Exhibit (17)(e)

JULY 31, 2008

HighMark

The smarter approach to investing.

Annual report

HIGHMARK®
FUNDS

www.highmarkfunds.com

This report and the financial statements contained herein are submitted for the general information of HighMark Funds’ shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Shares of HighMark Funds are not deposits or obligations of, or guaranteed by, Union Bank of California, N.A. or any of its subsidiaries or affiliates. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in shares of mutual funds involve risk, including the possible loss of principal. PFPC Distributors, Inc. serves as Distributor for HighMark Funds and is not affiliated with the Adviser of HighMark Funds, HighMark Capital Management, Inc., or with Union Bank of California, N.A.

top ten holdings†

Company*	% of Portfolio

Exxon Mobil	3.5%
Procter & Gamble	2.6
Danaher	2.5
Suncor Energy	2.4
Praxair	2.2
Cisco Systems	1.8
Abbott Laboratories	1.8
General Electric	1.7
JPMorgan Chase	1.7
Intel	1.6

fund sectors†

Sector	% of Portfolio

Information Technology	12.9%
Financials	12.9
U.S. Government Agency
Mortgage-Backed
Obligations	12.8
Energy	11.0
Consumer Staples	10.3
Health Care	8.2
Industrial	7.4
Consumer Discretionary	6.8
Utilities	5.2
Asset-Backed Securities	4.5
Materials	3.3
Telecommunication Services	1.8
Repurchase Agreements	1.5
Foreign Governments	1.4

*	Excludes short-term fixed income securities.

†	Excludes securities purchased with cash collateral received from securities lending.

balanced fund (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark Balanced Fund (the “Fund”) produced a total return of -6.52% (Fiduciary Shares). In comparison, the Fund’s benchmarks, the unmanaged S&P 500 Composite Index, the Lehman Brothers U.S. Aggregate Bond Index and the unmanaged blended index of 60% S&P 500 Composite Index and 40% Lehman Brothers U.S. Aggregate Bond Index, returned -11.09%, 6.15% and -4.19%, respectively.

factors affecting performance

Turmoil in the housing market, higher oil prices, a weak equity market and steep losses at a number of Wall Street institutions occurred during the reporting period. As a result, the Federal Reserve eased monetary policy, cutting the federal funds rate seven times during the period, from 5.25% to 2%. Liquidity in the financial markets was constrained, although pressure eased near the end of the first half of the Fund’s reporting period with the Federal Reserve’s decision to make more short-term funds available to the market.

The equity portion of the Fund’s performance was positively affected in the first half of its fiscal year by investments in the energy and consumer staples sectors but was negatively affected by investments in the consumer discretionary and financial sectors. Top contributors to the Fund’s performance during this time were holdings in Occidental Petroleum, Suncor Energy, Danaher, Microsoft and ITC Holdings. Holdings that detracted from the Fund’s performance during this period include General Electric, Citigroup and XL Capital.

The Fund’s equity exposure to the energy sector continued to add value in the second half of the reporting period. An underweight to the poorer performing financials and consumer discretionary sectors also positively contributed to performance during this time. However, the Fund’s exposure to consumer discretionary and information technology sectors detracted from performance. These consumer-related industries lagged as the housing slump dampened consumer sentiment and spending. Top performers during the second half of the Fund’s reporting period included Praxxair, Tenaris and Schlumberger. Holdings that detracted from performance were American International Group, Bank of America and JP Morgan Chase.

Credit quality was a key performance factor in the fixed-income portion of the Fund during the fiscal period, as lower quality securities underperformed higher quality securities during the reporting period. Treasuries performed well, rising 4% in the fourth quarter of fiscal 2007 alone. However, all non-treasury, fixed-income sector returns lagged significantly during the period. As a result, the Fund’s overweight in the non-treasury, fixed-income sector detracted from performance.

2	1.800.433.6884

highmark balanced fund investment objective

HighMark Balanced Fund seeks capital appreciation and income, with a secondary investment objective of conservation of capital.

portfolio manager	portfolio manager	portfolio manager
David Goerz	Kenneth Wemer	Jack Montgomery
HighMark Capital Management, Inc.	HighMark Capital Management, Inc.	HighMark Capital Management, Inc.

Comparison of Change in the Value of a $10,000 Investment in HighMark Balanced Fund versus the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, an unmanaged blended index of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index and the Morningstar Moderate Allocation Category.

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception		Gross Expense Ratio‡	Net Expense Ratio‡
Fiduciary Shares	-6.52%	2.64%	5.01%	2.21%	6.78%		1.12%	0.97%

Class A Shares	-6.69%	2.40%	4.74%	1.95%	6.59	%†	1.37%	1.22%

Class A Shares w/load*	-11.83%	0.49%	3.57%	1.38%	6.25	%†	1.37%	1.22%

Class B Shares	-7.21%	1.79%	4.10%	1.30%	6.22	%†	1.87%	1.82%

Class B Shares w/load**	-11.42%	0.90%	3.75%	1.30%	6.22	%†	1.87%	1.82%

Class C Shares	-7.29%	1.77%	4.07%	1.42%†	6.31	%†	1.87%	1.82%

Class C Shares w/load***	-8.13%	1.77%	4.07%	1.42%†	6.31	%†	1.87%	1.82%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Performance presented from February 1, 1991 (commencement of operations of Fiduciary Shares) to April 25, 1997 and November 13, 1992 (commencement of Class A Shares) to April 25, 1997, reflects the performance of the Stepstone Balanced Fund, the predecessor to HighMark Balanced Fund. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

†

The performance presented links the performance of Fiduciary Shares from February 1, 1991 with the performance of Class A Shares on November 13, 1992, Class B Shares on February 2, 1998 and Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the CDSC applicable to Class A, Class B and Class C Shares, as applicable, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 5.50% front-end sales charge.

**	Reflects maximum CDSC of 5.00%.

***	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	3

top ten holdings†

Company*	% of Portfolio

iShares Russell 2000 Value
Index Fund	1.2%
iShares S&P SmallCap 600
Value Index Fund	1.1
Lufkin Industries	1.0
Cash America International	1.0
Hubbell, Cl B	1.0
Atmos Energy	0.9
Rydex S&P Smallcap 600
Pure Value ETF	0.9
Chart Industries	0.9
Aspen Insurance Holdings	0.8
Corn Products International	0.8

fund sectors†

Sector	% of Portfolio

Financials	20.3%
Industrial	19.8
Information Technology	13.0
Consumer Discretionary	11.1
Energy	8.1
Materials	7.5
Health Care	7.1
Utilities	4.5
Consumer Staples	4.4
Registered Investment Companies	3.2
Telecommunication Services	0.5
Repurchase Agreement	0.5

*	Excludes short-term fixed income securities.

†	Excludes securities purchased with cash collateral received from securities lending.

cognitive value fund (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark Cognitive Value Fund (the “Fund”) produced a total return of -10.98% (Class M Shares). In comparison, the Fund’s benchmark, the unmanaged S&P Small Cap 600/Citigroup Value Index, returned -11.14% for the same period.

factors affecting performance

The Fund outperformed its benchmark over the fiscal year, despite the underperformance of its largest strategic bet. This result is attributable to the Fund’s multiple sources of return and its risk control measures. Many stock investing approaches work over the long term, but none work all the time. By not relying on a single approach, the Fund attempts to produce more consistent performance. The Fund’s largest strategic bet was toward micro-cap stocks. Although these stocks have historically outperformed small-cap stocks in the long term, they significantly underperformed over the past fiscal year. Micro-cap underperformance was largely driven by difficulties in the financial sector. Increasing loan delinquencies and defaults caused by falling home prices and a slowing economy drove banks to tighten their lending standards. Micro-cap companies are considered higher credit risks than larger cap companies and were disproportionately affected by banks’ reluctance to lend during the fiscal period.

Fortunately, the Fund’s five other performance drivers, quantitative factors that combine to form its behavioral ranking model, do not move in tandem with each other or with micro-cap stocks. Four of the five quantitative factors worked well over the past year, producing good small-cap stock performance for the Fund. The result was that the underperformance of the micro-cap portion of the Fund was more than fully offset by the outperformance of the small-cap portion of the Fund.

4	1.800.433.6884

highmark cognitive value fund investment objective

HighMark Cognitive Value Fund seeks long-term capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in HighMark
Cognitive Value Fund versus the S&P SmallCap 600/Citigroup Value Index and the Morningstar Small Value Category.

team leader
Tom Mudge
Bailard, Inc.

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Since Inception	Gross Expense Ratio‡	Net Expense Ratio‡

Fiduciary Shares	-10.97%	2.49%†	9.51%†	7.07%†	1.24%	1.18%

Class A Shares	-11.22%	2.16%†	9.20%†	6.78%†	1.49%	1.43%

Class A Shares w/load*	-16.07%	0.24%†	7.98%†	5.93%†	1.49%	1.43%

Class C Shares	-11.81%	1.51%†	8.56%†	6.17%†	2.02%	2.02%

Class C Shares w/load**	-12.59%	1.51%†	8.56%†	6.17%†	2.02%	2.02%

Class M Shares	-10.98%	2.51%	9.64%	7.23%	0.98%	0.98%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

†

The performance presented links the performance of Class M Shares from May 30, 2001 with the performance of Class A and Class C Shares on April 3, 2006 and Fiduciary Shares on July 3, 2006. Class M Share performance has been adjusted for the maximum sales charge/CDSC applicable to Class A and Class C Shares, as applicable, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 5.50% front-end sales charge.

**	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	5

	top ten holdings†

	Company*	% of Portfolio

	International Business Machines	4.2%
	Wal-Mart Stores	4.2
	Symantec	4.1
	ConocoPhillips	3.9
	Goldman Sachs Group	3.6
	Amgen	3.2
	Chevron	3.2
	Intel	3.1
	Verizon Communications	3.1
	Ryder System	3.0

	fund sectors†

	Sector	% of Portfolio

	Information Technology	19.4%
	Financials	14.8
	Health Care	13.1
	Energy	11.8
	Industrials	11.5
	Consumer Staples	10.9
	Consumer Discretionary	8.5
	Materials	3.7
	Utilities	3.2
	Telecommunications	3.1

*	Excludes short-term fixed income securities.

†	Excludes securities purchased with cash collateral received from securities lending.

core equity fund (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark Core Equity Fund (the “Fund”) produced a total return of -14.35% (Fiduciary Shares). In comparison, the Fund’s benchmark, the unmanaged S&P 500 Index, returned -11.09% for the same period.

factors affecting performance

The recent annual period was challenging for the economy and the financial markets. During the last six months of the fiscal year, the Fund’s quantitative stock selection strategy, which involves looking for companies with good value, company momentum and high quality, outperformed its benchmark. However, for the entire fiscal year period, the Fund underperformed its benchmark.

It was a particularly difficult period for funds that employed a disciplined quantitative investment process. The widely reported liquidity crisis in the first half of 2007 continued longer than expected, and as a result growth stocks outperformed value stocks for the fiscal year. The investing environment during the period was more favorable for momentum investing and less so for value-tilted disciplines. For the fiscal year, the energy and materials sectors were top contributors to the Fund’s performance, while the financial and consumer discretionary sectors continued to lag. Even though the Fund is relatively sector neutral, certain minor industry sector investments paid off, including an overweight in the road and rail industry and an underweight in thrifts and mortgage finance. Industry sector investments that detracted from performance included an overweight in insurance and an underweight in health care equipment and supplies.

Specific companies that contributed to the Fund’s performance were Wal-Mart, Amgen and Ryder. CIT Group, UnitedHealth Group and American International Group detracted from the Fund’s overall performance.

6	1.800.433.6884

highmark core equity fund investment objective

HighMark Core Equity Fund seeks long-term capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in HighMark Core Equity Fund versus the S&P 500 Index and the Morningstar Large Value Category.

portfolio manager David Goerz HighMark Capital Management, Inc.	portfolio manager Richard Rocke HighMark Capital Management, Inc.

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Since Inception	Gross Expense Ratio‡	Net Expense Ratio‡
Fiduciary Shares	-14.35%	2.45%	5.64%	-1.22%	1.08%	0.95%

Class A Shares	-14.45%	2.18%	5.39%	-1.47%†	1.34%	1.20%

Class A Shares w/load*	-19.17%	0.27%	4.21%	-2.15%†	1.34%	1.20%

Class B Shares	-15.08%	1.57%	4.70%	-2.09%†	1.83%	1.80%

Class B Shares w/load**	-19.14%	0.59%	4.37%	-2.09%†	1.83%	1.80%

Class C Shares	-15.05%	1.54%	4.80%†	-1.71%†	1.83%	1.80%

Class C Shares w/load***	-15.87%	1.54%	4.80%†	-1.71%†	1.83%	1.80%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

†

The performance presented links the performance of Fiduciary Shares from May 31, 2000 with the performance of Class A and Class B Shares on June 30, 2000 and Class C Shares on November 28, 2003. Fiduciary Share performance has been adjusted for the maximum sales charge/CDSC applicable to Class A, Class B and Class C Shares, as applicable, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 5.50% front-end sales charge.

**	Reflects maximum CDSC of 5.00%.

***	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	7

	top ten holdings†

	Company*	% of Portfolio

	Apple	4.0%
	Microsoft	3.8
	Powershares QQQ	3.6
	Hewlett-Packard	3.5
	Qualcomm	3.4
	Google, Cl A	3.4
	International Business Machines	3.2
	Cisco Systems	3.1
	Intel	2.9
	Research In Motion	2.5

	fund sectors †

	Sector	% of Portfolio

	Information Technology	81.1%
	Health Care	9.7
	Registered Investment Company	4.1
	Consumer Discretionary	1.8
	Repurchase Agreement	1.6
	Telecommunications	1.4
	Industrials	0.3

*	Excludes short-term fixed income securities.

†	Excludes securities purchased with cash collateral received from securities lending.

enhanced growth fund (unaudited)

performance

For the fiscal year ended July 31, 2008, Highmark Enhanced Growth Fund (the “Fund”) produced a total return of -9.47% (Class M Shares). In comparison, the Fund’s benchmark, the unmanaged NASDAQ 100 Index, returned -4.29% for the same period.

factors affecting performance

The Fund, which invests primarily in information technology and healthcare stocks, lost value over the past fiscal year. The global equity markets in general did not perform well this period. Fears relating to the subprime mortgage crisis led to greater fears about a liquidity crisis and a credit crunch and the escalating price of oil fueled fears about a recession. While the information technology sector performed relatively well in the first half of the fiscal year, the Fund lost ground over the last six months.

A large percentage of the Fund’s assets are invested among a diversified group of industries within the information technology sector. The only industry group within this sector that posted positive returns for the Fund during the fiscal period was the computer hardware sub-sector. Communications equipment and application software companies, while losing value over the fiscal year, performed relatively well when compared to some of the other sub-sectors within the Fund. Semiconductor equipment and computer storage industries performed particularly poorly and detracted from the Fund’s overall performance.

Of note are the Fund’s investments in the healthcare sector, which were a positive contributor over the fiscal year. The Fund invests in biotechnology, pharmaceuticals and medical equipment companies within the broad healthcare space. In a time period when most equities lost value, the healthcare component of the Fund saw positive returns. While pharmaceuticals lost value over the fiscal year, the Fund’s investment in biotechnology paid off well and added to the overall return of the Fund.

8	1.800.433.6884

highmark enhanced growth fund investment objective

HighMark Enhanced Growth Fund seeks long-term capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in HighMark Enhanced Growth Fund versus the NASDAQ 100 Index and the Morningstar Specialty - Technology Category.

team leader Sonya Thadhani Bailard, Inc.

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Since Inception	Gross Expense Ratio‡	Net Expense Ratio‡
Fiduciary Shares	-9.57%	1.74%†	5.34%†	-1.05%†	1.25%	1.15%

Class A Shares	-9.83%	1.23%†	4.90%†	-1.42%†	1.49%	1.40%

Class A Shares w/load*	-14.78%	-0.65%†	3.73%†	-2.20%†	1.49%	1.40%

Class C Shares	-10.38%	0.75%†	4.42%†	-1.90%†	1.92%	1.92%

Class C Shares w/load**	-11.27%	0.75%†	4.42%†	-1.90%†	1.92%	1.92%

Class M Shares	-9.47%	1.71%	5.42%	-0.93%	0.97%	0.97%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

†

The performance presented links the performance of Class M Shares from May 30, 2001 with the performance of Class A and Class C Shares on April 3, 2006 and Fiduciary Shares on April 4, 2006. Class M Share performance has been adjusted for the maximum sales charge/CDSC applicable to Class A and Class C Shares, as applicable, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 5.50% front-end sales charge.

**	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	9

	top ten holdings†

	Company*	% of Portfolio

	Total	1.2%
	Vodafone Group	1.2
	Novartis	1.2
	HSBC Holdings	1.2
	Nintendo	1.1
	E.ON	1.0
	Nestle	1.0
	BP	1.0
	GlaxoSmithKline	0.9
	Telefonica	0.9

	fund sectors†

	Sector	% of Portfolio

	Financials	20.8%
	Industrial	13.6
	Materials	11.2
	Consumer Discretionary	9.8
	Energy	9.3
	Consumer Staples	8.1
	Health Care	6.8
	Telecommunication Services	6.5
	Information Technology	5.8
	Utilities	4.4
	Repurchase Agreement	1.9
	Registered Investment Companies	1.8

*	Excludes short-term fixed income securities.

†	Excludes securities purchased with cash collateral received from securities lending.

international opportunities fund (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark International Opportunities Fund (the “Fund”) produced a total return of -10.05% (Class M Shares). In comparison, the Fund’s benchmark, the unmanaged MSCI All Country World ex-US Index (gross), returned -9.30% for the same period.

factors affecting performance

World stock markets spent most of the fiscal year in a global credit crunch that had its origins in the U.S. housing and mortgage-backed securities markets. With banks less willing to lend, slowing global economic growth combined with inflation pressures from soaring oil and commodity prices created an extremely negative environment for equities. The performance of the Fund’s benchmark was even worse when the benefit to U.S.-based investors of a weak dollar was factored out: in local currency terms, the MSCI All Country World ex-US Index returned -15.62%.

Among developed markets, results varied widely, from a 1% gain in oil producing Canada to an 18% loss in finance-intensive U.K. and a 44% loss in Ireland (in US$ terms). Emerging markets held up a little better overall (the MSCI Emerging Market Index was down 4.17%), but the disparity among markets was even greater. While export-sensitive countries such as Korea, Taiwan and Thailand suffered losses of 20% or more, resource-rich Russia rose 1% and Brazil gained over 25%.

The Fund slightly underperformed its benchmark for the fiscal year. On the plus side, the Fund changed its position in China and India from overweight to underweight before those markets fell out of favor. Balanced against this benefit were negative contributions from underweights in Canada and Russia. Stock selection within markets – particularly Japan – also contributed negatively as a number of previously successful investments suffered reversals during this period.

10	1.800.433.6884

highmark international opportunities fund investment objective

HighMark International Opportunities Fund seeks long-term capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in HighMark International Opportunities Fund versus the MSCI All-Country World ex-US Index and the Morningstar Foreign Large Blend Category.

team leader Peter Hill Bailard, Inc.

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception	Gross Expense Ratio‡	Net Expense Ratio‡
Fiduciary Shares	-10.10%	14.15%†	18.43%†	6.36%†	8.53%†	1.49%	1.43%

Class A Shares	-10.33%	13.86%†	18.13%†	6.10%†	8.25%†	1.75%	1.58%

Class A Shares w/load*	-15.29%	11.71%†	16.82%†	5.50%†	8.04%†	1.75%	1.58%

Class C Shares	-10.87%	13.10%†	17.42%†	5.51%†	7.69%†	2.24%	2.24%

Class C Shares w/load**	-11.72%	13.10%†	17.42%†	5.51%†	7.69%†	2.24%	2.24%

Class M Shares	-10.05%	14.23%	18.55%	6.51%	8.70%	1.22%	1.22%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

In addition to the normal risks associated with investing, international investments may involve risk of capital loss from an unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets investments involve heightened risks related to the same factors.

†

The performance presented links the performance of Class M Shares from September 4, 1979 with the performance of Class A and Class C Shares on April 3, 2006 and Fiduciary Shares on April 4, 2006. Class M Share performance has been adjusted for the maximum sales charge/CDSC applicable to Class A and Class C Shares, as applicable, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 5.50% front-end sales charge.

**	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	11

	top ten holdings†

	Company*	% of Portfolio

	Procter & Gamble	5.1%
	Dreyfus Cash Management	5.0
	Cisco Systems	4.3
	PepsiCo	3.1
	Microsoft	3.0
	Monsanto	2.7
	Intel	2.7
	Google, Cl A	2.7
	Praxair	2.5
	Abbott Laboratories	2.5

	fund sectors†

	Sector	% of Portfolio

	Information Technology	24.5%
	Consumer Staples	15.7
	Energy	12.2
	Health Care	11.9
	Industrials	10.2
	Consumer Discretionary	8.3
	Materials	5.3
	Registered Investment Company	5.0
	Utilities	3.4
	Financials	2.7
	Telecommunication Services	0.8

*	Excludes short-term fixed income securities.

†	Excludes securities purchased with cash collateral received from securities lending.

large cap growth fund (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark Large Cap Growth Fund (the “Fund”) produced a total return of -8.70% (Fiduciary Shares). In comparison, the Fund’s benchmark, the unmanaged Russell 1000 Growth Index, returned -6.29% over the same period.

factors affecting performance

Turmoil in the housing market, higher oil prices, a weak equity market and steep losses at a number of Wall Street institutions continued during the Fund’s reporting period. As a result, the Federal Reserve continued to ease monetary policy, cutting the federal funds rate seven times during the fiscal year, from 5.25% to 2%. Liquidity in the financial markets was constrained, although pressure eased near the end of the first half of the reporting period with the Federal Reserve’s decision to make more short-term funds available to the market. During this time, the Fund benefited from its overweighting to the materials and energy sectors and its underweighting to the consumer discretionary sector. The Fund was negatively affected by its underweight in the health care sector and certain areas of the technology sector, and specifically the semi-conductor and communication equipment industries.

An overweight within the materials and energy sectors also added value during the second half of the Fund’s reporting period. Oil services companies Schlumberger and Smith International were top contributors given their exposure to rising oil prices. Also, an underweight to the poorer performing financials, industrials and consumer discretionary sectors positively contributed to performance.

Exposure in the Fund to consumer discretionary and information technology sectors detracted from performance. These consumer-related industries lagged as the housing slump dampened consumer sentiment and spending.

12	1.800.433.6884

highmark large cap growth fund investment objective

HighMark Large Cap Growth Fund seeks long-term capital appreciation through investments in equity securities. The production of current income is an incidental objective.

Comparison of Change in the Value of a $10,000 Investment in HighMark Large Cap Growth Fund versus the Russell 1000 Growth Index, the S&P 500/ Citigroup Growth Index and the Morningstar Large Growth Category.

portfolio manager	portfolio manager
Ken Wemer	George Rokas
HighMark Capital	HighMark Capital
Management, Inc.	Management, Inc.

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception		Gross Expense Ratio‡	Net Expense Ratio‡

Fiduciary Shares	-8.70%	2.18%	4.92%	-2.82%	4.45%		1.09%	0.97%

Class A Shares	-8.92%	1.91%	4.67%	-3.06%	4.26	%†	1.34%	1.22%

Class A Shares w/load*	-13.91%	0.02%	3.48%	-3.61%	3.86	%†	1.34%	1.22%

Class B Shares	-9.53%	1.31%	4.01%	-3.67%	3.79	%†	1.84%	1.82%

Class B Shares w/load**	-14.06%	0.33%	3.67%	-3.67%	3.79	%†	1.84%	1.82%

Class C Shares	-9.43%	1.31%	4.00%	-3.55%†	3.91	%†	1.84%	1.82%

Class C Shares w/load***	-10.33%	1.31%	4.00%	-3.55%†	3.91	%†	1.84%	1.82%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

†

The performance presented links the performance of Fiduciary Shares from November 18, 1993 with the performance of Class A Shares on June 20, 1994, Class B Shares on February 2, 1998 and Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge/CDSC applicable to Class A, Class B and Class C Shares, as applicable, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 5.50% front-end sales charge.

**	Reflects maximum CDSC of 5.00%.

***	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	13

top ten holdings†

Company*	% of Portfolio

Exxon Mobil	6.1%
Chevron	3.6
AT&T	3.2
JPMorgan Chase	3.2
Pfizer	3.1
ConocoPhillips	3.0
Verizon Communications	2.4
Goldman Sachs Group	2.2
Procter & Gamble	2.0
General Electric	1.8

fund sectors†

Sector	% of Portfolio

Financials	25.1%
Energy	16.5
Health Care	11.8
Consumer Discretionary	9.9
Industrial	8.3
Consumer Staples	7.4
Utilities	5.7
Telecommunication Services	5.6
Information Technology	4.5
Materials	3.8
Repurchase Agreement	1.4

*	Excludes short-term fixed income securities.

†	Excludes securities purchased with cash collateral received from securities lending.

large cap value fund (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark Large Cap Value Fund (the “Fund”) produced a total return of -15.65% (Fiduciary Shares). In comparison, the Fund’s benchmark, the unmanaged Russell 1000 Value Index, returned -15.15% for the same period.

factors affecting performance

During the Fund’s fiscal year, stocks performed poorly across the capitalization spectrum, and growth stocks outperformed value stocks over the 12 months ended July 31, 2008. The energy and materials sectors dominated performance in the broad market, while the performance of the consumer durables sector lagged, especially motor vehicle and household durable companies.

The Fund’s advisor is disciplined and maintains a broadly diversified portfolio of large-cap stocks. Companies are evaluated relative to their industry peers using a bottom-up style of stock selection that measures three broad categories: value, management and momentum. Value is defined by somewhat traditional ratios, comparing price to fundamental value. Management provides evidence that a company’s executive team emphasizes earnings power. Momentum helps determine when stocks might begin their ascent toward full valuation. In searching for opportunities, a sharp eye is kept on minimizing transaction costs, helping to maximize profits in its stock-selection effort.

During the reporting period, the Fund benefited primarily from two of the three broad stock-selection categories — the focus on effective management and the search for positive momentum — while stocks that ranked well according to measures of value were a slight drag on relative return. Effective asset utilization and earnings quality stood out as strong indicators of performance in the evaluation of management. In the category of momentum, the magnitude and direction of earnings revisions and price strength were both good predictors of performance. Stock-picking effort was most successful within the financial sector, and particularly bets against benchmark financial holdings AIG, Citigroup and Fannie Mae. However, the Fund’s positions within the energy sector, including oil and gas companies, Valero Energy and Occidental Petroleum, detracted from performance.

14	1.800.433.6884

highmark large cap value fund investment objective

HighMark Large Cap Value Fund seeks to provide long-term capital appreciation.

portfolio manager	portfolio manager	portfolio manager
Ted Aronson	Kevin Johnson	Martha Ortiz
Aronson+Johnson+Ortiz, LP	Aronson+Johnson+Ortiz, LP	Aronson+Johnson+Ortiz, LP

Comparison of Change in the Value of a $10,000 Investment in HighMark Large Cap Value Fund versus the Russell 1000 Value Index and the Morningstar Large Value Category.

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception		Gross Expense Ratio‡	Net Expense Ratio‡

Fiduciary Shares	-15.65%	1.66%	8.93%	2.24%	10.10%		1.08%	0.95%

Class A Shares	-15.85%	1.40%	8.66%	1.98%	9.98	%†	1.33%	1.20%

Class A Shares w/load*	-20.46%	-0.50%	7.44%	1.41%	9.73	%†	1.33%	1.20%

Class B Shares	-16.33%	0.78%	7.96%	1.33%	9.68	%†	1.83%	1.80%

Class B Shares w/load**	-20.24%	-0.16%	7.67%	1.33%	9.68	%†	1.83%	1.80%

Class C Shares	-16.31%	0.79%	7.99%	1.46%†	9.76	%†	1.83%	1.80%

Class C Shares w/load***	-17.09%	0.79%	7.99%	1.46%†	9.76	%†	1.83%	1.80%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

†

The performance presented links the performance of Fiduciary Shares from February 9, 1984 with the performance of Class A Shares on June 20, 1994, Class B Shares on February 2, 1998 and Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge/CDSC applicable to Class A, Class B and Class C Shares, as applicable, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 5.50% front-end sales charge.

**	Reflects maximum CDSC of 5.00%.

***	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	15

top ten holdings†

Company*	% of Portfolio

Olin	2.2%
CSG Systems International	2.1
RealNetworks	1.7
Pacer International	1.7
Penson Worldwide	1.6
RehabCare Group	1.6
Aspen Insurance Holdings	1.6
CTS	1.6
Par Pharmaceutical	1.5
Kindred Healthcare	1.5

fund sectors†

Sector	% of Portfolio

Information Technology	20.2%
Financials	18.2
Industrial	16.7
Health Care	13.8
Consumer Discretionary	11.2
Energy	6.7
Materials	5.6
Consumer Staples	2.7
Utilities	2.6
Repurchase Agreement	1.3
Telecommunications	1.0

*	Excludes short-term fixed income securities.

†	Excludes securities purchased with cash collateral received from securities lending.

small cap advantage fund (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark Small Cap Advantage Fund (the “Fund”) produced a total return of -11.48% (Fiduciary Shares). In comparison, the Fund’s benchmark, the unmanaged Russell 2000 Index, returned -6.71% for the same period.

factors affecting performance

The recent annual period was challenging for the economy and the financial markets. During the last six months of the fiscal year, the Fund’s quantitative stock selection strategy, which involves looking for companies with good value, company momentum and high quality, outperformed its benchmark. However, for the entire fiscal year period, the Fund underperformed its benchmark.

It was a particularly difficult period for funds that employed a disciplined quantitative investment process. The widely reported liquidity crisis in the first half of 2007 continued longer than expected, and as a result growth stocks outperformed value stocks for the fiscal year. The investing environment during the period was more favorable for momentum investing and less so for value-tilted disciplines. For the fiscal year, the energy and materials sectors performed well, and the financial and consumer discretionary sectors continued to lag. Even though the Fund was relatively sector neutral, certain industry sector investments paid off, including an overweight in the road and rail sector, and an underweight in the diversified telecommunication services sector. Industry sector investments that detracted from performance included an overweight in the commercial bank sector and an underweight in the biotechnology sector.

Specific companies that contributed to performance were Brigham Exploration, Perrigo and Callon Petroleum. CMGI Inc., Luminent Mortgage and Aspect Medical Systems detracted from the Fund’s overall performance.

16	1.800.433.6884

highmark small cap advantage fund investment objective

HighMark Small Cap Advantage Fund seeks to provide long-term capital appreciation.

portfolio manager	portfolio manager
David Goerz HighMark Capital Management, Inc.	Richard Rocke HighMark Capital Management, Inc.

Comparison of Change in the Value of a $10,000 Investment in HighMark Small Cap Advantage Fund versus the Russell 2000 Index and the Morningstar Small Value Category.

	One Year Return	Annualized Since Inception†	Gross Expense Ratio‡	Net Expense Ratio‡
Fiduciary Shares	-11.48%	-12.07%	1.60%	1.32%

Class A Shares	-11.74%	-12.29%	2.02%	1.57%

Class A Shares w/load*	-16.62%	-15.71%	2.02%	1.57%

Class C Shares	-12.33%	-12.77%	2.62%	2.17%

Class C Shares w/load**	-13.20%	-12.77%	2.62%	2.17%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

In addition to the normal risks associated with equity investing, investing in small cap companies may involve additional risk because, as small cap companies are frequently in the early stages of growth, their stocks tend to fluctuate in value.

†	Commenced operations on March 1, 2007.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 5.50% front-end sales charge.

**	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	17

top ten holdings†

Company*	% of Portfolio

IKON Office Solutions	1.7%
AO Smith	1.5
Grey Wolf	1.4
Safety Insurance Group	1.4
IPC Holdings	1.4
CSG Systems International	1.3
Polaris Industries	1.3
Financial Federal	1.3
Pacer International	1.3
Selective Insurance Group	1.3

fund sectors†

Sector	% of Portfolio

Financials	28.7%
Industrial	20.1
Consumer Discretionary	14.2
Information Technology	13.6
Materials	6.4
Energy	6.2
Health Care	3.6
Consumer Staples	2.5
Utilities	2.2
Repurchase Agreement	2.0
Telecommunications	0.5

*	Excludes short-term fixed income securities.

†	Excludes securities purchased with cash collateral received from securities lending.

small cap value fund (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark Small Cap Value Fund (the “Fund”) produced a total return of -15.68% (Fiduciary Shares). In comparison, the Fund’s benchmark, the unmanaged Russell 2000 Value Index, returned -9.95% for the same period.

factors affecting performance

Small-cap value stocks performed poorly during the first half of the Fund’s reporting period, as equity markets heavily favored growth and larger cap companies. The consumer discretionary and financial sectors were hard hit as credit concerns hurt companies with exposure to sub-prime mortgages. The exposure not only negatively affected banks, but mortgage insurers and housing-related stocks as well. The Federal Reserve eventually stepped in to calm the equity markets and cut the federal funds rate seven times during the Fund’s fiscal year, from 5.25% to 2%.

In the second half of the Fund’s reporting period, the wide performance disparity between growth and value stocks continued to pose challenges for its deep value approach. An underweight to the energy sector and an overweight to the consumer discretionary sector detracted from returns. In addition, specific stock selection struggled within energy (oil refiners Holly Corp. and Tesoro Petroleum), consumer discretionary (Ruby Tuesday) and materials (CF Industries), as stocks with higher multiples of earnings performed better than stocks with lower multiples of earnings favored by the Fund.

Strong stock selection did occur in the financial sector, specifically in the insurance industry. However, the value bias in the portfolio proved too large to overcome the negative performers.

18	1.800.433.6884

highmark small cap value fund investment objective

HighMark Small Cap Value Fund seeks to provide long-term capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in HighMark Small Cap Value Fund versus the Russell 2000 Value Index and the Morningstar Small Value Category.

team leader
Josef Lakonishok LSV Asset Management

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Since Inception	Gross Expense Ratio‡	Net Expense Ratio‡
Fiduciary Shares	-15.68%	-3.43%	7.02%	9.30%	1.48%	1.37%

Class A Shares	-15.91%	-3.66%	6.76%	9.01%	1.73%	1.62%

Class A Shares w/load*	-20.53%	-5.46%	5.56%	8.39%	1.73%	1.62%

Class B Shares	-16.43%	-4.28%	6.08%	8.34%	2.23%	2.22%

Class B Shares w/load**	-19.75%	-4.91%	5.83%	8.34%	2.23%	2.22%

Class C Shares	-16.40%	-4.25%	6.09%	8.47%†	2.23%	2.22%

Class C Shares w/load***	-17.07%	-4.25%	6.09%	8.47%†	2.23%	2.22%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

In addition to the normal risks associated with equity investing, investing in small cap companies may involve additional risk because, as small cap companies are frequently in the early stages of growth, their stocks tend to fluctuate in value.

†

The performance presented links the performance of Fiduciary Shares from September 17, 1998 with the performance of Class C Shares on November 30, 1999. Fiduciary Shares performance has been adjusted for the CDSC applicable to Class C Shares but does not reflect the higher Rule 12b-1 fees and expenses applicable to this Class. With these adjustments, performance would be lower than that shown.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 5.50% front-end sales charge.

**	Reflects maximum CDSC of 5.00%.

***	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	19

top ten holdings†

Company*	% of Portfolio

General Electric	4.1%
Exxon Mobil	3.8
Chevron	3.5
Microsoft	3.2
JPMorgan Chase	2.9
Berkshire Hathaway, CI B	2.8
International Business Machines	2.6
Marathon Oil	2.2
Questar	2.1
Comcast, Cl A	2.0

fund sectors†

Sector	% of Portfolio

Financials	21.2%
Energy	14.7
Information Technology	13.7
Consumer Staples	13.0
Industrial	11.7
Consumer Discretionary	10.7
Health Care	7.0
Materials	3.1
Utilities	2.1
Telecommunication Services	1.9
Registered Investment Company	0.9

*	Excludes short-term fixed income securities.

†	Excludes securities purchased with cash collateral received from securities lending.

value momentum fund (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark Value Momentum Fund (the “Fund”) produced a total return of -12.99% (Fiduciary Shares). In comparison, the Fund’s benchmark, the unmanaged S&P 500 Index, returned -11.09% for the same period.

factors affecting performance

Economic turmoil persisted throughout the Fund’s fiscal year, including record oil, gasoline and home heating prices and rising food costs. Record levels of household debt and falling home prices led to rising foreclosure rates. The banking system came under significant pressure due to underwriting concerns. These factors, coupled with weak auto and retail sales and weak consumer confidence, all pointed to a softening economy over the reporting period. The Fund’s overweight position to finance, consumer, housing and housing-related sectors were a drag on Fund performance.

An overweight to the energy sector was a major contributor to the Fund’s performance, since energy was one of the strongest performing sectors of the reporting period. Specific stock selections that performed well include the oil and gas exploration company Questar.

Throughout the reporting period, there was a strong bias toward growth stocks, and those that showed price momentum continued to perform well. In addition, investors favored large-cap companies with high earnings and sales growth. The Fund continued to follow a barbell strategy, emphasizing inexpensive, high-quality, large-cap companies at one end and turnaround candidates suffering temporary problems at the other.

20	1.800.433.6884

highmark value momentum fund investment objective

HighMark Value Momentum Fund seeks long-term capital growth with a secondary objective of current income.

team leader	portfolio manager	portfolio manager
Richard Earnest	Keith Stribling	Todd Lowenstein
HighMark Capital Management, Inc.	HighMark Capital Management, Inc.	HighMark Capital Management, Inc.

Comparison of Change in the Value of a $10,000 Investment in HighMark Value Momentum Fund versus the S&P 500 Index and the Morningstar Large Value Category.

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception	Gross Expense Ratio‡	Net Expense Ratio‡

Fiduciary Shares	-12.99%	3.45%	8.42%	4.46%	10.11%	1.09%	0.98%

Class A Shares	-13.22%	3.19%	8.13%	4.20%	9.91%†	1.34%	1.23%

Class A Shares w/load*	-18.00%	1.26%	6.91%	3.61%	9.55%†	1.34%	1.23%

Class B Shares	-13.74%	2.55%	7.46%	3.52%	9.51%†	1.84%	1.83%

Class B Shares w/load**	-17.35%	1.86%	7.21%	3.52%	9.51%†	1.84%	1.83%

Class C Shares	-13.69%	2.57%	7.47%	3.66%†	9.62%†	1.84%	1.83%

Class C Shares w/load***	-14.41%	2.57%	7.47%	3.66%†	9.62%†	1.84%	1.83%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Performance presented from February 1, 1991 (commencement of operations of Fiduciary Shares) to April 25, 1997 and April 2, 1992 (commencement of operations of Class A Shares) to April 25, 1997, reflects the performance of the Stepstone Value Momentum Fund, the predecessor to HighMark Balanced Fund. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

†

The performance presented links the performance of Fiduciary Shares from February 1, 1991 with the performance of Class A Shares on April 2, 1992, Class B Shares on February 2, 1998 and Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge/CDSC applicable to Class A, Class B and Class C Shares, as applicable, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 5.50% front-end sales charge.

**	Reflects maximum CDSC of 5.00%.

***	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	21

fund sectors

Sector	% of Portfolio

Affiliated Equity Registered Investment Companies	85.2%
Affiliated Fixed Income Registered Investment Companies	8.4
Equity Registered Investment Companies	4.5
Affiliated Money Market Registered Investment Company	1.3
Fixed Income Registered Investment Company	0.6

capital growth allocation fund (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark Capital Growth Allocation Fund (the “Fund”) returned -10.81% (Class A Shares without load). In comparison, the Fund’s unmanaged benchmark, a 80/15/5% blend of the S&P 500 composite Index, the Lehman Brothers U.S. Aggregate Bond Index and the Citigroup Bond 3-Month Treasury Bill Index, respectively, returned -7.80% over the same period.

factors affecting performance

Fear about a potential recession adversely impacted the nation’s economy during the Fund’s fiscal year. Markets reflected various uncertainties, in large part rooted in higher oil prices and weakness in the housing market, but the economic reality during the fiscal year was more robust than expected and these forces were not sufficient to cause a recession. Although measures of economic activity were generally better than expected, stocks underperformed bonds over the last year, largely due to the adverse performance of Financials. Write-offs of asset-backed and mortgage-backed securities had a transitory impact, undermining earnings in this particular sector. Despite these write-offs, valuation of the U.S. stock market overall remained compelling at a level that continually improved since January 2003, as S&P 500 earnings more than doubled while the index appreciated just 45%. Commodity prices increased over the last year, following higher energy prices, while the U.S. dollar also weakened over this period, boosting inflation concerns as well as international equity returns. The U.S. dollar improved somewhat in mid-March. Treasury bonds also remained particularly expensive.

The atypical mid-cycle slowdown, which appears to have slowed in the fourth quarter of fiscal 2007, started with low inventories, expanding capital investment, strong balance sheets, plentiful savings, healthy employment, contained inflation, low interest rates, accelerating exports, high productivity, robust profit margins and record earnings. Housing weakness and higher oil prices alone were not sufficient conditions for a recession, but deteriorating sentiment was fed by confusion, uncertainty and fear that helped propagate the liquidity squeeze.

The Fund remains overweight equities, favoring growth stocks and U.S. exposure over international stocks. In April, the Fund shifted to overweight small-cap stocks as well as extending its overweight to U.S stocks vs. international equity markets. The Fund also introduced specific exposure to the Emerging Markets and Technology markets through an allocation to HighMark’s Enhanced Growth Fund. The Fund also initiated an overweight to high-yield bonds in April and recently introduced specific exposure to the Emerging Markets sector. The Fund’s tilt favoring equities over bonds adversely impacted performance during the fiscal period, after providing significant value in prior years. However, other tilts offset most of the impact of the return differential between stocks and bonds.

22	1.800.433.6884

highmark capital growth allocation fund investment objective

HighMark Capital Growth Allocation Fund primarily seeks capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in HighMark Capital Growth Allocation Fund versus the S&P 500 Composite Index, the Lehman Brothers U.S. Aggregate Bond Index, the Citigroup Bond 3-Month Treasury Bill Index, an unmanaged blended index of 80% S&P 500 Composite Index, 15% Lehman Brothers U.S. Aggregate Bond Index and 5% Citigroup Bond 3-Month Treasury Bill Index and the Morningstar Large Blend Category.

portfolio manager
David Goerz HighMark Capital Management, Inc.

	One Year Return	Annualized 3 Year Return	Annualized Since Inception	Gross Expense Ratio‡	Net Expense Ratio‡

Fiduciary Shares	-10.56%	2.52%†	4.88%†	1.67%	1.31%

Class A Shares	-10.81%	2.37%	4.76%	1.90%	1.57%

Class A Shares w/load*	-15.72%	0.46%	3.21%	1.90%	1.57%

Class C Shares	-11.43%	1.65%	4.01%	2.40%	2.27%

Class C Shares w/load**	-12.27%	1.65%	4.01%	2.40%	2.27%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

The Fund is structured as a fund-of-funds and is subject to the same risks as the underlying funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

†

The performance presented links the performance of Class A Shares from October 12, 2004 with performance of Fiduciary Shares which commenced operations on November 15, 2006. Class A Share performance has been adjusted by removing the sales charge applicable to Class A Shares because Class A Shares bear a sales charge while Fiduciary Shares do not bear a sales charge, but the performance otherwise has not been adjusted to reflect the fees and expenses applicable to Fiduciary Shares. With those adjustments, performance would be higher than that shown.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 5.50% sales charge.

**	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	23

fund sectors

Sector	% of Portfolio

Affiliated Equity Registered Investment Companies	94.8%
Equity Registered Investment Companies	5.1
Affiliated Money Market Registered Investment Company	0.1

diversified equity allocation fund  (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark Diversified Equity Fund (the “Fund”) produced a total return of -12.52% (Class A Shares without load). In comparison, the unmanaged S&P 500 Index returned -11.09% over the same period.

factors affecting performance

Fear about a potential recession adversely impacted the nation’s economy during the Fund’s fiscal year. Markets reflected various uncertainties, in large part rooted in higher oil prices and weakness in the housing market, but the economic reality during the fiscal year was more robust than expected and these forces were not sufficient to cause a recession. Although measures of economic activity were generally better than expected, stocks underperformed bonds over the last year, largely due to the adverse performance of Financials. Write-offs of asset-backed and mortgage-backed securities had a transitory impact, undermining earnings in this particular sector. Despite these write-offs, valuation of the U.S. stock market overall remained compelling at a level that continually improved since January 2003, as S&P 500 earnings more than doubled while the index appreciated just 45%. Commodity prices increased over the last year, following higher energy prices, while the U.S. dollar also weakened over this period, boosting inflation concerns as well as international equity returns. The U.S. dollar improved somewhat in mid-March.

The atypical mid-cycle slowdown, which appears to have slowed in the fourth quarter of fiscal 2007, started with low inventories, expanding capital investment, strong balance sheets, plentiful savings, healthy employment, contained inflation, low interest rates, accelerating exports, high productivity, robust profit margins and record earnings. Housing weakness and higher oil prices alone were not sufficient conditions for a recession, but deteriorating sentiment was fed by confusion, uncertainty and fear that helped propagate the liquidity squeeze.

The Fund has been overweight in growth stocks and favored U.S. exposure over international stocks. In April, the Fund shifted to overweight small-cap stocks as well as extending its overweight to U.S stocks versus international equity markets. The Fund also introduced specific exposure to the Emerging Markets and Technology markets through an allocation to HighMark’s Enhanced Growth Fund.

24	1.800.433.6884

highmark diversified equity allocation fund investment objective

HighMark Diversified Equity Allocation Fund seeks capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in HighMark Diversified Equity Allocation Fund versus the S&P 500 Composite Index and the Morningstar Large Blend Category.

portfolio manager David Goerz Highmark Capital Management, Inc.

	One Year Return	Annualized Since Inception	Gross Expense Ratio‡	Net Expense Ratio‡
Fiduciary Shares	-12.30%	-4.13%	4.39%	1.38%

Class A Shares	-12.52%	-4.36%	3.72%	1.62%

Class A Shares w/load*	-17.33%	-7.47%	3.72%	1.62%

Class C Shares	-13.17%	-5.03%	3.95%	2.34%

Class C Shares w/load**	-14.03%	-5.03%	3.95%	2.34%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

The Fund is structured as a fund-of-funds and is subject to the same risks as the underlying funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 5.50% sales charge.

**	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	25

fund sectors

Sector	% of Portfolio

Affiliated Equity Registered Investment Companies	66.1%
Affiliated Fixed Income Registered Investment Companies	26.4
Equity Registered Investment Companies	3.6
Affiliated Money Market Registered Investment Company	2.7
Fixed Income Registered Investment Company	1.2

growth & income allocation fund (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark Growth & Income Allocation Fund (the “Fund”) returned -7.42% (Class A Shares without load). In comparison, the Fund’s unmanaged benchmark, a 60/35/5% blend of the S&P 500 Composite Index, the Lehman Brothers U.S. Aggregate Bond Index and the Citigroup Bond 3-Month Treasury Bill Index, respectively, returned -4.35% over the same period.

factors affecting performance

Fear about a potential recession adversely impacted the nation’s economy during the Fund’s fiscal year. Markets reflected various uncertainties, in large part rooted in higher oil prices and weakness in the housing market, but the economic reality during the fiscal year was more robust than expected and these forces were not sufficient to cause a recession. Although measures of economic activity were generally better than expected, stocks underperformed bonds over the last year, largely due to the adverse performance of Financials. Write-offs of asset-backed and mortgage-backed securities had a transitory impact, undermining earnings in this particular sector. Despite these write-offs, valuation of the U.S. stock market overall remained compelling at a level that continually improved since January 2003, as S&P 500 earnings more than doubled while the index appreciated just 45%. Commodity prices increased over the last year, following higher energy prices, while the U.S. dollar also weakened over this period, boosting inflation concerns as well as international equity returns. The U.S. dollar improved somewhat in mid-March. Treasury bonds also remained particularly expensive.

The atypical mid-cycle slowdown, which appears to have slowed in the fourth quarter of fiscal 2007, started with low inventories, expanding capital investment, strong balance sheets, plentiful savings, healthy employment, contained inflation, low interest rates, accelerating exports, high productivity, robust profit margins and record earnings. Housing weakness and higher oil prices alone were not sufficient conditions for a recession, but deteriorating sentiment was fed by confusion, uncertainty and fear that helped propagate the liquidity squeeze.

The Fund remains overweight equities, favoring growth stocks and U.S. exposure over international stocks. In April, the Fund shifted to overweight small-cap stocks as well as extending its overweight to U.S stocks vs. international equity markets. The Fund also introduced specific exposure to the Emerging Markets and Technology markets through an allocation to HighMark’s Enhanced Growth Fund. The Fund also initiated an overweight to high-yield bonds in April and recently introduced specific exposure to the Emerging Markets sector. The Fund’s tilt favoring equities over bonds adversely impacted performance during the fiscal period, after providing significant value in prior years. However, other tilts offset most of the impact of the return differential between stocks and bonds.

26	1.800.433.6884

highmark growth & income allocation fund investment objective

HighMark Growth Income Allocation Fund seeks capital appreciation and income.

Comparison of Change in the Value of a $10,000 Investment in HighMark Growth & Income Allocation Fund versus the S&P 500 Composite Index, the Lehman Brothers U.S. Aggregate Bond Index, the Citigroup Bond 3-Month Treasury Bill Index, an unmanaged blended index of 60% S&P 500 Composite Index, 35% Lehman Brothers U.S. Aggregate Bond Index and 5% Citigroup Bond 3-Month Treasury Bill Index and the Morningstar Moderate Allocation Category.

portfolio manager David Goerz HighMark Capital Management, Inc.

	One Year Return	Annualized 3 Year Return	Annualized Since Inception	Gross Expense Ratio‡	Net Expense Ratio‡
Fiduciary Shares	-7.15%	2.88%†	4.57%†	1.57%	1.24%

Class A Shares	-7.42%	2.71%	4.44%	1.83%	1.48%

Class A Shares w/load*	-12.52%	0.79%	2.90%	1.83%	1.48%

Class C Shares	-8.02%	2.00%	3.71%	2.33%	2.18%

Class C Shares w/load**	-8.90%	2.00%	3.71%	2.33%	2.18%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

The Fund is structured as a fund-of-funds and is subject to the same risks as the underlying funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

†

The performance presented links the performance of Class A Shares from October 12, 2004 with performance of Fiduciary Shares which commenced operations on November 15, 2006. Class A Share performance has been adjusted by removing the sales charge applicable to Class A Shares because Class A Shares bear a sales charge while Fiduciary Shares do not bear a sales charge, but the performance otherwise has not been adjusted to reflect the fees and expenses applicable to Fiduciary Shares. With those adjustments, performance would be higher than that shown.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 5.50% sales charge.

**	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	27

fund sectors

Sector	% of Portfolio

Affiliated Fixed Income Registered Investment Companies	54.0%
Affiliated Equity Registered Investment Companies	37.7
Affiliated Money Market Registered Investment Company	4.3
Fixed Income Registered Investment Company	2.1
Equity Registered Investment Companies	1.9

income plus allocation fund (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark Income Plus Allocation Fund (the “Fund”) returned -2.66% (Class A Shares without load). In comparison, the Fund’s unmanaged benchmark, a 30/65/5% blend of the S&P 500 Composite Index, the Lehman Brothers U.S. Aggregate Bond Index and the Citigroup Bond 3-Month Treasury Bill Index, respectively, returned 0.82% over the same period.

factors affecting performance

Fear about a potential recession adversely impacted the nation’s economy during the Fund’s fiscal year. Markets reflected various uncertainties, in large part rooted in higher oil prices and weakness in the housing market, but the economic reality during the fiscal year was more robust than expected and these forces were not sufficient to cause a recession. Although measures of economic activity were generally better than expected, stocks underperformed bonds over the last year, largely due to the adverse performance of Financials. Write-offs of asset-backed and mortgage-backed securities had a transitory impact, undermining earnings in this particular sector. Despite these write-offs, valuation of the U.S. stock market overall remained compelling at a level that continually improved since January 2003, as S&P 500 earnings more than doubled while the index appreciated just 45%. Commodity prices increased over the last year, following higher energy prices, while the U.S. dollar also weakened over this period, boosting inflation concerns as well as international equity returns. The U.S. dollar improved somewhat in mid-March. Treasury bonds also remained particularly expensive.

The atypical mid-cycle slowdown, which appears to have slowed in the fourth quarter of fiscal 2007, started with low inventories, expanding capital investment, strong balance sheets, plentiful savings, healthy employment, contained inflation, low interest rates, accelerating exports, high productivity, robust profit margins and record earnings. Housing weakness and higher oil prices alone were not sufficient conditions for a recession, but deteriorating sentiment was fed by confusion, uncertainty and fear that helped propagate the liquidity squeeze.

The Fund remains overweight equities, favoring growth stocks and U.S. exposure over international stocks. In April, the Fund shifted to overweight small-cap stocks as well as extending its overweight to U.S stocks vs. international equity markets. The Fund also introduced specific exposure to the Emerging Markets and Technology markets through an allocation to HighMark’s Enhanced Growth Fund. The Fund also initiated an overweight to high-yield bonds in April and recently introduced specific exposure to the Emerging Markets sector. The Fund’s tilt favoring equities over bonds adversely impacted performance during the fiscal period, after providing significant value in prior years. However, other tilts offset most of the impact of the return differential between stocks and bonds.

28	1.800.433.6884

highmark income plus allocation fund investment objective

HighMark Income Plus Allocation Fund primarily seeks income and secondarily seeks capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in HighMark Income Plus Allocation Fund versus the S&P 500 Composite Index, the Lehman Brothers U.S. Aggregate Bond Index, the Citigroup Bond 3-Month Treasury Bill Index, an unmanaged blended index of 30% S&P 500 Composite Index, 65% Lehman Brothers U.S. Aggregate Bond Index and 5% Citigroup Bond 3-Month Treasury Bill Index and the Morningstar Conservative Allocation Category.

portfolio manager
David Goerz HighMark Capital Management, Inc.

	One Year Return	Annualized 3 Year Return	Annualized Since Inception	Gross Expense Ratio‡	Net Expense Ratio‡

Fiduciary Shares	-2.43%	2.98%†	3.59%†	1.55%	1.18%

Class A Shares	-2.66%	2.85%	3.49%	1.75%	1.43%

Class A Shares w/load*	-7.04%	1.28%	2.24%	1.75%	1.43%

Class C Shares	-3.32%	2.14%	2.77%	2.25%	2.13%

Class C Shares w/load**	-4.25%	2.14%	2.77%	2.25%	2.13%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

The Fund is structured as a fund-of-funds and is subject to the same risks as the underlying funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

†

The performance presented links the performance of Class A Shares from October 12, 2004 with performance of Fiduciary Shares which commenced operations on November 15, 2006. Class A Share performance has been adjusted by removing the sales charge applicable to Class A Shares because Class A Shares bear a sales charge while Fiduciary Shares do not bear a sales charge, but the performance otherwise has not been adjusted to reflect the fees and expenses applicable to Fiduciary Shares. With those adjustments, performance would be higher than that shown.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 4.50% sales charge.

**	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	29

top ten holdings†

	Holding	% of Portfolio

	U.S. Treasury Inflation
	Index Note
	3.000%, 07/15/12	5.9%
	FNMA
	4.500%, 04/01/18	5.0
	FNMA
	5.500%, 03/01/20	3.1
	MidAmerican Energy Holdings,
	5.750%, 04/01/18	2.5
	FNMA
	5.000%, 08/01/34	2.5
	FNMA
	5.500%, 04/01/36	2.4
	Wells Fargo Mortgage
	Backed Security Trust,
	6.000%, 06/25/37	2.3
	FHLMC Gold
	4.000%, 06/01/19	2.2
	Lehman Mortgage Trust,
	Ser 2007-8, Cl 1A1,
	6.000%, 09/25/37	2.1
	FNMA
	5.500%, 11/01/33	1.9

fund sectors†

	Sector	% of Portfolio

	U.S. Government Agency
	Mortgage-Backed Obligations	41.5%
	Asset-Backed Securities	12.9
	Financials	13.2
	U.S. Treasury Obligations	7.7
	Utilities	5.9
	Consumer Discretionary	4.4
	Information Technology	2.6
	Health Care	2.5
	Telecommunication Services	2.2
	Foreign Governments	2.2
	Industrial	1.7
	Registered Investment Company	1.7
	Consumer Staples	1.5

†	Excludes securities purchased with cash collateral received from securities lending.

bond fund (unaudited)

Performance

For the fiscal year ended July 31, 2008, HighMark Bond Fund (the “Fund”) produced a total return of 5.42% (Fiduciary Shares). In comparison, the Fund’s benchmark, the unmanaged Lehman Brothers U.S. Aggregate Bond Index, returned 6.15% for the same period.

factors affecting performance

Turmoil in the housing market, higher oil prices, a weak equity market and steep losses at a number of Wall Street institutions continued during the Fund’s fiscal year. As a result, the Federal Reserve continued to ease monetary policy, cutting the federal funds rate seven times during the period, from 5.25% to 2%. Liquidity in the financial markets was constrained, although pressure eased near the end of 2007 with the Federal Reserve’s decision to make more short-term funds available to the market. As job growth slowed and unemployment moved higher, inflation concerns once again gave way to concern over the economy.

The first quarter of 2008 saw its share of surprises, including the demise of Bear Stearns, which had previously survived the Great Depression, WWII and several other financial panics, as well as double-digit inflation and interest rates. Treasuries performed well for the majority of the reporting period, but interest rates reversed course in the second quarter of 2008 and increased across the board, especially for shorter-term securities. The credit markets shifted concern to the impact of a weaker dollar and continuing increases in commodity prices, particularly oil. Tightened bank lending standards and the contraction of available credit were clearly evident during the quarter, historical precedent for an economic slowdown. Continued weakness in the financial sector was highlighted by severe pressure on mono-line insurance companies, most notably Ambac and MBIA.

Credit quality was a key factor in the performance of the Fund, as lower quality securities underperformed higher quality securities for the majority of the reporting period. The Fund, which was overweight in non-treasury sectors during the reporting period, staged a strong relief rally in April and May, only to give back a portion of those gains, detracting from overall performance

30	1.800.433.6884

highmark bond fund investment objective

HighMark Bond Fund seeks total return through investments in fixed-income securities.

Comparison of Change in the Value of a $10,000 Investment in HighMark Bond Fund versus the Lehman Brothers U.S. Aggregate Bond Index and the Morningstar Intermediate-Term Bond Category.

team leader
Jack Montgomery HighMark Capital Management, Inc.

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception	Gross Expense Ratio‡	Net Expense Ratio‡

Fiduciary Shares	5.42%	3.94%	4.17%	5.03%	7.56%	0.99%	0.77%

Class A Shares	5.24%	3.68%	3.93%	4.88%	7.47%†	1.24%	1.02%

Class A Shares w/load*	2.83%	2.91%	3.45%	4.64%	7.37%†	1.24%	1.02%

Class B Shares	4.43%	2.96%	3.18%	4.25%†	7.23%†	1.74%	1.70%

Class B Shares w/load**	-0.57%	2.03%	2.84%	4.25%†	7.23%†	1.74%	1.70%

Class C Shares	4.82%	3.25%	3.52%†	4.70%†	7.42%†	1.49%	1.45%

Class C Shares w/load***	3.82%	3.25%	3.52%†	4.70%†	7.42%†	1.49%	1.45%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

†

The performance presented links the performance of Fiduciary Shares from February 15, 1984 with the performance of Class A Shares on June 20, 1994, Class B Shares on November 30, 2000 and Class C Shares on November 28, 2003. Fiduciary Share performance has been adjusted for the maximum sales charge/CDSC applicable to Class A, Class B and Class C Shares, as applicable, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 2.25% sales charge. Prior to December 1, 2005, the sales charge was 3.25%.

**	Reflects maximum CDSC of 5.00%.

***	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	31

top ten holdings

Holding	% of Portfolio

Orange County, Sanitation
District, Ser B, COP, FSA Insured,
Callable 02/01/17 @ 100
5.000%, 02/01/23	2.2%
M-S-R Public Power Authority,
San Juan Project, Ser I, RB,
MBIA Insured,
Callable 07/01/11 @ 100
5.000%, 07/01/14	2.1
Eastern Municipal Water District,
Ser A, COP, FGIC Insured,
Callable 07/01/11 @ 100
5.375%, 07/01/17	2.1
San Mateo, Unified High School
District, Election 2000, Ser A,
GO, FGIC Insured,
Prerefunded @ 100
5.375%, 09/01/11	1.9
Metropolitan, Water District of
Southern California, Ser A, RB,
Callable 07/01/11 @ 101
5.375%, 07/01/12	1.9
Eastern Municipal Water District,
Ser A, COP, FGIC Insured,
Callable 07/01/11 @ 100
5.375%, 07/01/16	1.8
San Mateo County, Transit District,
Ser A, RB, MBIA Insured
5.25%, 06/01/16	1.8
California State, Department of
Transportation, Federal Highway
Grant Anticipation Bonds,
Ser A, RB, FGIC Insured
5.000%, 02/01/14	1.8
Los Angeles, Department of
Water & Power, Ser A-A-1,
RB, MBIA Insured,
Callable 07/01/11 @ 100
5.25%, 07/01/13	1.8
Los Angeles, Unified School
District, Election 1997, Ser E, GO,
MBIA Insured,
Prerefunded @ 100
5.500%, 07/01/10	1.7

fund sectors

Sector	% of Portfolio

Revenue Bonds	50.2%
General Obligations	34.4
Certificate Participation	12.3
Tax Allocation	2.5
Registered Investment Company	0.6

california intermediate tax-free bond fund  (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark California Intermediate Tax-Free Bond Fund (the “Fund”) produced a total return of 4.96% (Fiduciary Shares). In comparison, the Fund’s benchmark, the unmanaged Lehman Brothers 7-Year Municipal Bond Index, returned 5.83% for the same period.

factors affecting performance

The Fund’s fiscal year was marked by turmoil in the housing market, higher oil prices, a weak equity market and steep losses at a number of Wall Street institutions. As a result, the Federal Reserve continued to ease monetary policy, cutting the federal funds rate seven times during the period, from 5.25% to 2%. Liquidity in the financial markets was constrained, although pressure eased near the end of 2007 with the Federal Reserve’s decision to make more short-term funds available to the market.

For the reporting period, the yield on the Bond Buyer 20 Index increased, but relative value as a whole decreased. Households continued to be the largest holders of municipal bonds, followed by money market funds, mutual funds and property/casualty companies. The shorter part of the yield curve was an area of underperformance for the period. Shorter average life of the Fund’s bonds, relative to those of its benchmark, was the primary contributing factor to the Fund’s underperformance.

32	1.800.433.6884

highmark california intermediate tax-free bond fund investment objective

HighMark California Intermediate Tax-Free Bond Fund seeks to provide high current income that is exempt from federal income tax and State of California personal income tax.

Comparison of Change in the Value of a $10,000 Investment in HighMark California Intermediate Tax-Free Bond Fund versus the Lehman Brothers 7-Year Municipal Bond Index and the Morningstar Municipal California Intermediate/Short Category.

team leader
Robert Bigelow HighMark Capital Management, Inc.

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return		Annualized Since Inception		Gross Expense Ratio‡	Net Expense Ratio‡
Fiduciary Shares	4.96%	3.28%	3.25%	4.07%		4.32%		1.00%	0.52%

Class A Shares	4.62%	3.00%	2.99%	3.92%		4.20%		1.25%	0.77%

Class A Shares w/load*	2.30%	2.23%	2.52%	3.69%		4.04%		1.25%	0.77%

Class B Shares	3.88%	2.25%	2.23%	3.18	%†	3.72	%†	1.75%	1.47%

Class B Shares w/load**	-1.12%	1.31%	1.88%	3.18	%†	3.72	%†	1.75%	1.47%

Class C Shares	4.18%	2.53%	2.55%†	3.72	%†	4.08	%†	1.50%	1.22%

Class C Shares w/load***	3.18%	2.53%	2.55%†	3.72	%†	4.08	%†	1.50%	1.22%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Performance presented from October 15, 1993 (commencement of operations of Fiduciary and Class A Shares) to April 25, 1997 reflects the performance of the Stepstone California Intermediate Tax-Free Bond Fund, the predecessor to HighMark California Intermediate Tax-Free Bond Fund. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

†

The performance presented links the performance of Fiduciary Shares from October 15, 1993 with the performance of Class B Shares on November 30, 1999 and Class C Shares on November 28, 2003. Fiduciary Share performance has been adjusted for the CDSC applicable to Class B Shares and Class C Shares, as applicable, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 2.25% sales charge.

**	Reflects maximum CDSC of 5.00%.

***	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	33

top ten holdings

Holding	% of Portfolio

Georgia State, Ser E, GO
5.250%, 02/01/09	3.7%
Phoenix, GO
Prerefunded @ 101
5.000%, 07/01/09	3.6
Seattle, Limited Tax, Ser B, GO
5.500%, 03/01/11	3.0
Milwaukee, Metropolitan
Sewage District, Ser A, GO
5.500%, 10/01/08	2.9
Seattle, Water System Revenue, RB
Bayerish Landesbank
Letter of Credit
2.000%, 09/01/25	2.9
San Ramon Valley, Unified School
District, GO, FSA Insured
Callable 08/01/14 @ 100
5.250%, 08/01/18	2.6
Utah State, Board Regents
Auxiliary & Campus Facilities
Revenue, Ser A, RB,
MBIA Insured
Callable 04/01/15 @ 100
5.000%, 04/01/17	2.3
Pierce County, GO
AMBAC Insured
Callable 08/01/15 @ 100
5.125%, 08/01/16	2.2
King County, School District
No. 410, GO, FGIC Insured
5.500%, 12/01/10	2.0
Texas State, University Systems
Revenue Financing System
RB, FSA Insured
Prerefunded @ 100
4.800%, 03/15/10	1.8

fund sectors

Sector	% of Portfolio

General Obligations	54.1%
Revenue Bonds	40.6
Certificate of Participation	2.3
Tax Allocation	1.6
Registered Investment Company	1.4

national intermediate tax-free bond fund (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark National Intermediate Tax-Free Bond Fund (the “Fund”) produced a total return of 5.06% (Fiduciary Shares). In comparison, the Fund’s benchmark, the unmanaged Lehman Brothers 7-Year Municipal Bond Index, returned 5.83% for the same period.

factors affecting performance

The Fund’s fiscal year was marked by turmoil in the housing market, higher oil prices, a weak equity market and steep losses at a number of Wall Street institutions. As a result, the Federal Reserve continued to ease monetary policy, cutting the federal funds rate seven times during the period, from 5.25% to 2%. Liquidity in the financial markets was constrained, although pressure eased near the end of 2007 with the Federal Reserve’s decision to make more short-term funds available to the market.

For the reporting period, the yield on the Bond Buyer 20 Index increased, but relative value as a whole decreased. Households continued to be the largest holders of municipal bonds, followed by money market funds, mutual funds and property/casualty companies. The shorter part of the yield curve was an area of underperformance for the period. Shorter average life of the Fund’s bonds, relative to those of its benchmark, was the primary contributing factor to the Fund’s underperformance.

34	1.800.433.6884

highmark national intermediate tax-free bond fund investment objective

HighMark National Intermediate Tax-Free Bond Fund seeks to provide high current income that is exempt from federal income tax.

Comparison of Change in the Value of a $10,000 Investment in HighMark National Intermediate Tax-Free Bond Fund versus the Lehman Brothers 7-Year Municipal Bond Index and the Morningstar Municipal National Intermediate Category.

team leader
Robert Bigelow HighMark Capital Management, Inc.

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return		Annualized Since Inception		Gross Expense Ratio‡	Net Expense Ratio‡
Fiduciary Shares	5.06%	3.56%	3.26%	3.78	%†	4.85	%†	1.01%	0.30%

Class A Shares	4.91%	3.32%	3.01%	3.53	%†	4.59	%†	1.25%	0.55%

Class A Shares w/load*	2.55%	2.53%	2.54%	3.29	%†	4.47	%†	1.25%	0.55%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Performance presented from February 17, 1989 to October 18, 2002 (commencement of operations of Fiduciary and Class A Shares) reflects the performance of the UBOC Intermediate Municipal Bond Fund, a common trust fund. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

†

The performance presented links the performance of the UBOC Intermediate Municipal Bond Fund, a common trust fund (the “Common Trust Fund”), for the period prior to its consolidation with the HighMark National Intermediate Tax-Free Bond Fund on October 18, 2002, as adjusted to reflect the fees and expenses associated with the HighMark National Intermediate Tax-Free Bond Fund. The Common Trust Fund was not registered under the Investment Company Act of 1940, as amended, and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by such Act and the Internal Revenue Code of 1986, as amended. If the Common Trust Fund had been registered, its performance may have been lower.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 2.25% sales charge.

www.highmarkfunds.com	35

top ten holdings†

Holding	% of Portfolio

GNMA, CMO REMIC,
SER 52, CL A
4.287%, 01/16/30	3.4%
FNMA
5.500%, 12/01/18	3.3
Citibank Credit
Card Master Trust,
Ser 1999-2, Cl A
5.875%, 03/10/11	2.9
U.S. Treasury Inflation
Index Note
3.000%, 07/15/12	2.5
FNMA, CMO REMIC,
Ser 17, Cl HD
4.500%, 03/25/17	2.4
FNMA
5.500%, 08/1/15	2.1
Bank of America
5.875%, 02/15/09	1.9
Citigroup
6.200%, 03/15/09	1.9
Merrill Lynch Mortgage Trust,
Ser 2002-MW1, Cl A3
5.403%, 07/12/34	1.9
HSBC Bank USA
3.875%, 09/15/09	1.9

fund sectors†

Sector	% of Portfolio

U.S. Government Agency Obligations	41.7%
Asset-Backed Securities	18.9
Financials	12.2
Utilities	5.8
Consumer Discretionary	4.4
Energy	3.6
Consumer Staples	2.9
U.S. Treasury Obligation	2.5
Health Care	1.9
Registered Investment Companies	1.6
Information Technology	1.5
Telecommunications	1.0
Foreign Government	1.0
Industrial	1.0

†	Excludes securities purchased with cash collateral received from securities lending.

short term bond fund (unaudited)

performance

For the fiscal year ended July 31, 2008, HighMark Short Term Bond Fund (the “Fund”) produced a total return of 5.21% (Fiduciary Shares). In comparison, the Fund’s benchmark, the unmanaged Lehman Brothers 1-3 Year U.S. Government/Credit Index, returned 6.22% for the same period.

factors affecting performance

Turmoil in the housing market, higher oil prices, a weak equity market and steep losses at a number of Wall Street institutions continued during the Fund’s fiscal year. As a result, the Federal Reserve continued to ease monetary policy, cutting the federal funds rate seven times during the period, from 5.25% to 2%. Liquidity in the financial markets was constrained, although pressure eased near the end of 2007 with the Federal Reserve’s decision to make more short-term funds available to the market. As job growth slowed and unemployment moved higher, inflation concerns once again gave way to concern over the economy.

The first quarter of 2008 saw its share of surprises, including the demise of Bear Stearns, which had previously survived the Great Depression, WWII and several other financial panics, as well as double-digit inflation and interest rates. Treasuries performed well for the majority of the reporting period, but interest rates reversed course in the second quarter of 2008 and increased across the board, especially for shorter-term securities. The credit markets shifted concern to the impact of a weaker dollar and continuing increases in commodity prices, particularly oil. Tightened bank lending standards and the contraction of available credit were clearly evident during the quarter, historical precedent for an economic slowdown. Continued weakness in the financial sector was highlighted by severe pressure on mono-line insurance companies, most notably Ambac and MBIA.

Credit quality was a key factor in the performance of the Fund, as lower quality securities underperformed higher quality securities for much of the reporting period. The Fund was underweight in treasuries, which detracted from performance.

36	1.800.433.6884

highmark short term bond fund investment objective

HighMark Short Term Bond Fund seeks total return through investments in fixed-income securities.

Comparison of Change in the Value of a $10,000 Investment in HighMark Short Term Bond Fund versus the Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index and the Morningstar Short Bond Category.

team leader
Jack Montgomery
HighMark Capital
Management, Inc.

	One Year Return	Annualized 3 Year Return	Annualized Since Inception	Gross Expense Ratio‡	Net Expense Ratio‡

Fiduciary Shares	5.21%	4.24%	3.47%	0.92%	0.68%

Class A Shares	4.93%	3.93%	3.19%	1.16%	0.93%

Class A Shares w/load*	2.53%	3.14%	2.56%	1.16%	0.93%

Class C Shares	4.44%	3.51%	2.88%†	1.42%	1.38%

Class C Shares w/load**	3.44%	3.51%	2.88%†	1.42%	1.38%

Past performance is not predictive of future results. Returns shown in the graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. For month-end performance data please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

†

The performance presented links the performance of the Fiduciary Shares from November 2, 2004 with the performance of Class C Shares on November 29, 2004. Fiduciary Share performance has been adjusted for the CDSC applicable to Class C Shares but does not reflect the higher Rule 12b-1 fees and expenses applicable to this Class. With these adjustments, performance would be lower than that shown.

‡

Per prospectus. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the peroid covered by this report.

*	Reflects 2.25% sales charge. Prior to December 1, 2005, the sales charge was 3.25%.

**	Reflects maximum CDSC of 1.00%.

www.highmarkfunds.com	37

fund sectors

California Tax-Free
Money Market Fund

Sector	% of Portfolio

Revenue Bonds	78.7%
General Obligations	10.3
Tax and Revenue Anticipation Notes	3.7
Tax Exempt Commercial Paper	3.6
Certificates of Participation	3.5
Registered Investment Companies	0.2

Diversified Money
Market Fund

Sector	% of Portfolio

Certificates of Deposit	49.7%
Commercial Paper	39.7
Corporate Obligations	9.7
Repurchase Agreement	0.6
Variable Rate Demand Notes	0.3

U.S. Government Money
Market Fund

Sector	% of Portfolio

U.S. Government Agency Obligations	55.2%
Repurchase Agreements	25.9
Variable Rate Demand Notes	18.9

100% U.S. Treasury Money
Market Fund

Sector	% of Portfolio

U.S. Treasury Bills	86.8%
U.S. Treasury Notes	13.2

california tax-free money market fund* (unaudited)

performance

As of July 31, 2008, HighMark California Tax-Free Money Market Fund (the “Fund”) produced a seven-day effective yield of 2.41% (Fiduciary Shares). Using a combined federal and California state income tax rate of 34.30%, the seven-day effective yield is equivalent to a 3.67% taxable yield.

factors affecting performance

The Federal Reserve lowered short-term interest rates from 5.25% to 2% during the Fund’s reporting period. Economic growth slowed as the housing sector contraction continued and higher energy prices weighed on household spending. The housing market negatively impacted many other financial industries, including major commercial banks and municipal bond insurers. Municipal note yields decreased from 3.68% to 1.59%, reflecting the high demand for the new issuance of annual cash flow notes from municipal issuers. The Fund positioned itself with a shorter weighted average maturity during the period, in which variable-rate notes outperformed fixed-rate assets.

California’s long term ratings from the three major rating agencies were unchanged at A1/A+/A+ during the reporting period.

As of July 31, 2008, the Fund’s weighted average maturity was 21 days.

*

An investment in the HighMark Money Market Funds is neither insured nor guaranteed by the U.S. Government. Although these Funds seek to maintain a stable net asset value of $1.00, there can be no assurance that they will be able to do so. Some or all of the income you receive from the California Tax-Free Money Market Fund may be subject to certain state and local taxes, and in some cases, to the federal alternative minimum tax.

** The seven-day effective yields, as of July 31, 2008, are as follows:

	Class A Shares	Class S Shares

California Tax-Free Money Market Fund	2.16%	1.90%

38	1.800.433.6884

taxable money market funds* (unaudited)

Performance

As of July 31, 2008, HighMark 100% U.S. Treasury Money Market Fund posted a seven-day effective yield of 1.22% (Fiduciary Shares). HighMark U.S. Government Money Market Fund posted a seven-day effective yield of 1.93% (Fiduciary Shares), and HighMark Diversified Money Market Fund posted a seven-day effective yield of 2.28% (Fiduciary Shares).

Factors affecting performance

The financial market turmoil that began in July 2007 continued during the funds’ fiscal year. Credit and liquidity pressure spread from the home mortgage market to the automobile financing and credit card sectors. The Federal Reserve lowered short-term interest rates from 5.25% to 2% over the reporting period. Beginning in May 2008, tax rebate checks were issued to help stimulate the domestic economy and offset rising energy prices.

In this environment, investors placed a premium on safety, bidding up the price of short-term U.S. Treasury securities and driving yields to record low levels. A scarcity of supply in the first half of the funds’ fiscal year magnified these price pressures. Shortly after the government mailing of the stimulus checks, issuance of new U.S. Treasury debt rose, as did yields.

HighMark 100% U.S. Treasury Money Market Fund experienced a sizable inflow of cash in the second half of the fund’s reporting period. The fund invested in shorter maturity Treasury bills in lieu of locking in low yields in longer instruments. However, market volatility persisted longer than anticipated and created a drag on the performance of the fund.

HighMark U.S. Government Money Market Fund experienced lower market yields in the first half of the reporting period. Although the fund extended the average life of the portfolio, it primarily held to its barbell strategy for most of the year, balancing longer issues with overnight repurchase agreement transactions. Quality was a major concern when making purchases for HighMark U.S. Government Money Market Fund and HighMark Diversified Money Market Fund. The funds successfully avoided major risk areas, balancing safety and liquidity with yield.

The portfolio of HighMark Diversified Money Market Fund was extended in the second half of 2007 as short-term interest declined, and the fund maintained this extension throughout the reporting period.

*

An investment in the HighMark Money Market Funds is neither insured nor guaranteed by the U.S. Government. Although these Funds seek to maintain a stable net asset value of $1.00, there can be no assurance that they will be able to do so. Some or all of the income you receive from the California Tax-Free Money Market Fund may be subject to certain state and local taxes, and in some cases, to the federal alternative minimum tax.

**	The seven-day effective yields, as of July 31, 2008, are as follows:

	Class A Shares	Class B Shares	Class C Shares	Class S Shares

Diversified Money Market Fund	2.03%	n/a	n/a	1.78%
U.S. Government Money Market Fund	1.67%	0.97%	1.22%	1.42%
100% U.S. Treasury Money Market Fund	0.97%	n/a	n/a	0.72%

The yields reflect voluntary waivers in place with the Distributor; without such waivers, yields would be lower (see Note 3 in notes to financial statements).

www.highmarkfunds.com	39

disclosure of fund expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, distribution fees and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of the mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•

Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads), and redemption fees, which are described in your Fund’s Prospectus. If these fees were applied to your account, your costs would be higher.

	Beginning Account Value 2/1/08	Ending Account Value 7/31/08	Net Annualized Expense Ratios	Expenses Paid During Period*

Balanced Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$949.80	0.97%	$4.70
Class A Shares	1,000.00	949.20	1.22%	5.91
Class B Shares	1,000.00	946.30	1.79%	8.66
Class C Shares	1,000.00	946.10	1.82%	8.81

Hypothetical
Fiduciary Shares	$1,000.00	$1,020.04	0.97%	$4.87
Class A Shares	1,000.00	1,018.80	1.22%	6.12
Class B Shares	1,000.00	1,015.96	1.79%	8.97
Class C Shares	1,000.00	1,015.81	1.82%	9.12

Cognitive Value Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$999.00	1.06%	$5.27
Class A Shares	1,000.00	997.10	1.50%	7.45
Class C Shares	1,000.00	995.00	2.10%	10.42
Class M Shares	1,000.00	999.00	1.06%	5.27

Hypothetical
Fiduciary Shares	$1,000.00	$1,019.59	1.06%	$5.32
Class A Shares	1,000.00	1,017.40	1.50%	7.52
Class C Shares	1,000.00	1,014.42	2.10%	10.52
Class M Shares	1,000.00	1,019.59	1.06%	5.32

	Beginning Account Value 2/1/08	Ending Account Value 7/31/08	Net Annualized Expense Ratios	Expenses Paid During Period*

Core Equity Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$931.30	0.90%	$4.32
Class A Shares	1,000.00	930.60	1.19%	5.71
Class B Shares	1,000.00	927.20	1.78%	8.53
Class C Shares	1,000.00	927.40	1.74%	8.34

Hypothetical
Fiduciary Shares	$1,000.00	$1,020.39	0.90%	$4.52
Class A Shares	1,000.00	1,018.95	1.19%	5.97
Class B Shares	1,000.00	1,016.01	1.78%	8.92
Class C Shares	1,000.00	1,016.21	1.74%	8.72

Enhanced Growth Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$975.80	1.02%	$5.01
Class A Shares	1,000.00	974.50	1.42%	6.97
Class C Shares	1,000.00	972.10	2.03%	9.95
Class M Shares	1,000.00	976.80	1.01%	4.96

Hypothetical
Fiduciary Shares	$1,000.00	$1,019.79	1.02%	$5.12
Class A Shares	1,000.00	1,017.80	1.42%	7.12
Class C Shares	1,000.00	1,014.77	2.03%	10.17
Class M Shares	1,000.00	1,019.84	1.01%	5.07

40	1.800.433.6884

	Beginning Account Value 2/1/08	Ending Account Value 7/31/08	Net Annualized Expense Ratios	Expenses Paid During Period*

International Opportunities Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$959.30	1.38%	$6.72
Class A Shares	1,000.00	958.00	1.57%	7.64
Class C Shares	1,000.00	954.30	2.27%	11.03
Class M Shares	1,000.00	959.30	1.26%	6.14

Hypothetical
Fiduciary Shares	$1,000.00	$1,018.00	1.38%	$6.92
Class A Shares	1,000.00	1,017.06	1.57%	7.87
Class C Shares	1,000.00	1,013.58	2.27%	11.36
Class M Shares	1,000.00	1,018.60	1.26%	6.32

Large Cap Growth Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$947.00	0.95%	$4.60
Class A Shares	1,000.00	945.10	1.23%	5.95
Class B Shares	1,000.00	942.40	1.81%	8.74
Class C Shares	1,000.00	942.50	1.83%	8.84

Hypothetical
Fiduciary Shares	$1,000.00	$1,020.14	0.95%	$4.77
Class A Shares	1,000.00	1,018.75	1.23%	6.17
Class B Shares	1,000.00	1,015.86	1.81%	9.07
Class C Shares	1,000.00	1,015.76	1.83%	9.17

Large Cap Value Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$904.80	0.91%	$4.31
Class A Shares	1,000.00	903.70	1.17%	5.54
Class B Shares	1,000.00	901.00	1.75%	8.27
Class C Shares	1,000.00	901.40	1.78%	8.41

Hypothetical
Fiduciary Shares	$1,000.00	$1,020.34	0.91%	$4.57
Class A Shares	1,000.00	1,019.05	1.17%	5.87
Class B Shares	1,000.00	1,016.16	1.75%	8.77
Class C Shares	1,000.00	1,016.01	1.78%	8.92

Small Cap Advantage Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$1,027.50	1.23%	$6.20
Class A Shares	1,000.00	1,026.20	1.54%	7.76
Class C Shares	1,000.00	1,022.50	2.15%	10.81

Hypothetical
Fiduciary Shares	$1,000.00	$1,018.75	1.23%	$6.17
Class A Shares	1,000.00	1,017.21	1.54%	7.72
Class C Shares	1,000.00	1,014.17	2.15%	10.77

	Beginning Account Value 2/1/08	Ending Account Value 7/31/08	Net Annualized Expense Ratios	Expenses Paid During Period*

Small Cap Value Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$963.20	1.36%	$6.64
Class A Shares	1,000.00	961.40	1.61%	7.85
Class B Shares	1,000.00	959.00	2.21%	10.76
Class C Shares	1,000.00	958.80	2.18%	10.62

Hypothetical
Fiduciary Shares	$1,000.00	$1,018.10	1.36%	$6.82
Class A Shares	1,000.00	1,016.86	1.61%	8.07
Class B Shares	1,000.00	1,013.87	2.21%	11.07
Class C Shares	1,000.00	1,014.02	2.18%	10.92

Value Momentum

Actual Fund Return
Fiduciary Shares	$1,000.00	$908.90	0.95%	$4.51
Class A Shares	1,000.00	907.30	1.21%	5.74
Class B Shares	1,000.00	904.90	1.80%	8.53
Class C Shares	1,000.00	905.60	1.72%	8.15

Hypothetical
Fiduciary Shares	$1,000.00	$1,020.14	0.95%	$4.77
Class A Shares	1,000.00	1,018.85	1.21%	6.07
Class B Shares	1,000.00	1,015.91	1.80%	9.02
Class C Shares	1,000.00	1,016.31	1.72%	8.62

Capital Growth Allocation Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$949.50	0.33%	$1.60
Class A Shares	1,000.00	948.30	0.60%	2.91
Class C Shares	1,000.00	944.70	1.31%	6.33

Hypothetical
Fiduciary Shares	$1,000.00	$1,023.22	0.33%	$1.66
Class A Shares	1,000.00	1,021.88	0.60%	3.02
Class C Shares	1,000.00	1,018.35	1.31%	6.57

Diversified Equity Allocation Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$940.70	0.39%	$1.88
Class A Shares	1,000.00	940.00	0.63%	3.04
Class C Shares	1,000.00	937.00	1.36%	6.55

Hypothetical
Fiduciary Shares	$1,000.00	$1,022.92	0.39%	$1.96
Class A Shares	1,000.00	1,021.73	0.63%	3.17
Class C Shares	1,000.00	1,018.10	1.36%	6.82

www.highmarkfunds.com	41

disclosure of fund expenses (unaudited) (concluded)

	Beginning Account Value 2/1/08	Ending Account Value 7/31/08	Net Annualized Expense Ratios	Expenses Paid During Period*

Growth & Income Allocation Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$961.90	0.35%	$1.71
Class A Shares	1,000.00	960.50	0.60%	2.92
Class C Shares	1,000.00	957.40	1.31%	6.38

Hypothetical
Fiduciary Shares	$1,000.00	$1,023.12	0.35%	$1.76
Class A Shares	1,000.00	1,021.88	0.60%	3.02
Class C Shares	1,000.00	1,018.35	1.31%	6.57

Income Plus Allocation Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$977.60	0.41%	$2.02
Class A Shares	1,000.00	976.40	0.67%	3.29
Class C Shares	1,000.00	973.00	1.38%	6.77

Hypothetical
Fiduciary Shares	$1,000.00	$1,022.82	0.41%	$2.06
Class A Shares	1,000.00	1,021.53	0.67%	3.37
Class C Shares	1,000.00	1,018.00	1.38%	6.92

Bond Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$992.10	0.77%	$3.81
Class A Shares	1,000.00	991.70	1.02%	5.05
Class B Shares	1,000.00	987.40	1.70%	8.40
Class C Shares	1,000.00	988.60	1.45%	7.17

Hypothetical
Fiduciary Shares	$1,000.00	$1,021.03	0.77%	$3.87
Class A Shares	1,000.00	1,019.79	1.02%	5.12
Class B Shares	1,000.00	1,016.41	1.70%	8.52
Class C Shares	1,000.00	1,017.65	1.45%	7.27

California Intermediate Tax-Free Bond Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$999.00	0.52%	$2.58
Class A Shares	1,000.00	996.80	0.75%	3.72
Class B Shares	1,000.00	993.20	1.46%	7.24
Class C Shares	1,000.00	994.80	1.23%	6.10

Hypothetical
Fiduciary Shares	$1,000.00	$1,022.28	0.52%	$2.61
Class A Shares	1,000.00	1,021.13	0.75%	3.77
Class B Shares	1,000.00	1,017.60	1.46%	7.32
Class C Shares	1,000.00	1,018.75	1.23%	6.17

National Intermediate Tax-Free Bond Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$999.30	0.30%	$1.49
Class A Shares	1,000.00	998.20	0.50%	2.48

Hypothetical
Fiduciary Shares	$1,000.00	$1,023.37	0.30%	$1.51
Class A Shares	1,000.00	1,022.38	0.50%	2.51

	Beginning Account Value 2/1/08	Ending Account Value 7/31/08	Net Annualized Expense Ratios	Expenses Paid During Period*

Short Term Bond Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$1,009.30	0.65%	$3.25
Class A Shares	1,000.00	1,007.90	0.93%	4.64
Class C Shares	1,000.00	1,005.60	1.37%	6.83

Hypothetical
Fiduciary Shares	$1,000.00	$1,021.63	0.65%	$3.27
Class A Shares	1,000.00	1,020.24	0.93%	4.67
Class C Shares	1,000.00	1,018.05	1.37%	6.87

California Tax-Free Money Market Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$1,010.60	0.50%	$2.50
Class A Shares	1,000.00	1,009.40	0.75%	3.75
Class S Shares	1,000.00	1,008.10	1.00%	4.99

Hypothetical
Fiduciary Shares	$1,000.00	$1,022.38	0.50%	$2.51
Class A Shares	1,000.00	1,021.13	0.75%	3.77
Class S Shares	1,000.00	1,019.89	1.00%	5.02

Diversified Money Market Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$1,013.30	0.55%	$2.75
Class A Shares	1,000.00	1,012.10	0.80%	4.00
Class S Shares	1,000.00	1,010.80	1.05%	5.25

Hypothetical
Fiduciary Shares	$1,000.00	$1,022.13	0.55%	$2.77
Class A Shares	1,000.00	1,020.89	0.80%	4.02
Class S Shares	1,000.00	1,019.64	1.05%	5.27

U.S. Government Money Market Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$1,010.70	0.55%	$2.75
Class A Shares	1,000.00	1,009.50	0.80%	4.00
Class B Shares	1,000.00	1,006.20	1.46%	7.28
Class C Shares	1,000.00	1,007.20	1.25%	6.24
Class S Shares	1,000.00	1,008.20	1.05%	5.24

Hypothetical
Fiduciary Shares	$1,000.00	$1,022.13	0.55%	$2.77
Class A Shares	1,000.00	1,020.89	0.80%	4.02
Class B Shares	1,000.00	1,017.60	1.46%	7.32
Class C Shares	1,000.00	1,018.65	1.25%	6.27
Class S Shares	1,000.00	1,019.64	1.05%	5.27

100% U.S. Treasury Money Market Fund

Actual Fund Return
Fiduciary Shares	$1,000.00	$1,005.80	0.55%	$2.74
Class A Shares	1,000.00	1,004.60	0.80%	3.99
Class S Shares	1,000.00	1,003.30	1.05%	5.23

Hypothetical
Fiduciary Shares	$1,000.00	$1,022.13	0.55%	$2.77
Class A Shares	1,000.00	1,020.89	0.80%	4.02
Class S Shares	1,000.00	1,019.64	1.05%	5.27

*	Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

42	1.800.433.6884

schedule of investments
July 31, 2008

balanced fund

Description	Shares	Value

Common Stock - 67.6%†
Consumer Discretionary - 5.1%
Coach *	3,725	$95,025
Comcast, Cl A	11,023	227,294
Kohl’s *	3,962	166,047
Lamar Advertising, Cl A * (A)	6,885	261,492
News, Cl B (A)	17,370	253,776
Nordstrom (A)	3,800	109,212
Staples	8,635	194,288
Starbucks *	4,460	65,517
Tiffany & Co. (A)	3,755	141,901

		1,514,552

Consumer Staples - 9.6%
Altria Group	5,605	114,062
Avon Products	3,005	127,412
Cadbury PLC, SP ADR	2,160	102,319
CVS Caremark	12,305	449,133
Kellogg	4,315	228,954
PepsiCo	6,725	447,616
Philip Morris International	5,585	288,465
Procter & Gamble	11,945	782,159
Wal-Mart Stores	5,285	309,807

		2,849,927

Energy - 11.0%
Cameron International *	5,370	256,471
Exxon Mobil	12,903	1,037,788
Occidental Petroleum	5,375	423,711
Schlumberger	3,160	321,056
Suncor Energy	13,170	717,765
Tenaris ADR (A)	1,800	108,450
Ultra Petroleum * (A)	2,400	171,312
XTO Energy	4,935	233,080

		3,269,633

Financials - 7.7%
American Express	5,300	196,736
American International Group	10,907	284,127
Bank of America	10,455	343,970
Goldman Sachs Group (A)	1,110	204,284
Hanover Insurance Group	7,375	316,535
JPMorgan Chase	12,488	507,387
Morgan Stanley	4,055	160,091
Wells Fargo	9,285	281,057

		2,294,187

Health Care - 7.2%
Abbott Laboratories	9,245	520,863
Boston Scientific *	20,195	240,119
Gilead Sciences *	5,605	302,558

Description	Shares	Value

Common Stock – (continued)†
Health Care – (continued)
Hospira *	4,385	$167,332
Johnson & Johnson	3,310	226,636
Medtronic	4,940	260,980
Novartis ADR	7,120	422,572

		2,141,060

Industrial - 6.8%
Danaher (A)	9,355	745,126
Emerson Electric	5,090	247,883
General Electric	17,940	507,523
Rockwell Automation	5,935	264,167
United Technologies	4,095	261,998

		2,026,697

Information Technology - 12.3%
Applied Materials	14,210	246,117
Cisco Systems *	23,740	522,043
Citrix Systems *	7,745	206,327
Corning	10,650	213,107
EMC *	7,655	114,902
Google, Cl A *	780	369,525
Intel	21,945	486,960
Intersil, Cl A	18,385	443,630
Linear Technology (A)	3,500	108,675
Microchip Technology	4,000	127,720
Microsoft	10,050	258,486
Nokia ADR (A)	6,750	184,410
Oracle *	10,455	225,096
Symantec *	7,825	164,873

		3,671,871

Materials - 3.3%
Alcoa	6,405	216,169
Praxair	6,965	652,829
Weyerhaeuser	2,125	113,603

		982,601

Telecommunication Services - 1.3%
Verizon Communications	11,645	396,396

Utilities - 3.3%
Cleco (A)	17,475	439,147
Exelon	2,340	183,971
ITC Holdings (A)	3,345	174,341
Wisconsin Energy	4,260	192,211

		989,670

Total Common Stock (Cost $18,509,412)		20,136,594

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	43

schedule of investments
July 31, 2008

balanced fund (continued)

Description	Par	Value

U.S. Government Agency Mortgage-Backed Obligations - 12.7%
FHLMC Gold
6.500%, 11/01/09	$9,332	$9,457
6.000%, 09/01/17	107,454	109,704
6.000%, 02/01/28	58,998	59,881
5.500%, 08/01/21	209,814	210,531
5.000%, 10/01/20	44,605	43,991
4.500%, 03/01/18	41,011	39,907
4.500%, 05/01/19	56,254	54,590
FHLMC, CMO REMIC, Ser 1626, Cl PT
6.000%, 12/15/08	7,565	7,556
FNMA
8.000%, 08/01/24	4,511	4,894
8.000%, 05/01/25	18,455	20,034
8.000%, 07/01/26	6,299	6,831
7.500%, 09/01/26	5,735	6,187
7.000%, 09/01/25	8,645	9,155
7.000%, 07/01/26	17,090	18,099
7.000%, 09/01/26	7,748	8,206
7.000%, 12/01/27	21,705	22,986
6.500%, 05/01/14	59,090	61,407
6.500%, 03/01/24	6,490	6,736
6.500%, 01/01/28	25,214	26,154
6.500%, 05/01/29	16,114	16,704
6.000%, 08/01/14	91,107	93,247
6.000%, 02/01/17	110,610	113,392
6.000%, 03/01/28	20,077	20,359
6.000%, 03/01/28	52,537	53,274
6.000%, 05/01/28	23,361	23,689
5.500%, 12/01/17	111,564	112,922
5.500%, 11/01/33	220,241	216,832
5.500%, 04/01/36	233,668	229,430
5.000%, 12/01/17	36,411	36,172
5.000%, 04/01/18	188,746	187,445
5.000%, 05/01/18	206,004	204,584
5.000%, 11/01/18	15,547	15,439
5.000%, 03/01/34	271,543	259,666
5.000%, 02/01/36	122,459	116,797
4.500%, 02/01/19	129,388	126,128
4.500%, 05/01/19	325,051	315,845
4.500%, 06/01/19	43,906	42,662
4.500%, 07/01/20	270,204	262,552
4.000%, 09/01/18	30,842	29,054
FNMA, CMO REMIC Ser 2003-25, Cl CD
3.500%, 03/25/17	166,302	164,040

Description	Par	Value

U.S. Government Agency Mortgage-Backed Obligations – (continued)
GNMA
7.500%, 05/15/24	$12,455	$13,388
7.500%, 09/15/25	6,964	7,491
7.500%, 09/15/26	10,993	11,823
7.500%, 01/15/27	10,490	11,278
7.000%, 02/15/26	22,624	24,209
7.000%, 08/15/26	9,384	10,042
7.000%, 10/15/27	24,002	25,673
7.000%, 03/15/29	28,046	29,964
6.500%, 09/15/08	399	401
6.500%, 06/15/23	4,809	4,988
6.500%, 04/15/26	12,015	12,461
6.500%, 05/15/28	26,276	27,251
6.500%, 01/15/29	33,399	34,616
6.000%, 11/15/08	1,134	1,137
6.000%, 02/15/29	137,032	139,287
6.000%, 04/15/29	62,436	63,464

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $3,774,700)		3,784,012

Corporate Obligations - 13.1%
Consumer Discretionary - 1.6%
Comcast Cable Communications
6.875%, 06/15/09	150,000	153,733
MGM Mirage
8.500%, 09/15/10	50,000	48,125
News America
5.300%, 12/15/14	100,000	98,512
Time Warner Entertainment
8.375%, 03/15/23	175,000	186,725

		487,095

Consumer Staples - 0.7%
General Mills
5.700%, 02/15/17	100,000	98,476
Safeway
7.500%, 09/15/09	100,000	103,047

		201,523

Financials - 5.1%
Associates
6.950%, 11/01/18	175,000	176,536
Bank of America
5.650%, 05/01/18	150,000	140,018
Citigroup
6.200%, 03/15/09	150,000	150,936

The accompanying notes are an integral part of the financial statements.

44	1.800.433.6884

schedule of investments
July 31, 2008

balanced fund (continued)

Description	Par	Value

Corporate Obligations – (continued)
Financials - (continued)
GE Global Insurance
7.750%, 06/15/30	$200,000	$202,586
HSBC Bank USA
3.875%, 09/15/09	100,000	99,602
JPMorgan Chase Bank
6.000%, 10/01/17	125,000	121,381
Lehman Brothers Holdings, MTN
5.625%, 01/24/13	125,000	116,859
Merrill Lynch, MTN (A)
6.150%, 04/25/13	150,000	143,049
Morgan Stanley
6.750%, 04/15/11	200,000	203,273
Wachovia
3.625%, 02/17/09	175,000	173,577

		1,527,817

Foreign Governments - 1.4%
Hydro Quebec, Ser HY
8.400%, 01/15/22	100,000	130,261
Pemex Project Funding Master Trust
9.125%, 10/13/10	250,000	269,750

		400,011

Health Care - 1.0%
Abbott Laboratories
5.600%, 11/30/17	100,000	100,858
HCA
7.875%, 02/01/11	40,000	39,600
United Health Group
5.250%, 03/15/11	150,000	148,460

		288,918

Industrial - 0.5%
General Electric
5.000%, 02/01/13	150,000	150,828

Information Technology - 0.5%
International Business Machines
6.500%, 01/15/28	100,000	102,106
5.700%, 09/14/17	50,000	50,741

		152,847

Telecommunication Services - 0.5%
Bell Atlantic Maryland
8.000%, 10/15/29	75,000	79,299
New England Telephone & Telegraph
7.875%, 11/15/29	50,000	51,666

		130,965

Description	Par	Value

Corporate Obligations – (continued)
Utilities - 1.8%
Baltimore Gas & Electric, MTN, Ser G
5.780%, 10/01/08	$150,000	$150,431
MidAmerican Energy Holdings (B)
5.750%, 04/01/18	200,000	197,061
Virginia Electric & Power, Ser A
4.750%, 03/01/13	200,000	196,030

		543,522

Total Corporate Obligations (Cost $4,005,345)		3,883,526

Master Note - 2.1%
Bear Stearns (C)
2.388%, 09/11/08	625,000	625,000

Total Master Note (Cost $625,000)		625,000

Asset-Backed Securities - 4.5%
CenterPoint Energy Transition Bond Co. II
Ser A, Cl A3
5.090%, 02/01/14	225,000	229,261
Chase Mortgage Finance,
Ser 2004-S1, CI A3
5.500%, 02/25/19	201,472	197,569
Citibank Credit Card Master Trust,
Ser 1999-2, Cl A
5.875%, 03/10/11	15,000	15,229
CS First Boston Mortgage Securities,
Ser 2005-C1, Cl A4 (D)
5.014%, 02/15/38	150,000	141,480
Lehman Mortgage Trust,
Ser 2007-8, Cl 1A1
6.000%, 09/25/37	285,938	249,570
Merrill Lynch Mortgage Trust,
Ser 2002-MW1, CI A3
5.403%, 07/12/34	125,000	125,588
TXU Electric Delivery Transition Bond,
Ser 2004-1, Cl A3
5.290%, 05/15/18	120,000	119,388
Wells Fargo Mortgage Backed
Securities Trust,
Ser 2007-7, Cl A1
6.000%, 06/25/37	276,534	266,683

Total Asset-Backed Securities (Cost $1,378,428)		1,344,768

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	45

schedule of investments
July 31, 2008

balanced fund (concluded)

Description	Par	Value

Repurchase Agreements - 7.8%
Credit Suisse 2.080%, dated 07/31/08, matures on 08/01/08, repurchase price $449,331 (collateralized by a U.S. Treasury Bill obligation, par value $470,000, 2.065%, 07/30/09, total market value $459,569)	$449,305	$449,305
Dresdner Securities (C) 2.288%, dated 07/31/08, matures on 08/01/08, repurchase price $750,048 (collateralized by portions of various corporate obligations, ranging in par value from $950,000 - $25,000,000, 0.000% - 4.880%, 11/14/08 - 03/01/10, total market value $787,561)	750,000	750,000
Greenwich Capital (C) 2.338%, dated 07/31/08, matures on 08/01/08, repurchase price $1,000,065 (collateralized by portions of various asset-backed obligations, ranging in par value from $90,000 - $30,000,000, 0.000% - 5.510%, 03/15/10 - 12/15/16, total market value $1,050,024)	1,000,000	1,000,000
Lehman Brothers (C) 2.268%, dated 07/31/08, matures on 08/01/08, repurchase price $121,677 (collateralized by portions of various corporate obligations, ranging in par value from $2,000,000 - $12,315,000, 5.020% - 5.800%, 07/09/09 - 03/15/11, total market value $127,755)	121,669	121,669

Total Repurchase Agreements (Cost $2,320,974)		2,320,974

Total Investments - 107.8% (Cost $30,613,859)		32,094,874

Other Assets & Liabilities, Net - (7.8)%		(2,324,553)

Net Assets - 100.0%		$29,770,321

*	Non-income producing security.
†	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	This security or partial position of this security is on loan at July 31, 2008. The total value of securities on loan at July 31, 2008 is $2,400,843.
(B)

Security sold within the terms of a private placement memorandum, exempt from registration under Section 3A-4, 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to the dealers in that program or other “accredited investors”. The value of this security as of July 31, 2008 was $197,061 and represented 0.7% of net assets.

(C)	This security was purchased with cash collateral received from securities lending.
(D)	Floating rate security. Rate disclosed is as of July 31, 2008.

ADR – American Depositary Receipt
Cl – Class
CMO – Collateralized Mortgage Obligation
FHLMC– Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
MTN – Medium Term Note
PLC – Public Liability Company
REMIC – Real Estate Mortgage Investment Conduit
Ser – Series
SP ADR – Sponsored American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

46	1.800.433.6884

schedule of investments
July 31, 2008

cognitive value fund

Description	Shares	Value

Common Stock - 96.3%†

Consumer Discretionary - 11.1%
AnnTaylor Stores* (A)	10,900	$245,795
ATC Technology*	13,200	331,584
Bob Evans Farms	7,600	217,664
California Coastal Communities* (A)	43,500	133,110
Cato, Cl A	13,000	232,570
Charlotte Russe Holding* (A)	18,000	233,280
Core-Mark Holding* (A)	8,700	236,901
Culp*	28,800	178,560
Dollar Tree Stores*	9,400	352,500
Family Dollar Stores (A)	17,700	412,410
G-III Apparel Group* (A)	17,500	280,525
Gentex	24,300	375,678
Hastings Entertainment*	27,000	229,770
Interactive Data (A)	9,100	262,080
International Speedway, Cl A (A)	12,600	463,554
Jack in the Box*	11,200	241,696
Lacrosse Footwear	14,800	236,356
Matthews International	5,100	254,541
Meredith (A)	9,000	230,040
Movado Group (A)	15,500	333,250
National Presto Industries	3,300	235,884
Navarre* (A)	111,100	183,315
Penske Automotive Group (A)	23,400	311,220
Perry Ellis International*	14,200	308,850
Phillips-Van Heusen	11,800	417,720
QEP*	39,400	255,706
RG Barry*	31,800	241,362
Shiloh Industries	24,400	242,292
Snap-on	8,000	450,320
Stage Stores (A)	12,750	188,955
Steiner Leisure* (A)	16,700	516,030
Strattec Security	6,400	211,072
Warnaco Group* (A)	17,000	713,150
Wolverine World Wide	12,500	334,125
World Wrestling Entertainment, Cl A (A)	21,100	345,829

		10,437,694

Consumer Staples - 4.4%
Alliance One International* (A)	64,100	286,527
Casey’s General Stores	13,600	334,560
Corn Products International	16,900	786,019
Diamond Foods	11,500	279,680
JM Smucker	7,700	375,298
Lancaster Colony	8,400	273,084
Longs Drug Stores (A)	5,400	252,450
NBTY*	12,500	431,125
Oil-Dri Corp of America	14,000	241,080
Omega Protein*	28,700	448,868
Pricesmart (A)	17,300	405,685

		4,114,376

Description	Shares	Value

Common Stock – (continued)†

Energy - 8.1%
Bois d’Arc Energy* (A)	24,500	$536,550
CE Franklin*	29,300	292,707
Concho Resources*	17,000	556,750
Dresser-Rand Group*	16,800	640,080
Gulf Island Fabrication	14,500	643,075
Knightsbridge Tankers (A)	16,500	529,815
Lufkin Industries	10,400	927,680
Magellan Petroleum*	169,466	215,222
Mariner Energy*	17,100	452,466
NATCO Group, Cl A* (A)	5,400	257,310
Newpark Resources* (A)	55,400	405,528
Rosetta Resources*	20,200	477,124
Stone Energy* (A)	10,700	545,914
T-3 Energy Services, Cl 3*	3,700	253,709
Union Drilling* (A)	20,600	396,756
W&T Offshore	12,400	548,824

		7,679,510

Financials - 20.3%
American Physicians Capital	5,800	288,724
American Physicians Service Group	11,100	230,325
Amerisafe*	23,300	423,361
Aspen Insurance Holdings	31,200	792,168
Bancorpsouth (A)	13,000	276,900
Brandywine Realty Trust REIT	28,000	449,400
Cash America International	21,400	902,224
Centrue Financial	22,700	261,050
City Holding	13,900	618,272
Columbia Banking System	13,600	205,496
Community Trust Bancorp (A)	13,100	403,742
Eastern Insurance Holdings	16,100	251,643
Endurance Specialty Holdings	17,800	544,680
Entertainment Properties Trust REIT (A)	8,300	445,212
Extra Space Storage REIT	18,200	257,894
First Financial (A)	7,900	295,144
First Financial Bancorp (A)	24,400	275,720
First Financial Bankshares (A)	6,100	279,929
First Merchants (A)	12,700	266,700
First Niagara Financial Group	16,800	235,032
First Security Group	28,400	207,036
FNB (A)	18,900	214,137
Hallmark Financial Services*	24,000	232,080
Harleysville Group (A)	20,500	730,415
Heritage Financial	14,900	220,520
International Bancshares (A)	28,200	693,720
Investment Technology Group*	7,100	211,154
Kite Realty Group Trust REIT (A)	18,100	224,802
LTC Properties REIT (A)	18,100	529,063
Mercer Insurance Group	14,600	247,324

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	47

schedule of investments
July 31, 2008

cognitive value fund (continued)

Description	Shares	Value

Common Stock – (continued)†

Financials – (continued)
MetroCorp Bancshares	19,600	$226,772
MicroFinancial	44,400	204,240
National Health Investors REIT (A)	17,400	537,486
Navigators Group*	11,200	532,672
Nicholas Financial* (A)	39,300	214,185
Northrim BanCorp	12,800	203,776
Odyssey Re Holdings (A)	9,800	382,886
Omega Healthcare Investors REIT	14,200	245,234
One Liberty Properties REIT (A)	13,600	231,200
Oppenheimer Holdings, Cl A	10,600	315,668
Platinum Underwriters Holdings	12,200	440,420
PMC Commercial Trust REIT	28,400	224,928
Procentury (A)	17,500	287,875
PS Business Parks REIT (A)	10,300	541,780
Riverview Bancorp	31,200	188,136
S&T Bancorp (A)	12,700	425,958
Seabright Insurance Holdings*	19,300	221,950
Simmons First National, Cl A (A)	11,400	339,150
Specialty Underwriters’ Alliance*	43,700	216,315
SWS Group (A)	14,000	264,880
United Fire & Casualty	7,200	195,624
United Western Bancorp (A)	17,600	210,672
Urstadt Biddle Properties, Cl A REIT (A)	14,300	236,665
Whitney Holding (A)	16,200	333,072
Wilmington Trust (A)	14,400	339,408
Winthrop Realty Trust REIT (A)	78,600	316,758

		19,091,577

Health Care - 7.1%
Allied Healthcare International*	154,500	295,095
Allion Healthcare*	42,900	248,391
AMN Healthcare Services* (A)	12,400	234,360
Analogic	8,250	603,735
Continucare* (A)	108,100	256,197
Dynacq Healthcare* (A)	41,300	172,634
Hanger Orthopedic Group*	22,900	390,445
Harvard Bioscience* (A)	48,800	243,024
HealthTronics*	57,500	183,425
Kewaunee Scientific	13,046	145,593
Lannett* (A)	61,800	238,548
Medcath* (A)	16,800	313,656
Mediware Information Systems*	40,400	237,956
Osteotech*	32,600	187,776
Owens & Minor (A)	4,700	215,824
Pediatrix Medical Group*	4,400	214,060
RehabCare Group* (A)	13,500	223,560
Res-Care* (A)	24,700	453,492
STERIS	20,700	707,319

Description	Shares	Value

Common Stock – (continued)†

Health Care – (continued)
Theragenics*	69,800	$252,676
Thermage*	102,100	245,040
Varian*	13,400	661,960

		6,724,766

Industrial - 19.8%
Ampco-Pittsburgh	12,700	552,196
Apogee Enterprises	19,000	328,320
Applied Industrial Technologies (A)	14,600	390,112
Atlas Air Worldwide Holdings* (A)	10,500	505,365
CDI (A)	33,000	679,140
Chart Industries* (A)	15,200	804,384
CIRCOR International	4,100	244,196
Columbus McKinnon* (A)	9,000	231,390
Comfort Systems USA	55,600	737,256
COMSYS IT Partners* (A)	24,000	246,000
Crane	19,200	681,600
Ducommun (A)	8,800	241,208
Ecology And Environment, Cl A	23,800	262,990
EMCOR Group*	23,700	713,844
Ennis (A)	19,300	298,185
EnPro Industries* (A)	13,200	475,332
Espey Manufacturing & Electronics	13,500	284,175
Gardner Denver*	15,700	715,920
Hubbell, Cl B	21,400	902,224
ICF International* (A)	26,400	500,016
Integrated Electrical Services* (A)	12,400	242,668
Interface, Cl A (A)	21,900	259,515
Kansas City Southern*	14,100	775,500
Korn/Ferry International* (A)	23,900	418,250
Kreisler Manufacturing* (A)	19,500	233,025
Lennox International	13,400	478,380
Lincoln Electric Holdings	8,700	699,045
LSI Industries (A)	25,200	232,596
Marten Transport*	24,200	503,844
Meadow Valley*	26,000	275,600
MSC Industrial Direct, Cl A (A)	5,000	238,500
Mueller Industries (A)	21,100	541,637
Nashua*	26,200	222,700
Omega Navigation Enterprises, Cl A (A)	14,400	225,360
Robbins & Myers	8,900	451,853
Simclar* (A)	65,600	272,896
SkyWest	31,500	479,430
SL Industries*	13,800	188,370
Steelcase, Cl A (A)	26,000	258,960
Tecumseh Products, Cl A* (A)	13,300	435,575
TeleTech Holdings*	39,900	542,640
Todd Shipyards	16,700	261,021

The accompanying notes are an integral part of the financial statements.

48	1.800.433.6884

schedule of investments
July 31, 2008

cognitive value fund (continued)

Description	Shares	Value

Common Stock – (continued)†

Industrial – (continued)
U.S. Home Systems* (A)	50,400	$190,512
Watson Wyatt Worldwide	7,900	457,726

		18,679,456

Information Technology - 13.0%
ADDvantage Technologies Group*	69,600	178,176
Aetrium*	76,500	266,220
Alliance Fiber Optic Products* (A)	161,500	226,100
Analysts International*	159,900	254,241
ATMI*	10,100	227,553
Celestica* (A)	42,700	339,465
Communications Systems (A)	25,100	269,323
CSP*	41,500	238,210
Datalink*	60,500	371,470
DDi*	42,200	251,090
EMS Technologies* (A)	11,900	246,449
FARO Technologies* (A)	9,600	227,520
Forgent Networks*	26,564	7,704
Forrester Research* (A)	14,800	498,760
Global Cash Access Holdings*	36,000	215,640
GSI Technology*	80,100	312,390
GTSI*	31,400	226,394
Hypercom*	50,900	247,374
Integrated Silicon Solution*	43,900	199,306
Mattson Technology*	56,200	253,462
MKS Instruments*	27,600	568,560
Optical Cable*	35,800	236,280
Park Electrochemical (A)	22,700	575,218
Peerless Systems*	122,400	222,768
Pegasystems (A)	29,800	441,934
Perceptron*	24,300	194,400
Performance Technologies*	52,500	242,550
Pfsweb* (A)	43,381	179,164
Power Integrations* (A)	17,100	467,172
Progress Software*	12,800	376,704
Rimage*	14,500	219,965
Rofin-Sinar Technologies* (A)	6,400	216,704
S1* (A)	50,500	410,060
Semtech*	19,000	276,830
SMTC* (A)	152,500	321,775
Soapstone Networks*	42,800	181,472
Spectrum Control*	24,300	176,175
SumTotal Systems*	52,400	235,276
Telular* (A)	77,700	230,769
Teradyne*	29,000	271,730
Tessco Technologies*	17,000	251,090
Trio Tech International	33,300	166,500
Viasat* (A)	10,600	244,118

Description	Shares	Value

Common Stock – (continued)†

Information Technology – (continued)
Virtusa* (A)	30,800	$201,124
Zones*	32,400	270,540

		12,235,725

Materials - 7.4%
American Pacific*	15,200	250,800
Aptargroup	14,900	576,630
Carpenter Technology	5,600	216,720
Core Molding Technologies*	38,100	255,270
Cytec Industries	5,900	318,954
Glatfelter (A)	37,500	548,250
Hawkins	18,200	264,628
HB Fuller (A)	20,200	505,000
Horsehead Holding* (A)	18,300	223,260
Innospec (A)	23,200	411,568
Kaiser Aluminum (A)	3,800	200,450
Lubrizol	4,900	244,020
Quaker Chemical (A)	8,200	245,016
Rock-Tenn, Cl A (A)	18,300	650,565
RPM International	34,100	699,050
Sonoco Products	14,000	456,680
Stepan (A)	8,000	458,880
UFP Technologies*	23,200	198,128
Universal Stainless & Alloy Products* (A)	8,000	305,280

		7,029,149

Telecommunication Services - 0.5%
D&E Communications	26,100	232,551
Syniverse Holdings*	15,300	247,860

		480,411

Utilities - 4.6%
Atmos Energy (A)	32,400	857,628
El Paso Electric*	31,000	640,460
Florida Public Utilities	19,400	236,680
Laclede Group (A)	16,600	704,006
Maine & Maritimes*	5,500	242,935
Northwest Natural Gas (A)	8,400	380,100
NSTAR (A)	15,100	481,086
Piedmont Natural Gas (A)	14,600	390,988
South Jersey Industries	10,200	380,461

		4,314,344

Total Common Stock (Cost $91,304,801)		90,787,008

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	49

schedule of investments
July 31, 2008

cognitive value fund (concluded)

Description	Shares/Par	Value

Registered Investment Companies - 3.2%

iShares Russell 2000 Value Index Fund	16,900	$1,119,963
iShares S&P SmallCap 600 Value Index Fund	15,600	1,022,268
Rydex S&P Smallcap 600 Pure Value ETF	28,500	845,880

Total Registered Investment Companies (Cost $2,856,323)		2,988,111

Bank Note - 1.4%

Wells Fargo Bank (B) 2.420%, 08/25/08	$1,300,000	1,300,000

Total Bank Note (Cost $1,300,000)		1,300,000

Certificates of Deposit - Yankee - 4.1%

Bank of Scotland (B) 2.430%, 08/22/08	1,300,000	1,300,000
BNP Paribas (B) 2.420%, 08/25/08	1,300,000	1,300,000
Raboabnk Nederland NV (B) 2.420%, 08/26/08	1,300,000	1,300,000

Total Certificates of Deposit - Yankee (Cost $3,900,000)		3,900,000

Master Note - 1.3%

Bear Stearns (B) 2.388%, 09/11/08	1,250,000	1,250,000

Total Master Note (Cost $1,250,000)		1,250,000

Repurchase Agreements - 22.9%

Credit Suisse 2.080%, dated 07/31/08, matures on 08/01/08, repurchase price $460,421 (collateralized by a U.S. Treasury Bill obligation, par value $485,000, 0.000%, 07/30/09, total market value $473,942)	460,394	460,394

Description	Par	Value

Repurchase Agreements - (continued)

Dresdner Securities (B) 2.288%, dated 07/31/08, matures on 08/01/08, repurchase price $4,750,302 (collateralized by various corporate obligations, ranging in par value from $950,000 - $25,000,000, 0.000% - 4.880%, 11/14/08 - 03/01/10, total market value $4,987,889)	$4,750,000	$4,750,000
Greenwich Capital (B) 2.338%, dated 07/31/08, matures on 08/01/08, repurchase price $16,001,039 (collateralized by various asset backed obligations, ranging in par from $90,000 - $30,000,000, 0.000% - 5.510%, 03/15/10 - 12/15/16, total market value $16,800,385)	16,000,000	16,000,000
Lehman Brothers (B) 2.268%, dated 07/31/08, matures on 08/01/08, repurchase price $324,803 (collateralized by various corporate obligations, ranging in par value from $2,000,000 - $12,315,000, 5.020% - 5.800%, 07/09/09 - 03/15/11, total market value $341,030)	324,783	324,783

Total Repurchase Agreements (Cost $21,535,177)		21,535,177

Total Investments - 129.2% (Cost $122,146,301)		121,760,296

Other Assets & Liabilities, Net - (29.2)%		(27,536,192)

Net Assets - 100.0%		$94,224,104

*	Non-income producing security.

†	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This security or partial position of this security is on loan at July 31, 2008. The total value of securities on loan at July 31, 2008 is $25,521,708.

(B)	This security was purchased with cash collateral received from securities lending.

Cl - Class
ETF - Exchange Traded Fund
REIT - Real Estate Investment Trust
S&P - Standard & Poor’s

The accompanying notes are an integral part of the financial statements.

50	1.800.433.6884

schedule of investments
July 31, 2008

core equity fund

Description	Shares	Value

Common Stock - 99.6%†

Consumer Discretionary - 8.4%
Autoliv	11,100	$433,344
Best Buy	19,900	790,428
Brinker International	31,400	577,446
Home Depot	69,095	1,646,534
Limited Brands	32,800	540,872
Liz Claiborne	18,500	241,795
Macy’s	83,400	1,568,754
Starwood Hotels & Resorts Worldwide	21,100	723,519
Target	11,800	533,714
Time Warner	84,500	1,210,040
Walt Disney	10,600	321,710

		8,588,156

Consumer Staples - 10.9%
ConAgra Foods	112,300	2,434,664
Constellation Brands, Cl A*	27,900	600,408
Kimberly-Clark	27,305	1,579,048
Pepsi Bottling Group	51,200	1,425,920
Safeway (A)	11,100	296,592
Sara Lee	36,700	501,322
Wal-Mart Stores	72,200	4,232,364

		11,070,318

Energy - 11.7%
BP PLC, SP ADR	29,400	1,806,336
Chevron	37,900	3,204,824
ConocoPhillips	48,830	3,985,504
Nabors Industries*(A)	57,700	2,103,742
Patterson-UTI Energy	30,600	869,652

		11,970,058

Financials - 14.8%
Allstate	57,000	2,634,540
American International Group	20,400	531,420
Bank of America	47,180	1,552,222
Capital One Financial (A)	7,900	330,694
Chubb	8,300	398,732
CIT Group (A)	53,400	452,832
Genworth Financial, Cl A	14,300	228,371
Goldman Sachs Group	19,610	3,609,024
Hartford Financial Services Group	7,300	462,747
JPMorgan Chase	71,520	2,905,858
Keycorp	24,900	262,695
MetLife	22,300	1,132,171
Wells Fargo	17,800	538,806

		15,040,112

Description	Shares	Value

Common Stock - (continued)†

Health Care - 13.0%
AmerisourceBergen	13,900	$581,993
Amgen*	51,900	3,250,497
Boston Scientific*	70,000	832,300
Forest Laboratories*	31,100	1,104,361
GlaxoSmithKline PLC, SP ADR	25,300	1,177,968
Pfizer	153,309	2,862,279
UnitedHealth Group	69,000	1,937,520
WellPoint*	29,200	1,531,540

		13,278,458

Industrial - 11.5%
Boeing	21,800	1,332,198
Cooper Industries, Cl A	8,500	358,445
General Electric	82,255	2,326,994
Northrop Grumman	36,460	2,457,039
Parker Hannifin	36,150	2,229,732
Ryder System	45,400	2,994,584

		11,698,992

Information Technology - 19.4%
Affiliated Computer Services, Cl A*	37,800	1,821,960
Applied Materials	21,600	374,112
Computer Sciences*	23,300	1,103,721
EMC*	159,700	2,397,097
Intel	141,540	3,140,773
International Business Machines	33,660	4,307,807
Jabil Circuit (A)	79,400	1,291,044
LSI*	74,700	518,418
Microsoft	22,025	566,483
Symantec*	198,900	4,190,823

		19,712,238

Materials - 3.6%
Alcoa	46,840	1,580,850
Dow Chemical	63,500	2,115,185

		3,696,035

Telecommunication Services - 3.1%
Verizon Communications	91,800	3,124,872

Utilities - 3.2%
Dominion Resources	23,200	1,024,976
DTE Energy	37,800	1,549,044
Nisource	15,700	268,156
Pinnacle West Capital	12,000	402,840

		3,245,016

Total Common Stock (Cost $106,522,600)		101,424,255

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	51

schedule of investments
July 31, 2008

core equity fund (concluded)

Description	Par	Value

Certificates of Deposit - Yankee - 0.4%

Bank of Scotland (B) 2.430%, 08/22/08	$150,000	$150,000

BNP Paribas (B) 2.420%, 08/25/08	150,000	150,000

Rabobank Nederland NV (B) 2.420%, 08/26/08	150,000	150,000

Total Certificates of Deposit - Yankee (Cost $450,000)		450,000

Bank Note - 0.2%

Wells Fargo (B) 2.420%, 08/25/08	150,000	150,000

Total Bank Note (Cost $150,000)		150,000

Repurchase Agreements - 2.3%

Dresdner Securities (B) 2.288%, dated 07/31/08, matures on 08/01/08, repurchase price $300,019 (collateralized by various corporate obligations, ranging in par value from $950,000 - $25,000,000, 0.000% - 4.880%, 11/14/08 - 03/01/10, total market value $315,025)	300,000	300,000

Greenwich Capital (B) 2.338%, dated 07/31/08, matures on 08/01/08, repurchase price $1,750,114 (collateralized by various asset-backed obligations, ranging in par value from $90,000 - $30,000,000, 0.000% - 5.510%, 03/15/10 - 12/15/16, total market value $1,837,542)	1,750,000	1,750,000

Lehman Brothers (B) 2.268%, dated 07/31/08, matures on 08/01/08, repurchase price $304,630 (collateralized by various corporate obligations, ranging in par value from $2,000,000 - $12,315,000, 5.020% - 5.800%, 07/09/09 - 03/15/11, total market value $319,849)	304,611	304,611

Total Repurchase Agreements (Cost $2,354,611)		2,354,611

Total Investments - 102.5% (Cost $109,477,211)	$104,378,866

Other Assets & Liabilities, Net - (2.5)%	(2,570,145)

Net Assets - 100.0%	$101,808,721

*	Non-income producing security.

†	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This security or partial position of this security is on loan at July 31, 2008. The total value of securities on loan at July 31, 2008 is $2,785,712.

(B)	This security was purchased with cash collateral received from securities lending.

ADR - American Depositary Receipt
Cl - Class
PLC - Public Liability Company
SP ADR - Sponsored American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

52	1.800.433.6884

schedule of investments
July 31, 2008

enhanced growth fund

Description	Shares	Value

Common Stock - 94.3%†

Consumer Discretionary - 1.8%
Amazon.com*	11,400	$870,276
Comcast, Cl A	30,000	618,600
Garmin ‡ (A)	14,100	502,947
IAC/InterActiveCorp*	18,250	318,645

		2,310,468

Health Care - 9.7%
Alcon ‡	5,500	948,365
Allergan	14,000	727,020
Amylin Pharmaceuticals* (A)	13,000	410,150
BioMarin Pharmaceuticals*	25,000	813,750
Celgene*	16,000	1,207,840
Cephalon* (A)	12,500	914,500
Cerner* (A)	15,900	710,094
ev3* (A)	45,000	434,250
Genentech*	5,000	476,250
Genzyme*	10,000	766,500
Hologic* (A)	30,000	554,100
Medicines* (A)	30,000	666,300
Schering-Plough	39,000	822,120
Spectranetics* (A)	30,000	268,500
Thermo Fisher Scientific*	13,000	786,760
Varian Medical Systems*	16,000	960,000
Xenoport* (A)	15,000	687,300

		12,153,799

Industrial - 0.3%
Monster Worldwide* (A)	18,400	326,416

Information Technology - 81.1%
Accenture, Cl A ‡	35,000	1,461,600
Activision Blizzard* (A)	24,600	885,108
Adobe Systems*	50,000	2,067,500
Akamai Technologies* (A)	10,050	234,567
Altera	53,000	1,163,350
Amdocs* ‡	34,900	1,061,309
Amkor Technology* (A)	43,050	377,118
Analog Devices	21,650	660,541
Anixter International* (A)	6,450	438,793
Apple*	31,400	4,991,030
Applied Materials	85,000	1,472,200
Arrow Electronics*	9,700	312,534
ASML Holding, Cl G ‡	41,777	952,098
AU Optronics ADR (A)	16,485	186,279
Autodesk*	13,500	430,515
Automatic Data Processing	29,800	1,272,758
Avnet*	26,000	708,760
BMC Software*	12,700	417,703
Broadcom, Cl A*	64,600	1,569,134
Cadence Design Systems* (A)	41,900	309,641

Description	Shares	Value

Common Stock - (continued)†

Information Technology - (continued)
Check Point Software Technologies* ‡	28,500	$650,655
Ciena* (A)	12,000	248,040
Cisco Systems*	177,000	3,892,230
Citrix Systems*	15,000	399,600
Cognizant Technology Solutions, Cl A*	35,300	990,871
CommScope*	11,500	512,785
Comtech Telecommunications*	3,000	147,390
Comverse Technology*	42,000	629,160
Corning	138,200	2,765,382
Cypress Semiconductor*	20,000	545,000
Dell*	52,400	1,287,468
eBay*	55,700	1,401,969
Electronic Arts*	28,000	1,209,040
EMC*	115,300	1,730,653
F5 Networks*	16,000	466,400
Fiserv*	14,000	669,480
Flextronics International* ‡	62,000	553,660
GigaMedia* ‡ (A)	20,200	253,712
Google, Cl A*	8,925	4,228,219
Harris	13,150	633,172
Hewlett-Packard	97,700	4,376,960
Immersion* (A)	22,000	155,100
Intel	166,050	3,684,650
International Business Machines	31,750	4,063,365
Intersil, Cl A	38,600	931,418
Intuit*	21,750	594,427
Juniper Networks*	71,500	1,861,145
Kla-Tencor	25,000	939,750
Lam Research* (A)	25,900	851,851
Linear Technology (A)	21,950	681,548
Marvell Technology Group* ‡ (A)	58,500	865,215
Maxim Integrated Products	28,900	567,596
McAfee*	32,500	1,064,375
MEMC Electronic Materials*	22,450	1,037,414
Microchip Technology (A)	18,000	574,740
Microsoft	186,750	4,803,210
National Semiconductor	34,300	718,585
Network Appliance*	39,700	1,014,335
Nintendo ADR (A)	20,300	1,234,886
Nokia ADR	67,500	1,844,100
Novatel Wireless* (A)	10,000	93,500
Nvidia*	52,425	599,742
Oracle*	122,000	2,626,660
Paychex	17,900	589,268
Qualcomm	76,600	4,239,044
Quality Systems (A)	21,000	689,850
Red Hat* (A)	37,700	806,026
Research In Motion* ‡	25,000	3,070,500

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	53

schedule of investments
July 31, 2008

enhanced growth fund (continued)

Description	Shares/Par	Value

Common Stock – (continued)†
Information Technology – (continued)
Salesforce.com* (A)	15,750	$1,004,693
Samsung Electronics GDR ††	3,000	835,500
SanDisk*	13,250	186,825
SAP ADR (A)	25,400	1,468,374
Siliconware Precision Industries ADR (A)	95,010	629,914
Sun Microsystems*	42,200	448,586
Symantec*	22,800	480,396
SYNNEX* (A)	16,300	380,768
Taiwan Semiconductor Manufacturing ADR (A)	57,249	543,866
Texas Instruments	59,700	1,455,486
Varian Semiconductor Equipment Associates*	20,000	584,400
Verisign*	38,400	1,249,536
VMware, Cl A* (A)	15,000	537,750
Western Digital*	13,300	382,907
Xilinx	50,800	1,261,364
Yahoo!*	57,475	1,143,178

		101,360,227

Telecommunication Services - 1.4%
American Tower, Cl A*	18,050	756,295
Millicom International Cellular* ‡ (A)	8,950	692,551
Tele Norte Leste Participacoes ADR	14,700	347,067

		1,795,913

Total Common Stock (Cost $101,979,382)		117,946,823

Registered Investment Companies - 4.2%
iShares Dow Jones US Pharmaceuticals Index Fund (A)	13,800	697,176
PowerShares QQQ (A)	98,700	4,486,902

Total Registered Investment Companies (Cost $5,332,503)		5,184,078

Certificates of Deposit - Yankee - 2.6%
Bank of Scotland (B) 2.430%, 08/22/08	$1,100,000	1,100,000
BNP Paribas (B) 2.420%, 08/25/08	1,100,000	1,100,000
Rabobank Nederland NV (B) 2.420%, 08/26/08	1,100,000	1,100,000

Total Certificates of Deposit - Yankee (Cost $3,300,000)		3,300,000

Description	Par	Value

Bank Note - 0.8%
Wells Fargo (B) 2.420%, 08/25/08	$1,000,000	$1,000,000

Total Bank Note (Cost $1,000,000)		1,000,000

Master Note - 0.8%
Bear Stearns (B) 2.388%, 09/11/08	1,000,000	1,000,000

Total Master Note (Cost $1,000,000)		1,000,000

Repurchase Agreements - 14.6%
Credit Suisse 2.080%, dated 07/31/08, matures on 08/01/08, repurchase price $1,959,625 (collateralized by a U.S. Treasury Bill obligation, par value $2,050,000, 0.000%, 07/30/09, total market value $2,003,260)	1,959,512	1,959,512
Dresdner Securities (B) 2.288%, dated 07/31/08, matures on 08/01/08, repurchase price $3,000,191 (collateralized by various corporate obligations, ranging in par value from $950,000 - $25,000,000, 0.000% - 4.880%, 11/14/08 - 03/01/10, total market value $3,150,245)	3,000,000	3,000,000
Greenwich Capital (B) 2.338%, dated 07/31/08, matures on 08/01/08, repurchase price $13,000,844 (collateralized by various asset-backed obligations, ranging in par value from $90,000 - $30,000,000, 0.000% - 5.510%, 03/15/10 - 12/15/16, total market value $13,650,313)	13,000,000	13,000,000
Lehman Brothers (B) 2.268%, dated 07/31/08, matures on 08/01/08, repurchase price $254,842 (collateralized by various corporate obligations, ranging in par value from $2,000,000 - $12,315,000, 5.020% - 5.800%, 07/09/09 - 03/15/11, total market value $267,573)	254,826	254,826

Total Repurchase Agreement (Cost $18,214,338)		18,214,338

The accompanying notes are an integral part of the financial statements.

54	1.800.433.6884

schedule of investments
July 31, 2008

enhanced growth fund (concluded)

Total Investments - 117.3% (Cost $130,826,223)	$146,645,239

Other Assets & Liabilities, Net - (17.3)%	(21,624,287)

Net Assets - 100.0%	$125,020,952

††

Security sold within the terms of a private placement memorandum, exempt from registration under Section 3A-4, 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to the dealers in that program or other “accredited investors”. The value of this security as of July 31, 2008 was $835,500 and represented 0.7% of net assets.

*	Non-income producing security.

‡	This security is domiciled outside of the United States. The security’s functional currency is the United States dollar.

†	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This security or partial position of this security is on loan at July 31, 2008. The total value of securities on loan at July 31, 2008 is $20,567,045.

(B)	This security was purchased with cash collateral received from securities lending.

ADR - American Depositary Receipt
Cl - Class
GDR - Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	55

schedule of investments
July 31, 2008

international opportunities fund

Description	Shares	Value

Common Stock - 95.8%†
Australia - 2.6%
BHP Billiton^	40,128	$1,497,412
BlueScope Steel^	45,000	488,895
Centennial Coal^	100,000	482,767
Commonwealth Bank of Australia^	12,000	444,985
CSL^	20,000	646,672
Flight Centre^	20,000	343,677
Incitec Pivot^	4,000	611,347
Leighton Holdings^ (A)	12,000	473,884
Macquarie Infrastructure Group^	150,000	360,480
QBE Insurance Group^	15,000	316,649
Rio Tinto^ (A)	4,500	526,756
Sonic Healthcare^	30,000	390,367
Telstra^	100,000	422,140
Washington H. Soul Pattinson^	40,000	393,245
Westpac Banking^	25,000	501,901
Woodside Petroleum^	7,000	351,430
Woolworths^	35,000	825,396

		9,078,003

Austria - 0.4%
Andritz AG^	7,000	417,275
Erste Bank Der Oesterreichischen Sparkassen^ (A)	7,000	446,341
OMV^	4,330	298,164
Voestalpine^	5,000	328,288

		1,490,068

Belgium - 0.6%
Colruyt^	2,000	557,235
InBev^	6,000	402,138
KBC Groep^	5,000	507,377
Umicore^	15,000	673,093

		2,139,843

Bermuda - 0.2%
GP Investments BDR	30,000	339,016
SeaDrill^	15,000	447,926

		786,942

Brazil - 3.4%
Banco Bradesco ADR (A)	51,096	1,084,768
Banco Itau Holding Financeira ADR	37,500	798,750
Banco Nossa Caixa	15,000	397,817
Cia de Bebidas das Americas ADR (A)	15,000	888,300
Cia de Concessoes Rodoviarias	35,000	722,212
Cia Energetica de Minas Gerais (A)	20,000	475,000
Cia Vale do Rio Doce ADR	70,000	2,102,100
Cyrela Brazil Realty	50,000	715,061
Gerdau ADR (A)	40,000	870,800

Description	Shares	Value

Common Stock – (continued)
Brazil – (continued)
Lojas Renner	20,000	$391,879
Petroleo Brasileiro ADR*	46,000	2,571,860
Tele Norte Leste Participacoes ADR (A)	35,000	826,350

		11,844,897

Canada - 2.3%
Agrium	4,000	351,502
Barrick Gold	10,000	423,458
Bombardier CI B	80,000	573,466
CGI Group Cl A*	40,000	425,802
EnCana	5,000	360,857
Fording Canadian Coal Trust	7,000	618,751
Manulife Financial	15,000	552,566
Nexen	15,000	471,849
Petro-Canada	12,000	553,855
Potash Corp of Saskatchewan	5,000	1,027,247
Research In Motion*	4,000	491,587
Rogers Communications, Cl B	15,000	506,714
Royal Bank of Canada	6,000	276,869
SouthGobi Energy Resources*	20,000	371,112
Suncor Energy*	6,000	327,000
Teck Cominco	10,000	459,300
Toronto-Dominion Bank	4,000	243,332

		8,035,267

China - 0.2%
China Construction Bank^	400,000	348,832
China Oilfield Services^	300,000	444,459

		793,291

Colombia - 0.4%
Bancolombia ADR	40,000	1,349,200

Denmark - 0.9%
A P Moller - Maersk^	25	290,663
East Asiatic^	6,000	406,430
FLSmidth^	5,000	480,643
Novo Nordisk^	17,000	1,077,896
Sydbank^	10,000	378,003
Vestas Wind Systems* ^	4,000	521,667

		3,155,302

Finland - 1.0%
Fortum^	10,000	440,816
KCI Konecranes^	8,000	317,825
Metso^	17,000	610,306
Nokia ADR	60,000	1,639,200
Rautaruukki^	10,000	376,006

		3,384,153

The accompanying notes are an integral part of the financial statements.

56	1.800.433.6884

schedule of investments
July 31, 2008

international opportunities fund (continued)

Description	Shares	Value

Common Stock – (continued)
France - 8.8%
Air Liquide^	8,800	$1,151,317
Alstom^	14,000	1,567,121
AXA^	39,311	1,155,404
BNP Paribas^	22,780	2,245,694
Bouygues^	20,000	1,292,951
Capital Gemini^	14,000	893,779
Cie Generale de Geophysique-Veritas* ^	10,000	390,873
CNP Assurances^	10,000	1,115,210
France Telecom^	40,000	1,264,759
GDF Suez^	20,000	1,251,661
Gemalto* ^	12,000	452,522
Groupe Danone^	7,000	519,189
L’Oreal^	6,000	628,263
LYMH Moet Hennessy Louis Vuitton^ (A)	9,000	989,804
Nexans^	7,000	830,894
Pernod-Ricard^	10,000	870,244
Rallye^	7,000	336,811
Sanofi-Aventis^	28,746	2,017,779
Schneider Electric^	6,000	664,371
SEB^	9,000	503,863
Sodexho Alliance^	17,000	1,108,725
Suez^	20,000	1,196,512
Total^	57,520	4,404,231
Unibail-Rodamco REIT^	2,611	584,115
Vallourec^	2,200	655,066
Vinci^	12,000	678,476
Vivendi^	55,000	2,299,570

		31,069,204

Germany - 9.1%
Adidas^	15,000	918,278
Allianz^	9,590	1,626,142
BASF^	30,000	1,898,923
Bayer^	25,000	2,151,507
Beiersdorf^	10,000	645,003
Comdirect Bank^	40,000	439,161
DaimlerChrysler^	23,000	1,328,728
Deutsche Bank^	9,000	831,480
Deutsche Boerse^	6,000	683,071
Deutsche Postbank^	5,000	353,224
Deutsche Telekom^	65,860	1,141,610
E.ON^	19,000	3,620,824
Fresenius Medical Care KGAA^	20,000	1,101,723
GEA Group^	20,000	658,056
Lanxess^	10,000	386,940
Linde^	8,000	1,106,191
MAN^	15,000	1,504,397
Merck^	8,000	966,583
Metro^	7,000	394,284

Description	Shares	Value

Common Stock – (continued)
Germany – (continued)
Muenchener Rueckversicherungs- Gesellschaft^	10,000	$1,659,940
RWE^	15,000	1,794,895
SAP^	25,000	1,447,573
SGL Carbon* ^	12,333	820,883
Siemens^	10,000	1,221,928
ThyssenKrupp^	25,000	1,390,982
Volkswagen^ (A)	5,000	1,593,061
Wincor Nixdorf^	6,000	448,007

		32,133,394

Greece - 0.3%
Alpha Bank^	15,000	442,312
OPAP^	15,000	536,707

		979,019

Hong Kong - 1.9%
BOC Hong Kong^	300,000	755,263
Chaoda Modern Agriculture^	300,000	346,501
Cheung Kong Holdings^	20,000	279,808
China Mobile^	60,000	801,610
China Overseas Land & Investment^	289,583	512,881
Esprit Holdings^	90,000	957,642
Hongkong Electric Holdings^	70,000	405,790
Hongkong Land Holdings	200,000	826,000
Hutchison Whampoa^	40,000	374,188
Lenovo Group^	500,000	347,706
Pacific Basin Shipping^	300,000	420,711
Sun Hung Kai Properties^	20,000	296,617
Texwinca Holdings^	400,000	351,924

		6,676,641

Hungary - 0.8%
Magyar Telekom Nyrt^	100,000	548,646
MOL Hungarian Oil and Gas Nyrt^	4,700	644,516
OTP Bank Nyrt^	35,000	1,621,089

		2,814,251

Ireland - 0.3%
Anglo Irish Bank PLC^ (A)	150,000	1,172,348

Italy - 3.0%
AEM^	132,000	475,549
Assicurazioni Generali^	15,000	520,024
Buzzi Unicem^	15,000	315,719
Enel^	50,000	462,101
ENI^	70,000	2,362,117
Fiat^	60,000	1,026,639
IFIL Investments^	50,000	340,754
Intesa Sanpaolo^	302,763	1,700,244
Lottomatica^	15,000	467,670

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	57

schedule of investments
July 31, 2008

international opportunities fund (continued)

Description	Shares	Value

Common Stock – (continued)
Italy – (continued)
Mediobanca^	30,000	$436,230
Prysmian^	30,000	738,963
Saipem^	11,000	425,284
Unione di Banche Italiane^	30,000	711,709
Unipol Gruppo Finanziario^	200,000	519,944

		10,502,947

Japan - 18.6%
Aeon Mall^	25,000	742,235
Aisin Seiki^	15,000	391,691
Asahi Glass^	50,000	552,447
Asahi Kasei^	100,000	511,937
Asahi Pretec^ (A)	25,000	733,014
Astellas Pharma^	30,000	1,300,795
Bank of Yokohama^	200,000	1,289,682
Canon^	60,000	2,742,314
Central Japan Railway^	100	1,017,108
Daiwa Securities Group^	200,000	1,733,673
Denso^	20,000	519,586
East Japan Railway^	100	782,251
Electric Power Development^	15,000	580,566
Fanuc^	7,000	555,883
Fast Retailing^	5,000	559,440
Fujitsu^	220,000	1,591,127
Hikari Tsushin^	12,000	365,749
Hisamitsu Pharmaceutical^	20,000	837,824
Hitachi Capital^	50,000	885,093
Hitachi Metals^	40,000	659,254
Hokuto^	17,000	453,432
Honda Motor^	20,000	638,466
Hosiden^ (A)	40,000	652,025
Inpex Holdings^	50	505,743
Isuzu Motors^	250,000	1,075,758
Itochu^	50,000	496,874
JFE Holdings^	20,000	972,063
KDDI^	150	859,284
Keiyo Bank^	150,000	821,196
Kirin Holdings^	30,000	458,367
Komatsu^	75,000	1,862,568
Konami^	15,000	474,350
Kuraray^	40,000	432,299
Lawson^	17,000	878,985
Makita^	25,000	855,429
Marubeni^	100,000	728,501
Matsushita Electric Industrial^	65,000	1,370,459
Mazda Motor^	100,000	577,265
Micronics Japan^	15,000	410,395
Millea Holdings^	30,000	1,125,582
Miraca Holdings^	20,000	479,828
Mitsubishi^	60,000	1,748,396
Mitsubishi Electric^	140,000	1,379,785

Description	Shares	Value

Common Stock – (continued)
Japan – (continued)
Mitsui^	90,000	$1,846,460
Mitsui Mining^ (A)	200,000	630,396
Mitsui OSK Lines^	100,000	1,295,025
Mizuho Financial Group^	250	1,197,052
Nikon^	50,000	1,452,709
Nintendo^	8,000	3,881,487
Nippon Electric Glass^	110,000	1,618,821
Nomura Real Estate Holdings^ (A)	50,000	1,013,021
NSK^	70,000	576,556
NTT DoCoMo^	500	812,140
Sankyo^	12,000	726,960
Seven & I Holdings^	30,000	917,462
Shin-Etsu Chemical^	20,000	1,223,648
Shinko Plantech^	30,000	428,865
Shiseido^	40,000	890,007
Sky Perfect JSAT Holdings^	2,000	790,564
Stanley Electric^	15,000	307,901
Sumitomo^	50,000	674,919
Sumitomo Mitsui Financial Group^	300	2,327,612
Takeda Pharmaceutical^	20,000	1,061,885
Tokyo Electric Power^	20,000	550,809
Tokyo Steel Manufacturing^	40,000	447,198
Toyo Suisan Kaisha^	35,000	880,656
Toyoda Gosei^	12,000	329,189
Toyota Motor^	30,000	1,293,225
USS^	10,000	667,589

		65,450,875

Luxembourg - 0.7%
ArcelorMittal^	26,625	2,355,304

Mauritius - 0.1%
Golden Agri-Resources^	700,000	361,716

Mexico - 0.8%
America Movil ADR (A)	10,000	504,900
Carso Global Telecom* (A)	82,000	443,133
Embotelladoras Arca	70,000	252,352
Fomento Economico Mexicano ADR	5,000	229,300
Grupo Mexico, Ser B	180,000	320,777
Grupo Televisa ADR* (A)	20,000	449,800
Mexichem SAB de CV	50,000	348,500
Telefonos de Mexico ADR* (A)	12,000	302,400

		2,851,162

Netherlands - 4.3%
ASML Holding^	14,666	335,489
Fugro^	10,000	709,507
Heineken^	18,000	836,363
ING Groep^	85,000	2,771,782
Koninklijke Boskalis Westminster^	16,000	854,893

The accompanying notes are an integral part of the financial statements.

58	1.800.433.6884

schedule of investments
July 31, 2008

international opportunities fund (continued)

Description	Shares	Value

Common Stock – (continued)
Netherlands – (continued)
Koninklijke DSM^	15,000	$910,151
Koninklijke KPN^ (A)	65,000	1,131,539
Koninklijke Philips Electronics^	12,020	400,638
Reed Elsevier^	40,000	662,567
Royal Dutch Shell, Cl A^	80,000	2,840,454
Royal Dutch Shell, Cl B^	40,733	1,430,409
Sligro Food Group^	12,000	392,211
TNT^ (A)	28,000	978,327
Unilever^	30,000	827,356

		15,081,686

New Zealand - 0.2%
Contact Energy^
	90,000	553,695

Norway - 2.4%
DNB NOR^	80,000	1,021,666
Norsk Hydro^	30,000	375,048
Petroleum Geo-Services* ^	20,000	461,573
Schibsted^	15,000	436,875
Statoil^	92,265	2,988,794
Tandberg^	25,000	436,228
Telenor^	75,000	1,128,614
Yara International^	25,000	1,776,037

		8,624,835

Philippines - 0.3%
Philippine Long Distance Telephone^	10,000	567,118
SM Investments^	70,000	425,095

		992,213

Poland - 1.3%
Bank Handlowy W Warszawie^	14,000	531,468
Bank Pekao^	5,000	456,124
KGHM Polska Miedz^	5,000	203,439
Powszechna Kasa Oszczednosci Bank
Polski* ^	80,000	2,017,333
Telekomunikacja Polska^	120,000	1,327,126

		4,535,490

Singapore - 2.0%
CapitaMall Trust^	200,000	434,924
DBS Group Holdings^	40,000	556,374
Jardine Cycle & Carriage^	40,000	505,117
Keppel Corp^	75,000	579,085
Neptune Orient Lines^	200,000	410,119
Oversea-Chinese Banking^	100,000	611,494
SembCorp Industries^	190,000	621,347
SembCorp Marine^	180,000	545,975
Singapore Petroleum^	100,000	463,594

Description	Shares	Value

Common Stock – (continued)
Singapore – (continued)
Singapore Telecommunications^	291,900	$763,786
United Overseas Bank^	80,000	1,131,192
Venture Corp^	60,000	472,110

		7,095,117

South Korea - 0.5%
Hyundai Heavy Industries^	1,000	304,465
Hyundai Steel^	5,000	339,450
LG Electronics^	4,000	408,653
Pusan Bank^	25,000	303,536
Samsung Electronics^	750	414,943

		1,771,047

Spain - 3.0%
Banco Bilbao Vizcaya Argentaria^	27,566	506,583
Banco Santander	140,000	2,725,358
Construcciones y Auxiliar de
Ferrocarriles^	1,000	438,635
Criteria Caixacorp^ (A)	60,000	323,777
Grifols^	18,000	538,439
Inditex^ (A)	8,000	384,861
Indra Sistemas^ (A)	12,000	320,384
Mapfre^	80,000	398,538
Red Electrica de Espana^ (A)	14,000	842,585
Repsol YPF^	15,000	502,545
Tecnicas Reunidas^	6,000	450,716
Telefonica^	120,000	3,113,700

		10,546,121

Sweden - 0.8%
Alfa Laval^	35,000	544,268
Getinge, Cl B^	10,000	231,739
Hennes & Mauritz, Cl B^	10,000	533,644
Nordea Bank^	40,000	566,916
Telefonaktiebolaget Lm Ericsson, Cl B^	40,000	419,759
Teliasonera^	40,000	304,527
Volvo, Cl B^	30,000	360,859

		2,961,712

Switzerland - 5.4%
ABB^	100,000	2,621,657
Baloise Holding^	10,000	938,583
Compagnie Financiere Richemont, Cl A^	15,000	896,268
Credit Suisse Group^	14,477	722,982
Lonza Group^	7,000	1,014,614
Nestle^	80,000	3,509,197
Novartis^	70,002	4,155,716
Pargesa Holding^	5,000	517,473
Roche Holding^	10,633	1,964,573

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	59

schedule of investments
July 31, 2008

international opportunities fund (continued)

Description	Shares	Value

Common Stock – (continued)
Switzerland – (continued)
STMicroelectronics* ^	40,000	$442,526
Syngenta^	5,000	1,455,426
Zurich Financial Services^	3,698	971,969

		19,210,984

Thailand - 0.6%
Bangkok Bank^	120,000	388,010
Banpu^	50,000	616,573
Kasikornbank^	200,000	394,269
PTT^	45,000	333,479
Siam Commercial Bank^	200,000	441,844
Total Access Communication^	100,000	130,741

		2,304,916

Turkey - 1.2%
Anadolu Efes Biracilik ve Malt Sanayii^	50,000	561,078
Ford Otomotiv Sanayi^	30,000	254,328
KOC Holding* ^	105,536	420,373
Tekfen Holding^	60,000	412,717
Tupras Turkiye Petrol Rafine^	25,000	675,373
Turkcell Iletisim Hizmet ADR* (A)	30,000	579,000
Turkiye Garanti Bankasi^	100,000	333,502
Turkiye Halk Bankasi^	100,000	677,340
Turkiye Is Bankasi, Cl C^	91,607	421,834

		4,335,545

United Kingdom - 17.4%
3i Group^	32,000	568,837
Aegis Group^	200,000	429,320
Anglo American^	32,000	1,829,341
Arriva^	40,000	551,190
AstraZeneca^	59,085	2,871,732
Aviva* ^	110,000	1,091,595
BAE Systems* ^	200,000	1,774,724
BG Group^	80,000	1,808,022
BHP Billiton^	60,000	1,985,722
BP^	330,000	3,386,952
British American Tobacco* ^	75,000	2,706,575
Centrica^	125,000	776,134
Charter^	40,000	672,188
Chemring Group^	15,000	704,017
Cobham^	150,000	599,595
Compass Group^	60,000	432,582
De La Rue* ^	25,000	415,876
Diageo^	60,000	1,045,234
Enterprise Inns^	80,800	493,191
G4S^	175,000	666,100
GlaxoSmithKline	140,044	3,264,456

Description	Shares	Value

Common Stock – (continued)
United Kingdom – (continued)
HSBC Holdings* ^	250,000	$4,134,485
Imperial Tobacco Group^	35,000	1,307,156
Inchcape* ^	60,000	296,213
International Power^	150,000	1,220,716
Intertek Group^	60,000	1,198,154
John Wood Group^	80,000	667,374
Lloyds TSB Group^	100,000	583,116
Man Group^	160,000	1,932,662
N Brown Group^	100,000	412,233
Prudential* ^	150,000	1,606,332
Reckitt Benckiser Group* ^	35,000	1,908,211
Rio Tinto^	20,000	2,092,926
RSA Insurance Group* ^	400,000	1,038,511
SABmiller^	25,000	516,902
Scottish & Southern Energy^	30,000	831,029
Standard Chartered* ^	60,000	1,826,776
Tesco^	200,000	1,420,629
Unilever^	46,850	1,284,495
Vedanta Resources^	20,000	790,865
Vodafone Group^	1,600,385	4,287,168
Weir Group^	60,000	1,055,860
WH Smith^	60,000	427,378
WPP Group^	120,000	1,139,105
Xstrata^	20,000	1,434,520

		61,486,199

Total Common Stock
(Cost $287,924,725)		337,923,387

Preferred Stock - 0.4%
Brazil - 0.2%
Eletropaulo Metropolitana Cl B	15,000	360,755
Randon Participacoes	40,000	361,106

		721,861

Germany - 0.2%
Volkswagen^	5,000	780,137

Total Preferred Stock
(Cost $920,426)		1,501,998

Rights - 0.0%
France - 0.0%
Suez Environnement*	20,000	143,818

Total Rights
(Cost $—)		143,818

The accompanying notes are an integral part of the financial statements.

60	1.800.433.6884

schedule of investments
July 31, 2008

international opportunities fund (concluded)

Description	Share/Par	Value

Registered Investment Companies - 1.8%
iShares MSCI Japan Index Fund	140,000	$1,680,000
iShares MSCI Brazil Index Fund (A)	30,000	2,437,200
iShares MSCI Hong Kong Index
Fund (A)	130,000	2,171,000

Total Registered Investment Companies
(Cost $6,652,548)		6,288,200

Certificates of Deposit - Yankee - 0.9%
Bank of Scotland (B)
2.430%, 08/22/08	$1,050,000	$1,050,000
BNP Paribas (B)
2.420%, 08/25/08	1,050,000	1,050,000
Rabobank Nederland NV (B)
2.420%, 08/26/08	1,050,000	1,050,000

Total Certificates of Deposit - Yankee
(Cost $3,150,000)		3,150,000

Master Note - 0.8%
Bear Stearns (B)
2.388%, 09/11/08	2,750,000	2,750,000

Total Master Note
(Cost $2,750,000)		2,750,000

Bank Note - 0.3%
Wells Fargo (B)
2.420%, 08/25/08	1,000,000	1,000,000

Total Bank Note
(Cost $1,000,000)		1,000,000

Repurchase Agreements - 5.9%
Credit Suisse
2.080%, dated 07/31/08, matures
on 08/01/08, repurchase price
$6,734,367 (collateralized by a
U.S. Treasury Bill obligation,
par value $7,030,000, 0.000%,
07/30/09, total market
value $6,869,716)	6,733,978	6,733,978
Greenwich Capital (B)
2.338%, dated 07/31/08, matures
on 08/01/08, repurchase price
$13,000,844 (collateralized by
various asset-backed obligations,
ranging in par value from $90,000 -
$30,000,000, 0.000% - 5.510%,
03/15/10 - 12/15/16, total market
value $13,650,313)	13,000,000	13,000,000

Description	Par	Value

Repurchase Agreements - (continued)
Lehman Brothers (B)
2.268%, dated 07/31/08, matures
on 08/01/08, repurchase price
$1,088,027 (collateralized by
various corporate obligations,
ranging in par value from
$2,000,000 - $12,315,000,
5.020% - 5.800%, 07/09/09 -
03/15/11, total market value
$1,142,383)
	$1,087,959	$1,087,959

Total Repurchase Agreements
(Cost $20,821,937)		20,821,937

Total Investments - 105.9%
(Cost $323,219,636)		373,579,340

Other Assets & Liabilities, Net - (5.9)%		(20,816,544)

Net Assets - 100.0%		$352,762,796

*	Non-income producing security.

^	Security fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of these securities as of July 31, 2008 is $305,249,968.

†	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This security or partial position of this security is on loan at July 31, 2008. The total value of securities on loan at July 31, 2008 is $19,598,154.

(B)	This security was purchased with cash collateral received from securities lending.

Foreign currency contracts outstanding as of July 31, 2008 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Net Unrealized Appreciation (Depreciation)

Buy	EUR	12,500,000	08/08	($273,263)
Sell	EUR	74,774	08/08	(153)
Buy	JPY	1,000,000,000	08/08	377,760
Buy	SGD	1,282,750	08/08	480
				$104,824

ADR - American Depositary Receipt
BDR - Brazilian Depositary Receipt
Cl - Class
EUR - European Union Euro
JPY - Japanese Yen
MSCI - Morgan Stanley Capital International
PLC - Public Liability Company
REIT - Real Estate Investment Trust
Ser - Series
SGD - Singapore Dollar

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	61

schedule of investments
July 31, 2008

large cap growth fund

Description	Shares	Value

Common Stock - 94.8%†
Consumer Discretionary - 8.3%
Abercrombie & Fitch, Cl A	16,179	$893,404
Coach*	28,470	726,270
Kohl’s*	25,985	1,089,031
Lamar Advertising, Cl A* (A)	40,572	1,540,925
News, Cl A	89,968	1,271,248
Nordstrom	26,649	765,892
Staples	55,274	1,243,665
Starbucks*	38,636	567,563
Tiffany & Co.	23,516	888,670

		8,986,668

Consumer Staples - 15.7%
Altria Group	37,463	762,372
Cadbury PLC, SP ADR	10,362	490,848
CVS Caremark	71,267	2,601,246
Dr. Pepper Snapple Group*	7,767	160,544
PepsiCo	50,972	3,392,696
Philip Morris International	37,178	1,920,244
Procter & Gamble	84,125	5,508,505
Wal-Mart Stores	35,381	2,074,034

		16,910,489

Energy - 12.2%
Chevron	19,149	1,619,239
Exxon Mobil	31,404	2,525,824
Occidental Petroleum	20,642	1,627,209
Schlumberger	25,854	2,626,766
Smith International	26,006	1,934,326
Suncor Energy	12,600	686,700
Tenaris ADR (A)	8,380	504,895
XTO Energy	33,995	1,605,584

		13,130,543

Financials - 2.7%
Aflac	14,881	827,532
American Express	20,001	742,437
Goldman Sachs Group	3,370	620,215
Morgan Stanley	18,840	743,803

		2,933,987

Health Care - 11.9%
Abbott Laboratories	47,701	2,687,474
Boston Scientific*	96,390	1,146,077
Gilead Sciences*	29,045	1,567,849
Hospira*	23,170	884,167
Johnson & Johnson	28,928	1,980,700
Medtronic	39,483	2,085,887
Novartis ADR	41,981	2,491,572

		12,843,726

Description	Shares	Value

Common Stock – (continued)
Industrial - 10.1%
Boeing	7,898	$482,647
Burlington Northern Santa Fe	15,545	1,618,701
Danaher	26,798	2,134,461
Emerson Electric	22,306	1,086,302
Expeditors International Washington	40,207	1,427,751
General Electric	19,950	564,386
Rockwell Automation	27,834	1,238,891
United Technologies	37,326	2,388,117

		10,941,256

Information Technology - 24.5%
Apple*	7,585	1,205,636
Applied Materials	48,779	844,852
Automatic Data Processing	24,407	1,042,423
Cisco Systems*	212,064	4,663,287
Corning	77,760	1,555,978
Google, Cl A*	6,121	2,899,824
Intel	130,701	2,900,255
Intersil, Cl A	99,076	2,390,704
Linear Technology (A)	24,435	758,707
Microchip Technology (A)	37,505	1,197,535
Microsoft	126,339	3,249,439
Nokia ADR	39,830	1,088,156
Oracle*	72,488	1,560,667
Paychex	32,879	1,082,377

		26,439,840

Materials - 5.3%
Monsanto	24,828	2,957,263
Praxair	29,188	2,735,791

		5,693,054

Telecommunication Services - 0.8%
Verizon Communications	25,965	883,849

		883,849

Utilities - 3.3%
Cleco (A)	61,085	1,535,066
ITC Holdings (A)	16,176	843,093
Wisconsin Energy	27,135	1,224,331

		3,602,490

Total Common Stock
(Cost $101,427,420)		102,365,902

The accompanying notes are an integral part of the financial statements.

62	1.800.433.6884

schedule of investments
July 31, 2008

large cap growth fund (concluded)

Description	Share/Par	Value

Registered Investment Company - 5.0%
Dreyfus Cash Management	5,366,813	$5,366,813

Total Registered Investment Company
(Cost $5,366,813)		5,366,813

Certificates of Deposit - Yankee - 0.9%
Bank of Scotland (B) 2.430%, 08/22/08	$300,000	300,000
BNP Paribas (B) 2.420%, 08/25/08	300,000	300,000
Rabobank Nederland NV (B) 2.420%, 08/26/08	300,000	300,000

Total Certificates of Deposits - Yankee (Cost $900,000)		900,000

Master Note - 0.6%
Bear Stearns & Co. Inc. (B) 2.388%, 09/11/08	625,000	625,000

Total Master Note (Cost $625,000)		625,000

Bank Note - 0.2%
Wells Fargo Bank (B) 2.420%, 08/25/08	250,000	250,000

Total Bank Note (Cost $250,000)		250,000

Repurchase Agreements - 3.4%
Dresdner Securities (B) 2.288%, dated 07/31/08, maturing on 08/01/08, repurchase price $700,044 (collateralized by various corporate obligations, ranging in par from $950,000 - $25,000,000, 0.000% - 4.880%, 11/14/08 - 03/01/10, total market value $735,057)	700,000	700,000
Greenwich Capital (B) 2.338%, dated 07/31/08, maturing on 08/01/08, repurchase price $2,500,162 (collateralized by various asset-backed obligations, ranging in par from $90,000 - $30,000,000, 0.000% - 5.510%, 03/15/10 - 12/15/16, total market value $2,625,060)	2,500,000	2,500,000

Description	Par	Value

Repurchase Agreements - (continued)
Lehman Brothers (B) 2.268%, dated 07/31/08, maturing on 08/01/08, repurchase price $497,663 (collateralized by various corporate obligations, ranging in par from $2,000,000 - $12,315,000, 5.020% - 5.800%, 07/09/09 - 03/15/11, total market value $522,526)	$497,632	$497,632

Total Repurchase Agreements (Cost $3,697,632)		3,697,632

Total Investments - 104.9% (Cost $112,266,865)		113,205,347

Other Assets & Liabilities, Net - (4.9)%		(5,256,260)

Net Assets - 100.0%		$107,949,087

*	Non-income producing security.

†	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This security or partial position of this security is on loan at July 31, 2008. The total value of securities on loan at July 31, 2008 is $5,287,380.

(B)	This security was purchased with cash collateral received from securities lending.

ADR - American Depositary Receipt
Cl - Class
PLC- Public Liability Company
SP ADR - Sponsored American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	63

schedule of investments
July 31, 2008

large cap value fund

Description	Shares	Value

Common Stock - 98.6%†
Consumer Discretionary - 9.9%
Aeropostale* (A)	28,900	$932,025
Autoliv	25,900	1,011,136
Big Lots* (A)	49,100	1,495,586
Coach*	51,100	1,303,561
DIRECTV Group*	82,700	2,234,554
H&R Block	38,200	929,406
Hasbro	59,400	2,299,968
McDonald’s	14,700	878,913
Netflix* (A)	59,500	1,837,955
NVR* (A)	3,500	1,933,120
Shaw Communications, Cl B (A)	102,900	2,157,813
Time Warner	270,400	3,872,128
TRW Automotive Holdings*	55,500	1,029,525

		21,915,690

Consumer Staples - 7.4%
ConAgra Foods	48,600	1,053,648
Constellation Brands, Cl A*	40,600	873,712
General Mills	44,600	2,871,794
Herbalife (A)	38,300	1,654,177
Kroger	82,600	2,335,928
Procter & Gamble	66,100	4,328,228
Safeway	42,900	1,146,288
Sysco	72,100	2,044,756

		16,308,531

Energy - 16.5%
Chevron	92,600	7,830,256
ConocoPhillips	81,100	6,619,382
Exxon Mobil	167,000	13,431,810
Murphy Oil	18,000	1,435,140
Occidental Petroleum	27,100	2,136,293
Petro-Canada	39,900	1,844,577
Valero Energy	43,800	1,463,358
W&T Offshore	35,100	1,553,526

		36,314,342

Financials - 25.1%
Allstate	66,800	3,087,496
American Financial Group	64,900	1,880,153
Ameriprise Financial	55,000	2,337,500
Assurant	34,100	2,050,092
Axis Capital Holdings	63,500	2,011,680
Bank of America	36,900	1,214,010
Capital One Financial (A)	62,400	2,612,064
Charles Schwab	106,300	2,433,207
Chubb	55,800	2,680,632
Credicorp (A)	15,200	1,124,952
Endurance Specialty Holdings	64,100	1,961,460
Fairfax Financial Holdings (A)	6,200	1,587,200

Description	Shares	Value

Common Stock – (continued)†
Financials – (continued)
Federated Investors, Cl B	27,400	$900,364
Franklin Resources	22,800	2,293,908
Goldman Sachs Group	25,900	4,766,636
JPMorgan Chase	171,000	6,947,730
MetLife	16,700	847,859
Progressive	45,300	917,325
Regions Financial (A)	205,800	1,950,984
Safeco	33,900	2,242,824
T. Rowe Price Group	15,500	927,675
Travelers	70,300	3,101,636
U.S. Bancorp	81,700	2,500,837
W.R. Berkley	78,500	1,854,170
Willis Group Holdings	33,100	1,035,037

		55,267,431

Health Care - 11.8%
Aetna	29,700	1,217,997
AmerisourceBergen	53,200	2,227,484
Amgen*	46,400	2,906,032
Cardinal Health	46,800	2,514,564
Forest Laboratories*	27,900	990,729
Johnson & Johnson	40,000	2,738,800
King Pharmaceuticals*	130,700	1,504,357
McKesson	39,400	2,206,006
Pfizer	367,100	6,853,757
UnitedHealth Group	100,300	2,816,424

		25,976,150

Industrial - 8.3%
CSX	22,100	1,493,518
Cummins	30,700	2,036,638
Dover	29,200	1,449,196
Gardner Denver*	35,800	1,632,480
General Electric	138,100	3,906,849
Hertz Global Holdings* (A)	92,700	790,731
L-3 Communications Holdings, Cl 3	9,600	947,424
Northrop Grumman	42,800	2,884,292
Parker Hannifin	32,800	2,023,104
Raytheon	21,000	1,195,530

		18,359,762

Information Technology - 4.5%
Computer Sciences*	19,000	900,030
Compuware*	110,900	1,219,900
Hewitt Associates, Cl A*	52,100	1,919,885
Microsoft	79,800	2,052,456
QLogic*	80,900	1,524,156
Symantec*	62,300	1,312,661
Texas Instruments	40,100	977,638

		9,906,726

The accompanying notes are an integral part of the financial statements.

64	1.800.433.6884

schedule of investments
July 31, 2008

large cap value fund (concluded)

Description	Shares/Par	Value

Common Stock – (continued)†
Materials - 3.8%
Alcoa	32,000	$1,080,000
Dow Chemical	81,500	2,714,765
Lubrizol	17,200	856,560
Nucor	38,900	2,225,858
Reliance Steel & Aluminum	12,400	783,184
Schnitzer Steel Industries, Cl A	8,200	739,968

		8,400,335

Telecommunication Services - 5.6%
AT&T	226,832	6,988,693
Verizon Communications	155,400	5,289,816

		12,278,509

Utilities - 5.7%
Alliant Energy	57,700	1,859,671
American Electric Power	21,700	857,150
DTE Energy	52,400	2,147,352
Edison International	54,500	2,634,530
FirstEnergy	21,300	1,566,615
Public Service Enterprise Group	42,700	1,784,860
Sierra Pacific Resources	143,300	1,625,022

		12,475,200

Total Common Stock
(Cost $222,521,275)		217,202,676

Certificates of Deposit - Yankee - 1.1%
Bank of Scotland (B)
2.430%, 08/22/08	$800,000	800,000
BNP Paribas (B)
2.420%, 08/25/08	800,000	800,000
Rabobank Nederland (B)
2.420%, 08/26/08	800,000	800,000

Total Certificates of Deposit - Yankee
(Cost $2,400,000)		2,400,000

Master Note - 0.7%
Bear Stearns (B)
2.388%, 09/11/08	1,500,000	1,500,000

Total Master Note
(Cost $1,500,000)		1,500,000

Bank Note - 0.3%
Wells Fargo Bank (B)
2.420%, 08/25/08	800,000	800,000

Total Bank Note
(Cost $800,000)		800,000

Description	Par	Value

Repurchase Agreements - 6.1%
Credit Suisse
2.080%, dated 07/31/08, matures on
08/01/08, repurchase price $3,256,475
(collateralized by a U.S. Treasury Bill
obligation, par value $3,400,000,
0.000%, 07/30/09, total market
value $3,324,541)	$3,256,287	$3,256,287
Dresdner Securities (B)
2.288%, dated 07/31/08, maturing on
08/01/08, repurchase price $1,500,095
(collaterized by various corporate
obligations, ranging in par value from
$950,000-25,000,000,
0.000%-4.880%,
11/14/08-03/01/10, total market
value $1,575,123)	1,500,000	1,500,000
Greenwich Capital (B)
2.338%, dated 07/31/08, maturing on
08/01/08, repurchase price $8,500,552
(collaterized by various asset-backed
obligations, ranging in par value from
$90,000-$30,000,000,
0.000%-5.510%, 03/15/10-12/15/16,
total market value $8,925,205)	8,500,000	8,500,000
Lehman Brothers (B)
2.268%, dated 07/31/08, maturing on
08/01/08, repurchase price $120,940
(collaterized by various corporate
obligations, ranging in par value from
$2,000,000-$12,315,000,
5.020%-5.800%, 07/09/09-03/15/11,
total market value $126,982)	120,932	120,932

Total Repurchase Agreements (Cost $13,377,219)		13,377,219

Total Investments - 106.8% (Cost $240,598,494)		235,279,895

Other Assets & Liabilities, Net - (6.8)%		(15,054,364)

Net Assets - 100.0%		$220,225,531

*	Non-income producing security.

†	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This security or partial position of this security is on loan at July 31, 2008. The total value of securities on loan at July 31, 2008 is $14,284,585.

(B)	This security was purchased with cash collateral received from securities lending.

Cl - Class

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	65

schedule of investments
July 31, 2008

small cap advantage fund

Description	Shares	Value

Common Stock - 97.7%†
Consumer Discretionary - 11.1%
AFC Enterprises*	32,100	$245,886
Arctic Cat (A)	15,300	136,170
Asbury Automotive Group	3,100	30,721
Blyth	6,100	88,755
Bob Evans Farms	2,200	63,008
CBRL Group (A)	6,600	159,522
Columbia Sportswear (A)	5,900	220,129
Finish Line, Cl A* (A)	7,200	78,120
Hot Topic* (A)	37,200	233,988
Landry’s Restaurants (A)	8,600	125,302
Lear* (A)	10,500	151,305
Men’s Wearhouse (A)	4,900	97,559
Oxford Industries	3,800	79,952
Regis	11,800	330,282
Rent-A-Center*	15,900	337,080
Ruby Tuesday*	11,700	80,496
Scholastic (A)	10,400	268,216
Sealy	14,500	99,035
Stamps.com*	9,900	134,739
ValueVision Media, Cl A*	22,300	68,238

		3,028,503

Consumer Staples - 2.7%
Fresh Del Monte Produce*	3,600	75,888
Nash Finch	2,200	86,834
National Beverage* (A)	9,700	75,563
Nu Skin Enterprises, Cl A	12,400	200,384
Sanderson Farms (A)	7,400	294,076

		732,745

Energy - 6.6%
Basic Energy Services* (A)	9,100	244,972
Brigham Exploration* (A)	19,400	271,600
Bronco Drilling*	4,800	84,000
Complete Production Services*	9,600	305,664
Energy Partners*	16,400	194,832
General Maritime (A)	4,900	132,006
Knightsbridge Tankers (A)	5,800	186,238
Stone Energy*	7,700	392,854

		1,812,166

Financials - 18.0%
Advance America Cash Advance Centers (A)	71,300	390,011
Anthracite Capital REIT (A)	32,500	205,400
Aspen Insurance Holdings	17,100	434,169
Calamos Asset Management, Cl A	13,800	282,348
Capital Trust REIT, Cl A (A)	4,700	72,474
Encore Capital Group* (A)	12,300	150,675
First Bancorp Puerto Rico (A)	28,600	250,250

Description	Shares	Value

Common Stock – (continued)†
Financials – (continued)
First Financial Holdings	8,100	$161,838
Great Southern Bancorp (A)	4,200	43,974
IPC Holdings	11,400	365,940
Max Capital Group	7,700	180,719
Montpelier Re Holdings (A)	19,100	299,870
Old National Bancorp (A)	17,300	262,614
Oriental Financial Group	22,200	385,614
Pacific Capital Bancorp North America (A)	12,300	160,761
Penson Worldwide*	24,000	442,080
Platinum Underwriters Holdings	3,200	115,520
QC Holdings (A)	15,200	140,296
RLI	2,500	136,550
Selective Insurance Group	10,900	235,440
W Holding (A)	78,300	62,640
WSFS Financial	2,200	119,790

		4,898,973

Health Care - 13.7%
Alkermes*	12,900	203,175
AMERIGROUP*	7,600	193,040
Centene*	17,400	388,194
Computer Programs & Systems	5,600	138,768
CONMED*	7,800	237,042
Kindred Healthcare*	14,700	396,459
Martek Biosciences* (A)	7,800	293,358
Medicis Pharmaceutical, Cl A	7,500	137,700
Merit Medical Systems*	16,700	337,507
Odyssey HealthCare* (A)	12,600	118,692
Par Pharmaceutical*	23,800	411,740
RehabCare Group*	26,400	437,184
STERIS	6,900	235,773
Valeant Pharmaceuticals International* (A)	11,600	198,592

		3,727,224

Industrial - 16.5%
Alaska Air Group* (A)	10,400	185,952
American Railcar Industries (A)	17,700	389,400
American Woodmark (A)	6,600	155,694
AO Smith	3,900	154,830
Arkansas Best (A)	7,800	289,692
Deluxe	10,200	145,860
Dycom Industries*	8,300	131,721
Federal Signal	10,900	156,633
Gibraltar Industries (A)	6,400	101,184
Granite Construction (A)	4,100	129,683
Herman Miller (A)	9,500	248,330
Kelly Services, Cl A	2,600	47,866
Knoll	24,400	376,736
Navigant Consulting*	8,100	149,688

The accompanying notes are an integral part of the financial statements.

66	1.800.433.6884

schedule of investments
July 31, 2008

small cap advantage fund (continued)

Description	Shares	Value

Common Stock – (continued)†
Industrial – (continued)
NN	15,400	$205,128
Pacer International	18,800	446,312
Saia*	17,100	299,250
School Specialty* (A)	4,100	136,571
Spherion*	47,500	232,275
TrueBlue*	4,200	63,420
Wabash National	18,600	172,980
Werner Enterprises (A)	12,500	297,625

		4,516,830

Information Technology - 20.0%
Avocent*	3,600	85,608
CACI International, Cl A*	3,400	152,864
Ciber*	55,500	392,385
CMGI*	18,970	232,193
CPI International*	16,600	239,870
CSG Systems International*	31,400	557,036
CTS	33,300	428,238
Electronics for Imaging*	5,300	74,253
Gevity HR	32,100	239,145
Insight Enterprises*	5,000	63,800
IXYS*	29,200	357,408
Manhattan Associates* (A)	16,100	395,094
Micrel	14,900	141,848
Parametric Technology*	16,900	327,353
Plantronics	10,200	248,370
RealNetworks*	66,900	459,603
Silicon Image*	16,300	114,263
Sybase*	10,800	362,988
SYNNEX* (A)	8,900	207,904
TIBCO Software*	45,500	373,555

		5,453,778

Materials - 5.6%
Buckeye Technologies*	27,400	267,150
Headwaters* (A)	19,700	258,267
Mercer International* (A)	11,700	72,774
Olin	20,200	600,748
Spartech	7,100	71,781
Worthington Industries (A)	13,800	244,812

		1,515,532

Telecommunication Services - 1.0%
General Communication, Cl A*	27,500	246,675
USA Mobility	3,900	31,668

		278,343

Utilities - 2.5%
El Paso Electric*	3,900	80,574
Nicor (A)	8,200	326,524

Description	Shares/Par	Value

Common Stock – (continued)†
Utilities – (continued)
WGL Holdings	8,200	$283,146

		690,244

Total Common Stock
(Cost $28,694,047)		26,654,338

Certificates of Deposit - Yankee - 3.3%
Bank of Scotland (B)
2.430%, 08/22/08	$300,000	300,000
BNP Paribas (B)
2.420%, 08/25/08	300,000	300,000
Rabobank Nederland (B)
2.420%, 08/26/08	300,000	300,000

Total Certificates of Deposit - Yankee
(Cost $900,000)		900,000

Bank Note - 1.1%
Wells Fargo Bank (B)
2.420%, 08/25/08	300,000	300,000

Total Bank Note
(Cost $300,000)		300,000

Repurchase Agreements - 23.9%
Credit Suisse
2.080%, dated 07/31/08, matures on
08/01/08, repurchase price $352,335
(collateralized by a U.S. Treasury Bill
obligation, par value $370,000,
2.100%, 07/30/09, total market
value $361,788)	352,315	352,315
Dresdner Securities (B)
2.288%, dated 07/31/08, matures on
08/01/08, repurchase price $2,200,140
(collateralized by various corporate
obligations, ranging in par value
from $950,000-$25,000,000,
0.000%-4.880%, 11/14/08-03/01/10,
total market value $2,310,180)	2,200,000	2,200,000
Greenwich Capital (B)
2.338%, dated 07/31/08, matures on
08/01/08, repurchase price $3,750,244
(collateralized by various asset-backed
obligations, ranging in par value
from $90,000-$30,000,000,
0.000%-5,510%, 03/15/10-12/15/16,
total market value $3,937,590)	3,750,000	3,750,000

The accompanying notes are an integral part of the financial statements.

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schedule of investments
July 31, 2008

small cap advantage fund (concluded)

Description	Par	Value

Repurchase Agreements – (continued)
Lehman Brothers (B)
2.268%, dated 07/31/08, matures on
08/01/08, repurchase price $235,702
(collaterized by various corporate
obligations, ranging in par value
from $2,000,000-$12,315,000,
5.020%-5.800%, 07/09/09-03/15/11,
total market value $247,477)	$235,687	$235,687

Total Repurchase Agreements
(Cost $6,538,002)		6,538,002

Total Investments - 126.0%
(Cost $36,432,049)		34,392,340

Other Assets & Liabilities, Net - (26.0)%		(7,105,991)

Net Assets - 100.0%		$27,286,349

*	Non-income producing security.

†	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This security or partial position of this security is on loan at July 31, 2008. The total value of securities on loan at July 31, 2008 is $6,971,958.

(B)	This security was purchased with cash collateral received from securities lending.

Cl - Class
REIT - Real Estate Investment Trust

Futures - A summary of the open futures contracts held by the Fund at July 31, 2008 are as follows:

Type of Contract	Number of Contracts	Expiration Date	Unrealized Appreciation

Russell Mini Future	11	September 2008	$6,513

The accompanying notes are an integral part of the financial statements.

68	1.800.433.6884

schedule of investments
July 31, 2008

small cap value fund

Description	Shares	Value

Common Stock - 97.9%†
Consumer Discretionary - 14.2%
AH Belo, Cl A	5,680	$30,672
American Axle & Manufacturing Holdings (A)	72,100	423,948
American Greetings, Cl A	61,500	911,430
Arctic Cat (A)	109,238	972,218
ArvinMeritor (A)	102,900	1,421,049
Belo, Cl A	43,900	298,081
Blyth	61,100	889,005
Callaway Golf	60,700	769,676
CBRL Group (A)	38,300	925,711
Ethan Allen Interiors (A)	61,000	1,531,100
Hooker Furniture	55,500	927,960
Jackson Hewitt Tax Service (A)	29,300	452,978
Journal Communications, Cl A (A)	204,900	973,275
Lear*	49,900	719,059
Modine Manufacturing	56,500	985,360
O’Charleys	54,100	608,625
Polaris Industries (A)	40,700	1,741,960
Rent-A-Center*	34,400	729,280
Rex Stores* (A)	2,800	34,356
Ruby Tuesday* (A)	129,100	888,208
Sonic Automotive, Cl A (A)	33,600	338,352
Stage Stores (A)	73,400	1,087,788
Standard Motor Products (A)	101,000	948,390

		18,608,481

Consumer Staples - 2.5%
Fresh Del Monte Produce*	28,600	602,888
Nash Finch (A)	34,700	1,369,609
Universal (A)	25,200	1,300,824

		3,273,321

Energy - 6.2%
Allis-Chalmers Energy* (A)	34,400	528,728
Alon USA Energy (A)	47,200	404,976
Grey Wolf* (A)	220,300	1,881,362
Holly (A)	35,400	1,011,732
Oil States International*	13,900	762,832
Overseas Shipholding Group	10,500	826,875
SEACOR Holdings*	8,500	711,195
Swift Energy*	17,900	909,678
Tesoro (A)	27,100	418,424
Walter Industries	6,000	629,220

		8,085,022

Financials - 28.7%
Advanta, Cl B	91,600	724,556
Anthracite Capital REIT (A)	149,300	943,576
Banco Latinoamericano de Exportaciones, Cl E	60,800	1,115,072

Description	Shares	Value

Common Stock – (continued)†
Financials – (continued)
Capstead Mortgage REIT	76,100	$831,012
Cathay General Bancorp (A)	45,500	725,270
Central Pacific Financial (A)	67,600	748,332
Citizens Republic Bancorp (A)	50,401	168,843
City Holding	14,900	662,752
Community Trust Bancorp	30,400	936,928
Dime Community Bancshares	9,100	152,243
Financial Federal (A)	75,100	1,731,055
FirstMerit	47,800	940,704
Harleysville Group (A)	46,200	1,646,106
Horace Mann Educators (A)	57,600	798,336
HRPT Properties Trust REIT	205,800	1,442,658
Independent Bank (A)	49,665	251,802
Integra Bank (A)	48,300	375,291
IPC Holdings	56,700	1,820,070
Medical Properties Trust REIT (A)	46,900	520,121
Montpelier Re Holdings (A)	88,000	1,381,600
NBT Bancorp (A)	45,600	1,130,424
Newcastle Investment REIT (A)	9,500	57,760
Odyssey Re Holdings (A)	43,100	1,683,917
Old National Bancorp (A)	1,800	27,324
One Liberty Properties REIT (A)	46,100	783,700
Oriental Financial Group	52,400	910,188
Presidential Life	60,400	968,816
Provident Bankshares (A)	29,200	265,720
RAIT Financial Trust REIT (A)	38,200	254,030
RLI (A)	13,700	748,294
Safety Insurance Group	44,100	1,872,927
Selective Insurance Group (A)	80,000	1,728,000
StanCorp Financial Group	25,400	1,254,506
Sunstone Hotel Investors REIT (A)	78,300	1,013,202
Susquehanna Bancshares (A)	69,800	999,536
TCF Financial (A)	75,000	956,250
UCBH Holdings (A)	195,500	881,705
Webster Financial	63,500	1,261,110
Whitney Holding (A)	65,900	1,354,904
Zenith National Insurance	42,400	1,458,984

		37,527,624

Health Care - 3.6%
Apria Healthcare Group*	62,300	1,196,783
Datascope	13,900	648,852
Kindred Healthcare*	23,400	631,098
Lincare Holdings*	28,300	911,826
Lumenis*	13	—
Par Pharmaceutical*	45,200	781,960
Sciele Pharma* (A)	31,161	581,153

		4,751,672

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	69

schedule of investments
July 31, 2008

small cap value fund (continued)

Description	Shares	Value

Common Stock – (continued)†
Industrial - 20.1%
Alaska Air Group* (A)	33,700	$602,556
American Woodmark (A)	42,500	1,002,575
AO Smith (A)	48,600	1,929,420
Applied Industrial Technologies (A)	38,800	1,036,736
Arkansas Best (A)	5,942	220,686
Con-way	20,000	1,011,200
Crane	16,600	589,300
Deluxe	23,100	330,330
Ennis	44,500	687,525
EnPro Industries* (A)	26,500	954,265
GATX	19,800	900,306
Griffon* (A)	68,300	686,415
IKON Office Solutions	159,700	2,283,710
Kelly Services, Cl A (A)	93,800	1,726,858
Ladish*	33,100	655,380
Mesa Air Group* (A)	146,700	67,482
Mueller Industries (A)	59,900	1,537,633
Mueller Water Products, Cl B (A)	8,657	75,749
NACCO Industries, Cl A (A)	13,100	1,323,100
Pacer International	72,900	1,730,646
PAM Transportation Services*	43,452	573,566
Regal-Beloit (A)	12,000	501,000
Ryder System (A)	23,400	1,543,464
Saia*	44,200	773,500
Seaboard	300	540,000
Spherion* (A)	130,900	640,101
Steelcase, Cl A (A)	52,300	520,908
Timken	24,000	792,480
United Rentals* (A)	18,264	295,512
YRC Worldwide* (A)	44,700	755,430

		26,287,833

Information Technology - 13.6%
3Com*	313,200	588,816
Asyst Technologies* (A)	130,500	565,065
Black Box	9,123	270,953
Ciber* (A)	121,000	855,470
CSG Systems International*	99,400	1,763,356
CTS (A)	114,100	1,467,326
Gerber Scientific*	96,700	1,147,829
Gevity HR	16,792	125,100
Imation (A)	37,800	720,468
JDA Software Group* (A)	40,400	689,628
Kemet* (A)	191,100	259,896
MAXIMUS	18,900	701,379
Mentor Graphics*	33,200	460,816
Methode Electronics (A)	91,900	1,028,361
Micrel	100,700	958,664

Description	Shares/Par	Value

Common Stock – (continued)†
Information Technology – (continued)
MKS Instruments*	78,100	$1,608,860
Quantum* (A)	573,000	939,720
RF Micro Devices* (A)	217,300	710,571
Skyworks Solutions* (A)	67,600	639,496
Technitrol (A)	45,700	640,714
United Online (A)	150,700	1,636,602

		17,779,090

Materials - 6.4%
Glatfelter	87,600	1,280,712
HB Fuller (A)	32,800	820,000
NewMarket (A)	12,300	759,648
Olin	36,700	1,091,458
OM Group*	11,100	372,960
Schulman A	46,000	1,068,580
Schweitzer-Mauduit International	58,700	1,092,407
Spartech	106,900	1,080,759
Worthington Industries (A)	41,800	741,532

		8,308,056

Telecommunication Services - 0.4%
Frontier Communications	1	12
Premiere Global Services* (A)	38,700	584,757

		584,769

Utilities - 2.2%
Nicor (A)	42,900	1,708,278
PNM Resources (A)	28,200	330,222
Westar Energy (A)	37,400	825,792

		2,864,292

Total Common Stock (Cost $160,361,488)		128,070,160

Certificates of Deposit - Yankee - 5.1%
Bank of Scotland (B) 2.430%, 08/22/08	$2,200,000	2,200,000
BNP Paribas (B) 2.420%, 08/25/08	2,200,000	2,200,000
Rabobank Nederland (B) 2.420%, 08/26/08	2,200,000	2,200,000

Total Certificates of Deposit - Yankee (Cost $6,600,000)		6,600,000

The accompanying notes are an integral part of the financial statements.

70	1.800.433.6884

schedule of investments
July 31, 2008

small cap value fund (concluded)

Description	Par	Value

Corporate Obligation - 1.9%
Morgan Stanley Dean Witter (B) (C) 2.200%, 04/03/09	$2,500,000	$2,500,000

Total Corporate Obligation (Cost $2,500,000)		2,500,000

Master Note - 1.9%
Bear Stearns (B) 2.388%, 09/11/08	2,500,000	2,500,000

Total Master Note (Cost $2,500,000)		2,500,000

Bank Note - 1.7%
Wells Fargo Bank (B) 2.420%, 08/25/08	2,200,000	2,200,000

Total Bank Note (Cost $2,200,000)		2,200,000

Repurchase Agreements - 27.8%
Credit Suisse 2.080%, dated 07/31/08, matures on 08/01/08, repurchase price $2,679,009 (collaterized by a U.S. Treasury Bill, par value $2,800,000, 0.00%, 07/30/09, total market value $2,737,857)	2,678,854	2,678,854
Dresdner Securities (B) 2.288%, dated 07/31/08, matures on 08/01/08, repurchase price $5,750,365 (collaterized by various corporate obligations ranging in par value from $950,000-$25,000,000, 0.000%-4.880%, 11/14/08-03/01/10, total market value $6,037,970)	5,750,000	5,750,000
Greenwich Capital (B) 2.338%, dated 07/31/08, matures on 08/01/08, repurchase price $27,751,802 (collaterized by various asset-backed obligations ranging in par value from $90,000-$30,000,000, 0.000%-5.510%, 03/15/10-12/15/16, total market value $29,138,168)	27,750,000	27,750,000

Description	Par	Value

Repurchase Agreements – (continued)
Lehman Brothers (B) 2.268%, dated 07/31/08, matures on 08/01/08, repurchase price $182,458 (collaterized by various corporate obligations ranging in par value from $2,000,000-$12,315,000, 5.020%- 5.800%, 07/09/09-03/15/11, total market value $191,574)	$182,447	$182,447

Total Repurchase Agreements (Cost $36,361,301)		36,361,301

Total Investments - 136.3% (Cost $210,522,789)
		178,231,461

Other Assets & Liabilities, Net - (36.3)%
		(47,490,516)

Net Assets - 100.0%		$130,740,945

*	Non-income producing security.

†	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This security or partial position of this security is on loan at July 31, 2008. The total value of securities on loan at July 31, 2008 is $44,231,839.

(B)	This security was purchased with cash collateral received from securities lending.

(C)	Floating rate security. Rate disclosed is as of July 31, 2008.

Cl - Class
REIT - Real Estate Investment Trust

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	71

schedule of investments
July 31, 2008

value momentum fund

Description	Shares	Value

Common Stock - 99.0%†
Consumer Discretionary - 10.7%
Autoliv (A)	68,300	$2,666,432
Belo, Cl A (A)	142,250	965,877
Comcast, Cl A	355,800	7,308,132
Home Depot	150,000	3,574,500
Lee Enterprises (A)	117,900	356,058
McGraw-Hill (A)	100,000	4,067,000
News, Cl A (A)	448,400	6,335,892
Pulte Homes (A)	186,800	2,280,828
Starwood Hotels & Resorts Worldwide	45,000	1,543,050
Target	69,900	3,161,577
Time Warner	303,900	4,351,848
Washington Post, CI B (A)	2,600	1,607,450

		38,218,644

Consumer Staples - 13.0%
Altria Group	147,550	3,002,642
Cadbury PLC, SP ADR	110,000	5,210,700
Diageo ADR (A)	78,000	5,489,640
Dr. Pepper Snapple Group*	72,500	1,498,575
Fomento Economico Mexicano ADR	127,200	5,833,392
Henkel KGAA ADR	89,500	3,431,027
Kraft Foods, Cl A (A)	75,700	2,408,774
Nestle ADR (A)	160,000	7,035,120
Philip Morris International	108,250	5,591,113
Wal-Mart Stores	120,000	7,034,400

		46,535,383

Energy - 14.6%
Chevron	146,500	12,388,040
ConocoPhillips	47,000	3,836,140
Exxon Mobil	170,000	13,673,100
Halliburton	81,550	3,655,071
Marathon Oil	157,000	7,766,790
Peabody Energy	40,000	2,706,000
Suncor Energy	46,550	2,536,975
Williams	187,050	5,994,953

		52,557,069

Financials - 21.2%
Aflac	63,200	3,514,552
American International Group	135,000	3,516,750
Bank of America	179,100	5,892,390
Bank of New York Mellon	146,200	5,190,100
Berkshire Hathaway, CI B*	2,600	9,955,400
Citigroup (A)	319,900	5,978,931
Federal National Mortgage Association (A)	90,000	1,035,000
Genworth Financial, Cl A	153,200	2,446,604
Goldman Sachs Group	14,400	2,650,176

Description	Shares	Value

Common Stock - (continued)†
Financials - (continued)
Hanover Insurance Group	80,000	$3,433,600
JPMorgan Chase	254,250	10,330,178
Loews	74,600	3,324,176
Marsh & McLennan	136,750	3,863,188
Morgan Stanley	55,350	2,185,218
Prudential Financial	65,000	4,483,050
Travelers	48,350	2,133,202
Wells Fargo	207,450	6,279,512

		76,212,027

Health Care - 7.0%
Baxter International	76,000	5,214,360
Boston Scientific*	363,000	4,316,070
Covidien (A)	64,650	3,183,366
GlaxoSmithKline PLC, SP ADR (A)	42,650	1,985,784
Merck	208,800	6,869,520
Pfizer	182,200	3,401,674

		24,970,774

Industrial - 11.7%
Avery Dennison (A)	40,000	1,760,400
Boeing	32,050	1,958,575
General Electric	518,300	14,662,707
Honeywell International	103,450	5,259,398
Insituform Technologies, CI A	100,000	1,729,000
Pitney Bowes (A)	53,100	1,682,739
Tyco International	63,700	2,838,472
United Technologies	46,550	2,978,269
USG	105,000	3,013,500
Waste Management	170,000	6,041,800

		41,924,860

Information Technology - 13.7%
Accenture, Cl A	55,450	2,315,592
Cisco Systems*	150,250	3,303,997
Corning	226,950	4,541,270
Diebold	67,950	2,512,791
Hewlett-Packard	84,350	3,778,880
Intel	101,750	2,257,832
International Business Machines	72,550	9,284,949
Microsoft	443,350	11,402,962
Nokia ADR (A)	135,900	3,712,788
Tyco Electronics (A)	63,050	2,089,477
Western Union	139,750	3,862,690

		49,063,228

The accompanying notes are an integral part of the financial statements.

72	1.800.433.6884

schedule of investments
July 31, 2008

value momentum fund (concluded)

Description	Shares/Par	Value

Common Stock - (continued)†
Materials - 3.1%
Alcoa	80,400	$2,713,500
Cabot (A)	50,850	1,364,305
Dow Chemical	48,300	1,608,873
Rio Tinto ADR	4,550	1,900,080
Weyerhaeuser	66,550	3,557,763

		11,144,521

Telecommunication Services - 1.9%
Sprint Nextel	240,000	1,953,600
Verizon Communications	147,200	5,010,688

		6,964,288

Utilities - 2.1%
Questar	140,700	7,440,216

		7,440,216

Total Common Stock
(Cost $313,760,254)		355,031,010

Certificates of Deposit - Yankee - 1.2%
Bank of Scotland (B)
2.430%, 08/22/08	$1,400,000	1,400,000
BNP Paribas (B)
2.420%, 08/25/08	1,400,000	1,400,000
Rabobank Nederland NV (B)
2.420%, 08/26/08	1,400,000	1,400,000

Total Certificates of Deposit - Yankee
(Cost $4,200,000)		4,200,000

Registered Investment Company - 0.9%
Dreyfus Cash Management	3,127,808	3,127,808

Total Registered Investment Company
(Cost $3,127,808)		3,127,808

Corporate Obligation - 0.7%
Morgan Stanley Dean Witter (B) (C)
2.200%, 04/03/09	2,500,000	2,500,000

Total Corporate Obligation
(Cost $2,500,000)		2,500,000

Master Note - 0.7%
Bear Stearns (B)
2.388%, 09/11/08	2,500,000	2,500,000

Total Master Note
(Cost $2,500,000)		2,500,000

Description	Par	Value

Bank Note - 0.4%
Wells Fargo Bank (B)
2.420%, 08/25/08	$1,300,000	$1,300,000

Total Bank Note
(Cost $1,300,000)		1,300,000

Repurchase Agreements - 6.2%
Dresdner Securities (B) 2.288%, dated 07/31/08, matures on 08/01/08, repurchase price $5,750,365 (collateralized by various corporate obligations, ranging in par from $950,000 - $25,000,000, 0.000% - 4.880%, 11/14/08 - 03/01/10, total market value $6,037,970)	5,750,000	5,750,000
Greenwich Capital (B) 2.338%, dated 07/31/08, matures on 08/01/08, repurchase price $16,501,072 (collateralized by various asset backed obligations ranging in par from $90,000 - $30,000,000, 0.000% - 5.510%, 03/15/10 - 12/15/16, total market value $17,325,397)	16,500,000	16,500,000
Lehman Brothers (B) 2.268%, dated 07/31/08, matures on 08/01/08, repurchase price $115,457 (collateralized by various corporate obligations, ranging in par from $2,000,000 - $12,315,000, 5.020% - 5.800%, 07/09/09 - 03/15/11, total market value $121,225)	115,450	115,450

Total Repurchase Agreements
(Cost $22,365,450)		22,365,450

Total Investments - 109.1%
(Cost $349,753,512)		391,024,268

Other Assets & Liabilities, Net - (9.1)%		(32,463,864)

Net Assets - 100.0%		$358,560,404

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	73

schedule of investments
July 31, 2008

value momentum fund (concluded)

*	Non-income producing security.

†	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This security or partial position of this security is on loan at July 31,2008. The total value of securities on loan at July 31, 2008 is $30,995,418.

(B)	This security was purchased with cash collateral received from securities lending.

(C)	Floating rate security. Rate disclosed is as of July 31, 2008.

ADR - American Depositary Receipt
Cl - Class
PLC - Public Liability Company
SP ADR - Sponsored American Depositary Receipt

74	1.800.433.6884

schedule of investments
July 31, 2008

capital growth allocation fund

Description	Shares	Value

Affiliated Equity Registered Investment Companies - 85.2%
HighMark Cognitive Value Fund, Fiduciary Shares - 1.9%	115,326	$1,179,786
HighMark Core Equity Fund, Fiduciary Shares - 23.5%	1,770,974	14,362,601
HighMark Enhanced Growth Fund, Fiduciary Shares - 1.4%*	95,629	885,525
HighMark International Opportunities Fund, Fiduciary Shares - 13.8%	993,788	8,427,320
HighMark Large Cap Growth Fund, Fiduciary Shares - 15.4%	1,032,648	9,407,424
HighMark Large Cap Value Fund, Fiduciary Shares - 7.7%	394,402	4,673,663
HighMark Small Cap Advantage Fund, Fiduciary Shares - 7.5%	277,255	4,560,852
HighMark Small Cap Value Fund, Fiduciary Shares - 1.3%	69,748	803,493
HighMark Value Momentum Fund, Fiduciary Shares - 12.7%	443,244	7,774,498

Total Affiliated Equity Registered Investment Companies (Cost $59,423,485)		52,075,162

Affiliated Fixed Income Registered
Investment Companies - 8.5%
HighMark Bond Fund, Fiduciary Shares - 1.1%	59,896	625,916
HighMark Short Term Bond Fund, Fiduciary Shares - 7.4%	458,083	4,530,444

Total Affiliated Fixed Income Registered Investment Companies (Cost $5,127,897)		5,156,360

Affiliated Money Market Registered
Investment Company - 1.3%
HighMark Diversified Money Market Fund, Fiduciary Shares, 2.28% (A)	799,294	799,294

Total Affiliated Money Market Registered Investment Company (Cost $799,294)		799,294

Description	Shares	Value

Equity Registered Investment Companies - 4.5%
JPMorgan Small Cap Growth Fund, Institutional Class - 3.2%	213,724	$1,972,673
Lazard Emerging Markets Portfolio, Institutional Class - 1.3%	33,988	756,233

Total Equity Registered Investment Companies (Cost $3,351,732)		2,728,906

Fixed Income Registered Investment Company - 0.6%
Eaton Vance Income Fund of Boston, Institutional Class - 0.6%	65,689	374,428

Total Fixed Income Registered Investment Company (Cost $391,790)		374,428

Total Investments - 100.1% (Cost $69,094,198)		61,134,150

Other Assets & Liabilities, Net - (0.1)%		(41,019)

Net Assets - 100.0%		$61,093,131

*	Non-income producing security.

(A)	The rate shown represents the 7-day effective yield as of July 31, 2008.

The accompanying notes are an integral part of the financial statements.

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schedule of investments
July 31, 2008

diversified equity allocation fund

Description	Shares	Value

Affiliated Equity Registered Investment Companies - 94.9%
HighMark Cognitive Value Fund, Fiduciary Shares - 2.2%	10,548	$107,903
HighMark Core Equity Fund, Fiduciary Shares - 28.6%	176,054	1,427,795
HighMark Enhanced Growth Fund, Fiduciary Shares - 1.8%*	9,505	88,016
HighMark International Opportunities Fund, Fiduciary Shares - 15.1%	89,239	756,748
HighMark Large Cap Growth Fund, Fiduciary Shares - 15.4%	84,721	771,807
HighMark Large Cap Value Fund, Fiduciary Shares - 6.7%	28,210	334,296
HighMark Small Cap Advantage Fund, Fiduciary Shares - 8.4%	25,584	420,863
HighMark Small Cap Value Fund, Fiduciary Shares - 1.4%	6,323	72,836
HighMark Value Momentum Fund, Fiduciary Shares - 15.3%	43,596	764,670

Total Affiliated Equity Registered Investment Companies (Cost $5,598,768)		4,744,934

Affiliated Money Market Registered
Investment Company - 0.1%
HighMark Diversified Money Market Fund, Fiduciary Shares, 2.28% (A)	4,046	4,046

Total Affiliated Money Market Registered Investment Company (Cost $4,046)		4,046

Equity Registered Investment Companies - 5.1%
JPMorgan Small Cap Growth Fund, Institutional Class - 3.6%	19,286	178,015
Lazard Emerging Markets Portfolio, Institutional Class - 1.5%	3,453	76,829

Total Equity Registered Investment Companies (Cost $305,598)		254,844

Total Investments - 100.1% (Cost $5,908,412)		5,003,824

Other Assets & Liabilities, Net - (0.1)%		(4,029)

Net Assets - 100.0%		$4,999,795

*	Non-income producing security.

(A)	The rate shown represents the 7-day effective yield as of July 31, 2008.

The accompanying notes are an integral part of the financial statements.

76	1.800.433.6884

schedule of investments
July 31, 2008

growth & income allocation fund

Description	Shares	Value

Affiliated Equity Registered Investment Companies - 65.8%
HighMark Cognitive Value Fund, Fiduciary Shares - 1.6%	89,015	$910,619
HighMark Core Equity Fund, Fiduciary Shares - 17.1%	1,220,830	9,900,932
HighMark Enhanced Growth Fund, Fiduciary Shares - 1.1%*	67,431	624,411
HighMark International Opportunities Fund, Fiduciary Shares - 11.1%	761,465	6,457,223
HighMark Large Cap Growth Fund, Fiduciary Shares - 12.3%	786,075	7,161,142
HighMark Large Cap Value Fund, Fiduciary Shares - 6.3%	306,341	3,630,144
HighMark Small Cap Advantage Fund, Fiduciary Shares - 6.1%	214,181	3,523,278
HighMark Small Cap Value Fund, Fiduciary Shares - 1.0%	53,362	614,730
HighMark Value Momentum Fund, Fiduciary Shares - 9.2%	303,546	5,324,190

Total Affiliated Equity Registered Investment Companies (Cost $42,682,248)		38,146,669

Affiliated Fixed Income Registered Investment Companies - 26.3%
HighMark Bond Fund, Fiduciary Shares - 10.4%	575,763	6,016,728
HighMark Short Term Bond Fund, Fiduciary Shares - 15.9%	931,419	9,211,738

Total Affiliated Fixed Income Registered Investment Companies (Cost $15,171,881)		15,228,466

Affiliated Money Market Registered Investment Company - 2.7%
HighMark Diversified Money Market Fund, Fiduciary Shares, 2.28% (A)	1,577,539	1,577,539

Total Affiliated Money Market Registered Investment Company (Cost $1,577,539)		1,577,539

Description	Shares	Value

Equity Registered Investment Companies - 3.5%
JPMorgan Small Cap Growth Fund, Institutional Class - 2.6%	163,558	$1,509,643
Lazard Emerging Markets Portfolio, Institutional Class - 0.9%	24,117	536,603

Total Equity Registered Investment Companies (Cost $2,454,097)		2,046,246

Fixed Income Registered Investment Company - 1.2%
Eaton Vance Income Fund of Boston, Institutional Class - 1.2%	121,657	693,443

Total Fixed Income Registered Investment Company (Cost $725,866)		693,443

Total Investments - 99.5% (Cost $62,611,631)		57,692,363

Other Assets & Liabilities, Net - 0.5%		275,542

Net Assets - 100.0%		$57,967,905

*	Non-income producing security.

(A)	The rate shown represents the 7-day effective yield as of July 31, 2008.

The accompanying notes are an integral part of the financial statements.

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schedule of investments
July 31, 2008

income plus allocation fund

Description	Shares	Value

Affiliated Fixed Income Registered Investment Companies - 54.0%
HighMark Bond Fund,
Fiduciary Shares - 21.8%	177,260	$1,852,363
HighMark Short Term Bond Fund,
Fiduciary Shares - 32.2%	277,392	2,743,404

Total Affiliated Fixed Income Registered Investment Companies (Cost $4,598,610)		4,595,767

Affiliated Equity Registered Investment Companies - 37.7%
HighMark Cognitive Value Fund,
Fiduciary Shares - 0.8%	6,950	71,102
HighMark Core Equity Fund,
Fiduciary Shares - 11.2%	118,164	958,310
HighMark Enhanced Growth Fund,
Fiduciary Shares - 0.5%*	5,075	46,994
HighMark International Opportunities Fund,
Fiduciary Shares - 2.9%	28,645	242,910
HighMark Large Cap Growth Fund,
Fiduciary Shares - 8.7%	81,192	739,660
HighMark Large Cap Value Fund,
Fiduciary Shares - 3.5%	25,243	299,133
HighMark Small Cap Advantage Fund,
Fiduciary Shares - 3.3%	16,852	277,223
HighMark Small Cap Value Fund,
Fiduciary Shares - 0.6%	4,082	47,025
HighMark Value Momentum Fund,
Fiduciary Shares - 6.2%	30,309	531,617

Total Affiliated Equity Registered Investment Companies (Cost $3,671,106)		3,213,974

Description	Shares	Value

Affiliated Money Market Registered Investment Company - 4.3%
HighMark Diversified Money Market Fund,
Fiduciary Shares, 2.28% (A)	366,675	$366,675

Total Affiliated Money Market Registered Investment Company (Cost $366,675)		366,675

Fixed Income Registered Investment Company - 2.1%
Eaton Vance Income Fund of Boston,
Institutional Class - 2.1%	31,105	177,296

Total Fixed Income Registered Investment Company (Cost $185,362)		177,296

Equity Registered Investment Companies - 1.9%
JPMorgan Small Cap Growth Fund,
Institutional Class - 1.4%	12,892	118,990
Lazard Emerging Markets Portfolio,
Institutional Class - 0.5%	1,835	40,829

Total Equity Registered Investment Companies (Cost $192,232)		159,819

Total Investments - 100.0% (Cost $9,013,985)		8,513,531

Other Assets & Liabilities, Net - 0.0%		4,126

Net Assets - 100.0%		$8,517,657

*	Non-income producing security.

(A)	The rate shown represents the 7-day effective yield as of July 31, 2008.

The accompanying notes are an integral part of the financial statements.

78	1.800.433.6884

schedule of investments
July 31, 2008

bond fund

Description	Par	Value

U.S. Government Agency Mortgage-Backed Obligations - 41.0%
FHLMC Gold
6.500%, 11/01/09	$116,469	$118,016
6.000%, 10/01/09	182,623	183,002
6.000%, 06/01/13	918,035	944,273
6.000%, 09/01/13	862,804	885,533
6.000%, 09/01/17	2,430,349	2,481,252
6.000%, 11/01/17	766,710	784,375
5.500%, 03/01/17	720,686	729,099
5.500%, 08/01/21	6,783,975	6,807,163
5.000%, 10/01/20	1,376,399	1,357,447
5.000%, 07/01/35	4,396,438	4,190,401
4.500%, 05/01/19	1,755,957	1,704,032
4.500%, 07/01/19	5,108,144	4,957,095
4.500%, 04/01/20	687,663	667,329
4.000%, 04/01/18	4,080,861	3,841,171
4.000%, 06/01/19	8,852,940	8,295,135
FHLMC, CMO REMIC Ser 1666, Cl J
6.250%, 01/15/24	2,000,000	2,075,397
FNMA
8.500%, 05/01/25	25,087	27,456
8.000%, 08/01/24	3,226	3,500
8.000%, 09/01/24	481	522
8.000%, 07/01/26	33,763	36,616
8.000%, 06/01/30	19,778	21,354
7.500%, 12/01/26	212,103	228,804
7.000%, 02/01/09	13,376	13,411
7.000%, 12/01/10	144,832	146,038
7.000%, 05/01/30	40,913	43,121
6.500%, 04/01/14	524,074	544,382
6.500%, 03/01/24	62,047	64,399
6.500%, 05/01/26	67,558	70,120
6.500%, 01/01/28	21,378	22,176
6.500%, 03/01/28	38,883	40,333
6.500%, 04/01/28	167,290	173,529
6.500%, 01/01/29	726,669	753,767
6.500%, 06/01/29	335,027	347,311
6.500%, 06/01/29	454,294	470,952
6.500%, 07/01/29	401,684	416,413
6.500%, 08/01/29	168,293	174,463
6.500%, 05/01/30	575,681	596,789
6.000%, 05/01/09	4,288	4,341
6.000%, 09/01/10	26,192	26,251
6.000%, 05/01/11	29,098	29,781
6.000%, 01/01/12	16,709	17,102
6.000%, 01/01/12	16,337	16,721
6.000%, 03/01/13	69,388	71,098
6.000%, 08/01/14	2,268,218	2,321,498
6.000%, 05/01/16	659,906	676,507

Description	Par	Value

U.S. Government Agency Mortgage-Backed Obligations - (continued)
FNMA - (continued)
6.000%, 10/01/16	$865,387	$887,157
6.000%, 11/01/17	1,908,528	1,956,540
6.000%, 12/01/27	5,456	5,534
6.000%, 12/01/27	2,902	2,944
6.000%, 12/01/27	49,690	50,403
6.000%, 12/01/27	22,254	22,573
6.000%, 07/01/28	456,009	462,407
6.000%, 08/01/28	121,141	122,841
6.000%, 10/01/28	211,072	214,034
6.000%, 10/01/28	76,595	77,669
6.000%, 12/01/28	1,152,738	1,168,913
6.000%, 12/01/28	362,190	367,272
6.000%, 12/01/28	425,177	431,143
5.500%, 01/01/17	483,253	489,888
5.500%, 02/01/17	259,213	262,367
5.500%, 12/01/17	2,395,701	2,424,852
5.500%, 03/01/20	11,355,755	11,479,737
5.500%, 11/01/33	7,404,297	7,289,684
5.500%, 04/01/35	3,436,804	3,374,476
5.500%, 04/01/36	9,268,786	9,100,693
5.000%, 01/01/09	106,287	106,107
5.000%, 11/01/17	3,078,375	3,058,113
5.000%, 12/01/17	1,140,533	1,133,026
5.000%, 02/01/18	3,313,911	3,291,063
5.000%, 11/01/18	496,874	493,448
5.000%, 03/01/34	3,125,967	2,989,239
5.000%, 03/01/34	4,847,761	4,635,722
5.000%, 08/01/34	9,652,088	9,229,080
5.000%, 07/01/35	4,921,431	4,693,866
5.000%, 02/01/36	4,959,595	4,730,265
4.500%, 04/01/18	19,158,686	18,675,977
4.500%, 08/01/18	2,172,982	2,118,233
4.500%, 07/01/20	6,722,934	6,532,538
FNMA, CMO REMIC Ser 2003-25, Cl CD
3.500%, 03/25/17	3,658,637	3,608,879
GNMA
8.000%, 04/15/17	17,724	19,236
8.000%, 05/15/17	16,311	17,703
8.000%, 11/15/26	259,685	283,871
8.000%, 12/15/26	109,163	119,330
7.500%, 05/15/23	114,637	123,184
7.500%, 01/15/24	50,629	54,424
7.500%, 01/15/24	4,135	4,445
7.500%, 01/15/24	10,343	11,118
7.500%, 01/15/24	733	788
7.500%, 01/15/24	44,560	47,900
7.500%, 02/15/24	32,783	35,240

The accompanying notes are an integral part of the financial statements.

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schedule of investments
July 31, 2008

bond fund (continued)

Description	Par	Value

U.S. Government Agency Mortgage-Backed Obligations - (continued)
GNMA - (continued)
7.500%, 02/15/27	$17,042	$18,322
7.500%, 02/15/27	7,232	7,775
7.500%, 06/15/27	54,611	58,715
7.500%, 07/15/27	17,036	18,316
7.500%, 08/15/27	1,004	1,080
7.500%, 08/15/27	9,661	10,387
7.500%, 08/15/27	12,924	13,895
7.500%, 08/15/27	1,798	1,934
7.500%, 08/15/27	1,780	1,914
7.500%, 08/15/27	701	754
7.500%, 08/15/27	15,795	16,982
7.000%, 01/15/24	35,236	37,702
7.000%, 04/15/24	26,423	28,273
6.500%, 06/15/23	116,635	120,960
6.500%, 12/15/23	50,459	52,331
6.500%, 12/15/23	15,520	16,095
6.500%, 01/15/24	19,968	20,708
6.500%, 02/15/24	90,735	94,100
6.500%, 10/15/25	54,121	56,128
6.500%, 04/15/26	26,447	27,428
6.500%, 01/15/29	216,405	224,295
6.500%, 05/15/29	696,539	722,202
6.500%, 06/15/29	62,167	64,433
6.000%, 07/15/28	69,792	70,984
6.000%, 08/15/28	123,138	125,242
6.000%, 09/15/28	136,588	138,922
6.000%, 09/15/28	190,338	193,590

Total U.S. Government Agency Mortgage- Backed Obligations (Cost $156,758,957)		155,726,864

Corporate Obligations - 35.8%
Consumer Discretionary - 4.4%
Comcast Cable Communications
6.875%, 06/15/09	4,530,000	4,642,743
MGM Mirage
8.500%, 09/15/10	1,950,000	1,876,875
News America
5.300%, 12/15/14	3,750,000	3,694,208
News America Holdings
7.750%, 02/01/24	1,000,000	1,053,913
Time Warner Entertainment
8.375%, 03/15/23	5,000,000	5,335,000

		16,602,739

Description	Par	Value

Corporate Obligations - (continued)
Consumer Staples - 1.6%
General Mills
5.700%, 02/15/17	$3,475,000	$3,422,027
Safeway
7.500%, 09/15/09	2,468,000	2,543,205

		5,965,232

Financials - 13.0%
Associates
6.950%, 11/01/18	4,000,000	4,035,104
Bank of America
5.650%, 05/01/18	5,000,000	4,667,260
Citigroup
6.200%, 03/15/09	5,200,000	5,232,448
GE Global Insurance
7.750%, 06/15/30	5,000,000	5,064,645
HSBC Bank USA
3.875%, 09/15/09	4,200,000	4,183,284
JPMorgan Chase Bank
6.000%, 10/01/17	4,200,000	4,078,393
John Hancock Financial Services
5.625%, 12/01/08	3,000,000	3,021,483
Lehman Brothers Holdings, MTN
5.625%, 01/24/13	4,000,000	3,739,504
Merrill Lynch, MTN
6.150%, 04/25/13	5,000,000	4,768,305
Morgan Stanley
6.750%, 04/15/11	5,500,000	5,590,019
UNUM Group
7.625%, 03/01/11	227,000	230,945
Wachovia
3.625%, 02/17/09	5,000,000	4,959,335

		49,570,725

Foreign Governments - 2.1%
Hydro Quebec, Ser IO
8.050%, 07/07/24	1,125,000	1,425,817
Pemex Project Funding Master Trust
9.125%, 10/13/10	5,000,000	5,395,000
Province of Saskatchewan
9.375%, 12/15/20	1,000,000	1,402,410

		8,223,227

The accompanying notes are an integral part of the financial statements.

80	1.800.433.6884

schedule of investments
July 31, 2008

bond fund (continued)

Description	Par	Value

Corporate Obligations - (continued)
Health Care - 2.5%
Abbott Laboratories 5.600%, 11/30/17	$3,900,000	$3,933,462
HCA 7.875%, 02/01/11	999,000	989,010
United Health Group 5.250%, 03/15/11	4,500,000	4,453,790

		9,376,262

Industrial - 1.6%
Continental Airlines, Ser 98-1B 6.748%, 03/15/17	1,608,026	1,254,260
General Electric 5.000%, 02/01/13	5,000,000	5,027,585

		6,281,845

Information Technology - 2.5%
Cisco Systems 5.250%, 02/22/11	5,000,000	5,146,770
International Business Machines
6.500%, 01/15/28	2,500,000	2,552,660
5.700%, 09/14/17	1,950,000	1,978,917

		9,678,347

Telecommunication Services - 2.2%
Bell Atlantic Maryland
8.000%, 10/15/29	2,980,000	3,150,829
New England Telephone & Telegraph
7.875%, 11/15/29	4,925,000	5,089,131

		8,239,960

Utilities - 5.9%
Baltimore Gas & Electric, MTN, Ser G
5.780%, 10/01/08	4,000,000	4,011,484
MidAmerican Energy Holdings (A)
5.750%, 04/01/18	9,400,000	9,261,886
MidAmerican Energy Holdings, Ser D
5.000%, 02/15/14	400,000	389,994
Oklahoma Gas & Electric
6.650%, 07/15/27	2,500,000	2,484,973
Orange & Rockland Utilities, Ser G
7.000%, 03/01/09	1,250,000	1,249,200
Virginia Electric & Power, Ser A
4.750%, 03/01/13	5,000,000	4,900,740

		22,298,277

Total Corporate Obligations
(Cost $137,450,074)		136,236,614

Description	Par	Value

U.S. Treasury Obligations - 7.6%
U.S. Treasury Bonds
7.250%, 05/15/16	$1,300,000	$1,597,679
7.125%, 02/15/23 (B)	4,000,000	5,100,936
U.S. Treasury Inflation Index Note
3.000%, 07/15/12 (B)	17,000,000	22,099,178

Total U.S. Treasury Obligations
(Cost $27,185,100)		28,797,793

Asset-Backed Securities - 12.7%
CS First Boston Mortgage Securities,
Ser 2005-C1, Cl A4 (C)
5.014%, 02/15/38	5,000,000	4,715,997
CenterPoint Energy Transition Bond Co. II
Ser A, Cl A3
5.090%, 02/01/14	6,600,000	6,725,004
Chase Mortgage Finance,
Ser 2004-S1, CI A3
5.500%, 02/25/19	5,842,698	5,729,496
Citibank Credit Card Master Trust,
Ser 1999-2, Cl A
5.875%, 03/10/11	6,000,000	6,091,467
Lehman Mortgage Trust,
Ser 2007-8, Cl 1A1
6.000%, 09/25/37	9,245,333	8,069,437
MBNA Credit Card Master Note Trust,
Ser 2005-A7, Cl A7
4.300%, 02/15/11	500,000	500,897
Merrill Lynch Mortgage Trust,
Ser 2002-MW1, CI A3
5.403%, 07/12/34	3,875,000	3,893,239
TXU Electric Delivery Transition Bond,
Ser 2004-1, Cl A3
5.290%, 05/15/18	4,000,000	3,979,600
Wells Fargo Mortgage Backed Securities
Trust, Ser 2007-7, Cl A1
6.000%, 06/25/37	8,941,276	8,622,743

Total Asset-Backed Securities
(Cost $49,399,678)		48,327,880

Master Note - 0.5%
Bear Stearns (D)
2.388%, 09/11/08	1,875,000	1,875,000

Total Master Note
(Cost $1,875,000)		1,875,000

The accompanying notes are an integral part of the financial statements.

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schedule of investments
July 31, 2008

bond fund (concluded)

Description	Par	Value

Registered Investment Company - 1.7%
Fidelity Institutional Money Market
Funds	$6,307,105	$6,307,105

Total Registered Investment Company
(Cost $6,307,105)		6,307,105

Repurchase Agreements - 6.7%
Greenwich Capital (D) 2.338%, dated 07/31/2008, matures on 08/01/2008, repurchase price $20,501,331 (collateralized by various asset-backed obligations, ranging in par from $90,000 - $30,000,000, 0.000% - 5.510%, 03/15/10 - 12/15/16, total market value $21,525,493)	20,500,000	20,500,000
Lehman Brothers (D) 2.268%, dated 07/31/2008, matures on 08/01/2008, repurchase price $5,140,459 (collateralized by portions of various corporate obligations, par $2,000,000 - $12,315,000, 5.020% - 5.800%, 07/09/09 - 03/15/11, total market value $5,397,265)	5,140,135	5,140,135

Total Repurchase Agreements
(Cost $25,640,135)		25,640,135

Total Investments - 106.0%
(Cost $404,616,049)		402,911,391

Other Assets & Liabilities, Net - (6.0)%		(22,927,110)

Net Assets - 100.0%		$379,984,281

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under Section 3A-4, 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to the dealers in that program or other “accredited investors”. The value of this security as of July 31, 2008 was $9,261,886 and represented 2.44% of net assets.

(B)	This security or partial position of this security is on loan at July 31, 2008. The total value of securities on loan at July 31, 2008 is $26,813,718.

(C)	Floating rate security. Rate disclosed is as of July 31, 2008.

(D)	This security was purchased with cash collateral received from securities lending.

Cl - Class
CMO - Collateralized Mortgage Obligation
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
MTN - Medium Term Note
REMIC - Real Estate Mortgage Investment Conduit
Ser - Series

The accompanying notes are an integral part of the financial statements.

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california intermediate tax-free bond fund

Description	Par	Value

Municipal Bonds - 98.8%
Atascadero, Unified School District, Measure B, Capital Projects, Ser A, COP, MBIA Insured 5.200%, 08/01/08	$1,000,000	$1,000,000
Berryessa, Unified School District, GO, MBIA Insured 5.375%, 03/01/12	460,000	495,276
Brentwood, Unified School District, Election 1997, Ser B, GO, FGIC Insured, Callable 08/01/10 @ 101 4.850%, 08/01/14	410,000	426,539
Burlingame, Elementary School District, GO, FSA Insured 5.250%, 07/15/16	795,000	881,440
California State, Department of Transportation, Federal Highway Grant Anticipation Bonds, Ser A, RB, FGIC Insured 5.000%, 02/01/14	2,000,000	2,150,700
California State, Department of Water Resources, Central Valley Project, Ser Z, ETM, RB, FGIC Insured 5.000%, 12/01/12	10,000	10,898
Central Valley Project, Ser Z, RB, FGIC Insured 5.000%, 12/01/12	990,000	1,071,338
ETM, RB, FSA Insured 5.500%, 12/01/14	10,000	11,337
Power Supply Revenue, Ser A, RB, AMBAC Insured, Callable 05/01/12 @ 101 5.500%, 05/01/15	1,225,000	1,323,539
5.000%, 05/01/22	1,000,000	1,039,810
RB, FSA Insured 5.500%, 12/01/14	1,305,000	1,462,018
California State, Educational Facilities Authority, Loyola-Marymount University, Ser A, RB, MBIA Insured, Callable 10/01/11 @ 101 4.500%, 10/01/12	1,560,000	1,636,393
Stanford University, Ser P, RB 5.250%, 12/01/13	800,000	884,584
5.000%, 11/01/11	610,000	654,384
California State, GO, AMBAC Insured 5.000%, 11/01/17	1,000,000	1,070,960
Callable 12/01/16 @ 100 5.000%, 12/01/17	1,705,000	1,807,249
FGIC Insured 4.500%, 09/01/10	1,000,000	1,043,220

Description	Par	Value

Municipal Bonds - (continued)
California State, Public Works Board Lease, Various University of California Projects, Ser A, RB, AMBAC Insured, Callable 09/15/08 @ 102 5.100%, 12/01/10	$1,000,000	$1,019,460
Chaffey, Unified High School District, GO, FDIC Insured 5.000%, 08/01/15	1,000,000	1,078,770
Coast Community College, GO, MBIA Insured 5.250%, 08/01/15	1,000,000	1,100,500
Contra Costa County, Transportation Authority, Sales Tax, Ser A, RB, FGIC Insured 6.000%, 03/01/09	1,000,000	1,021,760
Corona-Norca Unified School District, Election 2006, Ser A, GO, FSA Insured 5.000%, 08/01/17	500,000	541,365
Cupertino, Unified School District, GO, FSA Insured, Callable 08/01/11 @ 100 5.250%, 08/01/13	595,000	630,724
East Bay, Municipal Utility District, Water System Project, RB, MBIA Insured, Prerefunded @ 100 (A) 5.250%, 06/01/11	1,250,000	1,340,938
Eastern Municipal Water District, Ser A, COP, FGIC Insured, Callable 07/01/11 @ 100 5.250%, 07/01/12	300,000	317,694
5.250%, 07/01/13	1,000,000	1,055,560
5.375%, 07/01/16	2,120,000	2,223,456
5.375%, 07/01/17	2,410,000	2,520,836
El Camino, Community College, GO, FSA Insured, Callable 08/01/15 @ 100 5.000%, 08/01/16	1,000,000	1,079,410
Fallbrook, Unified High School District, GO, FGIC Insured 5.375%, 09/01/12	250,000	270,800
Fremont, Unified High School District, Ser B, ETM, GO 5.000%, 09/01/10	600,000	635,346
Fresno, Joint Powers Financing Authority, Fresno City Hall, RB, AMBAC Insured, Callable 08/01/10 @ 100 4.600%, 08/01/11	500,000	516,900

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california intermediate tax-free bond fund (continued)

Description	Par	Value

Municipal Bonds - (continued)
Grant, Joint Union High School District, Election 2006, GO, FSA Insured Callable 08/01/18 @ 100 5.000%, 08/01/21	$975,000	$1,027,514
Joshua Basin-Hi Desert Financing Authority, Water District Project, RB, AMBAC Insured 4.900%, 05/01/09	465,000	475,453
Kings River, Conservation District, Pine Flat Power, Ser F, RB 4.625%, 01/01/11	500,000	520,600
Livermore-Amador Valley, Water Management Authority, Ser A, RB, AMBAC Insured, Callable 08/01/11 @ 100 5.000%, 08/01/13	400,000	418,272
5.250%, 08/01/14	750,000	792,398
Lodi, Unified School District, Election 2002, GO, FSA Insured Callable 08/01/13 @ 100 5.250%, 08/01/22	1,000,000	1,049,200
Los Angeles Community College District, Election 2003, Ser E, GO, FSA Insured, Callable 08/01/16 @ 100 5.000%, 08/01/17	1,000,000	1,082,010
Los Angeles County, Metropolitan Transportation Authority, Sales Tax Project, A-1st Senior, Ser B, RB, FSA Insured 5.250%, 07/01/11	1,550,000	1,660,593
C-2nd Senior, Ser A, RB, AMBAC Insured 5.500%, 07/01/10	1,050,000	1,111,667
C-2nd Senior, Ser A, RB, FGIC Insured 5.000%, 07/01/10	2,000,000	2,097,020
Los Angeles, Ser A, GO, FGIC Insured 5.250%, 09/01/09	600,000	619,278
Ser A, GO, MBIA Insured 5.250%, 09/01/11	250,000	267,678
Ser B, GO, FSA Insured, Callable 09/01/15 @ 100 5.000%, 09/01/16	1,000,000	1,080,220
Los Angeles, Department of Airports, Airport Revenue, Los Angeles International Airport, Ser C, RB Callable 05/15/18 @ 100 5.250%, 05/15/21	1,000,000	1,044,240

Description	Par	Value

Municipal Bonds - (continued)
Los Angeles, Department of Water & Power, Ser B, RB, MBIA Insured, Callable 07/01/11 @ 100 5.000%, 07/01/13	$430,000	$464,667
Los Angeles, Department of Water & Power, Ser A-A-1, RB, MBIA Insured 5.250%, 07/01/10	1,710,000	1,802,494
5.250%, 07/01/11	1,000,000	1,067,020
Callable 07/01/11 @ 100 5.250%, 07/01/13	2,025,000	2,146,176
Los Angeles, Unified School District, Election 1997, Ser E, GO, MBIA Insured, Prerefunded @ 100 (A) 5.500%, 07/01/12	1,390,000	1,526,276
GO, MBIA Insured 5.500%, 07/01/12	755,000	822,014
Ser A, GO, FGIC Insured 6.000%, 07/01/11	1,385,000	1,504,581
Ser D, GO, FGIC Insured, Prerefunded @ 100 (A) 5.500%, 07/01/10	2,000,000	2,125,160
Los Angeles, Waste Water System, Ser C, RB, MBIA Insured 5.375%, 06/01/12	1,145,000	1,235,157
Los Gatos-Saratoga, Joint Unified High School, Election 1998, Ser B, GO, Prerefunded @ 100 (A) 4.600%, 12/01/10	875,000	930,580
M-S-R Public Power Authority, San Juan Project, Ser I, RB, MBIA Insured, Callable 07/01/11 @ 100 5.000%, 07/01/14	2,440,000	2,548,434
Metropolitan, Water District of Southern California, Ser A, RB, Callable 07/01/11 @ 101 5.375%, 07/01/12	2,185,000	2,357,222
Waterworks Project, Ser B, GO 4.000%, 03/01/11	500,000	516,795
Mountain View, Shoreline Regional Park Community, Ser A, TA, MBIA Insured 5.600%, 08/01/10	500,000	500,770
North Orange County, Community College District, GO, MBIA Insured 5.000%, 08/01/15	1,000,000	1,085,180

The accompanying notes are an integral part of the financial statements.

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california intermediate tax-free bond fund (continued)

Description	Par	Value

Municipal Bonds - (continued)
Norwalk, La Mirada Unified School District, Election 2002, Ser A, GO, FGIC Insured, Prerefunded @ 100 (A) 5.000%, 08/01/13	$1,800,000	$1,963,908
Orange County, Local Transportation Authority, Measure M, Second Senior, Ser A, RB, MBIA Insured 5.500%, 02/15/10	1,200,000	1,259,724
Orange County, Sanitation District, Ser B, COP, FSA Insured, Callable 02/01/17 @ 100 5.000%, 02/01/23	2,615,000	2,697,085
Paramount, Unified School District, GO, FSA Insured 5.000%, 09/01/15	1,000,000	1,091,920
Port of Oakland, RB, Ser B, MBIA Insured, Callable 11/01/17 @ 100 5.000%, 11/01/18	1,000,000	1,058,320
Ser M, FGIC Insured, Prerefunded @ 100 (A) 5.250%, 11/01/12	1,000,000	1,095,980
Redding, Electric System Revenue, Ser A, COP, FSA Insured, Callable 06/01/18 @ 100 5.000%, 06/01/22	1,500,000	1,560,135
Redwood City, Elementary School District, GO, FGIC Insured 5.500%, 08/01/10	1,140,000	1,207,545
5.500%, 08/01/14	900,000	993,933
Riverside County, Transportation Commission, Sales Tax Revenue, Ser A, RB, AMBAC Insured 5.750%, 06/01/09	740,000	764,035
Riverside, Community College, GO, FSA Insured, Callable 08/01/15 @ 100 5.000%, 08/01/19	1,700,000	1,783,725
Sacramento, Municipal Utility District, Electric Power & Light Revenues, Ser C, ETM, RB, FGIC Insured, Callable 09/15/08 @ 100 5.750%, 11/15/08	570,000	571,260
Electric Power & Light Revenues, Ser U, RB, Callable 08/15/18 @100 5.000%, 08/15/23	1,000,000	1,039,980

Description	Par	Value

Municipal Bonds - (continued)
Sacramento, Municipal Utility District, - (continued) Ser O, RB, MBIA Insured 5.250%, 08/15/10	$500,000	$525,700
Ser P, RB, FSA Insured, Callable 08/15/11 @ 100 5.250%, 08/15/13	1,585,000	1,683,698
Ser R, RB, MBIA Insured, Callable 08/15/13 @ 100 5.000%, 08/15/16	1,000,000	1,045,130
Ser R, RB, MBIA Insured 5.000%, 08/15/15	1,480,000	1,592,406
San Bernardino County, Community College District, GO, FSA Insured 5.000%, 08/01/15	1,000,000	1,091,630
San Bernardino County, Transportation Authority, Ser A, RB, FSA Insured, Callable 09/15/08 @ 101 5.000%, 03/01/09	1,000,000	1,011,650
Ser A, RB, MBIA Insured 6.250%, 03/01/10	2,000,000	2,117,420
San Bernardino, Municipal Water Department, Sewer Authority, COP, FGIC Insured, Callable 02/01/09 @ 101 5.000%, 02/01/11	1,130,000	1,152,736
San Diego County, Water Authority, COP, Ser A, Callable 05/01/18 @ 100 5.000%, 05/01/20	1,000,000	1,061,700
Water Revenues, Ser 2008A, FGIC Insured 5.250%, 05/01/16	1,310,000	1,430,743
San Diego, Public Facilities Financing Authority, RB, MBIA Insured, Callable 08/01/12 @ 100 5.000%, 08/01/14	1,000,000	1,042,900
San Francisco City & County, Airport Commission, International Airport, Second Senior, Issue 20, RB, MBIA Insured, Callable 09/15/08 @ 101 4.250%, 05/01/09	1,000,000	1,015,270
Public Utilities Commission, Water Revenue, Ser A, RB, FSA Insured 5.000%, 11/01/10	1,000,000	1,058,330
5.000%, 11/01/11	1,500,000	1,600,485

The accompanying notes are an integral part of the financial statements.

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california intermediate tax-free bond fund (concluded)

Description	Par	Value

Municipal Bonds - (continued)
San Francisco City & County, - (continued) Ser B, RB, MBIA Insured, Callable 11/01/12 @ 100 5.000%, 11/01/15	$1,250,000	$1,311,138
San Francisco, Bay Area Rapid Transit, RB, AMBAC Insured, Callable 07/01/11 @ 100 5.250%, 07/01/14	300,000	317,523
San Joaquin County, Delta Community College District, Election 2004, Ser A, GO, FSA Insured 4.500%, 08/01/15	1,000,000	1,060,880
San Jose, Financing Authority, Convention Center Project, Ser F, RB, MBIA Insured 4.250%, 09/01/11	1,765,000	1,837,171
San Jose, Redevelopment Agency, Merged Area Redevelopment Project, TA, AMBAC Insured, Callable 08/01/08 @ 102 5.000%, 08/01/09	1,500,000	1,531,890
TA, MBIA Insured 6.000%, 08/01/08	1,000,000	1,000,000
San Juan, Unified School District, GO, FSA Insured 5.250%, 08/01/10	1,150,000	1,217,195
San Mateo County, Transit District, Ser A, RB, MBIA Insured 5.250%, 06/01/16	2,000,000	2,193,120
San Mateo, Unified High School District, Election 2000, Ser A, GO, FGIC Insured, Prerefunded @ 100 (A) 5.375%, 09/01/11	2,195,000	2,376,395
San Ramon Valley, Unified School District, Election 2002, GO, FSA Insured, Callable 08/01/14 @ 100 5.250%, 08/01/18	1,250,000	1,347,650
Santa Ana, Community Redevelopment Agency, Mainplace Project, Ser E, ETM, RB, USGOV Insured 6.400%, 12/15/10	245,000	261,356
Santa Maria, Joint Unified High School District, Ser A, ETM, GO, FSA Insured 5.500%, 08/01/15	510,000	572,414

Description	Par	Value

Municipal Bonds - (continued)
Solano County, Community College, Election 2002, Ser A, GO, MBIA Insured, Prerefunded @ 100 (A) 5.000%, 08/01/13	$1,865,000	$2,039,340
South Placer, Waste Water Authority, Ser A, RB, ETM, FGIC Insured 4.500%, 11/01/10	1,000,000	1,044,140
Southern California, Public Power Authority, San Juan Unit 3, Ser A, RB, FSA Insured 5.375%, 01/01/09	1,610,000	1,634,166
Stockton Unified School District, Election 2005, GO, FSA Insured 5.000%, 08/01/16	645,000	704,398
Turlock, Irrigation District, Ser A, RB, MBIA Insured 6.000%, 01/01/11	500,000	535,870

Total Municipal Bonds (Cost $119,514,014)		121,703,867

Registered Investment Company - 0.6%
BlackRock Liquidity Funds, California Money Fund, 1.660% (B)	723,138	723,138

Total Registered Investment Company (Cost $723,138)		723,138

Total Investments - 99.4% (Cost $120,237,152)		122,427,005

Other Assets & Liabilities, Net - 0.6%		717,895

Net Assets - 100.0%		$123,144,900

(A)	Prerefunded security - The maturity date shown is the prerefunded date.

(B)	The rate shown represents the 7-day effective yield as of July 31, 2008.

AMBAC - American Municipal Bond Assurance Corporation
COP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Corporation
FSA - Financial Security Assurance
GO - General Obligation
MBIA - Municipal Bond Investors Assurance
RB - Revenue Bond
Ser - Series
TA - Tax Allocation

The accompanying notes are an integral part of the financial statements.

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national intermediate tax-free bond fund

Description	Par	Value

Municipal Bonds - 97.5%
Alaska - 0.8%
Anchorage, City of Anchorage
Schools, Ser B, GO, FGIC Insured
5.000%, 09/01/17	$500,000	$540,085

Arizona - 6.8%
Arizona State, Transportation Board
& Highway Revenue, Ser A, RB,
Callable 07/01/12 @ 102
5.250%, 07/01/17	1,000,000	1,076,980
Phoenix, GO,
Prerefunded @ 101 (A)
5.000%, 07/01/09	2,370,000	2,467,241
Ser A,
6.250%, 07/01/17	1,000,000	1,188,590

		4,732,811

California - 17.5%
California State Department of Water
Resources (B)
Power Supply Revenue, Ser B-2, RB
2.350%, 05/01/22	1,000,000	1,000,000
California State, Department of
Transportation, Federal Highway
Grant Anticipation Bonds, Ser A, RB,
FGIC Insured
5.000%, 02/01/14	1,000,000	1,075,350
California State, Department of Water
Resources,
Central Valley Project, Ser Z, RB,
FGIC Insured
5.000%, 12/01/12	500,000	541,080
Power Supply Revenue, Ser H, RB,
FSA Insured, Callable 05/01/18 @ 100
5.000%, 05/01/22	1,000,000	1,039,810
Ser X, RB, FGIC Insured
5.500%, 12/01/15	600,000	675,654
California State, Educational Facilities
Authority, Loyola-Marymount
University, Ser A, RB, MBIA Insured,
Callable 10/01/11 @ 101
4.500%, 10/01/12	1,000,000	1,048,970
Contra Costa, Water District, Ser E, RB,
AMBAC Insured
6.250%, 10/01/12	860,000	926,487
Elsinore Valley, Municipal Water District,
COP, FGIC Insured
5.375%, 07/01/18	500,000	533,400
Los Angeles, Ser A, GO, MBIA Insured
5.250%, 09/01/12	375,000	406,211

Description	Par	Value

Municipal Bonds – (continued)
California - (continued)
Metropolitan, Water District of Southern
California, Waterworks Revenue,
Ser A-2, RB (B)
1.900%, 07/01/23	$495,000	$495,000
Redding, Electric System Revenue, Ser A,
COP, FSA Insured,
Callable 06/01/18 @ 100
5.000%, 06/01/22	1,000,000	1,040,090
Sacramento Municipal Utility District,
Ser R, RB, MBIA Insured,
Callable on 08/15/13 @ 100
5.000%, 08/15/23	500,000	504,415
San Jose, Redevelopment Agency, TA,
ETM, MBIA Insured, Prerefunded
@ 100 (A)
6.000%, 08/01/15	330,000	384,087
MBIA Insured
6.000%, 08/01/15	670,000	752,732
San Ramon Valley, Unified School District,
Election 2002, GO, FSA Insured,
Callable 08/01/14 @ 100
5.250%, 08/01/18	1,670,000	1,800,460

		12,223,746

Colorado - 0.5%
Regional Transportation District, Sales Tax,
Ser B, RB, AMBAC Insured
5.250%, 11/01/12	350,000	379,659

Florida - 0.8%
Jacksonville, Local Government, Sales Tax
Revenue, RB, FGIC Insured
5.500%, 10/01/13	500,000	547,760

Georgia - 5.2%
Atlanta, Water & Wastewater Revenue,
Ser A, RB, FGIC Insured
5.500%, 11/01/13	1,000,000	1,067,280
Georgia State, Ser E, GO
5.250%, 02/01/09	2,525,000	2,569,819

		3,637,099

Hawaii - 4.8%
Hawaii County, Ser A, GO, FGIC Insured,
Prerefunded @ 100 (A)
5.500%, 07/15/11	635,000	682,936
Hawaii State, Highway Revenue, Ser B,
RB, FSA Insured
5.000%, 07/01/15	1,000,000	1,086,800

The accompanying notes are an integral part of the financial statements.

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national intermediate tax-free bond fund (continued)

Description	Par	Value

Municipal Bonds – (continued)
Hawaii - (continued)
Honolulu City and County, Ser A, GO,
FSA Insured,
Prerefunded @ 100 (A)
5.375%, 09/01/11	$1,000,000	$1,073,440
Kauai County, Ser A, GO, MBIA Insured,
Callable 08/01/11 @ 100
5.625%, 08/01/13	440,000	472,520
Prerefunded @ 100 (A)
5.625%, 08/01/11	60,000	65,079

		3,380,775

Idaho - 3.1%
Idaho State, Housing & Finance
Association, Grant & Revenue
Anticipation, Federal Highway Trust,
RB, MBIA Insured
5.000%, 07/15/15	1,000,000	1,087,250
Twin Falls County, School District
No. 411, GO, MBIA Insured
5.000%, 09/15/16	1,000,000	1,087,420

		2,174,670

Illinois - 2.9%
Chicago, O’Hare International Airport
2nd Lein, Ser C, RB, MBIA Insured
5.000%, 01/01/10	1,000,000	1,029,810
Cook County, Ser A, GO, FGIC Insured,
Callable 11/15/08 @ 101
4.500%, 11/15/09	1,000,000	1,015,660

		2,045,470

Massachusetts - 6.1%
Massachusetts State,
Consolidated Loan, Ser C, GO
5.250%, 08/01/08	1,000,000	1,000,000
School Building Authority, Ser A, RB,
FSA Insured
5.000%, 08/15/14	1,000,000	1,088,810
Water Resources Authority, Ser A, RB,
MBIA Insured
5.250%, 08/01/15	1,000,000	1,102,450
5.250%, 08/01/16	1,000,000	1,104,170

		4,295,430

Nevada - 2.0%
Clark County, School District, Ser A, GO, FSA Insured,
Callable 12/15/12 @ 103
5.500%, 06/15/16	500,000	548,275

Description	Par	Value

Municipal Bonds – (continued)
Nevada - (continued)
Las Vegas, Water District Revenue,
Ser B, GO, MBIA Insured,
Callable 12/01/12 @ 100
5.250%, 06/01/14	$300,000	$320,751
Nevada State, Capital Improvements,
Ser A, GO, MBIA Insured,
Callable 05/01/12 @ 100
5.000%, 11/01/16	500,000	523,010

		1,392,036

New Jersey - 3.2%
New Jersey State,
Ser L, GO, AMBAC Insured
5.250%, 07/15/16	1,000,000	1,106,550
Transportation Trust Fund Authority,
Ser C, ETM, RB, MBIA Insured
5.250%, 06/15/15	1,000,000	1,109,090

		2,215,640

New York - 4.5%
New York State,
Ser C-1, GO, FSA Insured,
Callable 10/01/17 @ 100
5.000%, 10/01/24	1,000,000	1,033,330
Ser M, GO, FSA Insured
5.000%, 04/01/15	1,000,000	1,086,470
Thruway Authority, Highway & Board,
Ser A, RB, MBIA Insured,
Prerefunded @ 100
5.000%, 04/01/14	1,000,000	1,055,300

		3,175,100

Oregon - 10.0%
Chemeketa, Community College District,
ETM, GO, FGIC Insured
5.500%, 06/01/12	1,060,000	1,153,778
Jackson County, Juvenile Services
Center, GO, FSA Insured
5.000%, 06/01/10	1,000,000	1,047,880
McMinnville, School District, No. 40,
GO, FSA Insured
5.000%, 06/15/11	1,000,000	1,061,470
Portland, Sewer System Revenue,
Second Lien Ser B, RB, FSA Insured,
Callable 06/15/18 @ 100
5.000%, 06/15/23	1,000,000	1,042,650
Washington County, School District
Authority No. 15, GO, FSA Insured
5.000%, 06/15/14	1,000,000	1,086,000

The accompanying notes are an integral part of the financial statements.

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national intermediate tax-free bond fund (continued)

Description	Par	Value

Municipal Bonds – (continued)
Oregon - (continued)
Washington, Multnomah & Yamill
Counties, School District Authority,
GO, MBIA Insured
5.000%, 06/01/11	$500,000	$528,235
Yamhill County, School District
Authority No. 29J, GO, FGIC Insured
5.250%, 06/15/16	1,000,000	1,092,720

		7,012,733

Pennsylvania - 3.3%
Pennsylvania State,
First Ser, GO, MBIA Insured
5.000%, 06/01/09	1,100,000	1,129,029
Second Ser, GO
5.250%, 10/01/09	1,155,000	1,199,664

		2,328,693

Texas - 6.4%
Houston, Texas Utility System Revenue,
First Lien, Ser A, RB, FSA Insured
5.250%, 11/15/17	1,000,000	1,089,550
Lamar Consolidated Independent School
District, Schoolhouse, GO, PSF Insured
5.000%, 02/15/17	500,000	542,215
North East Independent School District,
Ser A, GO, PSF Insured
5.000%, 08/01/17	500,000	542,945
San Antonio, Water Revenue, RB,
FGIC Insured
5.000%, 05/15/17	1,000,000	1,069,530
Texas State, University Systems,
Revenue Financing System, RB,
FSA Insured,
Prerefunded @ 100 (A)
4.800%, 03/15/10	1,170,000	1,219,760

		4,464,000

Utah - 2.3%
Utah State, Board of Regents Auxilliary
& Campus Facilities Revenue, Ser A,
RB, MBIA Insured,
Callable 04/01/15 @ 100
5.000%, 04/01/17	1,500,000	1,586,820

Description	Par/Shares	Value

Municipal Bonds – (continued)
Washington - 14.4%
King County,
School District No. 408, GO,
AMBAC Insured
6.000%, 12/01/08	$1,000,000	$1,012,180
School District No. 410, GO,
FGIC Insured
5.500%, 12/01/10	1,285,000	1,368,101
Pierce County, GO, AMBAC Insured,
Callable 08/01/15 @ 100
5.125%, 08/01/16	1,375,000	1,489,414
Seattle, Limited Tax, Ser B, GO,
5.500%, 03/01/11	1,935,000	2,068,225
ETM, Prerefunded @ 100 (A)
5.500%, 03/01/11	65,000	69,710
Seattle, Municipal Light & Power Revenue
Authority, Ser B, RB, MBIA Insured,
Callable 09/15/08 @ 101
4.750%, 06/01/09	1,000,000	1,018,780
Seattle, Water System Revenue, RB,
LOC Bayerish Landesbank (B)
2.000%, 09/01/25	2,000,000	2,000,000
Washington State, Ser A, GO,
Callable 07/01/17 @ 100
5.000%, 07/01/19	1,000,000	1,067,310

		10,093,720

Wisconsin - 2.9%
Milwaukee, Metropolitan Sewerage
District, Ser A, GO
5.500%, 10/01/08	2,000,000	2,011,000

Total Municipal Bonds (Cost $66,975,532)		68,237,247

Registered Investment Company- 1.4%
BlackRock Liquidity Funds, California
Money Fund, 1.660% (C)	972,414	972,414

Total Registered Investment Company (Cost $972,414)		972,414

Total Investments - 98.9% (Cost $67,947,946)		69,209,661

Other Assets & Liabilities, Net - 1.1%		780,561

Net Assets - 100.0%		$69,990,222

The accompanying notes are an integral part of the financial statements.

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schedule of investments
July 31, 2008

national intermediate tax-free bond fund (concluded)

(A)	Prerefunded security - The maturity date shown is the prerefunded date.

(B)	Floating rate security. Rate disclosed is as of July 31, 2008.

(C)	The rate shown represents the 7-day effective yield as of July 31, 2008.

AMBAC - American Municipal Bond Assurance Corporation
COP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Corporation
FSA - Financial Security Assurance
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
PSF - Priority Solidarity Fund
RB - Revenue Bond
Ser - Series
TA - Tax Allocation

The accompanying notes are an integral part of the financial statements.

90	1.800.433.6884

schedule of investments
July 31, 2008

short term bond fund

Description	Par	Value

U.S. Government Agency Mortgage-Backed Obligations - 40.6%
FHLMC 7 Year Balloon
3.500%, 08/01/10	$391,445	$390,056
FHLMC Gold
6.000%, 01/01/13	207,473	213,943
6.000%, 09/01/13	43,483	44,628
6.000%, 04/01/14	80,643	82,544
6.000%, 05/01/14	326,550	334,270
6.000%, 05/01/14	55,217	56,370
6.000%, 05/01/14	57,023	58,214
6.000%, 05/01/14	83,713	85,462
6.000%, 07/01/14	277,310	283,866
6.000%, 10/01/16	219,131	223,721
6.000%, 04/01/17	690,787	705,274
5.500%, 07/01/15	833,406	841,203
5.500%, 03/01/17	227,622	230,279
5.500%, 12/01/17	22,111	22,345
5.500%, 02/01/18	247,368	249,932
5.500%, 11/01/18	21,480	21,677
5.000%, 10/01/18	674,039	668,242
5.000%, 07/01/20	327,860	323,346
FHLMC, ARM
4.778%, 03/01/35	465,611	468,917
4.538%, 01/01/34	607,493	615,968
FHLMC, CMO REMIC
Ser 2722, Cl PA
4.000%, 02/15/21	19,870	19,847
Ser 2734, Cl JC
3.500%, 11/15/23	50,812	50,706
Ser 2743, Cl NL
3.000%, 05/15/23	102,049	101,873
Ser 2836, Cl QC
5.000%, 09/15/22	212,387	213,102
Ser 2844, Cl PQ
5.000%, 05/15/23	150,627	151,375
FNMA
8.000%, 06/01/30	6,958	7,512
8.000%, 11/01/30	4,416	4,768
6.500%, 06/01/16	97,954	101,887
6.500%, 07/01/16	69,762	72,564
6.500%, 11/01/16	63,671	66,228
6.500%, 01/01/17	67,819	70,542
6.500%, 02/01/17	26,150	27,200
6.500%, 04/01/17	89,543	93,110
6.500%, 07/01/17	80,559	83,769
6.000%, 04/01/16	337,491	345,981
6.000%, 04/01/16	815,405	836,172
6.000%, 05/01/16	827,206	848,016
6.000%, 05/01/16	497,833	510,667
6.000%, 06/01/16	42,521	43,590
6.000%, 08/01/16	73,400	75,247
6.000%, 10/01/16	173,078	177,431

Description	Par	Value

U.S. Government Agency Mortgage-Backed Obligations – (continued)
FNMA - (continued)
6.000%, 05/01/18	$501,383	$513,996
5.500%, 07/01/14	317,492	321,951
5.500%, 09/01/14	496,341	503,311
5.500%, 08/01/15	1,079,581	1,094,742
5.500%, 12/01/16	91,406	92,661
5.500%, 01/01/17	667,945	677,116
5.500%, 09/01/17	106,250	107,543
5.500%, 09/01/17	865,625	876,158
5.500%, 10/01/17	139,953	141,656
5.500%, 11/01/17	248,870	251,898
5.500%, 12/01/17	136,477	138,138
5.500%, 02/01/18	16,594	16,775
5.500%, 04/01/18	33,999	34,371
5.500%, 10/01/18	45,691	46,247
5.500%, 12/01/18	1,710,708	1,734,197
5.000%, 07/01/14	79,619	79,094
5.000%, 05/01/18	40,216	39,938
5.000%, 06/01/18	153,304	152,247
FNMA, ARM
5.220%, 08/01/27	45,170	45,138
3.514%, 09/01/33	333,493	332,433
FNMA, CMO REMIC
Ser 17, Cl HD
4.500%, 03/25/17	1,259,252	1,257,574
Ser 45, Cl NM
4.500%, 06/25/24	174,277	174,242
GNMA, CMO REMIC
Ser 25, Cl AC
3.377%, 01/16/23	976,927	969,903
Ser 51, Cl A
4.145%, 02/16/18	243,381	243,276
Ser 52, Cl A
4.287%, 01/16/30	1,776,090	1,773,348
Ser 77, Cl A
3.402%, 03/16/20	333,831	332,001

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $21,607,139)		21,771,798

Corporate Obligations - 34.8%
Consumer Discretionary - 4.3%
Comcast Cable Communications
6.200%, 11/15/08	300,000	300,854
6.875%, 06/15/09	500,000	512,444
MGM Mirage
8.500%, 09/15/10	250,000	240,625
News America Holdings
7.375%, 10/17/08	450,000	453,428

The accompanying notes are an integral part of the financial statements.

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schedule of investments
July 31, 2008

short term bond fund (continued)

Description	Par	Value

Corporate Obligations – (continued)
Consumer Discretionary - (continued)
Time Warner Entertainment
7.250%, 09/01/08	$300,000	$300,740
Wal-Mart Stores
6.875%, 08/10/09	500,000	519,806

		2,327,897

Consumer Staples - 2.9%
Kellogg
6.600%, 04/01/11	500,000	525,712
Procter & Gamble
6.875%, 09/15/09	500,000	519,867
Safeway
7.500%, 09/15/09	500,000	515,236

		1,560,815

Energy - 3.6%
Consolidated Natural Gas
6.000%, 10/15/10	325,000	336,497
Enterprise Products Operating
4.950%, 06/01/10	500,000	497,985
Kinder Morgan Energy Partners
7.500%, 11/01/10	800,000	841,162
Williams Cos (A)
6.375%, 10/01/10	230,000	235,750

		1,911,394

Financials - 12.0%
Associates
6.250%, 11/01/08	40,000	40,243
Bank of America
5.875%, 02/15/09	1,000,000	1,010,824
Caterpillar Financial Services MTN, Ser F
3.700%, 08/15/08	450,000	450,104
Citigroup
6.200%, 03/15/09	1,000,000	1,006,240
HSBC Bank USA
3.875%, 09/15/09	1,000,000	996,020
John Hancock Financial Services
5.625%, 12/01/08	204,000	205,461
Lehman Brothers Holdings, MTN
5.625%, 01/24/13	500,000	467,438
UNUM Group
7.625%, 03/01/11	250,000	254,344
Wachovia
3.625%, 02/17/09	1,000,000	991,867
Wells Fargo
6.450%, 02/01/11	500,000	521,475
3.125%, 04/01/09	500,000	497,754

		6,441,770

Description	Par	Value

Corporate Obligations – (continued)
Foreign Government - 1.0%
Quebec Province
5.000%, 07/17/09	$500,000	$508,582

Health Care - 1.9%
Cigna
7.000%, 01/15/11	500,000	513,316
Wellpoint
4.250%, 12/15/09	500,000	494,123

		1,007,439

Industrial - 0.9%
Raytheon
4.850%, 01/15/11	500,000	501,556

Information Technology - 1.5%
International Business Machines
5.375%, 02/01/09	500,000	504,253
Xerox
7.125%, 06/15/10	291,000	300,529

		804,782

Telecommunication Services - 0.9%
AT&T
4.125%, 09/15/09	500,000	501,519

		501,519

Utilities - 5.8%
Carolina Power & Light
5.950%, 03/01/09	500,000	506,836
Centerpoint Energy, Ser B
7.250%, 09/01/10	250,000	258,000
MidAmerican Energy Holdings, Ser B
7.520%, 09/15/08	500,000	502,002
MidAmerican Funding
6.339%, 03/01/09	500,000	507,016
Pacific Gas & Electric
3.600%, 03/01/09	624,000	623,847
Xcel Energy
7.000%, 12/01/10	658,000	684,405

		3,082,106

Total Corporate Obligations
(Cost $18,636,539)		18,647,860

Asset-Backed Securities - 18.6%
Bear Stearns Commercial Mortgage
Securities, Ser 2001-TOP4, Cl A1
5.060%, 11/15/16	186,085	186,558
CDC Commercial Mortgage Trust,
Ser FX1, Cl A1
5.252%, 05/15/19	837,381	842,346

The accompanying notes are an integral part of the financial statements.

92	1.800.433.6884

schedule of investments
July 31, 2008

short term bond fund (continued)

Description	Par	Value

Asset-Backed Securities – (continued)
CenterPoint Energy Transition Bond
Co. II, Ser A-1
4.840%, 02/01/09	$179,833	$181,182
Chase Mortgage Finance,
Ser 2004-S1, Cl A3
5.500%, 02/25/19	832,081	815,959
Citibank Credit Card Master Trust,
Ser 1999-2, Cl A
5.875%, 03/10/11	1,500,000	1,522,867
ComEd Transitional Funding Trust,
Ser 1998-1, Cl A7
5.740%, 12/25/10	166,667	167,262
Harley-Davidson Motorcycle Trust,
Ser 2005-2, Cl A2
4.070%, 02/15/12	647,381	650,572
MBNA Credit Card Master Note Trust,
Ser 2003-A11, Cl A11
3.650%, 03/15/11	725,000	725,998
Ser 2005-A7, Cl A7
4.300%, 02/15/11	590,000	591,059
Merrill Lynch Mortgage Investors,
Ser 2005-A2, Cl A4 (B)
4.488%, 02/25/35	613,845	579,850
Merrill Lynch Mortgage Trust,
Ser 2002-MW1, Cl A3
5.403%, 07/12/34	1,000,000	1,004,707
PG&E Energy Recovery Funding Trust,
Ser 2005-1, Cl A2
3.870%, 06/25/11	232,663	233,349
Ser 2005-2, Cl A2
5.030%, 03/25/14	950,000	968,714
Peco Energy Transition Trust,
Ser A, Cl A1
6.520%, 12/31/10	500,000	524,441
TXU Electric Delivery Transition Trust,
Ser 2004-1, Cl A1
3.520%, 11/15/11	127,910	128,296
Washington Mutual CMO,
Ser 2005-8, Cl 1A8
5.500%, 10/25/35	374,930	364,231
Ser 2005-AR4, Cl A3(B)
4.585%, 04/25/35	500,000	488,299

Total Asset-Backed Securities
(Cost $9,970,319)		9,975,690

U.S. Treasury Obligation - 2.4%
U.S. Treasury Inflation Index Note (C)
3.000%, 07/15/12	1,000,000	1,299,952

Total U.S. Treasury Obligation
(Cost $1,346,975)		1,299,952

Description	Shares/Par	Value

U.S. Government Agency Obligation - 0.5%
FNMA
6.375%, 06/15/09	$250,000	$257,749

Total U.S. Government Agency Obligation
(Cost $253,291)		257,749

Registered Investment Companies - 1.6%
Dreyfus Cash Management	428,964	428,964
Fidelity Institutional Money
Market Funds	428,964	428,964

Total Registered Investment Companies
(Cost $857,928)		857,928

Repurchase Agreements - 2.5%
Dresdner Securities (D)
2.288%, dated 07/31/08, matures on
08/01/08, repurchase price $300,019
(collateralized by portions of various
corporate obligations, ranging in par
value from $950,000 - $25,000,000,
0.000% - 4.880%, 11/14/08 - 03/01/10,
total market value $315,025)	$300,000	300,000
Greenwich Capital (D)
2.338%, dated 07/31/08, matures on
08/01/08, repurchase price $750,049
(collateralized by various asset-backed
obligations, ranging in par value from
$90,000 - $30,000,000,
0.000% - 5.510%,
03/15/10 - 12/15/16,
total market value $787,518)	750,000	750,000
Lehman Brothers (D)
2.268%, dated 07/31/08, matures on
08/01/08, repurchase price $270,017
(collateralized by portions of various
corporate obligations, ranging in par
value from $2,000,000 - $12,315,000,
5.020% - 5.800%, 07/09/09 - 03/15/11,
total market value $283,506)	270,000	270,000

Total Repurchase Agreements
(Cost $1,320,000)		1,320,000

Total Investments - 101.0%
(Cost $53,992,191)		54,130,977

Other Assets & Liabilities, Net - (1.0)%		(540,060)

Net Assets - 100.0%		$53,590,917

The accompanying notes are an integral part of the financial statements.

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schedule of investments
July 31, 2008

short term bond fund (concluded)

(A)

Security sold within the terms of a private placement memorandum, exempt from registration under Section 3A-4, 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to the dealers in that program or other “accredited investors”. The value of this security as of July 31, 2008 was $235,750 and represented 0.44% of net assets.

(B)	Floating rate security. Rate disclosed is as of July 31, 2008.

(C)	This security is on loan at July 31, 2008. The total value of securities on loan at July 31, 2008 is $1,299,952.

(D)	This security was purchased with cash collateral received from securities lending.

ARM - Adjustable Rate Mortgage
Cl - Class
CMO - Collateralized Mortgage Obligation
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
MTN - Medium Term Note
REMIC - Real Estate Mortgage Investment Conduit
Ser - Series

The accompanying notes are an integral part of the financial statements.

94	1.800.433.6884

schedule of investments
July 31, 2008

california tax-free money market fund

Description	Par	Value

Municipal Bonds - 97.1%
California - 92.4%
ABAG
Finance Authority, Non-Profit
Jewish Community Center Orange
Project, RB (A) (B) (C)
2.000%, 06/01/29	$2,990,000	$2,990,000
Oshman Family Jewish
Community, RB (A) (B) (C)
2.310%, 06/01/37	5,455,000	5,455,000
Multi-Family Housing Finance
Authority, Non-Profit
Episcopal Homes Foundation,
COP (A) (B) (C)
1.900%, 02/01/25	5,340,000	5,340,000
Alameda County, Industrial
Development Authority Revenue,
Ettore Products Company Project,
Ser A, RB, AMT (A) (B) (C)
2.390%, 12/01/30	4,000,000	4,000,000
Bay Area Toll Authority, California
Toll Bridge Revenue, (A) (B)
Ser A, AMBAC Insured
6.500%, 04/01/36	2,500,000	2,500,000
Ser A-1
1.930%, 04/01/45	16,000,000	16,000,000
Ser G-1
1.850%, 04/01/45	5,000,000	5,000,000
Ser G-1, AMBAC Insured
8.000%, 04/01/47	45,050,000	45,050,000
City of Berkeley, RB (A) (B) (C)
2.000%, 07/01/38	5,700,000	5,700,000
California Communities Note Program,
Ser A-1, TRAN
3.000%, 06/30/09	19,775,000	19,973,938
California School Cash Reserve
Program, 2008 - 2009, Ser A (C)
3.000%, 07/06/09	5,000,000	5,061,890
California State
Ser B-05, GO (A) (B) (C)
2.050%, 05/01/40	17,800,000	17,800,000
Community College Financing
Authority, Community College
League, Ser A, TRAN
3.500%, 06/30/09	5,000,000	5,078,447
Department of Water & Power
Ser C-01, RB (A) (B) (C)
1.930%, 05/01/22	18,200,000	18,200,000
Ser C-08, RB (A) (B) (C)
2.000%, 05/01/22	13,850,000	13,850,000
Ser C-09, RB (A) (B) (C)
1.930%, 05/01/22	25,190,000	25,190,000

Description	Par	Value

Municipal Bonds – (continued)
Ser C-11, RB (A) (B) (C)
2.400%, 05/01/22	$11,300,000	$11,300,000
Ser C-13, RB, FSA Insured (A) (B)
2.550%, 05/01/22	10,045,000	10,045,000
Ser C-15, RB (A) (B) (C)
1.750%, 05/01/22	12,640,000	12,640,000
Ser C-18, RB (A) (B) (C)
1.950%, 05/01/22	19,000,000	19,000,000
Department of Water Resources
Power Supply Revenue, Ser B-2,
RB (A) (B) (C)
2.350%, 05/01/22	28,000,000	28,000,000
Economic Recovery, Ser C-11,
RB (A) (B) (C)
1.800%, 07/01/23	1,880,000	1,880,000
Educational Facilities Authority
California Institute of Technology,
RB (A) (B)
1.850%, 01/01/24	19,000,000	19,000,000
Californina Institute of Technology,
Ser B, RB (A) (B)
2.000%, 10/01/36	3,700,000	3,700,000
Pomona College, Ser B, RB (A) (B)
1.950%, 07/01/54	2,750,000	2,750,000
Pomona College, Ser B (A) (B)
1.950%, 01/01/54	6,000,000	6,000,000
Housing Finance Agency,
Home Mortgage,
Ser F, RB, AMT, AMBAC Insured
(A) (B)
4.000%, 02/01/33	31,005,000	31,005,000
Ser R (A) (B)
6.450%, 08/01/23	15,085,000	15,085,000
Housing Finance Agency,
Multi-Family Housing,
Ser B, RB, AMT (A) (B)
1.980%, 02/01/35	14,700,000	14,700,000
Infrastructure & Economic
Development Bank Revenue,
J Paul Getty Trust, Ser D (A) (B)
1.850%, 04/01/33	2,700,000	2,700,000
Orange County Performing,
Ser A (A) (B) (C)
2.000%, 07/01/34	6,500,000	6,500,000
Orange County Performing,
Ser B (A) (B) (C)
1.900%, 07/01/34	15,000,000	15,000,000
Ser A (A) (B) (C)
1.850%, 09/01/38	1,000,000	1,000,000
Ser E (A) (B) (C)
1.850%, 09/01/38	2,625,000	2,625,000

The accompanying notes are an integral part of the financial statements.

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schedule of investments
July 31, 2008

california tax-free money market fund (continued)

Description	Par	Value

Municipal Bonds – (continued)
Kindergarten University,
Ser B-4 (A) (B) (C)
1.800%, 05/01/34	$12,000,000	$12,000,000
Ser B-5, GO (A) (B) (C)
1.850%, 05/01/34	9,405,000	9,405,000
Ser B, Sub Ser B-6 (A) (B) (C)
1.800%, 05/01/40	19,200,000	19,200,000
Ser B-01, GO (A) (B) (C)
2.150%, 05/01/40	16,350,000	16,350,000
Ser B-04, GO (A) (B) (C)
2.050%, 05/01/40	11,100,000	11,100,000
California Statewide, Communities
Development Authority (A) (B)
Gemological Institute
4.500%, 05/01/25	28,920,000	28,920,000
Sweep Loan Program, Ser A, RB (C)
2.210%, 08/01/35	10,500,000	10,500,000
Sweep Loan Program, Ser B, RB (C)
2.210%, 06/01/35	4,515,000	4,515,000
California Transit Finance Authority
(A) (B)
2.450%, 10/01/27	27,300,000	27,300,000
City of Pasadena, COP (A) (B) (C)
2.000%, 02/01/35	6,000,000	6,000,000
Contra Costa County, Multi-Family
Mortgage Revenue, RB,
FNMA Insured (A) (B) (C)
1.940%, 11/15/22	3,000,000	3,000,000
County of Los Angeles, Ser A, TRAN
3.000%, 06/30/09	7,000,000	7,089,270
County of Ventura, TRAN
3.500%, 07/01/09	7,500,000	7,628,270
East Bay Muni-Ws TECP
1.550%, 01/08/09	4,000,000	4,000,000
East Bay, Municipal Utility District
Water System, (A) (B)
Ser B-3, RB (C)
1.930%, 06/01/26	5,000,000	5,000,000
Ser C2, RB (C)
1.850%, 06/01/26	4,900,000	4,900,000
Ser C3, RB
1.850%, 06/01/26	5,000,000	5,000,000
Eastern Municipal Water District,
Water & Sewer, Ser A, COP (A) (B) (C)
2.400%, 07/01/30	2,810,000	2,810,000
Grand Terrace, Community
Redevelopment Agency, Multi-Family
Housing Revenue, Mt. Vernon Villas,
RB (A) (B) (C)
1.940%, 02/15/30	4,645,000	4,645,000

Description	Par	Value

Municipal Bonds – (continued)
Grant Joint Union High School
District, School Facility Bridge
Funding Program (A) (B) (C)
2.400%, 06/01/27	$3,400,000	$3,400,000
Hemet, Multi-Family Housing
Authority, Sunwest Retirement,
Ser A, RB, FHLMC Insured (A) (B) (C)
1.940%, 01/01/25	5,100,000	5,100,000
Irvine Ranch Water District,
Consolidated Improvement District
(A) (B) (C)
2.070%, 06/01/15	1,900,000	1,900,000
Irvine, Public Facilities & Infrastructure
Authority, Capital Improvement
Project, RB (A) (B) (C)
1.950%, 11/01/10	1,600,000	1,600,000
Livermore, Multi-Family Housing
Revenue, Mortgage Portola, AMT
(A) (B) (C)
2.400%, 05/01/19	2,475,000	2,475,000
Los Angeles Community
Redevelopment Agency,
Multi-Family Housing Authority,
Wilshire Station Apartments,
Ser A, RB, AMT (A) (B) (C)
2.160%, 10/15/38	11,000,000	11,000,000
Los Angeles County Housing Authority,
Multi-Family Housing Authority,
(A) (B)
Castaic Senior Apartments Project,
Ser C, RB, AMT, FNMA Insured (C)
2.180%, 07/15/36	9,300,000	9,300,000
Malibu Meadows II, Ser C, RB,
FNMA Insured
1.940%, 04/15/28	7,000,000	7,000,000
Los Angeles County, TRAN, TECP
0.850%, 08/06/08	6,450,000	6,450,000
Los Angeles, (A) (B) (C)
Department of Water & Power
Waterworks Revenue, Sub-Ser B-1, RB
1.900%, 07/01/35	7,500,000	7,500,000
Department of Water & Power
Waterworks Revenue, Sub-Ser B-4, RB
1.900%, 07/01/35	13,975,000	13,975,000
Department of Water & Power,
Power Systems, Sub-Ser A-5, RB
1.900%, 07/01/35	10,300,000	10,300,000
Department of Water & Power,
Power Systems, Sub-Ser A-7, RB
2.000%, 07/01/35	4,350,000	4,350,000

The accompanying notes are an integral part of the financial statements.

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schedule of investments
July 31, 2008

california tax-free money market fund (continued)

Description	Par	Value

Municipal Bonds – (continued)
Multi-Family Housing Authority,
1984 Issue A, RB
1.850%, 07/01/14	$3,500,000	$3,500,000
Multi-Family Housing Revenue,
Masselin Manor, RB
2.400%, 07/01/15	5,500,000	5,500,000
Multi-Family Revenue, Museum
Terrace Apartments, Ser H, RB
2.250%, 11/01/09	5,620,000	5,620,000
Metropolitan, Water District of
Southern California, Waterworks
Revenue, (A) (B)
Ser A, AMBAC Insured (C)
3.900%, 06/01/23	5,805,000	5,805,000
Ser A-2, RB (C)
1.900%, 07/01/23	7,690,000	7,690,000
Ser B
1.850%, 07/01/28	21,300,000	21,300,000
Ser B, RB
1.900%, 07/01/20	9,700,000	9,700,000
Ser B-1, RB (C)
1.900%, 07/01/28	4,950,000	4,950,000
Ser B-4, RB
2.160%, 07/01/35	5,000,000	5,000,000
Ser C, RB (C)
1.920%, 07/01/28	9,900,000	9,900,000
Oakland, Capital Equipment Project,
COP (A) (B) (C)
2.000%, 12/01/15	5,100,000	5,100,000
Ontario, Multi-Family Housing
Authority, Residential Park Centre
Project, RB,
FHLMC Insured (A) (B) (C)
1.940%, 12/01/35	23,500,000	23,500,000
Orange County, (A) (B)
Special Financing Authority, Ser D,
RB, AMBAC Insured (C)
7.050%, 11/01/14	14,200,000	14,200,000
Special Financing Authority,
Teeter Plan Revenue, Ser B, RB,
AMBAC Insured
7.060%, 11/01/14	13,000,000	13,000,000
Orange County, Apartment
Development Revenue, Riverbend
Apartments, Ser B, RB, FHLMC
Insured (A) (B) (C)
1.940%, 12/01/29	2,200,000	2,200,000

Description	Par	Value

Municipal Bonds – (continued)
Orange County, Apartment
Development Revenue, WLCO LF
Partners, (A) (B) (C)
Ser G-1, RB, FNMA Insured
1.940%, 11/15/28	$4,100,000	$4,100,000
Ser G-2, RB, FNMA Insured
1.940%, 11/15/28	1,000,000	1,000,000
Ser G-3, RB, FNMA Insured
1.940%, 11/15/28	2,700,000	2,700,000
Orange County, Sanitation District,
COP, AMBAC Insured (A) (B) (C)
5.500%, 08/01/16	8,700,000	8,700,000
Oxnard, Financing Authority
Wastewater Revenue, Headworks
& Sepric Convention, Ser B, RB,
AMBAC Insured (A) (B) (C)
4.500%, 06/01/34	8,740,000	8,740,000
Oxnard, Multi-Family Housing
Authority, Seawind Apartments
Projects, Ser A, RB, AMT, FNMA
Insured (A) (B) (C)
2.190%, 12/01/20	3,175,000	3,175,000
Rancho, Water District, Financing
Authority Revenue, Ser B,
RB (A) (B) (C)
2.400%, 08/01/31	2,625,000	2,625,000
Riverside County, Public Facilities,
(A) (B) (C)
Ser A, COP
2.230%, 12/01/15	2,100,000	2,100,000
Ser D, COP
2.230%, 12/01/15	1,600,000	1,600,000
Sacramento County, (A) (B) (C)
Sanitation District, Financing
Authority, Subordinate Lien,
Sanitation District, Ser E, RB
1.850%, 12/01/40	5,000,000	5,000,000
Special Facilities Airport Revenue,
Cessna Aircraft Company Project,
RB, AMT
2.440%, 11/02/28	1,000,000	1,000,000
Sacramento, City Financing Authority,
Ser G, RB,
AMBAC Insured (A) (B) (C)
3.740%, 05/01/16	5,700,000	5,700,000
San Bernardino County, Medical
Center Financing Project, COP,
MBIA Insured (A) (B) (C)
8.100%, 08/01/26	100,000	100,000

The accompanying notes are an integral part of the financial statements.

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schedule of investments
July 31, 2008

california tax-free money market fund (continued)

Description	Par	Value

Municipal Bonds – (continued)
San Diego County & School District,
TRAN
3.500%, 06/30/09	$2,000,000	$2,034,654
San Diego County Regional,
Transportation Commission,
Sales Tax, Limited Tax, Ser A, RB
(A) (B) (C)
1.850%, 04/01/38	19,550,000	19,550,000
San Diego County, Regional
Transportation Commission Sales
Tax, (C) Ser C, RB (A) (B)
1.930%, 04/01/38	10,000,000	10,000,000
San Diego Water TECP
1.580%, 01/08/09	2,000,000	2,000,000
San Diego, Community College,
Election 2006, GO
4.250%, 08/01/08	2,000,000	2,000,000
San Francisco City & County,
Finance Corporation Lease,
Moscone Country Expansion
Project, (A) (B) (C)
Ser 3, AMBAC Insured, RB
7.000%, 04/01/30	13,000,000	13,000,000
Ser 1, AMBAC Insured, RB
6.700%, 04/01/30	17,000,000	17,000,000
Ser 2, AMBAC Insured, RB
5.000%, 04/01/30	17,275,000	17,275,000
San Francisco City & County,
Redevelopment Agency, Fillmore
Housing Center Project, Ser A-1, RB,
FHLMC Insured (A) (B) (C)
2.190%, 12/01/17	11,900,000	11,900,000
San Gabriel, Valley Council
Government, TECP
0.850%, 08/06/08	5,900,000	5,900,000
San Jose County, Multi-Family
Housing, Cinnabar Commons,
Ser C, RB, AMT (A) (B) (C)
2.400%, 02/01/37	15,600,000	15,600,000
San Jose, Multi-Family Housing
Authority, (A) (B) (C)
Pollard Plaza Apartments, Ser D,
RB, AMT, FHLMC Insured
2.400%, 08/01/35	6,355,000	6,355,000
Turnleaf Apartments, Ser A, RB,
AMT, FHLMC Insured
2.440%, 06/01/36	4,330,000	4,330,000

Description	Par	Value

Municipal Bonds – (continued)
Santa Ana, Multi-Family Housing
Authority, Vintage Apartments,
Ser A, RB, AMT, FNMA Insured
(A) (B) (C)
2.150%, 12/15/22	$5,035,000	$5,035,000
Santa Clara County, El Camino
Hospital District Lease Authority,
Valley Medical Center Project,
(A) (B) (C)
Ser A, RB
2.230%, 08/01/15	14,050,000	14,050,000
Ser B, RB
2.230%, 08/01/15	12,900,000	12,900,000
Santa Clara County, Financing
Authority Lease, Mulitple Facilities
Projects, Ser M, RB (A) (B) (C)
2.000%, 05/15/35	20,000,000	20,000,000
Santa Clara Valley, Transportation
Authority, Measure, A-Ser C, RB
(A) (B) (C)
1.950%, 04/01/36	8,100,000	8,100,000
Semitropic Improvement District,
Ser A (A) (B) (C)
1.800%, 06/01/38	5,000,000	5,000,000
Simi Valley, Multi-Family Housing
Authority, Lincoln Wood Ranch, RB,
FHLMC Insured (A) (B)
1.940%, 06/01/10	7,750,000	7,750,000
University of California, Ser B, TECP
1.390%, 09/04/08	6,600,000	6,600,000
University of California, TECP
1.530%, 10/08/08	16,000,000	16,000,000
Vernon, Natural Gas Financing
Authority, Vernon Gas Project,
Ser C, RB, MBIA Insured (A) (B) (C)
9.750%, 08/01/21	900,000	900,000

		1,080,616,469

Louisiana - 1.5%
Calcasieu Parish Incorporated, Land
Development, Bridge Environmental
Revenue, Citgo Petroleum, AMT
(A) (B) (C)
2.350%, 07/01/26	18,000,000	18,000,000

Nebraska - 0.1%
County of Washington, Industrial
Development, Cargill Dow Polymers
LLC, RB, AMT (A) (B) (C)
2.220%, 06/01/18	1,000,000	1,000,000

The accompanying notes are an integral part of the financial statements.

98	1.800.433.6884

schedule of investments
July 31, 2008

california tax-free money market fund (concluded)

Description	Par/Shares	Value

Municipal Bonds – (continued)
New York - 2.2%
New York City, Sub-Ser C-5, GO (A) (B) (C)
2.020%, 08/01/20	$26,000,000	$26,000,000

Texas - 0.9%
Gulf Coast, Industrial Development
Authority, Citgo Petroleum Corp
Project, RB, AMT (A) (B) (C)
2.300%, 02/01/32	10,000,000	10,000,000

Total Municipal Bonds
(Cost $1,135,616,469)		1,135,616,469

Registered Investment Companies - 0.2%
BlackRock Liquidity Funds,
California Money Fund,
1.660% (D)	2,224,307	2,224,307
Goldman Sachs ILA - Tax-Exempt
California Portfolio (D)	6,449	6,449

Total Registered Investment Companies
(Cost $2,230,756)		2,230,756

Total Investments - 97.3%
(Cost $1,137,847,225)		1,137,847,225

Other Assets & Liabilities, Net - 2.7%		32,035,386

Net Assets - 100.0%		$1,169,882,611

(A)	Floating rate security. Rate disclosed is as of July 31, 2008.

(B)	Put and Demand Feature - The date reported is the final maturity, not the next reset or put date.

(C)	Securities are held in conjunction with a guarantee/letter of credit and/or a liquidity agreement by a major commercial bank or financial institution.

(D)	The rate shown represents the 7-day effective yield as of July 31, 2008.

ABAG - Association of Bay Area Governments
AMBAC - American Municipal Bond Assurance Corporation
AMT - Alternative Minimum Tax
COP - Certificates of Participation
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance
GO - General Obligation
LLC - Limited Liability Company
MBIA - Municipal Bond Investors Assurance
RB - Revenue Bond
Ser - Series
TECP - Tax-Exempt Commercial Paper
TRAN - Tax and Revenue Anticipation Note

The accompanying notes are an integral part of the financial statements.

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schedule of investments
July 31, 2008

diversified money market fund

Description	Par	Value

Commercial Paper - Discounted* - 39.7%
Asset-Backed Security - Diversified Financial Assets - 3.6%
Perry Global Funding LLC (A)
2.750%, 08/01/08	$125,471,000	$125,471,000

Total Asset-Backed Security -
Diversified Financial Assets
(Cost $125,471,000)		125,471,000

Asset-Backed Securities - Government - 4.8%
Govco LLC (A)
2.800%, 09/22/08	25,000,000	24,899,611
2.999%, 12/23/08	55,000,000	54,348,800
3.119%, 01/26/09	90,000,000	88,633,850

Total Asset-Backed Securities -
Government
(Cost $167,882,261)		167,882,261

Asset-Backed Securities - Trade Receivables - 17.3%
Apreco LLC (A)
2.722%, 08/14/08	100,000,000	99,902,139
2.762%, 09/19/08	70,000,000	69,737,986
CAFCO LLC (A)
2.821%, 11/03/08	150,000,000	148,903,333
CRC Funding LLC (A)
2.822%, 11/07/08	100,000,000	99,237,778
Concord Minutemen Cap Co. (A)
2.300%, 08/01/08	20,000,000	20,000,000
Legacy Capital LLC (A)
2.700%, 08/01/08	168,998,000	168,998,000

Total Asset-Backed Securities -
Trade Receivables
(Cost $606,779,236)		606,779,236

Banking - 14.0%
Long Lane Master Trust IV (A)
Guarantee: Bank of America
2.688%, 08/08/08	55,332,000	55,303,273
2.814%, 08/19/08	45,000,000	44,937,000
2.852%, 09/24/08	70,000,000	69,702,850
Morrigan TRR Funding LLC (A)
Guarantee: Depfa Bank PLC
2.951%, 08/04/08	45,000,000	44,988,938
Nationwide Building Society (A)
2.927%, 11/07/08	25,000,000	24,804,681
Old Slip Funding Corp. (A)
Guarantee: Bank of New York
2.626%, 08/19/08	49,614,000	49,549,006
2.596%, 08/27/08	33,535,000	33,472,271

Description	Par	Value

Commercial Paper - Discounted* - (continued)
Banking - (continued)
Picaros Funding LLC (A)
Guarantee: KBC Bank NV
2.732%, 08/12/08	$40,000,000	$39,966,756
2.566%, 08/22/08	130,000,000	129,805,867

Total Banking
(Cost $492,530,642)		492,530,642

Total Commercial Paper - Discounted
(Cost $1,392,663,139)		1,392,663,139

Certificates of Deposit - Domestic - 26.1%
American Express Centurion Bank (B)
2.650%, 12/02/08	100,000,000	100,000,000
3.159%, 05/11/09	75,000,000	75,000,000
Bank of The West
2.920%, 11/20/08	150,000,000	150,000,000
Branch Banking & Trust Co. (B)
2.611%, 03/25/09	75,000,000	75,000,000
2.717%, 06/05/09	30,600,000	30,432,146
Citibank N.A.
2.700%, 08/15/08	80,000,000	80,000,000
2.610%, 08/29/08	90,000,000	90,000,000
Harris N.A. (B)
2.835%, 04/28/09	150,000,000	150,000,000
Wilmington Trust Co.
2.970%, 10/20/08	100,000,000	100,000,000
3.010%, 10/24/08	65,000,000	65,000,000

Total Certificates of Deposit - Domestic
(Cost $915,432,146)		915,432,146

Certificates of Deposit - Yankee - 23.5%
Bank of Ireland, CT (B)
3.099%, 04/23/09	100,000,000	100,000,000
Barclays Bank PLC NY (B)
2.760%, 10/07/08	100,000,000	100,000,000
2.984%, 02/05/09	75,000,000	75,000,000
Depfa Bank PLC NY
2.670%, 08/19/08	150,000,000	150,000,000
Dexia Credit Local SA, NY
2.660%, 09/03/08	90,000,000	90,000,000
2.830%, 10/28/08	70,000,000	70,001,699
Natixis NY
2.970%, 10/29/08	70,000,000	70,000,000
2.740%, 11/07/08 (B)	100,000,000	100,000,000
UBS AG Stamford, CT
2.750%, 09/12/08	71,250,000	71,250,462

Total Certificates of Deposit - Yankee
(Cost $826,252,161)		826,252,161

The accompanying notes are an integral part of the financial statements.

100	1.800.433.6884

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July 31, 2008

diversified money market fund (concluded)

Description	Par	Value

Corporate Obligations - 9.7%
Banking - 9.7%
Bank of Montreal Chicago (B) (C)
2.960%, 08/05/09	$150,000,000	$150,000,000
Credit Agricole London (B) (C)
3.031%, 07/22/09	100,000,000	100,000,000
Nationwide Building Society, MTN (B)
2.520%, 04/07/09	40,000,000	40,000,000
Westpac Banking Corp. NY (B)
2.450%, 09/05/08	50,000,000	49,986,678

Total Corporate Obligations
(Cost $339,986,678)		339,986,678

Variable Rate Demand Notes - 0.3%
Banking - 0.3%
Alaska State, Four Dam Pool,
Ser B, RB (B) (D) (E)
2.420%, 07/01/26	7,200,000	7,200,000
Washington State, Housing Finance
Commission, Multi-Family
Housing, The Lodge at Eagle Ridge,
Ser B, RB (B) (D) (E)
2.570%, 08/01/41	4,065,000	4,065,000

Total Variable Rate Demand Notes
(Cost $11,265,000)		11,265,000

Repurchase Agreement - 0.6%
Credit Suisse Securities (USA) LLC
2.080%, dated 07/31/08, matures on
08/01/08, repurchase price $21,561,411
(collarteralized by a U.S. Treasury Bill
obligation, par value $22,160,000,
0.000%, 12/26/08, total market
value $21,995,795)	21,560,165	21,560,165

Total Repurchase Agreement
(Cost $21,560,165)		21,560,165

Total Investments - 99.9%
(Cost $3,507,159,289)		3,507,159,289

Other Assets & Liabilities, Net - 0.1%		1,954,774

Net Assets - 100.0%		$3,509,114,063

*	Rate shown represents the money market equivalent yield to maturity at purchase.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under Section 3A-4, 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to the dealers in that program or other “accredited investors”. The total value of these securities as of July 31, 2008 were $1,392,663,139 and represented 39.7% of net assets.

(B)	Adjustable Rate Security - The rate reflected is the rate in effect on July 31, 2008.

(C)	Extendable Security - The maturity date reflects the next date on which the principal can be recovered.

(D)	Securities are held in conjunction with a guarantee/letter of credit and/or a liquidity agreement by a major commercial bank or financial institution.

(E)	Demand Feature - The date reported is the final maturity, not the date on which principal could be recovered.

LLC - Limited Liability Company
MTN - Medium Term Note
NY - New York
PLC - Public Liability Company
RB - Revenue Bond
Ser - Series

The accompanying notes are an integral part of the financial statements.

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schedule of investments
July 31, 2008

U.S. government money market fund

Description	Par	Value

U.S. Government Agency Obligations - 55.2%
FFCB
2.350%, 08/07/09 (A) (B)	$25,000,000	$25,000,000
FHLB
2.356%, 03/13/09 (A) (B)	25,000,000	25,000,000
2.850%, 03/17/09 (C)	50,000,000	50,000,000
2.520%, 04/21/09 (C)	25,000,000	25,000,000
3.300%, 06/30/09 (C)	15,250,000	15,250,000
2.644%, 08/05/09 (A) (B)	25,000,000	24,998,661
2.388%, 08/21/09 (A) (B)	32,000,000	31,985,561
2.396%, 09/14/09 (A) (B)	25,000,000	24,997,206
FHLMC
2.281%, 09/17/08*	50,000,000	49,851,754
2.159%, 10/10/08*	50,000,000	49,791,944
2.426%, 09/18/09 (A) (B)	25,000,000	25,000,000
2.669%, 09/25/09 (A) (B)	25,000,000	24,984,418
2.390%, 09/28/09 (A) (B)	54,700,000	54,676,853
FNMA
2.720%, 01/25/10 (A) (B)	25,000,000	24,990,824

Total U.S. Government Agency Obligations
(Cost $451,527,221)		451,527,221

Variable Rate Demand Notes - 18.9%
California, Milpitas Multi-Family
Housing Revenue Crossing, Ser A, RB
Guarantee: FNMA (A) (D)
2.550%, 08/15/33	4,600,000	4,600,000
California, Sacramento County,
Multi-Family Housing Development
Authority, Deer Park Apartments, RB
Guarantee: FNMA (A) (D)
2.580%, 07/15/35	1,450,000	1,450,000
California, Sacramento County,
Multi-Family Housing Development
Authority, Natomas, RB
Guarantee: FNMA (A) (D)
2.560%, 04/15/36	3,030,000	3,030,000
California, San Francisco, City & County
Redevelopment, Ser D, RB
Guarantee: FNMA (A) (D)
2.600%, 06/15/34	24,450,000	24,450,000
California, Simi Valley, Multi-Family
Housing Revenue, Parker Ranch, RB
Guarantee: FNMA (A) (D)
2.580%, 07/15/36	1,650,000	1,650,000
California, Statewide Community
Development Authority, Palms
Apartments, Ser C, RB
Guarantee: FNMA (A) (D)
2.560%, 05/15/35	4,255,000	4,255,000

Description	Par	Value

Variable Rate Demand Notes - (continued)
New York City Housing Development,
Multi-Family Mortgage Revenue,
Pearl Street Development, Ser B, RB
Guarantee: FNMA (A) (D)
2.560%, 10/15/41	$14,225,000	$14,225,000
New York City Housing Development,
Multi-Family Rent Housing
Revenue, West Street, Ser B, RB
Guarantee: FNMA (A) (D)
2.560%, 03/15/36	5,400,000	5,400,000
New York State, Dormitory Authority
Revenue, Ser B, RB
Guarantee: FNMA (A) (D)
2.600%, 11/15/36	23,610,000	23,610,000
New York State, Housing Finance
Agency Revenue, East 39th Street
Housing, Ser B, RB
Guarantee: FNMA (A) (D)
2.560%, 11/15/31	1,500,000	1,500,000
New York State, Housing Finance
Agency Revenue, North End,
Ser B, RB
Guarantee: FNMA (A) (D)
2.550%, 11/15/36	2,500,000	2,500,000
New York State, Housing Finance
Agency Revenue, Ser B, RB
Guarantee: FNMA (A) (D)
2.560%, 05/15/33	15,700,000	15,700,000
New York State, Housing Finance
Agency Revenue, Biltmore Tower
Housing, Ser B, RB
Guarantee: FNMA (A) (D)
2.560%, 05/15/34	2,000,000	2,000,000
New York State, Housing Finance
Agency Revenue, Tower 31 Housing,
Ser A, RB
Guarantee: FHLMC (A) (D)
2.560%, 11/01/36	4,400,000	4,400,000
New York State, Housing Finance
Agency Revenue, Victory Housing
2000, Ser B, RB
Guarantee: FHLMC (A) (D)
2.560%, 11/01/33	2,700,000	2,700,000
New York State, Housing Finance
Agency Revenue, West 33rd Street,
Ser B, RB
Guarantee: FNMA (A) (D)
2.600%, 11/15/36	2,300,000	2,300,000

The accompanying notes are an integral part of the financial statements.

102	1.800.433.6884

schedule of investments
July 31, 2008

U.S. government money market fund (concluded)

Description	Par	Value

Variable Rate Demand Notes - (continued)
New York State, Housing Finance
Agency Revenue, 11th Avenue
Housing, Ser B, RB
Guarantee: FNMA (A) (D)
2.560%, 05/15/41	$15,950,000	$15,950,000
Pennsylvania, Montgomery County,
Redevelopment Authority
Kingswood Apartments, Ser A, RB
Guarantee: FNMA (A) (D)
2.500%, 08/15/31	7,505,000	7,505,000
Washington State Housing Finance
Commission, Multi- Family Housing
Revenue, Ballard Landmark, Ser B, RB
Guarantee: FNMA (A) (D)
2.570%, 12/15/41	3,510,000	3,510,000
Washington State Housing Finance
Commission, Multi- Family Housing
Revenue, Bridgewood Project,
Ser B, RB
Guarantee: FNMA (A) (D)
2.570%, 09/01/34	3,590,000	3,590,000
Washington State Housing Finance
Commission, Multi- Family Housing
Revenue, Highland Park Apartments,
Ser B, RB
Guarantee: FNMA (A) (D)
2.580%, 07/15/38	2,260,000	2,260,000
Washington State Housing Finance
Commission, Multi- Family Housing
Revenue, Pinehurst Apartments,
Ser B, RB
Guarantee: FNMA (A) (D)
2.590%, 03/15/39	2,085,000	2,085,000
Washington State Housing Finance
Commission, Multi- Family Housing
Revenue, Ranier Court Project,
Ser B, RB
Guarantee: FNMA (A) (D)
2.580%, 12/15/36	3,825,000	3,825,000
Washington State Housing Finance
Commission, Multi- Family Housing
Revenue, Rolling Hills Project,
Ser B, RB
Guarantee: FNMA (A) (D)
2.580%, 06/15/37	2,425,000	2,425,000

Total Variable Rate Demand Notes
(Cost $154,920,000)		154,920,000

Description	Par	Value

Repurchase Agreements - 25.9%
Credit Suisse Securities (USA) LLC
2.190%, dated 07/31/08, matures on
08/01/08, repurchase price $35,002,129
(collateralized by a U.S. agency
obligation, par value $35,915,000,
0.000%, 10/27/08, total market
value $35,703,103)	$35,000,000	$35,000,000
Deutsche Bank Securities, Inc.
2.18%, dated 07/31/08, matures on
08/01/08, repurchase price
$176,496,531 (collateralized by
various U.S. agency obligations,
ranging in par value from
$16,614,000 - $49,800,000,
0.000% - 5.875%, 10/08/09 -
11/19/12, total market value
$ 180,016,034)	176,485,844	176,485,844

Total Repurchase Agreements
(Cost $211,485,844)		211,485,844

Total Investments - 100.0%
(Cost $817,933,065)		817,933,065

Other Assets & Liabilities, Net - 0.0%		10,713

Net Assets - 100.0%		$817,943,778

*	Discounted Security - Rate shown represents the money market equivalent yield to maturity at purchase.

(A)	Adjustable Rate Security - The rate reflected is the rate in effect on July 31, 2008.

(B)	The date reported is the final maturity, not the date on which principal can be recovered.

(C)	Security is callable @ 100.

(D)	Demand Feature - The date reported is the final maturity, not the date on which principal could be recovered.

FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLM - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
LLC - Limited Liability Company
RB - Revenue Bond
Ser - Series

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	103

schedule of investments
July 31, 2008

100% U.S. treasury money market fund

Description	Par	Value

U.S. Treasury Bills* - 86.7%
U.S. Treasury Bills
1.422%, 08/07/08	$69,684,000	$69,667,726
1.281%, 08/14/08	32,235,000	32,220,313
1.482%, 08/21/08	13,944,000	13,932,690
1.976%, 09/11/08	47,063,000	46,959,017
1.942%, 09/18/08	247,500,000	246,871,259
1.788%, 10/02/08	50,000,000	49,848,875
1.322%, 10/09/08	100,000,000	99,750,833
2.287%, 12/18/08	100,000,000	99,138,972

Total U.S. Treasury Bills
(Cost $658,389,685)		658,389,685

U.S. Treasury Note - 13.2%
U.S. Treasury Note
3.250%, 08/15/08	100,000,000	100,069,271

Total U.S. Treasury Note
(Cost $100,069,271)		100,069,271

Total Investments - 99.9%
(Cost $758,458,956)		758,458,956

Other Assets & Liabilities, Net - 0.1%		595,509

Net Assets - 100.0%		$759,054,465

*	Rate shown represents the bond equivalent yield to maturity at purchase.

The accompanying notes are an integral part of the financial statements.

104	1.800.433.6884

Intentionally Left Blank

www.highmarkfunds.com	105

statements of assets and liabilities
July 31, 2008

	Balanced Fund		Cognitive Value Fund	Core Equity Fund	Enhanced Growth Fund

Assets:
Investments, at Value+	$29,773,900	*	$100,225,119 *	$102,024,255 *	$128,430,901 *
Repurchase Agreements, at Value+	2,320,974		21,535,177	2,354,611	18,214,338
Affiliated Investments, at Value++	—		—	—	—
Cash	—		—	—	—
Foreign Currency**	—		—	—	—
Receivable for Investments Sold	203,979		963,781	663,230	984,108
Receivable for Fund Shares Sold	11,028		20,110	201,717	2,356
Accrued Income	111,551		54,247	114,612	99,264
Prepaid Expenses	30,183		20,344	24,609	20,705
Reclaims Receivable	—		—	—	3,984
Deferred Compensation Asset	1,057		3,180	3,530	4,352
Due from Advisor, net	—		—	—	—
Unrealized Appreciation of Forward Currency Contracts (Note 2)	—		—	—	—

Total Assets	32,452,672		122,821,958	105,386,564	147,760,008

Liabilities:
Payable Upon Return of Securities Loaned	2,496,669		27,524,783	2,954,611	21,554,826
Payable for Investments Purchased	129,570		966,365	500,829	1,031,245
Payable for Fund Shares Redeemed	11,247		2,005	4,809	20,000
Due to Custodian	—		—	19,566	—
Advisory Fees Payable	1,789		57,701	38,159	78,982
Administration Fees Payable	3,821		11,489	12,754	15,727
Chief Compliance Fees Payable	885		884	885	885
Custodian Fees Payable	256		769	854	1,053
Audit Fees Payable	25,539		23,006	23,012	23,076
Deferred Compensation Fees Payable	1,057		3,180	3,530	4,352
Shareholder Servicing Fees Payable	3,901		—	9,498	86
Trustees’ Fees Payable	93		367	361	521
Accrued Distribution Fees	2,382		149	2,461	385
Accrued Expenses and Other Payables	5,142		7,156	6,514	7,918
Variation Margin Payable	—		—	—	—
Unrealized Depreciation of Foreign Currency Contracts (Note 2)	—		—	—	—

Total Liabilities	2,682,351		28,597,854	3,577,843	22,739,056

Net Assets	$29,770,321		$94,224,104	$101,808,721	$125,020,952

Net Assets:
Paid-in Capital (unlimited authorized - no par value)	$28,411,745		$98,756,006	$115,896,295	$113,215,226
Undistributed Net Investment Income/(Accumulated Net Investment Loss)	18,669		334,768	14,570	(171,067)
Accumulated Net Realized Gain (Loss) on Investments, Investments in Affiliated Funds, Futures Contracts, Foreign Currency Transactions, Written Option Contracts and Capital Gain Distributions Received	(141,108)		(4,480,665)	(9,003,799)	(3,842,223)
Net Unrealized Appreciation (Depreciation) on Investments, Investments in Affiliated Funds, Foreign Currency Transactions, and Futures Contracts	1,481,015		(386,005)	(5,098,345)	15,819,016

Net Assets	$29,770,321		$94,224,104	$101,808,721	$125,020,952

+ Cost of Investments and Repurchase Agreements	$30,613,859		$122,146,301	$109,477,211	$130,826,223
++ Cost of Affiliated Investments	$—		$—	$—	$—
* Includes Market Value of Securities on Loan	$2,400,843		$25,521,708	$2,785,712	$20,567,045

**	Cost of foreign currency is $201,105.

Amounts designated as “-” are either not applicable or $0.

***	Represents margin deposit for futures contracts in the Small Cap Advantage Fund.

The accompanying notes are an integral part of the financial statements.

106	1.800.433.6884

International Opportunities Fund		Large Cap Growth Fund		Large Cap Value Fund	Small Cap Advantage Fund		Small Cap Value Fund	Value Momentum Fund		Capital Growth Allocation Fund

$352,757,403	*	$109,507,715	*	$221,902,676 *	$27,854,338	*	$141,870,160 *	$368,658,818	*	$3,103,334
20,821,937		3,697,632		13,377,219	6,538,002		36,361,301	22,365,450		—
—		—		—	—		—	—		58,030,816
64,914		—		—	46,200	***	—	—		—
210,528		—		—	—		—	—		—
1,748,772		—		1,353,028	154,680		548,093	2,263,430		—
360,498		211,822		197,422	89,698		288,515	261,939		7,171
421,579		107,493		332,907	16,908		258,815	366,872		1,218
25,806		25,410		29,760	17,575		28,075	29,357		21,437
62,758		—		—	—		—	—		—
12,348		3,813		7,698	922		4,392	12,535		2,133
—		—		—	—		—	—		4,624
378,240		—		—	—		—	—		—

376,864,783		113,553,885		237,200,710	34,718,323		179,359,351	393,958,401		61,170,733

20,987,959		5,472,632		14,820,932	7,385,687		47,482,447	32,865,450		—
2,246,900		—		1,766,454	—		571,568	2,002,275		—
100,699		8,430		184,205	4,195		384,377	189,938		16,906
—		—		—	—		—	—		—
279,478		56,904		85,517	5,571		93,980	181,965		—
44,620		13,778		27,816	3,333		15,869	45,292		7,709
884		884		884	884		884	885		884
64,272		923		1,863	223		1,063	3,033		516
42,690		23,075		23,095	22,936		22,793	23,353		16,794
12,348		3,813		7,698	922		4,392	12,535		2,133
11,115		11,730		26,255	2,194		15,197	43,808		1,667
1,479		402		514	108		325	1,293		221
7,785		5,274		14,367	140		17,252	8,968		26,562
28,342		6,953		15,579	3,251		8,259	19,202		4,210
—		—		—	2,530		—	—		—
273,416		—		—	—		—	—		—

24,101,987		5,604,798		16,975,179	7,431,974		48,618,406	35,397,997		77,602

$352,762,796		$107,949,087		$220,225,531	$27,286,349		$130,740,945	$358,560,404		$61,093,131

$295,230,879		$237,103,429		$243,921,672	$33,104,532		$162,878,230	$298,812,857		$66,254,875

3,572,442		463,255		41,924	33,539		748,263	26,365		8,482

3,481,114		(130,556,079)		(18,419,466)	(3,818,490)		(594,220)	18,450,426		2,789,822

50,478,361		938,482		(5,318,599)	(2,033,232)		(32,291,328)	41,270,756		(7,960,048)

$352,762,796		$107,949,087		$220,225,531	$27,286,349		$130,740,945	$358,560,404		$61,093,131

$323,219,636		$112,266,865		$240,598,494	$36,432,049		$210,522,789	$349,753,512		$3,743,522
$—		$—		$—	$—		$—	$—		$65,350,676
$19,598,154		$5,287,380		$14,284,585	$6,971,958		$44,231,839	$30,995,418		$—

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	107

statements of assets and liabilities
July 31, 2008

	Balanced Fund	Cognitive Value Fund	Core Equity Fund	Enhanced Growth Fund

Fiduciary Shares:
Net Assets	$22,273,804	$2,294,093	$95,871,539	$1,654,526
Shares of beneficial interest outstanding	1,769,999	224,200	11,813,703	178,698

Net Asset Value, Offering and Redemption Price Per Share (A)	$12.58	$10.23	$8.12	$9.26

Class A Shares:
Net Assets	$5,829,015	$508,896	$3,400,205	$654,068
Shares of beneficial interest outstanding	464,183	49,936	419,859	71,334

Net Asset Value and Redemption Price Per Share (A)	$12.56	$10.19	$8.10	$9.17

Maximum Offering Price Per Share (B)	$13.29	$10.78	$8.57	$9.70

Class B Shares:
Net Assets	$1,294,724	N/A	$1,872,585	N/A
Shares of beneficial interest outstanding	103,418	N/A	236,361	N/A

Net Asset Value and Offering Price Per Share (A)	$12.52	N/A	$7.92	N/A

Class C Shares:
Net Assets	$372,778	$50,271	$664,392	$288,450
Shares of beneficial interest outstanding	29,839	5,009	83,874	31,805

Net Asset Value and Offering Price Per Share (A)	$12.49	$10.04	$7.92	$9.07

Class M Shares:
Net Assets	N/A	$91,370,844	N/A	$122,423,908
Shares of beneficial interest outstanding	N/A	8,936,747	N/A	13,208,461

Net Asset Value, Offering and Redemption Price Per Share (A)	N/A	$10.22	N/A	$9.27

N/A	Not Applicable

(A)

Fiduciary Class, Class A and Class M Shares have possible redemption and exchange fees (See Note 2 in the notes to financial statements). Class B and Class C Shares have contingent deferred sales charges (See Note 3 in the notes to financial statements).

(B)	The sales load for the class is 5.5%.

Amounts designated as “-” are either not applicable or $0.

The accompanying notes are an integral part of the financial statements.

108	1.800.433.6884

International Opportunities Fund	Large Cap Growth Fund	Large Cap Value Fund	Small Cap Advantage Fund	Small Cap Value Fund	Value Momentum Fund	Capital Growth Allocation Fund

$97,713,724	$92,417,692	$171,314,032	$26,984,415	$81,102,357	$328,465,033	$170,579
11,521,877	10,145,361	14,452,790	1,640,657	7,041,804	18,732,047	7,804

$8.48	$9.11	$11.85	$16.45	$11.52	$17.53	$21.86

$17,765,915	$11,485,800	$42,432,529	$168,450	$35,794,190	$24,772,420	$39,323,931
2,103,590	1,283,159	3,571,328	10,254	3,190,217	1,415,426	1,800,057

$8.45	$8.95	$11.88	$16.43	$11.22	$17.50	$21.85

$8.94	$9.47	$12.57	$17.39	$11.87	$18.52	$23.12

N/A	$3,279,277	$1,287,273	N/A	$5,621,608	$3,822,621	N/A
N/A	392,589	110,286	N/A	533,711	222,728	N/A

N/A	$8.35	$11.67	N/A	$10.53	$17.16	N/A

$4,582,318	$766,318	$5,191,697	$133,484	$8,222,790	$1,500,330	$21,598,621
548,546	91,691	446,010	8,157	784,331	87,724	1,002,210

$8.35	$8.36	$11.64	$16.36	$10.48	$17.10	$21.55

$232,700,839	N/A	N/A	N/A	N/A	N/A	N/A
27,427,706	N/A	N/A	N/A	N/A	N/A	N/A

$8.48	N/A	N/A	N/A	N/A	N/A	N/A

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	109

statements of assets and liabilities
July 31, 2008

	Diversified Equity Allocation Fund	Growth & Income Allocation Fund	Income Plus Allocation Fund	Bond Fund

Assets:
Investments, at Value+	$254,844	$2,739,689	$337,115	$377,271,256 *
Repurchase Agreements, at Value+	—	—	—	25,640,135
Affiliated Investments, at Value++	4,748,980	54,952,674	8,176,416	—
Receivable for Investments Sold	2,005	—	—	—
Receivable for Fund Shares Sold	1,195	1,126,344	—	1,078,336
Accrued Income	7	2,731	680	3,836,547
Prepaid Expenses	8,693	21,746	20,067	26,297
Deferred Compensation Asset	174	2,005	302	13,355
Due from Advisor, net	6,479	—	7,976	—

Total Assets	5,022,377	58,845,189	8,542,556	407,865,926

Liabilities:
Payable Upon Return of Securities Loaned	—	—	—	27,515,135
Payable for Investments Purchased	—	760,177	—	—
Payable for Fund Shares Redeemed	—	58,141	—	63,490
Income Distribution Payable	—	—	—	—
Due to Custodian	—	—	—	—
Advisory Fees Payable	—	966	—	157,255
Administration Fees Payable	630	7,244	1,093	48,257
Chief Compliance Fees Payable	885	884	884	884
Custodian Fees Payable	42	485	73	3,231
Audit Fees Payable	16,712	16,785	16,705	26,174
Deferred Compensation Fees Payable	174	2,005	302	13,355
Shareholder Servicing Fees Payable	65	1,574	227	22,187
Trustees’ Fees Payable	19	211	27	1,459
Accrued Distribution Fees	2,597	24,871	3,898	9,495
Accrued Expenses and Other Payables	1,458	3,941	1,690	20,723

Total Liabilities	22,582	877,284	24,899	27,881,645

Net Assets	$4,999,795	$57,967,905	$8,517,657	$379,984,281

Net Assets:
Paid-in Capital (unlimited authorized - no par value)	$5,978,950	$60,859,029	$8,832,521	$384,798,638
Undistributed Net Investment Income/(Accumulated Net Investment Loss)	—	53,193	13,715	619,115
Accumulated Net Realized Gain (Loss) on Investments, Investments in Affiliated Funds and Capital Gain Distributions Received	(74,567)	1,974,951	171,875	(3,728,814)
Net Unrealized Appreciation (Depreciation) on Investments and Investments in Affiliated Funds	(904,588)	(4,919,268)	(500,454)	(1,704,658)

Net Assets	$4,999,795	$57,967,905	$8,517,657	$379,984,281

+ Cost of Investments and Repurchase Agreements	$305,598	$3,179,963	$377,594	$404,616,049
++ Cost of Affiliated Investments	$5,602,814	$59,431,668	$8,636,391	$—
* Includes Market Value of Securities on Loan	$—	$—	$—	$26,813,718

Amounts designated as “-” are either not applicable or $0.

The accompanying notes are an integral part of the financial statements.

110	1.800.433.6884

California Intermediate Tax-Free Bond Fund	National Intermediate Tax-Free Bond Fund	Short Term Bond Fund		California Tax-Free Money Market Fund	Diversified Money Market Fund	U.S. Government Money Market Fund	100% U.S. Treasury Money Market Fund

$122,427,005	$69,209,661	$52,810,977	*	$1,137,847,225	$3,485,599,124	$606,447,221	$758,458,956
—	—	1,320,000		—	21,560,165	211,485,844	—
—	—	—		—	—	—	—
—	—	25,030		29,894,765	—	—	—
108,291	—	261,833		—	2,041,221	7,591	17,273
1,747,070	903,069	521,866		3,561,209	5,866,382	1,356,225	1,500,000
11,616	24,674	17,078		15,523	65,326	37,367	34,540
4,274	2,451	1,878		41,653	122,449	28,260	27,049
—	8,720	—		—	—	—	—

124,298,256	70,148,575	54,958,662		1,171,360,375	3,515,254,667	819,362,508	760,037,818

—	—	1,320,000		—	—	—	—
1,038,660	—	—		—	—	—	—
25,947	110,000	2,267		—	580,158	5,402	1,658
—	—	—		723,754	3,313,647	869,046	443,501
—	—	—		—	—	—	423
18,257	—	2,493		261,780	943,719	196,027	202,384
15,446	8,856	6,784		150,508	442,450	102,109	97,734
884	884	884		884	884	884	884
1,034	593	454		10,078	29,627	6,837	6,545
25,081	25,009	25,579		25,477	30,856	24,541	25,130
4,274	2,451	1,878		41,653	122,449	28,260	27,049
5,676	2,965	901		48,577	132,202	26,919	25,014
489	278	210		4,073	14,586	3,300	3,151
8,714	1,477	285		169,644	383,018	97,021	112,198
8,894	5,840	6,010		41,336	147,008	58,384	37,682

1,153,356	158,353	1,367,745		1,477,764	6,140,604	1,418,730	983,353

$123,144,900	$69,990,222	$53,590,917		$1,169,882,611	$3,509,114,063	$817,943,778	$759,054,465

$120,700,556	$68,652,891	$53,468,885		$1,169,881,996	$3,509,103,206	$817,976,449	$759,300,357

20,126	19,116	15,005		314	—	—	—

234,365	56,500	(31,759)		301	10,857	(32,671)	(245,892)

2,189,853	1,261,715	138,786		—	—	—	—

$123,144,900	$69,990,222	$53,590,917		$1,169,882,611	$3,509,114,063	$817,943,778	$759,054,465

$120,237,152	$67,947,946	$53,992,191		$1,137,847,225	$3,507,159,289	$817,933,065	$758,458,956
$—	$—	$—		$—	$—	$—	$—
$—	$—	$1,299,952		$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	111

statements of assets and liabilities
July 31, 2008

	Diversified Equity Allocation Fund	Growth & Income Allocation Fund	Income Plus Allocation Fund	Bond Fund

Fiduciary Shares:
Net Assets	$14,670	$93,183	$101,448	$344,350,227
Shares of beneficial interest outstanding	811	4,347	4,997	32,939,963

Net Asset Value, Offering and Redemption Price Per Share (A)	$18.08	$21.44	$20.30	$10.45

Class A Shares:
Net Assets	$2,533,424	$37,737,459	$5,206,077	$31,166,558
Shares of beneficial interest outstanding	140,555	1,766,214	256,339	3,023,815

Net Asset Value and Redemption Price Per Share (A)	$18.02	$21.37	$20.31	$10.31

Maximum Offering Price Per Share (B)	$19.07	$22.61	$21.27	$10.55

Class B Shares:
Net Assets	N/A	N/A	N/A	$4,273,468
Shares of beneficial interest outstanding	N/A	N/A	N/A	416,316

Net Asset Value and Offering Price Per Share (A)	N/A	N/A	N/A	$10.26

Class C Shares:
Net Assets	$2,451,701	$20,137,263	$3,210,132	$194,028
Shares of beneficial interest outstanding	137,373	947,152	159,012	18,924

Net Asset Value and Offering Price Per Share (A)	$17.85	$21.26	$20.19	$10.25

Class S Shares:
Net Assets	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding	N/A	N/A	N/A	N/A

Net Asset Value, and Offering Price Per Share (A)	N/A	N/A	N/A	N/A

N/A	Not Applicable

(A)

Fiduciary Class, Class A and Class M Shares have possible redemption and exchange fees (See Note 2 in the notes to financial statements). Class B and Class C Shares have contingent deferred sales charges (See Note 3 in the notes to financial statements).

(B)

The sales load for the Diversified Equity Allocation Fund and Growth & Income Allocation Fund is 5.5%. The sales load for the Income Plus Allocation Fund is 4.5%. The sales load for the Bond Fund, California Intermediate Tax-Free Bond Fund, National Intermediate Tax-Free Bond Fund and Short Term Bond Fund is 2.25%. The remaining funds are not subject to a sales load.

Amounts designated as “-” are either not applicable or $0.

The accompanying notes are an integral part of the financial statements.

112	1.800.433.6884

California Intermediate Tax-Free Bond Fund	National Intermediate Tax-Free Bond Fund	Short Term Bond Fund	California Tax-Free Money Market Fund	Diversified Money Market Fund	U.S. Government Money Market Fund	100% U.S. Treasury Money Market Fund

$90,173,354	$62,882,504	$52,957,715	$460,264,767	$2,193,518,037	$576,229,750	$465,489,602
9,177,248	5,741,352	5,354,654	460,276,925	2,194,123,299	576,290,794	465,621,560

$9.83	$10.95	$9.89	$1.00	$1.00	$1.00	$1.00

$28,430,356	$7,107,718	$271,121	$674,649,913	$981,601,453	$80,235,423	$125,055,952
2,906,713	649,139	27,450	674,648,664	981,654,500	80,241,321	125,096,779

$9.78	$10.95	$9.88	$1.00	$1.00	$1.00	$1.00

$10.01	$11.20	$10.11	$1.00	$1.00	$1.00	$1.00

$3,254,149	$—	$—	$—	$—	$127,230	$—
332,962	—	—	—	—	127,473	—

$9.77	N/A	N/A	N/A	N/A	$1.00	N/A

$1,287,041	$—	$362,081	N/A	N/A	$251,274	$—
131,915	—	36,252	N/A	N/A	251,274	—

$9.76	N/A	$9.99	N/A	N/A	$1.00	N/A

N/A	$—	$—	$34,967,931	$333,994,573	$161,100,101	$168,508,911
N/A	—	—	34,962,486	333,325,522	161,065,594	168,583,597

N/A	N/A	N/A	$1.00	$1.00	$1.00	$1.00

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	113

statements of operations
For the Year Ended July 31, 2008

	Balanced Fund	Cognitive Value Fund	Core Equity Fund	Enhanced Growth Fund

Interest Income	$668,512	$39,975	$21,168	$49,975
Income from Investments in Affiliated Funds	—	—	—	—
Securities Lending Income	14,745	70,727	11,928	91,005
Dividend Income	490,817	1,644,764	2,824,772	912,824
Less: Foreign Taxes Withheld	(7,271)	(2,084)	(2,378)	(68,653)

Total Investment Income	1,166,803	1,753,382	2,855,490	985,151

Expenses:
Investment Adviser Fees	229,488	748,983	726,551	1,023,270
Shareholder Servicing Fees Fiduciary Shares	73,624	6,263	280,102	1,119
Shareholder Servicing Fees Class A Shares	16,624	5,361	15,083	2,905
Shareholder Servicing Fees Class B Shares	4,343	—	5,576	—
Administrative Fees	57,187	149,305	181,060	203,978
Custodian Fees	3,819	9,986	12,106	13,643
Trustees Fees	1,924	5,133	6,225	6,931
Chief Compliance Officer Fees	6,317	6,887	7,122	7,193
Distribution Fees Class A Shares	16,604	5,472	15,177	2,952
Distribution Fees Class B Shares	13,027	—	16,730	—
Distribution Fees Class C Shares	3,907	736	7,623	2,717
Registration Fees	12,639	20,743	22,609	22,375
Transfer Agent Fees	7,863	20,206	24,872	27,652
Printing Fees	3,860	10,133	12,399	13,807
Audit Fees	29,004	26,821	27,000	27,521
Legal Fees	2,707	6,904	8,482	9,524
Miscellaneous Fees	19,742	19,888	15,375	16,927

Total Expenses	502,679	1,042,821	1,384,092	1,382,514

Less: Waivers and Reduction of Expenses
Investment Adviser Fees	(55,689)	—	(56,864)	—
Shareholder Servicing Fees - Fiduciary Shares	(29,449)	(6,181)	(158,338)	(1,067)
Shareholder Servicing Fees - Class A Shares	(6,649)	(2,144)	(6,033)	(1,158)
Administrative Fees	(3,574)	(6,340)	(11,433)	(17,717)
Reduction of Expenses by Administrator (Note 3)	(3,109)	(8,119)	(9,844)	(11,092)
Reduction of Expenses by Former Sub-Administrator (Note 3)	(2,117)	(5,363)	(6,722)	(7,282)

Total Waivers and Reduction of Expenses	(100,587)	(28,147)	(249,234)	(38,316)

Total Net Expenses	402,092	1,014,674	1,134,858	1,344,198

Net Investment Income (Loss)	764,711	738,708	1,720,632	(359,047)

Net Realized Gain (Loss) on Investments	679,064	(3,749,175)	(8,901,105)	3,251,306
Net Realized Gain on Investments in Affiliated Funds	—	—	—	—
Net Realized Loss on Foreign Currency Transactions	—	—	—	—
Net Realized Loss on Futures Contracts	—	—	(128,184)	—
Net Realized Gain on Written Option Contracts	—	—	—	—
Capital Gain Distributions Received	—	—	—	—
Capital Gain Distributions Received from Affiliated Funds	—	—	—	—
Change in Unrealized Appreciation (Depreciation) on Investments	(3,588,696)	(8,873,442)	(11,208,262)	(15,989,122)
Change in Unrealized Appreciation (Depreciation) on Investments in Affiliated Funds	—	—	—	—
Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	—	—	—	—
Change in Unrealized Appreciation (Depreciation) on Foreign Currency Contracts	—	—	—	—
Change in Unrealized Appreciation (Depreciation) on Futures Contracts	—	—	24,700	—

Net Realized and Unrealized Loss on Investments	(2,909,632)	(12,622,617)	(20,212,851)	(12,737,816)

Decrease in Net Assets Resulting from Operations	$(2,144,921)	$(11,883,909)	$(18,492,219)	$(13,096,863)

The accompanying notes are an integral part of the financial statements.

114	1.800.433.6884

International Opportunities Fund	Large Cap Growth Fund	Large Cap Value Fund	Small Cap Advantage Fund	Small Cap Value Fund	Value Momentum Fund	Capital Growth Allocation Fund

$255,758	$132,422	$125,265	$42,901	$62,694	$78,389	$25,853
—	—	—	—	—	—	1,110,956
446,643	16,041	149,423	23,614	294,334	97,267	—
12,723,873	1,941,505	7,857,724	432,292	4,233,153	9,912,493	8,548
(1,112,190)	(22,832)	(30,348)	(1,750)	(5,529)	(167,412)	—

12,314,084	2,067,136	8,102,064	497,057	4,584,652	9,920,737	1,145,357

3,587,397	765,722	1,998,811	262,608	1,779,250	2,594,868	135,427
233,505	271,022	500,263	68,364	293,980	991,236	1,067
57,783	33,878	311,110	423	99,917	72,279	116,653
—	11,870	4,653	—	19,761	13,639	—
575,064	190,971	498,113	51,915	266,144	646,941	109,979
278,512	12,769	33,307	2,764	17,960	43,257	7,356
19,154	6,384	17,106	1,418	9,725	22,123	3,719
9,186	7,112	9,298	6,224	8,038	10,061	6,627
58,225	33,769	312,075	426	100,120	72,247	117,287
—	35,611	13,959	—	59,283	40,917	—
45,038	9,809	67,470	1,293	123,358	17,444	266,845
36,768	19,361	41,882	15,949	34,760	53,259	11,739
77,227	26,018	69,663	5,829	37,830	88,491	15,088
38,018	12,739	35,364	2,786	19,549	43,996	7,400
47,074	27,282	28,798	26,353	26,504	29,405	20,554
27,294	8,968	24,019	1,899	12,588	30,325	5,166
96,941	15,383	23,545	13,904	20,429	25,692	10,376

5,187,186	1,488,668	3,989,436	462,155	2,929,196	4,796,180	835,283

—	(24,209)	(170,498)	(63,662)	(42,921)	—	(107,235)
(125,318)	(139,161)	(215,832)	(42,983)	(121,239)	(424,596)	(875)
(46,226)	(13,551)	(124,443)	(169)	(39,967)	(28,912)	(93,323)
(32,801)	(11,416)	(32,326)	(2,413)	(20,132)	(39,977)	(6,698)
(31,277)	(10,385)	(27,081)	(2,247)	(14,463)	(35,246)	(6,005)

(19,860)	(6,894)	(18,942)	(1,440)	(10,966)	(23,612)	(4,022)

(255,482)	(205,616)	(589,122)	(112,914)	(249,688)	(552,343)	(218,158)

4,931,704	1,283,052	3,400,314	349,241	2,679,508	4,243,837	617,125

7,382,380	784,084	4,701,750	147,816	1,905,144	5,676,900	528,232

5,326,125	(2,486,169)	(16,990,359)	(3,747,548)	13,017,843	33,413,099	(52,946)
—	—	—	—	—	—	(213,238)
(391,800)	—	—	—	—	—	—
—	—	—	(109,849)	—	—	—
—	—	—	—	—	45,108	—
—	—	—	—	—	—	280,612
—	—	—	—	—	—	3,635,439
(53,621,953)	(9,100,570)	(36,620,459)	206,087	(49,229,695)	(94,650,635)	(599,188)

—	—	—	—	—	—	(12,187,201)

1,022	—	—	—	—	—	—

105,126	—	—	—	—	—	—

—	—	—	61,059	—	—	—

(48,581,480)	(11,586,739)	(53,610,818)	(3,590,251)	(36,211,852)	(61,192,428)	(9,136,522)

$(41,199,100)	$(10,802,655)	$(48,909,068)	$(3,442,435)	$(34,306,708)	$(55,515,528)	$(8,608,290)

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	115

statements of operations
For the Year Ended July 31, 2008

	Diversified Equity Allocation Fund	Growth & Income Allocation Fund	Income Plus Allocation Fund	Bond Fund

Interest Income	$—	$38,270	$11,264	$21,639,790
Income from Investments in Affiliated Funds	71,816	1,398,736	330,268	—
Securities Lending Income	—	—	—	161,929
Dividend Income	—	15,948	4,205	146,836

Total Investment Income	71,816	1,452,954	345,737	21,948,555

Expenses:
Investment Adviser Fees	10,803	121,869	20,022	1,966,278
Shareholder Servicing Fees Fiduciary Shares	158	144	384	891,379
Shareholder Servicing Fees Class A Shares	8,464	109,071	15,045	79,379
Shareholder Servicing Fees Class B Shares	—	—	—	12,062
Administrative Fees	30,892	99,030	16,237	587,842
Custodian Fees	589	6,559	1,086	39,487
Trustees Fees	306	3,339	531	19,299
Chief Compliance Officer Fees	6,007	6,557	6,066	9,269
Distribution Fees Class A Shares	8,543	109,757	15,145	78,918
Distribution Fees Class B Shares	—	—	—	36,187
Distribution Fees Class C Shares	24,582	227,186	47,147	899
Distribution Fees Class S Shares	—	—	—	—
Registration Fees	3,388	11,067	5,866	42,760
Transfer Agent Fees	1,254	13,458	2,258	78,107
Printing Fees	574	6,639	1,140	37,853
Audit Fees	19,947	20,485	20,042	32,150
Legal Fees	403	4,625	790	27,241
Miscellaneous Fees	8,319	10,121	8,498	36,212

Total Expenses	124,229	749,907	160,257	3,975,322

Less: Waivers and Reduction of Expenses
Investment Adviser Fees	(62,751)	(106,123)	(42,737)	(69,255)
Shareholder Servicing Fees - Fiduciary Shares	(128)	(115)	(307)	(651,849)
Shareholder Servicing Fees - Class A Shares	(7,214)	(87,257)	(12,036)	(57,153)
Shareholder Servicing Fees - Class S Shares (Note 3)	—	—	—	—
Administrative Fees	(496)	(5,950)	(1,018)	(32,940)
Reduction of Expenses by Administrator (Note 3)	(479)	(5,385)	(882)	(31,970)
Reduction of Expenses by Former Sub-Administrator (Note 3)	(308)	(3,559)	(600)	(20,107)

Total Waivers and Reduction of Expenses	(71,376)	(208,389)	(57,580)	(863,274)

Total Net Expenses	52,853	541,518	102,677	3,112,048

Net Investment Income	18,963	911,436	243,060	18,836,507

Net Realized Gain (Loss) on Investments	(22,866)	(51,186)	3,935	4,181,324
Net Realized Gain (Loss) on Investments in Affiliated Funds	(341,263)	(88,257)	51,606	—
Capital Gain Distributions Received	24,655	197,057	18,772	—
Capital Gain Distributions Received from Affiliated Funds	305,073	2,466,556	233,120	—
Change in Unrealized Appreciation (Depreciation) on Investments	(46,590)	(411,274)	(38,479)	(1,893,845)
Change in Unrealized Appreciation (Depreciation) on Investments in Affiliated Funds	(888,457)	(8,087,213)	(702,415)	—

Net Realized and Unrealized Gain (Loss) on Investments	(969,448)	(5,974,317)	(433,461)	2,287,479

Increase (Decrease) in Net Assets Resulting from Operations	$(950,485)	$(5,062,881)	$(190,401)	$21,123,986

Amounts designated as “-” are either not applicable or $0.

The accompanying notes are an integral part of the financial statements.

116	1.800.433.6884

California Intermediate Tax-Free Bond Fund	National Intermediate Tax-Free Bond Fund	Short Term Bond Fund	California Tax-Free Money Market Fund	Diversified Money Market Fund	U.S. Government Money Market Fund	100% U.S. Treasury Money Market Fund

$4,823,727	$2,779,946	$2,684,651	$24,225,630	$141,241,548	$28,516,710	$23,931,364
—	—	—	—	—	—	—
—	—	6,215	—	—	—	—
24,104	24,199	25,332	284,329	—	—	—

4,847,831	2,804,145	2,716,198	24,509,959	141,241,548	28,516,710	23,931,364

599,398	341,492	218,457	2,522,819	10,095,926	2,327,606	2,608,245
223,797	160,549	134,422	780,462	5,097,189	1,461,842	1,208,476
64,704	10,195	462	1,202,878	2,391,193	119,675	414,426
9,987	—	—	—	—	556	—
179,205	102,094	81,644	1,255,732	5,027,655	1,158,725	1,300,349
11,975	6,799	5,463	83,050	336,359	77,521	86,908
5,952	3,402	2,710	38,424	162,402	37,315	41,361
6,994	6,535	6,435	11,331	31,602	12,792	12,919
62,109	10,261	483	1,203,228	2,393,397	119,754	414,647
29,960	—	—	—	—	1,665	—
3,523	—	4,957	—	—	1,817	—
—	—	—	262,140	2,032,269	785,763	1,216,058
15,514	12,405	8,169	52,783	258,797	62,795	73,293
23,763	13,463	10,926	152,562	650,389	152,262	170,690
11,658	6,598	5,341	73,242	313,366	75,684	81,635
28,526	28,038	29,225	33,774	55,030	37,710	33,634
8,264	4,677	3,808	54,064	228,518	53,799	60,514
25,000	19,252	22,038	30,737	94,685	80,511	31,191

1,310,329	725,760	534,540	7,757,226	29,168,777	6,567,792	7,754,346

(336,932)	(364,984)	(45,012)	(425,258)	—	(102,964)	(40,767)
(179,038)	(128,440)	(116,995)	(624,371)	(4,079,963)	(1,169,478)	(966,784)
(51,764)	(8,156)	(370)	(962,308)	(1,912,961)	(95,740)	(331,542)
—	—	—	—	—	—	(4,971)
(10,202)	(5,778)	(4,740)	(54,170)	(253,920)	(60,578)	(69,464)
(9,745)	(5,552)	(4,440)	(68,353)	(273,641)	(63,072)	(70,690)

(6,137)	(3,470)	(2,846)	(34,132)	(157,837)	(37,003)	(42,484)

(593,818)	(516,380)	(174,403)	(2,168,592)	(6,678,322)	(1,528,835)	(1,526,702)

716,511	209,380	360,137	5,588,634	22,490,455	5,038,957	6,227,644

4,131,320	2,594,765	2,356,061	18,921,325	118,751,093	23,477,753	17,703,720

279,808	58,060	96,249	301	16,526	2,103	(78,003)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
1,197,542	730,258	377,216	—	—	—	—

—	—	—	—	—	—	—

1,477,350	788,318	473,465	301	16,526	2,103	(78,003)

$5,608,670	$3,383,083	$2,829,526	$18,921,626	$118,767,619	$23,479,856	$17,625,717

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	117

statements of changes in net assets
For the Years or Periods Ended July 31

	Balanced Fund		Cognitive Value Fund		Core Equity Fund

	2008	2007	2008	2007	2008	2007

Investment Activities:
Net Investment Income (Loss)	$764,711	$891,100	$738,708	$693,398	$1,720,632	$1,378,277
Net Realized Gain (Loss) on Investments, Foreign Currency Transactions and Futures Contracts	679,064	3,125,476	(3,749,175)	12,716,103	(9,029,289)	15,949,072
Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Currency Contracts, Futures Contracts and Foreign Currency Transactions	(3,588,696)	1,165,354	(8,873,442)	(2,104,665)	(11,183,562)	(44,430)

Net Increase (Decrease) in Net Assets Resulting From Operations	(2,144,921)	5,181,930	(11,883,909)	11,304,836	(18,492,219)	17,282,919

Dividends and Distributions to Shareholders:
Net Investment Income:
Fiduciary Shares	(598,182)	(736,853)	(20,975)	(19,585)	(1,644,259)	(1,302,253)
Class A Shares	(118,919)	(129,724)	(17,138)	(13,945)	(67,600)	(42,800)
Class B Shares	(21,026)	(32,572)	—	—	(15,270)	(11,413)
Class C Shares	(4,682)	(4,661)	(751)	—	(5,506)	(2,136)
Class M Shares	—	—	(850,305)	(458,010)	—	—
Capital Gains:
Fiduciary Shares	(2,573,430)	(1,063,806)	(259,284)	(444,959)	(4,186,989)	—
Class A Shares	(571,432)	(190,239)	(421,170)	(344,392)	(280,447)	—
Class B Shares	(161,457)	(78,320)	—	—	(85,827)	—
Class C Shares	(32,654)	(9,985)	(15,180)	(399)	(30,784)	—
Class M Shares	—	—	(10,921,490)	(10,512,057)	—	—

Total Dividends and Distributions	(4,081,782)	(2,246,160)	(12,506,293)	(11,793,347)	(6,316,682)	(1,358,602)

Change in Net Assets	(6,226,703)	2,935,770	(24,390,202)	(488,511)	(24,808,901)	15,924,317

Share Transactions: (Note 10)
Fiduciary Shares:
Proceeds from Shares Issued	3,125,391	4,486,965	925,979	3,225,929	10,598,170	22,208,648
Reinvestment of Dividends and Distributions	3,171,612	1,800,659	280,259	464,544	4,509,153	424,618
Cost of Shares Redeemed	(12,688,425)	(12,727,435)	(620,218)	(3,042,022)	(23,687,023)	(21,238,198)

Total Fiduciary Share Transactions	(6,391,422)	(6,439,811)	586,020	648,451	(8,579,700)	1,395,068

Class A Shares:
Proceeds from Shares Issued	628,284	1,080,124	389,843	3,616,681	2,310,666	6,773,570
Reinvestment of Dividends and Distributions	648,889	306,152	428,204	356,007	335,841	41,041
Cost of Shares Redeemed	(1,696,931)	(1,529,962)	(3,139,978)	(358,661)	(6,537,798)	(1,273,155)

Total Class A Share Transactions	(419,758)	(143,686)	(2,321,931)	3,614,027	(3,891,291)	5,541,456

Class B Shares:
Proceeds from Shares Issued	10,452	116	—	—	2,993	10,085
Reinvestment of Dividends and Distributions	173,955	106,304	—	—	96,171	10,879
Cost of Shares Redeemed	(878,769)	(1,098,499)	—	—	(432,106)	(438,083)

Total Class B Share Transactions	(694,362)	(992,079)	—	—	(332,942)	(417,119)

Class C Shares:
Proceeds from Shares Issued	23,776	40,793	117,517	41,397	130,471	571,030
Reinvestment of Dividends and Distributions	36,872	14,449	15,513	399	32,684	1,997
Cost of Shares Redeemed	(14,332)	(22,513)	(82,184)	(13,084)	(145,866)	(108,265)

Total Class C Share Transactions	46,316	32,729	50,846	28,712	17,289	464,762

Class M Shares
Proceeds from Shares Issued	—	—	8,043,830	7,224,545	—	—
Reinvestment of Dividends and Distributions	—	—	10,813,447	10,101,218	—	—
Cost of Shares Redeemed	—	—	(7,919,756)	(5,632,339)	—	—

Total Class M Share Transactions	—	—	10,937,521	11,693,424	—	—

Net Increase (Decrease) in Net Assets From Share
Transactions	(7,459,226)	(7,542,847)	9,252,456	15,984,614	(12,786,644)	6,984,167
Redemption Fees	—	—	14	—	—	—

Total Increase (Decrease) in Net Assets	(13,685,929)	(4,607,077)	(15,137,732)	15,496,103	(37,595,545)	22,908,484

Net Assets:
Beginning of Period	43,456,250	48,063,327	109,361,836	93,865,733	139,404,266	116,495,782

End of Period	$29,770,321	$43,456,250	$94,224,104	$109,361,836	$101,808,721	$139,404,266

Undistributed Net Investment Income/(Accumulated Net Investment Loss)	$18,669	$(1)	$334,768	$484,796	$14,570	$27,053

Amounts designated as “—” are either not applicable or $0.

(1) Commenced operations on March 1, 2007.

The accompanying notes are an integral part of the financial statements.

118	1.800.433.6884

Enhanced Growth Fund		International Opportunities Fund		Large Cap Growth Fund		Large Cap Value Fund		Small Cap Advantage Fund

2008	2007	2008	2007	2008	2007	2008	2007	2008	2007(1)

$(359,047)	$(489,399)	$7,382,380	$4,325,005	$784,084	$448,206	$4,701,750	$4,578,764	$147,816	$60,448

3,251,306	2,546,547	4,934,325	13,901,978	(2,486,169)	17,228,407	(16,990,359)	35,740,551	(3,857,397)	237,463

(15,989,122)	28,893,468	(53,515,805)	53,746,680	(9,100,570)	329,037	(36,620,459)	(1,506,296)	267,146	(2,300,377)

(13,096,863)	30,950,616	(41,199,100)	71,973,663	(10,802,655)	18,005,650	(48,909,068)	38,813,019	(3,442,435)	(2,002,466)

—	—	(1,557,180)	(351,844)	(612,098)	(129,821)	(3,123,638)	(2,719,886)	(185,401)	—
—	—	(421,767)	(85,929)	(33,690)	—	(1,583,140)	(1,680,555)	(716)	—
—	—	—	—	—	—	(13,835)	(19,958)	—	—
—	—	(47,637)	(21,374)	—	—	(50,215)	(48,662)	(109)	—
—	—	(4,580,870)	(3,460,758)	—	—	—	—	—	—

—	—	(3,365,074)	(2,072,362)	—	—	(12,374,769)	—	(184,805)	—
—	—	(797,403)	(387,741)	—	—	(8,253,204)	—	(1,350)	—
—	—	—	—	—	—	(123,082)	—	—	—
—	—	(158,552)	(159,641)	—	—	(438,425)	—	(900)	—
—	—	(10,071,483)	(20,526,030)	—	—	—	—	—	—

—	—	(20,999,966)	(27,065,679)	(645,788)	(129,821)	(25,960,308)	(4,469,061)	(373,281)	—

(13,096,863)	30,950,616	(62,199,066)	44,907,984	(11,448,443)	17,875,829	(74,869,376)	34,343,958	(3,815,716)	(2,002,466)

1,882,737	—	70,889,408	42,890,832	17,815,194	25,197,333	40,553,818	71,061,501	9,631,997	30,700,256
—	—	3,592,091	2,206,382	376,987	84,040	13,608,104	1,968,995	257,162	—
(90,689)	—	(20,857,487)	(3,366,727)	(26,559,131)	(32,829,080)	(50,718,501)	(43,646,006)	(6,704,321)	(1,148,365)

1,792,048	—	53,624,012	41,730,487	(8,366,950)	(7,547,707)	3,443,421	29,384,490	3,184,838	29,551,891

2,645,712	173,631	20,885,813	12,271,605	2,308,116	1,566,666	37,627,328	39,993,616	131,054	126,181
—	—	1,133,661	401,573	29,820	—	8,647,989	1,510,361	1,958	—
(1,892,697)	(760)	(14,740,166)	(1,408,734)	(3,982,113)	(5,191,511)	(132,353,231)	(37,602,437)	(57,363)	(40)

753,015	172,871	7,279,308	11,264,444	(1,644,177)	(3,624,845)	(86,077,914)	3,901,540	75,649	126,141

—	—	—	—	64,973	61	16,503	149,835	—	—
—	—	—	—	—	—	113,767	15,911	—	—
—	—	—	—	(2,241,826)	(2,596,803)	(898,633)	(1,039,084)	—	—

—	—	—	—	(2,176,853)	(2,596,742)	(768,363)	(873,338)	—	—

426,154	7,500	2,978,944	2,404,281	298,726	238,544	1,215,670	2,145,081	28,800	144,590
—	—	183,873	153,459	—	—	470,304	45,245	1,009	—
(98,511)	(2,505)	(922,133)	(398,326)	(528,783)	(615,075)	(2,633,446)	(995,878)	(8,263)	(124)

327,643	4,995	2,240,684	2,159,414	(230,057)	(376,531)	(947,472)	1,194,448	21,546	144,466

7,751,925	10,616,413	16,889,453	27,034,403	—	—	—	—	—	—
—	—	13,109,650	20,931,447	—	—	—	—	—	—
(10,553,601)	(24,430,782)	(29,857,174)	(14,596,015)	—	—	—	—	—	—

(2,801,676)	(13,814,369)	141,929	33,369,835	—	—	—	—	—	—

71,030	(13,636,503)	63,285,933	88,524,180	(12,418,037)	(14,145,825)	(84,350,328)	33,607,140	3,282,033	29,822,498
—	—	1,837	3,092	—	—	—	—	—	—

(13,025,833)	17,314,113	1,088,704	133,435,256	(23,866,480)	3,730,004	(159,219,704)	67,951,098	(533,683)	27,820,032

138,046,785	120,732,672	351,674,092	218,238,836	131,815,567	128,085,563	379,445,235	311,494,137	27,820,032	—

$125,020,952	$138,046,785	$352,762,796	$351,674,092	$107,949,087	$131,815,567	$220,225,531	$379,445,235	$27,286,349	$27,820,032

$(171,067)	$(221,702)	$3,572,442	$2,063,230	$463,255	$324,959	$41,924	$111,747	$33,539	$71,974

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	119

statements of changes in net assets
For the Years or Periods Ended July 31

	Small Cap Value Fund Fund		Value Momentum Fund		Capital Growth Allocation Fund

	2008	2007	2008	2007	2008	2007(1)

Investment Activities:
Net Investment Income	$1,905,144	$2,960,358	$5,676,900	$6,910,289	$528,232	$511,053
Net Realized Gain (Loss) on Investments, Affiliated Funds, Written Option Contracts and Capital Gains Distributions Received	13,017,843	26,206,899	33,458,207	73,244,417	3,649,867	2,748,204
Change in Unrealized Appreciation (Depreciation) on Investments and Investments in Affiliated Funds	(49,229,695)	(10,683,976)	(94,650,635)	(4,595,900)	(12,786,389)	4,299,886

Net Increase (Decrease) in Net Assets Resulting From Operations	(34,306,708)	18,483,281	(55,515,528)	75,558,806	(8,608,290)	7,559,143

Dividends and Distributions to Shareholders:
Net Investment Income:
Fiduciary Shares	(1,806,530)	(1,975,293)	(5,345,956)	(6,450,497)	(8,196)	(5,289)
Class A Shares	(455,683)	(488,425)	(323,024)	(378,635)	(614,395)	(655,164)
Class B Shares	(43,898)	(29,840)	(32,482)	(51,816)	—	—
Class C Shares	(41,866)	(72,266)	(11,872)	(13,646)	(208,112)	(261,181)
Capital Gains:
Fiduciary Shares	(24,571,923)	(22,033,563)	(65,186,187)	(43,691,569)	(22,616)	(3,207)
Class A Shares	(8,292,679)	(7,487,917)	(4,803,116)	(3,126,355)	(1,781,653)	(531,052)
Class B Shares	(1,784,059)	(1,616,487)	(993,096)	(724,810)	—	—
Class C Shares	(2,839,204)	(2,582,079)	(315,409)	(172,460)	(1,072,021)	(284,659)

Total Dividends and Distributions	(39,835,842)	(36,285,870)	(77,011,142)	(54,609,788)	(3,706,993)	(1,740,552)

Change in Net Assets	(74,142,550)	(17,802,589)	(132,526,670)	20,949,018	(12,315,283)	5,818,591

Share Transactions: (Note 10)
Fiduciary Shares:
Proceeds from Shares Issued	18,300,982	75,693,443	43,505,612	59,373,392	20,100	771,645
Reinvestment of Dividends and Distributions	23,749,545	21,292,202	67,114,220	46,663,852	30,812	8,496
Cost of Shares Redeemed	(90,830,837)	(70,158,547)	(106,727,515)	(113,573,375)	(568,773)	—

Total Fiduciary Share Transactions	(48,780,310)	26,827,098	3,892,317	(7,536,131)	(517,861)	780,141

Class A Shares:
Proceeds from Shares Issued	12,389,502	19,350,832	3,402,181	5,108,799	6,918,094	22,758,863
Reinvestment of Dividends and Distributions	6,601,959	6,346,020	4,682,254	3,160,127	2,234,777	1,049,998
Cost of Shares Redeemed	(26,394,709)	(27,236,688)	(6,084,641)	(7,922,856)	(11,360,565)	(9,477,036)

Total Class A Share Transactions	(7,403,248)	(1,539,836)	1,999,794	346,070	(2,207,694)	14,331,825

Class B Shares:
Proceeds from Shares Issued	39,303	87,418	134,295	234,202	—	—
Reinvestment of Dividends and Distributions	1,707,925	1,526,263	1,014,863	754,575	—	—
Cost of Shares Redeemed	(3,716,305)	(3,047,002)	(2,349,229)	(1,977,634)	—	—

Total Class B Share Transactions	(1,969,077)	(1,433,321)	(1,200,071)	(988,857)	—	—

Class C Shares:
Proceeds from Shares Issued	1,525,936	5,833,477	278,294	680,160	6,580,925	14,515,519
Reinvestment of Dividends and Distributions	2,700,131	2,486,524	304,006	163,538	1,121,083	516,722
Cost of Shares Redeemed	(10,764,595)	(5,558,125)	(556,473)	(284,172)	(11,554,719)	(3,593,989)

Total Class C Share Transactions	(6,538,528)	2,761,876	25,827	559,526	(3,852,711)	11,438,252

Net Increase (Decrease) in Net Assets From
Share Transactions	(64,691,163)	26,615,817	4,717,867	(7,619,392)	(6,578,266)	26,550,218

Redemption Fees	2,686	8,757	—	—	—	107

Total Increase (Decrease) in Net Assets	(138,831,027)	8,821,985	(127,808,803)	13,329,626	(18,893,549)	32,368,916

Net Assets:
Beginning of Period	269,571,972	260,749,987	486,369,207	473,039,581	79,986,680	47,617,764

End of Period	$130,740,945	$269,571,972	$358,560,404	$486,369,207	$61,093,131	$79,986,680

Undistributed Net Investment Income/(Accumulated Net Investment Loss)	$748,263	$1,192,308	$26,365	$35,830	$8,482	$—

Amounts designated as “—” are either not applicable or $0.

(1) Commenced operations on March 1, 2007.

(2) Commenced operations on November 15, 2006.

The accompanying notes are an integral part of the financial statements.

120	1.800.433.6884

Diversified Equity Allocation Fund		Growth & Income Allocation Fund		Income Plus Allocation Fund		Bond Fund		California Intermediate Tax-free Bond Fund

2008	2007(2)	2008	2007(1)	2008	2007(1)	2008	2007	2008	2007

$18,963	$1,102	$911,436	$899,183	$243,060	$177,778	$18,836,507	$19,218,728	$4,131,320	$4,616,722

(34,401)	47,927	2,524,170	1,848,701	307,433	138,927	4,181,324	2,400,503	279,808	193,012

(935,047)	30,459	(8,498,487)	3,286,386	(740,894)	250,353	(1,893,845)	(446,132)	1,197,542	(669,331)

(950,485)	79,488	(5,062,881)	6,034,270	(190,401)	567,058	21,123,986	21,173,099	5,608,670	4,140,403

(340)	(1,204)	(744)	(9)	(3,934)	(1,279)	(17,088,169)	(17,190,872)	(3,207,495)	(3,448,761)
(34,104)	(11,231)	(843,906)	(891,157)	(164,145)	(123,948)	(1,461,916)	(1,554,722)	(869,405)	(1,103,139)
—	—	—	—	—	—	(188,596)	(246,229)	(105,912)	(139,122)
(18,550)	(1,458)	(278,630)	(262,841)	(95,714)	(60,518)	(5,151)	(4,291)	(14,100)	(12,199)

(228)	—	(14)	(6)	(2,102)	(6)	—	—	(118,082)	(343,148)
(23,837)	—	(1,217,369)	(481,039)	(127,920)	(63,753)	—	—	(32,723)	(119,479)
—	—	—	—	—	—	—	—	(5,564)	(19,073)
(17,206)	—	(643,870)	(189,246)	(92,553)	(37,981)	—	—	(299)	(1,533)

(94,265)	(13,893)	(2,984,533)	(1,824,298)	(486,368)	(287,485)	(18,743,832)	(18,996,114)	(4,353,580)	(5,186,454)

(1,044,750)	65,595	(8,047,414)	4,209,972	(676,769)	279,573	2,380,154	2,176,985	1,255,090	(1,046,051)

16,214	184,030	101,700	100,500	141,000	103,525	58,947,024	58,092,338	13,476,448	7,433,010
568	1,204	674	15	1,508	18	8,677,162	8,148,555	365,583	556,784
(187,956)	(3,522)	(507)	(103,043)	(135,192)	—	(78,090,102)	(111,609,697)	(14,461,070)	(12,613,635)

(171,174)	181,712	101,867	(2,528)	7,316	103,543	(10,465,916)	(45,368,804)	(619,039)	(4,623,841)

2,149,349	5,173,724	8,006,833	19,192,005	2,742,115	2,545,245	5,275,215	1,444,632	7,610,505	980,454
38,049	3,292	1,891,738	1,237,034	221,157	131,331	1,154,337	1,166,267	601,011	836,755
(3,870,656)	(380,893)	(14,471,894)	(7,316,804)	(2,769,636)	(1,046,116)	(6,460,829)	(7,221,848)	(7,546,668)	(11,577,770)

(1,683,258)	4,796,123	(4,573,323)	13,112,235	193,636	1,630,460	(31,277)	(4,610,949)	664,848	(9,760,561)

—	—	—	—	—	—	70,794	32,340	104	158
—	—	—	—	—	—	155,662	206,210	81,252	114,535
—	—	—	—	—	—	(1,576,015)	(1,620,997)	(1,205,874)	(1,091,282)

—	—	—	—	—	—	(1,349,559)	(1,382,447)	(1,124,518)	(976,589)

1,388,056	2,086,006	4,142,076	12,347,673	4,383,322	1,976,238	168,123	20,000	1,061,398	75,000
34,582	1,449	884,609	419,281	117,061	68,298	2,146	1,747	11,876	12,274
(563,253)	(91,293)	(5,054,288)	(2,750,720)	(4,843,928)	(458,248)	(76,863)	(10,131)	(41,923)	(365,800)

859,385	1,996,162	(27,603)	10,016,234	(343,545)	1,586,288	93,406	11,616	1,031,351	(278,526)

(995,047)	6,973,997	(4,499,059)	23,125,941	(142,593)	3,320,291	(11,753,346)	(51,350,584)	(47,358)	(15,639,517)

—	—	—	40	—	—	—	—	—	—

(2,039,797)	7,039,592	(12,546,473)	27,335,953	(819,362)	3,599,864	(9,373,192)	(49,173,599)	1,207,732	(16,685,568)

7,039,592	—	70,514,378	43,178,425	9,337,019	5,737,155	389,357,473	438,531,072	121,937,168	138,622,736

$4,999,795	$7,039,592	$57,967,905	$70,514,378	$8,517,657	$9,337,019	$379,984,281	$389,357,473	$123,144,900	$121,937,168

$—	$—	$53,193	$44,162	$13,715	$15,365	$619,115	$680,041	$20,126	$86,333

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	121

statements of changes in net assets
For the Years or Periods Ended July 31

	National Intermediate Tax-free Bond Fund		Short Term Bond Fund		California Tax-free Money Market Fund

	2008	2007	2008	2007	2008	2007

Investment Activities:
Net Investment Income	$2,594,765	$2,953,262	$2,356,061	$1,942,804	$18,921,325	$16,649,889
Net Realized Gain (Loss) on Investments	58,060	49,891	96,249	(46,717)	301	1,420
Change in Unrealized Appreciation (Depreciation) on Investments	730,258	(246,371)	377,216	258,323	—	—

Net Increase in Net Assets Resulting From Operations	3,383,083	2,756,782	2,829,526	2,154,410	18,921,626	16,651,309

Dividends and Distributions to Shareholders:
Net Investment Income:
Fiduciary Shares	(2,478,587)	(2,888,523)	(2,347,590)	(1,845,921)	(7,638,900)	(6,840,521)
Class A Shares	(154,416)	(118,791)	(7,650)	(34,016)	(10,291,296)	(8,533,543)
Class B Shares	—	—	—	—	—	—
Class C Shares	—	(613)	(21,396)	(72,418)	—	—
Class S Shares	—	—	—	—	(991,129)	(1,277,172)
Capital Gains:
Fiduciary Shares	(33,463)	(261,177)	—	—	—	—
Class A Shares	(1,778)	(11,518)	—	—	—	—
Class C Shares	—	(90)	—	—	—	—

Total Dividends and Distributions	(2,668,244)	(3,280,712)	(2,376,636)	(1,952,355)	(18,921,325)	(16,651,236)

Change in Net Assets	714,839	(523,930)	452,890	202,055	301	73

Share Transactions: (Note 10)
Fiduciary Shares:
Proceeds from Shares Issued	6,206,552	2,587,977	18,879,573	24,507,542	846,130,227	641,908,098
Reinvestment of Dividends and Distributions	63,924	266,143	1,348,615	1,084,986	1,861	1,014
Cost of Shares Redeemed	(11,988,595)	(9,864,583)	(22,345,654)	(7,634,390)	(612,450,912)	(592,038,647)

Total Fiduciary Share Transactions	(5,718,119)	(7,010,463)	(2,117,466)	17,958,138	233,681,176	49,870,465

Class A Shares:
Proceeds from Shares Issued	5,741,524	880,911	176,868	1,991,862	1,282,339,617	483,967,866
Reinvestment of Dividends and Distributions	138,326	112,660	5,061	25,441	10,287,649	8,529,305
Cost of Shares Redeemed	(1,938,779)	(727,836)	(63,907)	(2,981,375)	(947,695,908)	(441,219,556)

Total Class A Share Transactions	3,941,071	265,735	118,022	(964,072)	344,931,358	51,277,615

Class B Shares:
Proceeds from Shares Issued	—	—	—	—	—	—
Reinvestment of Dividends and Distributions	—	—	—	—	—	—
Cost of Shares Redeemed	—	—	—	—	—	—

Total Class B Share Transactions	—	—	—	—	—	—

Class C Shares:
Proceeds from Shares Issued	—	—	167,994	75,249	—	—
Reinvestment of Dividends and Distributions	—	702	4,249	3,267	—	—
Cost of Shares Redeemed	(8,603)	(19,750)	(1,433,752)	(994,935)	—	—

Total Class C Share Transactions	(8,603)	(19,048)	(1,261,509)	(916,419)	—	—

Class S Shares
Proceeds from Shares Issued	—	—	—	—	214,722,740	216,148,100
Reinvestment of Dividends and Distributions	—	—	—	—	991,129	1,277,181
Cost of Shares Redeemed	—	—	—	—	(237,466,586)	(201,457,024)

Total Class S Share Transactions	—	—	—	—	(21,752,717)	15,968,257

Net Increase (Decrease) in Net Assets From Share Transactions	(1,785,651)	(6,763,776)	(3,260,953)	16,077,647	556,859,817	117,116,337

Total Increase (Decrease) in Net Assets	(1,070,812)	(7,287,706)	(2,808,063)	16,279,702	556,860,118	117,116,410

Net Assets:
Beginning of Year	71,061,034	78,348,740	56,398,980	40,119,278	613,022,493	495,906,083

End of Year	$69,990,222	$71,061,034	$53,590,917	$56,398,980	$1,169,882,611	$613,022,493

Undistributed Net Investment Income/(Accumulated Net Investment Loss)	$19,116	$57,340	$15,005	$45,084	$314	$—

Amounts designated as “—” are either not applicable or $0.

The accompanying notes are an integral part of the financial statements.

122	1.800.433.6884

Diversified Money Market Fund		U.S. Government Money Market Fund		100% U.S. Treasury Money Market Fund

2008	2007	2008	2007	2008	2007

$118,751,093	$136,702,094	$23,477,753	$26,998,416	$17,703,720	$31,862,276
16,526	131,400	2,103	—	(78,003)	9,280
—	—	—	—	—	—

118,767,619	136,833,494	23,479,856	26,998,416	17,625,717	31,871,556

(74,488,020)	(83,000,325)	(18,327,352)	(20,509,895)	(10,472,476)	(16,054,030)
(32,172,790)	(35,767,770)	(1,397,750)	(1,430,525)	(3,317,330)	(5,596,812)
—	—	(5,990)	(22,899)	—	—
—	—	(4,205)	(5,031,848)	—	—
(12,090,283)	(17,933,999)	(3,742,456)	(3,249)	(3,913,914)	(10,211,434)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(118,751,093)	(136,702,094)	(23,477,753)	(26,998,416)	(17,703,720)	(31,862,276)

16,526	131,400	2,103	—	(78,003)	9,280

4,327,811,865	4,525,094,725	4,204,228,557	3,562,106,051	2,153,237,219	2,256,237,927
15,723,323	19,336,001	278,761	378,569	476,152	788,652
(3,914,585,355)	(4,703,462,103)	(4,085,080,590)	(3,612,255,185)	(2,022,392,025)	(2,314,728,890)

428,949,833	(159,031,377)	119,426,728	(49,770,565)	131,321,346	(57,702,311)

921,690,597	894,427,558	218,625,558	127,289,013	420,820,826	428,419,395
32,024,956	35,490,871	1,397,049	1,430,284	3,317,198	5,596,808
(765,088,384)	(861,893,926)	(173,347,595)	(127,913,020)	(450,945,975)	(459,648,183)

188,627,169	68,024,503	46,675,012	806,277	(26,807,951)	(25,631,980)

—	—	47,375	42,387	—	—
—	—	5,485	21,843	—	—
—	—	(358,009)	(411,983)	—	—

—	—	(305,149)	(347,753)	—	—

—	—	489,763	122,686	—	—
—	—	4,154	3,121	—	—
—	—	(271,635)	(157,751)	—	—

—	—	222,282	(31,944)	—	—

966,908,639	1,087,759,012	902,215,809	731,413,982	1,138,854,924	1,169,539,862
12,090,280	17,934,002	3,742,080	5,031,848	3,913,913	10,211,437
(1,017,415,877)	(1,197,713,805)	(873,538,994)	(700,791,388)	(1,203,145,682)	(1,182,673,909)

(38,416,958)	(92,020,791)	32,418,895	35,654,442	(60,376,845)	(2,922,610)

579,160,044	(183,027,665)	198,437,768	(13,689,543)	44,136,550	(86,256,901)

579,176,570	(182,896,265)	198,439,871	(13,689,543)	44,058,547	(86,247,621)

2,929,937,493	3,112,833,758	619,503,907	633,193,450	714,995,918	801,243,539

$3,509,114,063	$2,929,937,493	$817,943,778	$619,503,907	$759,054,465	$714,995,918

$—	$(1)	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	123

financial highlights
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended July 31 (unless otherwise indicated)

					Dividends and Distributions
		Investment Activities

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees

Balanced Fund

Fiduciary Shares
2008	$14.95	$0.292	$(1.141)	$(0.849)	$(0.285)	$(1.236)	$(1.521)	$—
2007	14.06	0.296	1.300	1.596	(0.301)	(0.405)	(0.706)	—
2006	13.81	0.257	0.258	0.515	(0.265)	—	(0.265)	—
2005	12.90	0.267	0.922	1.189	(0.279)	—	(0.279)	—
2004	12.10	0.171	0.796	0.967	(0.167)	—	(0.167)	—

Class A Shares
2008	$14.92	$0.256	$(1.130)	$(0.874)	$(0.250)	$(1.236)	$(1.486)	$—
2007	14.04	0.260	1.291	1.551	(0.266)	(0.405)	(0.671)	—
2006	13.79	0.224	0.258	0.482	(0.232)	—	(0.232)	—
2005	12.88	0.228	0.929	1.157	(0.247)	—	(0.247)	—
2004	12.09	0.138	0.787	0.925	(0.135)	—	(0.135)	—

Class B Shares
2008	$14.87	$0.175	$(1.123)	$(0.948)	$(0.166)	$(1.236)	$(1.402)	$—
2007	14.00	0.170	1.282	1.452	(0.177)	(0.405)	(0.582)	—
2006	13.75	0.138	0.259	0.397	(0.147)	—	(0.147)	—
2005	12.85	0.142	0.920	1.062	(0.162)	—	(0.162)	—
2004	12.06	0.054	0.791	0.845	(0.055)	—	(0.055)	—

Class C Shares
2008	$14.85	$0.171	$(1.128)	$(0.957)	$(0.167)	$(1.236)	$(1.403)	$—
2007	13.98	0.171	1.284	1.455	(0.180)	(0.405)	(0.585)	—
2006	13.73	0.138	0.261	0.399	(0.149)	—	(0.149)	—
2005	12.84	0.142	0.910	1.052	(0.162)	—	(0.162)	—
2004	12.06	0.053	0.789	0.842	(0.062)	—	(0.062)	—

Cognitive Value Fund

Fiduciary Shares
2008	$13.03	$0.082	$(1.405)	$(1.323)	$(0.097)	$(1.380)	$(1.477)	$—
2007	13.03	0.078	1.475	1.553	(0.059)	(1.494)	(1.553)	—
2006 (1)	13.38	0.011	(0.361)	(0.350)	—	—	—	—

Class A Shares
2008	$12.97	$0.041	$(1.390)	$(1.349)	$(0.051)	$(1.380)	$(1.431)	$—
2007	13.02	0.037	1.461	1.498	(0.054)	(1.494)	(1.548)	—
2006 (2)	13.53	0.029	(0.539)	(0.510)	—	—	—	—

Class C Shares
2008	$12.89	$(0.029)	$(1.380)	$(1.409)	$(0.061)	$(1.380)	$(1.441)	$—
2007	12.98	(0.043)	1.447	1.404	—	(1.494)	(1.494)	—
2006 (2)	13.53	(0.013)	(0.537)	(0.550)	—	—	—	—

Class M Shares
2008	$13.02	$0.084	$(1.407)	$(1.323)	$(0.097)	$(1.380)	$(1.477)	$—
2007	13.02	0.088	1.465	1.553	(0.059)	(1.494)	(1.553)	—
2006 (3)	13.59	0.056	1.155	1.211	(0.033)	(1.748)	(1.781)	—
2005 (4)	12.79	0.03	2.08	2.11	(0.03)	(1.28)	(1.31)	—
2004 (4)	10.56	0.01	2.22	2.23	—	—	—	—
2003 (4)	8.43	(0.01)	2.16	2.15	(0.01)	(0.01)	(0.02)	—

					Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets

	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets

							Portfolio Turnover Rate

Balanced Fund

Fiduciary Shares
2008	$12.58	(6.52)%	$22,274	0.96%	1.23%	2.09%	28%
2007	14.95	11.47	33,427	0.94	1.12	1.99	23
2006	14.06	3.77	37,571	0.92	1.10	1.85	16
2005	13.81	9.32	59,278	0.95	1.19	2.00	57
2004	12.90	8.01	118,555	0.94	1.12	1.32	97

Class A Shares
2008	$12.56	(6.69)%	$5,829	1.21%	1.48%	1.84%	28%
2007	14.92	11.14	7,359	1.19	1.37	1.75	23
2006	14.04	3.52	7,065	1.17	1.34	1.61	16
2005	13.79	9.07	7,408	1.21	1.45	1.71	57
2004	12.88	7.66	7,172	1.19	1.37	1.07	97

Class B Shares
2008	$12.52	(7.21)%	$1,295	1.80%	1.97%	1.25%	28%
2007	14.87	10.44	2,277	1.79	1.87	1.15	23
2006	14.00	2.90	3,089	1.79	1.85	0.99	16
2005	13.75	8.31	3,759	1.86	1.95	1.07	57
2004	12.85	7.02	4,364	1.84	1.87	0.42	97

Class C Shares
2008	$12.49	(7.29)%	$373	1.81%	1.98%	1.24%	28%
2007	14.85	10.48	393	1.79	1.87	1.15	23
2006	13.98	2.92	338	1.79	1.85	0.99	16
2005	13.73	8.24	334	1.86	1.95	1.07	57
2004	12.84	6.99	327	1.84	1.87	0.42	97

Cognitive Value Fund

Fiduciary Shares
2008	$10.23	(10.97)%	$2,294	1.01%	1.28%	0.75%	109%
2007	13.03	11.97	2,270	0.94	1.23	0.58	103
2006 (1)	13.03	(2.62)	1,728	0.39 *	0.39 *	1.08 *	76

Class A Shares
2008	$10.19	(11.22)%	$509	1.41%	1.53%	0.35%	109%
2007	12.97	11.52	3,766	1.34	1.48	0.28	103
2006 (2)	13.02	(3.77)	483	0.94 *	0.94 *	0.67 *	76

Class C Shares
2008	$10.04	(11.81)%	$50	2.02%	2.05%	(0.27)%	109%
2007	12.89	10.79	31	1.97	2.01	(0.32)	103
2006 (2)	12.98	(4.07)	3	1.86 *	1.86 *	(0.29)*	76

Class M Shares
2008	$10.22	(10.98)%	$91,371	1.01%	1.03%	0.75%	109%
2007	13.02	11.98	103,295	0.94	0.97	0.65	103
2006 (3)	13.02	10.13	91,652	1.00 *	1.02 *	0.51 *	76
2005 (4)	13.59	17.14	86,500	1.09	1.09	0.25	59
2004 (4)	12.79	21.12	73,300	1.14	1.14	0.06	76
2003 (4)	10.56	25.55	77,100	1.17	1.17	(0.07)	65

The accompanying notes are an integral part of the financial statements.

124	1.800.433.6884

					Dividends and Distributions
		Investment Activities

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees

Core Equity Fund

Fiduciary Shares
2008	$9.96	$0.132	$(1.502)	$(1.370)	$(0.133)	$(0.337)	$(0.470)	$—
2007	8.78	0.104	1.178	1.282	(0.102)	—	(0.102)	—
2006	8.10	0.088	0.680	0.768	(0.088)	—	(0.088)	—
2005	7.36	0.101	0.738	0.839	(0.099)	—	(0.099)	—
2004	6.73	0.029	0.630	0.659	(0.029)	—	(0.029)	—

Class A Shares
2008	$9.93	$0.108	$(1.495)	$(1.387)	$(0.106)	$(0.337)	$(0.443)	$—
2007	8.76	0.072	1.175	1.247	(0.077)	—	(0.077)	—
2006	8.09	0.066	0.672	0.738	(0.068)	—	(0.068)	—
2005	7.34	0.076	0.751	0.827	(0.077)	—	(0.077)	—
2004	6.72	0.010	0.626	0.636	(0.016)	—	(0.016)	—

Class B Shares
2008	$9.74	$0.050	$(1.473)	$(1.423)	$(0.060)	$(0.337)	$(0.397)	$—
2007	8.61	0.018	1.152	1.170	(0.040)	—	(0.040)	—
2006	7.95	0.014	0.671	0.685	(0.025)	—	(0.025)	—
2005	7.23	0.032	0.732	0.764	(0.044)	—	(0.044)	—
2004	6.66	(0.037)	0.609	0.572	(0.002)	—	(0.002)	—

Class C Shares
2008	$9.74	$0.052	$(1.472)	$(1.420)	$(0.063)	$(0.337)	$(0.400)	$—
2007	8.61	0.013	1.155	1.168	(0.038)	—	(0.038)	—
2006	7.96	0.014	0.661	0.675	(0.025)	—	(0.025)	—
2005	7.24	0.030	0.735	0.765	(0.045)	—	(0.045)	—
2004 (5)	7.16	(0.030)	0.112	0.082	(0.002)	—	(0.002)	—

Enhanced Growth Fund

Fiduciary Shares
2008 (6)	$9.29	$(0.022)	$(0.008)	$(0.030)	$—	$—	$—	$—

Class A Shares
2008	$10.17	$(0.065)	$(0.935)	$(1.000)	$—	$—	$—	$—
2007	8.05	(0.075)	2.195	2.120	—	—	—	—
2006 (2)	9.29	(0.029)	(1.211)	(1.240)	—	—	—	—

Class C Shares
2008	$10.12	$(0.123)	$(0.927)	$(1.050)	$—	$—	$—	$—
2007	8.06	(0.133)	2.193	2.060	—	—	—	—
2006 (2)	9.29	(0.025)	(1.205)	(1.230)	—	—	—	—

Class M Shares
2008	$10.24	$(0.026)	$(0.944)	$(0.970)	$—	$—	$—	$—
2007	8.07	(0.035)	2.205	2.170	—	—	—	—
2006 (3)	8.78	(0.034)	(0.676)	(0.710)	—	—	—	—
2005 (4)	7.89	0.03	0.94	0.97	(0.08)	—	(0.08)	—
2004 (4)	7.33	(0.07)	0.63	0.56	—	—	—	—
2003 (4)	4.80	(0.06)	2.59	2.53	—	—	—	—

						Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)		Ratio of Expenses to Average Net Assets

Core Equity Fund

Fiduciary Shares
2008	$8.12	(14.35)%	$95,872		0.90%	1.11%	1.46%	56%
2007	9.96	14.61	127,266		0.91	1.08	1.05	79
2006	8.78	9.53	110,720		0.91	1.07	1.04	72
2005	8.10	11.47	106,413		0.93	1.18	1.31	101
2004	7.36	9.80	113,334		0.92	1.10	0.38	119

Class A Shares
2008	$8.10	(14.45)%	$3,400		1.19%	1.37%	1.17%	56%
2007	9.93	14.24	8,664		1.18	1.34	0.72	79
2006	8.76	9.15	2,749		1.17	1.34	0.79	72
2005	8.09	11.32	3,031		1.18	1.43	1.00	101
2004	7.34	9.47	3,657		1.17	1.35	0.13	119

Class B Shares
2008	$7.92	(15.08)%	$1,873		1.79%	1.86%	0.57%	56%
2007	9.74	13.57	2,663		1.78	1.83	0.19	79
2006	8.61	8.63	2,717		1.79	1.84	0.17	72
2005	7.95	10.60	3,044		1.83	1.93	0.42	101
2004	7.23	8.60	3,249		1.82	1.85	(0.52)	119

Class C Shares
2008	$7.92	(15.05)%	$664		1.77%	1.84%	0.59%	56%
2007	9.74	13.59	811		1.78	1.83	0.13	79
2006	8.61	8.50	310		1.79	1.84	0.17	72
2005	7.96	10.59	280		1.83	1.93	0.40	101
2004 (5)	7.24	1.14	277		1.83 *	1.88 *	(0.60)*	119

Enhanced Growth Fund

Fiduciary Shares
2008 (6)	$9.26	(9.57)%	$1,655		0.99%	1.26%	(0.27)%	21%

Class A Shares
2008	$9.17	(9.83)%	$654		1.38%	1.51%	(0.66)%	21%
2007	10.17	26.34	223		1.35	1.49	(0.77)	40
2006 (2)	8.05	(13.35)	39		1.35 *	1.49 *	(1.10)*	53

Class C Shares
2008	$9.07	(10.38)%	$288		1.99%	2.02%	(1.27)%	21%
2007	10.12	25.56	6		1.89	1.92	(1.38)	40
2006 (2)	8.06	(13.24)	—	††	1.47 *	1.49 *	(0.87)*	53

Class M Shares
2008	$9.27	(9.47)%	$122,424		0.98%	1.01%	(0.26)%	21%
2007	10.24	26.89	137,818		0.93	0.97	(0.37)	40
2006 (3)	8.07	(8.09)	120,694		0.97 *	0.98 *	(0.46)*	53
2005 (4)	8.78	12.24	129,300		1.00	1.00	0.37	8
2004 (4)	7.89	7.64	67,200		1.11	1.11	(0.84)	14
2003 (4)	7.33	52.71	75,000		1.15	1.15	(0.97)	62

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.

**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.

†	Per share amounts calculated using average shares method.

††	Amount represents less than $1,000.

(1)	Commenced operations on July 3, 2006.

(2)	Commenced operations on April 3, 2006.

(3)

For the ten month period ended July 31, 2006. On April 3, 2006, HighMark Funds acquired the assets and assumed the identified liabilities of Bailard Cognitive Value Fund, Bailard Enhanced Growth Fund and Bailard International Equity Fund (the “Bailard Funds”). The fiscal year end of the Bailard Funds, the predecessor funds to HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund, was September 30. The fiscal year end of the successor HighMark Funds is July 31.

(4)	For the year ended September 30.

(5)	Commenced operations on November 28, 2003.

(6)	Commenced operations on September 26, 2007.

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	125

financial highlights
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended July 31 (unless otherwise indicated)

					Dividends and
		Investment Activities			Distributions

	Net Asset Value, Beginning of Period		Net Realized and Unrealized Gain (Loss) on Investments				Total from Dividends and Distributions
		Net Investment Income (Loss)†		Total from Operations	Net Investment Income
						Capital Gains		Redemption Fees

International Opportunities Fund

Fiduciary Shares
2008	$9.93	$0.175	$(1.106)	$(0.931)	$(0.155)	$(0.364)	$(0.519)	$—
2007	8.53	0.154	2.203	2.357	(0.128)	(0.829)	(0.957)	—
2006 (1)	8.69	0.073	(0.233)	(0.160)	—	—	—	—

Class A Shares
2008	$9.90	$0.157	$(1.098)	$(0.941)	$(0.145)	$(0.364)	$(0.509)	$—
2007	8.52	0.136	2.194	2.330	(0.121)	(0.829)	(0.950)	—
2006 (2)	8.63	0.052	(0.184)	(0.132)	—	—	—	0.022

Class C Shares
2008	$9.81	$0.090	$(1.088)	$(0.998)	$(0.098)	$(0.364)	$(0.462)	$—
2007	8.49	0.056	2.193	2.249	(0.100)	(0.829)	(0.929)	—
2006 (2)	8.63	0.034	(0.174)	(0.140)	—	—	—	—

Class M Shares
2008	$9.93	$0.187	$(1.112)	$(0.925)	$(0.161)	$(0.364)	$(0.525)	$—
2007	8.52	0.139	2.229	2.368	(0.129)	(0.829)	(0.958)	—
2006 (3)	7.54	0.095	1.219	1.314	(0.146)	(0.188)	(0.334)	—
2005 (4)	5.79	0.07	1.73	1.80	(0.05)	—	(0.05)	—
2004 (4)	4.79	0.05	1.00	1.05	(0.05)	—	(0.05)	—
2003 (4)	3.70	0.06	1.05	1.11	(0.02)	— #	(0.02)	—

Large Cap Growth Fund

Fiduciary Shares
2008	$10.03	$0.068	$(0.933)	$(0.865)	$(0.055)	$—	$(0.055)	$—
2007	8.77	0.040	1.231	1.271	(0.011)	—	(0.011)	—
2006	8.61	0.009	0.170	0.179	(0.019)	—	(0.019)	—
2005	7.50	0.042	1.094	1.136	(0.026)	—	(0.026)	—
2004	7.25	(0.012)	0.236	0.224	—	—	—	0.026

Class A Shares
2008	$9.85	$0.040	$(0.916)	$(0.876)	$(0.024)	$—	$(0.024)	$—
2007	8.63	0.014	1.206	1.220	—	—	—	—
2006	8.48	(0.013)	0.167	0.154	(0.004)	—	(0.004)	—
2005	7.39	0.022	1.076	1.098	(0.008)	—	(0.008)	—
2004	7.15	(0.031)	0.243	0.212	—	—	—	0.028

Class B Shares
2008	$9.23	$(0.017)	$(0.863)	$(0.880)	$—	$—	$—	$—
2007	8.13	(0.040)	1.140	1.100	—	—	—	—
2006	8.03	(0.064)	0.164	0.100	—	—	—	—
2005	7.04	(0.027)	1.017	0.990	—	—	—	—
2004	6.86	(0.077)	0.231	0.154	—	—	—	0.026

Class C Shares
2008	$9.23	$(0.018)	$(0.852)	$(0.870)	$—	$—	$—	$—
2007	8.14	(0.039)	1.129	1.090	—	—	—	—
2006	8.04	(0.064)	0.164	0.100	—	—	—	—
2005	7.05	(0.027)	1.017	0.990	—	—	—	—
2004	6.87	(0.078)	0.227	0.149	—	—	—	0.031

					Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses
						Ratio of Net Investment Income (Loss) to Average Net Assets
	Net Asset Value, End of Period		Net Assets, End of Period (000)
				Ratio of Expenses to Average Net Assets
							Portfolio Turnover Rate
		Total Return**

International Opportunities Fund

Fiduciary Shares
2008	$8.48	(10.10)%	$97,714	1.34%	1.50%	1.86%	86%
2007	9.93	29.30	60,509	1.26	1.48	1.65	32
2006 (1)	8.53	(1.84)	13,422	1.29 *	1.34 *	2.65 *	48

Class A Shares
2008	$8.45	(10.33)%	$17,766	1.53%	1.75%	1.68%	86%
2007	9.90	29.00	14,532	1.50	1.74	1.45	32
2006 (2)	8.52	(1.27)	1,952	1.69 *	1.84 *	1.88 *	48

Class C Shares
2008	$8.35	(10.87)%	$4,582	2.23%	2.25%	0.98%	86%
2007	9.81	28.04	3,159	2.18	2.23	0.61	32
2006 (2)	8.49	(1.62)	731	2.28 *	2.33 *	1.23 *	48

Class M Shares
2008	$8.48	(10.05)%	$232,701	1.23%	1.25%	1.98%	86%
2007	9.93	29.48	273,474	1.17	1.21	1.51	32
2006 (3)	8.52	17.96	202,134	1.25 *	1.27 *	1.41 *	48
2005 (4)	7.54	31.32	170,000	1.45	1.45	1.13	74
2004 (4)	5.79	21.95	158,800	1.35	1.35	0.92	69
2003 (4)	4.79	30.12	114,000	1.37	1.37	1.38	39

Large Cap Growth Fund

Fiduciary Shares
2008	$9.11	(8.70)%	$92,418	0.94%	1.11%	0.68%	43%
2007	10.03	14.50	110,600	0.93	1.09	0.42	88
2006	8.77	2.07	103,454	0.89	1.07	0.10	68
2005	8.61	15.16	129,824	0.94	1.16	0.53	73
2004	7.50	3.45	137,682	0.94	1.13	(0.15)	93

Class A Shares
2008	$8.95	(8.92)%	$11,486	1.21%	1.36%	0.41%	43%
2007	9.85	14.14	14,284	1.19	1.34	0.15	88
2006	8.63	1.81	15,809	1.14	1.32	(0.15)	68
2005	8.48	14.86	17,377	1.19	1.41	0.29	73
2004	7.39	3.36	18,845	1.19	1.38	(0.40)	93

Class B Shares
2008	$8.35	(9.53)%	$3,279	1.81%	1.85%	(0.19)%	43%
2007	9.23	13.53	5,835	1.79	1.84	(0.45)	88
2006	8.13	1.25	7,519	1.76	1.83	(0.77)	68
2005	8.03	14.06	9,259	1.84	1.91	(0.37)	73
2004	7.04	2.62	10,003	1.84	1.88	(1.05)	93

Class C Shares
2008	$8.36	(9.43)%	$766	1.82%	1.86%	(0.20)%	43%
2007	9.23	13.39	1,097	1.79	1.84	(0.44)	88
2006	8.14	1.24	1,304	1.76	1.83	(0.77)	68
2005	8.04	14.04	1,422	1.84	1.91	(0.36)	73
2004	7.05	2.62	1,543	1.84	1.88	(1.05)	93

The accompanying notes are an integral part of the financial statements.

126	1.800.433.6884

					Dividends and
		Investment Activities			Distributions

	Net Asset Value, Beginning of Period		Net Realized and Unrealized Gain (Loss) on Investments				Total from Dividends and Distributions
		Net Investment Income (Loss)†		Total from Operations	Net Investment Income
						Capital Gains		Redemption Fees

Large Cap Value Fund

Fiduciary Shares
2008	$15.16	$0.208	$(2.444)	$(2.236)	$(0.214)	$(0.860)	$(1.074)	$—
2007	13.67	0.211	1.483	1.694	(0.204)	—	(0.204)	—
2006	12.49	0.161	1.182	1.343	(0.163)	—	(0.163)	—
2005	10.41	0.133	2.077	2.210	(0.130)	—	(0.130)	—
2004	8.74	0.100	1.670	1.770	(0.100)	—	(0.100)	—

Class A Shares
2008	$15.19	$0.177	$(2.450)	$(2.273)	$(0.177)	$(0.860)	$(1.037)	$—
2007	13.70	0.171	1.485	1.656	(0.166)	—	(0.166)	—
2006	12.52	0.129	1.181	1.310	(0.131)	—	(0.131)	0.001
2005	10.43	0.103	2.090	2.193	(0.103)	—	(0.103)	—
2004	8.76	0.075	1.671	1.746	(0.076)	—	(0.076)	—

Class B Shares
2008	$14.94	$0.092	$(2.402)	$(2.310)	$(0.100)	$(0.860)	$(0.960)	$—
2007	13.50	0.082	1.458	1.540	(0.100)	—	(0.100)	—
2006	12.35	0.047	1.163	1.210	(0.060)	—	(0.060)	—
2005	10.31	0.029	2.052	2.081	(0.041)	—	(0.041)	—
2004	8.67	0.010	1.653	1.663	(0.023)	—	(0.023)	—

Class C Shares
2008	$14.90	$0.090	$(2.390)	$(2.300)	$(0.100)	$(0.860)	$(0.960)	$—
2007	13.47	0.079	1.452	1.531	(0.101)	—	(0.101)	—
2006	12.32	0.046	1.166	1.212	(0.062)	—	(0.062)	—
2005	10.28	0.027	2.057	2.084	(0.044)	—	(0.044)	—
2004	8.65	0.010	1.649	1.659	(0.029)	—	(0.029)	—

Small Cap Advantage Fund

Fiduciary Shares
2008	$18.83	$0.089	$(2.249)	$(2.160)	$(0.110)	$(0.110)	$(0.220)	$—
2007 (5)	20.00	0.052	(1.222)	(1.170)	—	—	—	—

Class A Shares
2008	$18.82	$0.038	$(2.246)	$(2.208)	$(0.072)	$(0.110)	$(0.182)	$—
2007 (5)	20.00	0.021	(1.201)	(1.180)	—	—	—	—

Class C Shares
2008	$18.80	$(0.062)	$(2.254)	$(2.316)	$(0.014)	$(0.110)	$(0.124)	$—
2007 (5)	20.00	(0.031)	(1.169)	(1.200)	—	—	—	—

					Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses
						Ratio of Net Investment Income (Loss) to Average Net Assets
	Net Asset Value, End of Period		Net Assets, End of Period (000)
				Ratio of Expenses to Average Net Assets
							Portfolio Turnover Rate
		Total Return**

Large Cap Value Fund

Fiduciary Shares
2008	$11.85	(15.65)%	$171,314	0.90%	1.09%	1.53%	65%
2007	15.16	12.40	216,156	0.89	1.08	1.39	84
2006	13.67	10.82	168,092	0.92	1.08	1.23	81
2005	12.49	21.35	123,343	0.93	1.17	1.15	99
2004	10.41	20.32	87,181	0.93	1.12	1.00	86

Class A Shares
2008	$11.88	(15.85)%	$42,433	1.16%	1.34%	1.27%	65%
2007	15.19	12.09	153,045	1.14	1.33	1.13	84
2006	13.70	10.52	134,433	1.17	1.32	0.98	81
2005	12.52	21.12	62,537	1.18	1.42	0.89	99
2004	10.43	19.98	33,442	1.18	1.37	0.75	86

Class B Shares
2008	$11.67	(16.33)%	$1,287	1.76%	1.83%	0.68%	65%
2007	14.94	11.40	2,502	1.74	1.83	0.55	84
2006	13.50	9.81	3,042	1.79	1.84	0.36	81
2005	12.35	20.22	3,996	1.83	1.92	0.26	99
2004	10.31	19.20	3,640	1.83	1.87	0.10	86

Class C Shares
2008	$11.64	(16.31)%	$5,192	1.77%	1.84%	0.67%	65%
2007	14.90	11.36	7,742	1.74	1.83	0.53	84
2006	13.47	9.86	5,927	1.79	1.84	0.36	81
2005	12.32	20.31	4,578	1.83	1.92	0.23	99
2004	10.28	19.20	1,769	1.85	1.90	0.10	86

Small Cap Advantage Fund

Fiduciary Shares
2008	$16.45	(11.48)%	$26,984	1.26%	1.67%	0.54%	87%
2007 (5)	18.83	(5.85)	27,572	1.30 *	1.60 *	0.61 *	26

Class A Shares
2008	$16.43	(11.74)%	$168	1.57%	1.91%	0.23%	87%
2007 (5)	18.82	(5.90)	117	1.56 *	2.02 *	0.24 *	26

Class C Shares
2008	$16.36	(12.33)%	$133	2.17%	2.43%	(0.38)%	87%
2007 (5)	18.80	(6.00)	131	2.17 *	2.62 *	(0.35)*	26

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.

**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.

#	Amount represents less than $0.001.

†	Per share amounts calculated using average shares method.

(1)	Commenced operations on April 4, 2006.

(2)	Commenced operations on April 3, 2006.

(3)

For the ten month period ended July 31, 2006. On April 3, 2006, HighMark Funds acquired the assets and assumed the identified liabilities of Bailard Cognitive Value Fund, Bailard Enhanced Growth Fund and Bailard International Equity Fund (the “Bailard Funds”). The fiscal year end of the Bailard Funds, the predecessor funds to HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund, was September 30. The fiscal year end of the successor HighMark Funds is July 31.

(4)	For the year ended September 30.

(5)	Commenced operations on March 1, 2007.

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	127

financial highlights
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended July 31 (unless otherwise indicated)

	Net Asset Value, Beginning of Period	Investment Activities			Dividends and Distributions

		Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees

Small Cap Value Fund

Fiduciary Shares
2008	$17.05	$0.166	$(2.630)	$(2.464)	$(0.190)	$(2.877)	$(3.067)	$0.001
2007	18.12	0.215	1.128	1.343	(0.180)	(2.234)	(2.414)	0.001
2006	19.55	0.115	(0.156)	(0.041)	(0.080)	(1.309)	(1.389)	—
2005	16.05	0.078	4.474	4.552	(0.019)	(1.033)	(1.052)	—
2004	13.53	0.037	2.758	2.795	(0.072)	(0.203)	(0.275)	—

Class A Shares
2008	$16.68	$0.128	$(2.571)	$(2.443)	$(0.142)	$(2.877)	$(3.019)	$0.001
2007	17.77	0.167	1.109	1.276	(0.133)	(2.234)	(2.367)	0.001
2006	19.21	0.068	(0.145)	(0.077)	(0.054)	(1.309)	(1.363)	—
2005	15.82	0.033	4.403	4.436	(0.013)	(1.033)	(1.046)	—
2004	13.36	(0.005)	2.726	2.721	(0.058)	(0.203)	(0.261)	—

Class B Shares
2008	$15.85	$0.046	$(2.430)	$(2.384)	$(0.060)	$(2.877)	$(2.937)	$0.001
2007	17.01	0.058	1.052	1.110	(0.037)	(2.234)	(2.271)	0.001
2006	18.51	(0.043)	(0.148)	(0.191)	—	(1.309)	(1.309)	—
2005	15.36	(0.074)	4.263	4.189	(0.006)	(1.033)	(1.039)	—
2004	13.03	(0.101)	2.658	2.557	(0.024)	(0.203)	(0.227)	—

Class C Shares
2008	$15.76	$0.048	$(2.415)	$(2.367)	$(0.037)	$(2.877)	$(2.914)	$0.001
2007	16.94	0.052	1.056	1.108	(0.055)	(2.234)	(2.289)	0.001
2006	18.43	(0.044)	(0.137)	(0.181)	—	(1.309)	(1.309)	—
2005	15.31	(0.076)	4.235	4.159	(0.006)	(1.033)	(1.039)	—
2004	12.99	(0. 111)	2.662	2.551	(0.028)	(0.203)	(0.231)	—

Value Momentum Fund

Fiduciary Shares
2008	$24.21	$0.279	$(2.950)	$(2.671)	$(0.283)	$(3.726)	$(4.009)	$—
2007	23.25	0.343	3.381	3.724	(0.343)	(2.421)	(2.764)	—
2006	24.07	0.314	1.777	2.091	(0.311)	(2.600)	(2.911)	—
2005	22.58	0.324	3.368	3.692	(0.340)	(1.862)	(2.202)	—
2004	20.72	0.277	2.899	3.176	(0.284)	(1.032)	(1.316)	—

Class A Shares
2008	$24.17	$0.224	$(2.934)	$(2.710)	$(0.234)	$(3.726)	$(3.960)	$—
2007	23.22	0.282	3.373	3.655	(0.284)	(2.421)	(2.705)	—
2006	24.04	0.255	1.780	2.035	(0.255)	(2.600)	(2.855)	—
2005	22.56	0.266	3.360	3.626	(0.284)	(1.862)	(2.146)	—
2004	20.71	0.221	2.890	3.111	(0.229)	(1.032)	(1.261)	—

Class B Shares
2008	$23.79	$0.100	$(2.880)	$(2.780)	$(0.124)	$(3.726)	$(3.850)	$—
2007	22.92	0.136	3.325	3.461	(0.170)	(2.421)	(2.591)	—
2006	23.79	0.114	1.746	1.860	(0.130)	(2.600)	(2.730)	—
2005	22.35	0.114	3.340	3.454	(0.152)	(1.862)	(2.014)	—
2004	20.54	0.076	2.862	2.938	(0.096)	(1.032)	(1.128)	—

Class C Shares
2008	$23.72	$0.107	$(2.866)	$(2.759)	$(0.135)	$(3.726)	$(3.861)	$—
2007	22.86	0.127	3.330	3.457	(0.176)	(2.421)	(2.597)	—
2006	23.74	0.110	1.742	1.852	(0.132)	(2.600)	(2.732)	—
2005	22.32	0.107	3.331	3.438	(0.156)	(1.862)	(2.018)	—
2004	20.51	0.077	2.862	2.939	(0.097)	(1.032)	(1.129)	—

	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Small Cap Value Fund

Fiduciary Shares
2008	$11.52	(15.68)%	$81,102	1.35%	1.51%	1.23%	25%
2007	17.05	6.83	178,805	1.34	1.48	1.16	46
2006	18.12	(0.01)	164,131	1.32	1.49	0.62	35
2005	19.55	29.10	135,231	1.33	1.55	0.45	27
2004	16.05	20.72	101,687	1.32	1.50	0.23	20

Class A Shares
2008	$11.22	(15.91)%	$35,794	1.61%	1.76%	0.97%	25%
2007	16.68	6.58	59,512	1.59	1.73	0.91	46
2006	17.77	(0.21)	64,484	1.57	1.74	0.37	35
2005	19.21	28.78	54,885	1.58	1.80	0.19	27
2004	15.82	20.43	36,155	1.57	1.75	(0.02)	20

Class B Shares
2008	$10.53	(16.43)%	$5,622	2.21%	2.26%	0.37%	25%
2007	15.85	5.86	10,987	2.19	2.23	0.33	46
2006	17.01	(0.87)	13,145	2.18	2.24	(0.25)	35
2005	18.51	28.00	15,753	2.23	2.30	(0.45)	27
2004	15.36	19.68	14,079	2.22	2.25	(0.67)	20

Class C Shares
2008	$10.48	(16.40)%	$8,223	2.20%	2.25%	0.38%	25%
2007	15.76	5.88	20,268	2.19	2.23	0.30	46
2006	16.94	(0.82)	18,990	2.18	2.24	(0.25)	35
2005	18.43	27.89	21,157	2.23	2.30	(0.46)	27
2004	15.31	19.70	11,926	2.26	2.30	(0.73)	20

Value Momentum Fund

Fiduciary Shares
2008	$17.53	(12.99)%	$328,465	0.95%	1.08%	1.34%	17%
2007	24.21	16.38	445,763	0.94	1.08	1.41	19
2006	23.25	9.32	434,080	0.93	1.08	1.35	21
2005	24.07	16.96	430,755	0.94	1.13	1.40	18
2004	22.58	15.69	389,658	0.92	1.11	1.25	20

Class A Shares
2008	$17.50	(13.22)%	$24,772	1.21%	1.33%	1.08%	17%
2007	24.17	16.08	31,773	1.19	1.33	1.15	19
2006	23.22	9.06	30,047	1.18	1.34	1.09	21
2005	24.04	16.64	28,799	1.18	1.38	1.15	18
2004	22.56	15.36	28,461	1.17	1.36	1.00	20

Class B Shares
2008	$17.16	(13.74)%	$3,823	1.80%	1.83%	0.49%	17%
2007	23.79	15.38	6,772	1.79	1.83	0.56	19
2006	22.92	8.36	7,471	1.80	1.84	0.49	21
2005	23.79	15.95	9,396	1.83	1.88	0.50	18
2004	22.35	14.59	9,208	1.82	1.86	0.35	20

Class C Shares
2008	$17.10	(13.69)%	$1,500	1.76%	1.79%	0.53%	17%
2007	23.72	15.40	2,061	1.79	1.83	0.53	19
2006	22.86	8.34	1,442	1.80	1.84	0.49	21
2005	23.74	15.90	1,204	1.84	1.88	0.47	18
2004	22.32	14.62	788	1.82	1.86	0.35	20

The accompanying notes are an integral part of the financial statements.

128	1.800.433.6884

	Net Asset Value, Beginning of Period	Investment Activities		Total from Operations	Dividends and Distributions		Total from Dividends and Distributions	Redemption Fees

		Net Investment Income (Loss)†	Net Realized and Unrealized Gain on Investments		Net Investment Income	Capital Gains

Capital Growth Allocation Fund

Fiduciary Shares
2008	$25.72	$0.306	$(2.894)	$(2.588)	$(0.360)	$(0.912)	$(1.272)	$—
2007 (1)	25.10	0.140	1.218	1.358	(0.419)	(0.319)	(0.738)	—

Class A Shares
2008	$25.72	$0.233	$(2.886)	$(2.653)	$(0.305)	$(0.912)	$(1.217)	$—
2007	23.17	0.262	3.002	3.264	(0.395)	(0.319)	(0.714)	—
2006	22.16	0.112	1.066	1.178	(0.090)	(0.078)	(0.168)	—
2005 (2)	20.00	0.082	2.157	2.239	(0.079)	—	(0.079)	—

Class C Shares
2008	$25.42	$0.063	$(2.849)	$(2.786)	$(0.172)	$(0.912)	$(1.084)	$—
2007	22.97	0.069	2.989	3.058	(0.289)	(0.319)	(0.608)	—
2006	22.07	(0.057)	1.063	1.006	(0.028)	(0.078)	(0.106)	—
2005 (2)	20.00	(0.070)	2.185	2.115	(0.045)	—	(0.045)	—

Diversified Equity Allocation Fund

Fiduciary Shares
2008	$20.97	$0.180	$(2.718)	$(2.538)	$(0.210)	$(0.142)	$(0.352)	$—
2007 (1)	20.00	0.239	0.973	1.212	(0.242)	—	(0.242)	—

Class A Shares
2008	$20.94	$0.122	$(2.702)	$(2.580)	$(0.198)	$(0.142)	$(0.340)	$—
2007 (1)	20.00	0.042	1.134	1.176	(0.236)	—	(0.236)	—

Class C Shares
2008	$20.85	$(0.020)	$(2.690)	$(2.710)	$(0.148)	$(0.142)	$(0.290)	$—
2007 (1)	20.00	(0.119)	1.200	1.081	(0.231)	—	(0.231)	—

Growth & Income Allocation Fund

Fiduciary Shares
2008	$24.23	$0.413	$(2.065)	$(1.652)	$(0.501)	$(0.637)	$(1.138)	$—
2007 (1)	23.75	0.035	1.130	1.165	(0.407)	(0.278)	(0.685)	—

Class A Shares
2008	$24.15	$0.372	$(2.075)	$(1.703)	$(0.440)	$(0.637)	$(1.077)	$—
2007	22.26	0.412	2.258	2.670	(0.502)	(0.278)	(0.780)	—
2006	21.61	0.259	0.688	0.947	(0.240)	(0.057)	(0.297)	—
2005 (2)	20.00	0.193	1.570	1.763	(0.153)	—	(0.153)	—

Class C Shares
2008	$24.03	$0.208	$(2.062)	$(1.854)	$(0.279)	$(0.637)	$(0.916)	$—
2007	22.18	0.226	2.261	2.487	(0.359)	(0.278)	(0.637)	—
2006	21.55	0.103	0.688	0.791	(0.104)	(0.057)	(0.161)	—
2005 (2)	20.00	0.052	1.587	1.639	(0.089)	—	(0.089)	—

	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets#	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses#	Ratio of Net Investment Income (Loss) to Average Net Assets#	Portfolio Turnover Rate

Capital Growth Allocation Fund

Fiduciary Shares
2008	$21.86	(10.56)%	$171	0.33%	0.70%	1.23%	25%
2007 (1)	25.72	5.50	770	0.31 *	0.70 *	0.75 *	16

Class A Shares
2008	$21.85	(10.81)%	$39,324	0.59%	0.95%	0.97%	25%
2007	25.72	14.19	49,073	0.57	0.93	1.03	16
2006	23.17	5.33	30,900	0.82	1.45	0.49	12
2005 (2)	22.16	11.21	8,957	0.82 *	1.99 *	0.48 *	55 ††

Class C Shares
2008	$21.55	(11.43)%	$21,599	1.29%	1.46%	0.26%	25%
2007	25.42	13.39	30,144	1.27	1.43	0.28	16
2006	22.97	4.56	16,718	1.53	1.95	(0.25)	12
2005 (2)	22.07	10.58	4,574	1.56 *	2.44 *	(0.41)*	55 ††

Diversified Equity Allocation Fund

Fiduciary Shares
2008	$18.08	(12.30)%	$15	0.36%	1.65%	0.86%	68%
2007 (1)	20.97	6.10	183	0.33 *	3.37 *	1.67 *	10

Class A Shares
2008	$18.02	(12.52)%	$2,533	0.60%	1.90%	0.62%	68%
2007 (1)	20.94	5.93	4,871	0.57 *	2.70 *	0.28 *	10

Class C Shares
2008	$17.85	(13.17)%	$2,452	1.32%	2.41%	(0.10)%	68%
2007 (1)	20.85	5.45	1,986	1.29 *	2.93 *	(0.81)*	10

Growth & Income Allocation Fund

Fiduciary Shares
2008	$21.44	(7.15)%	$93	0.33%	0.71%	1.87%	27%
2007 (1)	24.23	4.98	1	0.31 *	0.67 *	0.21 *	13

Class A Shares
2008	$21.37	(7.42)%	$37,737	0.58%	0.96%	1.62%	27%
2007	24.15	12.10	47,572	0.55	0.93	1.72	13
2006	22.26	4.41	31,426	0.81	1.45	1.17	13
2005 (2)	21.61	8.84	10,158	0.79 *	1.93 *	1.15 *	79 ††

Class C Shares
2008	$21.26	(8.02)%	$20,137	1.28%	1.47%	0.91%	27%
2007	24.03	11.29	22,941	1.25	1.43	0.95	13
2006	22.18	3.68	11,752	1.52	1.96	0.47	13
2005 (2)	21.55	8.21	4,580	1.54 *	2.36 *	0.31 *	79 ††

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.

**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.

†	Per share amounts calculated using average shares method.

††

Portfolio turnover includes the purchases and sales of the Diversified Money Market Fund. If these transactions were not included, portfolio turnover would have been 4% and 7% for the Capital Growth Allocation Fund and the Growth & Income Allocation Fund, respectively.

#	Ratios do not include income and expenses of the underlying funds in which the Fund invests.

(1)	Commenced operations on November 15, 2006.

(2)	Commenced operations on October 12, 2004.

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	129

financial highlights
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended July 31 (unless otherwise indicated)

		Investment Activities			Dividends and Distributions

	Net Asset Value, Beginning of Period
			Net Realized and Unrealized Gain (Loss) on Investments				Total from Dividends and Distributions
		Net Investment Income†		Total from Operations	Net Investment Income
						Capital Gains		Redemption Fees

Income Plus Allocation Fund

Fiduciary Shares
2008	$21.85	$0.590	$(1.088)	$(0.498)	$(0.630)	$(0.422)	$(1.052)	$—
2007 (1)	21.86	0.409	0.348	0.757	(0.482)	(0.285)	(0.767)	—

Class A Shares
2008	$21.86	$0.540	$(1.089)	$(0.549)	$(0.579)	$(0.422)	$(1.001)	$—
2007	20.95	0.544	1.199	1.743	(0.548)	(0.285)	(0.833)	—
2006	20.73	0.434	0.205	0.639	(0.407)	(0.012)	(0.419)	—
2005 (2)	20.00	0.320	0.617	0.937	(0.207)	—	(0.850)	—

Class C Shares
2008	$21.73	$0.390	$(1.080)	$(0.690)	$(0.428)	$(0.422)	$(0.850)	$—
2007	20.85	0.387	1.193	1.580	(0.415)	(0.285)	(0.700)	—
2006	20.66	0.308	0.183	0.491	(0.289)	(0.012)	(0.301)	—
2005 (2)	20.00	0.230	0.591	0.821	(0.161)	—	(0.161)	—

Bond Fund

Fiduciary Shares
2008	$10.40	$0.512	$0.048	$0.560	$(0.510)	$—	$(0.510)	$—
2007	10.35	0.505	0.046	0.551	(0.501)	—	(0.501)	—
2006	10.75	0.496	(0.384)	0.112	(0.512)	—	(0.512)	—
2005	10.79	0.483	(0.019)	0.464	(0.504)	—	(0.504)	—
2004	10.80	0.492	0.009	0.501	(0.511)	—	(0.511)	—

Class A Shares
2008	$10.26	$0.479	$0.055	$0.534	$(0.484)	$—	$(0.484)	$—
2007	10.22	0.472	0.044	0.516	(0.476)	—	(0.476)	—
2006	10.63	0.463	(0.387)	0.076	(0.486)	—	(0.486)	—
2005	10.67	0.451	(0.013)	0.438	(0.478)	—	(0.478)	—
2004	10.68	0.459	0.015	0.474	(0.484)	—	(0.484)	—

Class B Shares
2008	$10.22	$0.406	$0.046	$0.452	$(0.412)	$—	$(0.412)	$—
2007	10.18	0.400	0.046	0.446	(0.406)	—	(0.406)	—
2006	10.59	0.389	(0.383)	0.006	(0.416)	—	(0.416)	—
2005	10.64	0.371	(0.020)	0.351	(0.401)	—	(0.401)	—
2004	10.65	0.379	0.015	0.394	(0.404)	—	(0.404)	—

Class C Shares
2008	$10.20	$0.430	$0.060	$0.490	$(0.440)	$—	$(0.440)	$—
2007	10.17	0.425	0.039	0.464	(0.434)	—	(0.434)	—
2006	10.57	0.423	(0.384)	0.039	(0.439)	—	(0.439)	—
2005	10.62	0.398	(0.018)	0.380	(0.430)	—	(0.430)	—
2004 (3)	10.80	0.288	(0.158)	0.130	(0.310)	—	(0.310)	—

California Intermediate Tax-Free Bond Fund

Fiduciary Shares
2008	$9.72	$0.348	$0.129	$0.477	$(0.354)	$(0.013)	$(0.367)	$—
2007	9.81	0.361	(0.047)	0.314	(0.368)	(0.036)	(0.404)	—
2006	10.12	0.370	(0.208)	0.162	(0.372)	(0.100)	(0.472)	—
2005	10.32	0.381	(0.099)	0.282	(0.382)	(0.100)	(0.482)	—
2004	10.35	0.386	(0.006)	0.380	(0.390)	(0.020)	(0.410)	—

Class A Shares
2008	$9.68	$0.323	$0.120	$0.443	$(0.330)	$(0.013)	$(0.343)	$—
2007	9.77	0.334	(0.045)	0.289	(0.343)	(0.036)	(0.379)	—
2006	10.08	0.344	(0.207)	0.137	(0.347)	(0.100)	(0.447)	—
2005	10.28	0.354	(0.098)	0.256	(0.356)	(0.100)	(0.456)	—
2004	10.31	0.358	(0.004)	0.354	(0.364)	(0.020)	(0.384)	—

					Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses#

						Ratio of Net Investment Income to Average Net Assets#
	Net Asset Value, End of Period
			Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets#
							Portfolio Turnover Rate
		Total Return**

Income Plus Allocation Fund

Fiduciary Shares
2008	$20.30	(2.43)%	$101	0.39%	1.01%	2.79%	61%
2007 (1)	21.85	3.52	103	0.37 *	0.77 *	2.61 *	12

Class A Shares
2008	$20.31	(2.66)%	$5,206	0.65%	1.26%	2.54%	61%
2007	21.86	8.40	5,459	0.62	0.97	2.49	12
2006	20.95	3.11	3,651	0.87	1.83	2.07	26
2005 (2)	20.73	4.70	2,169	0.81 *	5.30 *	1.95 *	94 ††

Class C Shares
2008	$20.19	(3.32)%	$3,210	1.35%	1.76%	1.84%	61%
2007	21.73	7.63	3,775	1.32	1.47	1.78	12
2006	20.85	2.39	2,086	1.59	2.20	1.48	26
2005 (2)	20.66	4.12	517	1.56 *	5.40 *	1.40 *	94 ††

Bond Fund

Fiduciary Shares
2008	$10.45	5.42%	$344,350	0.76%	0.98%	4.83%	28%
2007	10.40	5.40	352,610	0.74	0.99	4.81	16
2006	10.35	1.08	396,003	0.74	0.99	4.71	20
2005	10.75	4.35	429,614	0.75	1.04	4.44	11
2004	10.79	4.68	451,384	0.75	1.01	4.49	45

Class A Shares
2008	$10.31	5.24%	$31,167	1.01%	1.23%	4.58%	28%
2007	10.26	5.11	31,068	1.00	1.24	4.56	16
2006	10.22	0.75	35,511	0.99	1.24	4.45	20
2005	10.63	4.15	44,289	1.00	1.29	4.19	11
2004	10.67	4.47	47,039	1.00	1.26	4.24	45

Class B Shares
2008	$10.26	4.43%	$4,273	1.69%	1.73%	3.89%	28%
2007	10.22	4.43	5,577	1.68	1.74	3.87	16
2006	10.18	0.06	6,926	1.69	1.74	3.75	20
2005	10.59	3.32	8,093	1.73	1.79	3.46	11
2004	10.64	3.71	9,603	1.73	1.76	3.51	45

Class C Shares
2008	$10.25	4.82%	$194	1.45%	1.49%	4.14%	28%
2007	10.20	4.61	102	1.43	1.49	4.13	16
2006	10.17	0.39	91	1.43	1.49	4.10	20
2005	10.57	3.61	37	1.48	1.55	3.73	11
2004 (3)	10.62	1.21	13	1.53 *	1.58 *	3.99 *	45

California Intermediate Tax-Free Bond Fund

Fiduciary Shares
2008	$9.83	4.96%	$90,173	0.51%	1.01%	3.54%	14%
2007	9.72	3.24	89,852	0.49	1.00	3.67	2
2006	9.81	1.65	95,266	0.50	1.00	3.72	5
2005	10.12	2.74	102,059	0.50	1.07	3.69	6
2004	10.32	3.68	120,494	0.50	1.02	3.68	1

Class A Shares
2008	$9.78	4.62%	$28,430	0.75%	1.25%	3.30%	14%
2007	9.68	3.00	27,500	0.74	1.25	3.42	2
2006	9.77	1.40	37,472	0.75	1.25	3.47	5
2005	10.08	2.50	54,030	0.75	1.32	3.44	6
2004	10.28	3.44	62,762	0.75	1.27	3.43	1

The accompanying notes are an integral part of the financial statements.

130	1.800.433.6884

		Investment Activities			Dividends and Distributions

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees

California Intermediate Tax-Free Bond Fund (continued)

Class B Shares
2008	$9.67	$0.254	$0.119	$0.373	$(0.260)	$(0.013)	$(0.273)	$—
2007	9.76	0.266	(0.044)	0.222	(0.276)	(0.036)	(0.312)	—
2006	10.08	0.272	(0.214)	0.058	(0.278)	(0.100)	(0.378)	—
2005	10.28	0.277	(0.096)	0.181	(0.281)	(0.100)	(0.381)	—
2004	10.31	0.280	(0.004)	0.276	(0.286)	(0.020)	(0.306)	—

Class C Shares
2008	$9.66	$0.275	$0.125	$0.400	$(0.287)	$(0.013)	$(0.300)	$—
2007	9.75	0.289	(0.046)	0.243	(0.297)	(0.036)	(0.333)	—
2006	10.06	0.296	(0.206)	0.090	(0.300)	(0.100)	(0.400)	—
2005	10.27	0.302	(0.104)	0.198	(0.308)	(0.100)	(0.408)	—
2004 (3)	10.50	0.209	(0.201)	0.008	(0.218)	(0.020)	(0.238)	—

National Intermediate Tax-Free Bond Fund

Fiduciary Shares
2008	$10.84	$0.420	$0.122	$0.542	$(0.426)	$(0.006)	$(0.432)	$—
2007	10.92	0.433	(0.033)	0.400	(0.441)	(0.039)	(0.480)	—
2006	11.25	0.442	(0.231)	0.211	(0.451)	(0.090)	(0.541)	—
2005	11.52	0.459	(0.182)	0.277	(0.459)	(0.088)	(0.547)	—
2004	11.61	0.474	(0.106)	0.368	(0.457)	(0.001)	(0.458)	—

Class A Shares
2008	$10.83	$0.391	$0.135	$0.526	$(0.400)	$(0.006)	$(0.406)	$—
2007	10.92	0.405	(0.042)	0.363	(0.414)	(0.039)	(0.453)	—
2006	11.25	0.414	(0.230)	0.184	(0.424)	(0.090)	(0.514)	—
2005	11.52	0.431	(0.182)	0.249	(0.431)	(0.088)	(0.519)	—
2004	11.61	0.444	(0.104)	0.340	(0.429)	(0.001)	(0.430)	—

Short Term Bond Fund

Fiduciary Shares
2008	$9.82	$0.430	$0.074	$0.504	$(0.434)	$—	$(0.434)	$—
2007	9.76	0.406	0.055	0.461	(0.401)	—	(0.401)	—
2006	9.84	0.346	(0.085)	0.261	(0.341)	—	(0.341)	—
2005 (4)	10.00	0.209	(0.176)	0.033	(0.193)	—	(0.193)	—

Class A Shares
2008	$9.81	$0.401	$0.076	$0.477	$(0.407)	$—	$(0.407)	$—
2007	9.76	0.365	0.061	0.426	(0.376)	—	(0.376)	—
2006	9.84	0.319	(0.082)	0.237	(0.317)	—	(0.317)	—
2005 (4)	10.00	0.214	(0.198)	0.016	(0.176)	—	(0.176)	—

Class C Shares
2008	$9.91	$0.362	$0.073	$0.435	$(0.355)	$—	$(0.355)	$—
2007	9.84	0.334	0.066	0.400	(0.330)	—	(0.330)	—
2006	9.92	0.277	(0.084)	0.193	(0.273)	—	(0.273)	—
2005 (5)	9.95	0.163	(0.093)	0.070	(0.100)	—	(0.100)	—

	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

California Intermediate Tax-Free Bond Fund (continued)

Class B Shares
2008	$9.77	3.88%	$3,254	1.46%	1.76%	2.59%	14%
2007	9.67	2.29	4,326	1.44	1.75	2.72	2
2006	9.76	0.60	5,345	1.46	1.75	2.75	5
2005	10.08	1.75	6,357	1.50	1.81	2.69	6
2004	10.28	2.67	7,448	1.50	1.77	2.68	1

Class C Shares
2008	$9.76	4.18%	$1,287	1.22%	1.52%	2.83%	14%
2007	9.66	2.52	259	1.19	1.50	2.96	2
2006	9.75	0.93	540	1.22	1.50	3.00	5
2005	10.06	1.92	928	1.25	1.57	2.95	6
2004 (3)	10.27	0.07	548	1.25 *	1.53 *	3.00 *	1

National Intermediate Tax-Free Bond Fund

Fiduciary Shares
2008	$10.95	5.06%	$62,883	0.29%	1.05%	3.82%	19%
2007	10.84	3.72	67,896	0.28	1.01	3.95	4
2006	10.92	1.94	75,401	0.28	1.00	4.00	7
2005	11.25	2.42	90,137	0.28	1.07	4.01	14
2004	11.52	3.18	97,721	0.28	1.02	4.04	2

Class A Shares
2008	$10.95	4.91%	$7,108	0.54%	1.30%	3.57%	19%
2007	10.83	3.37	3,159	0.53	1.25	3.70	4
2006	10.92	1.69	2,923	0.53	1.25	3.74	7
2005	11.25	2.17	3,719	0.53	1.32	3.76	14
2004	11.52	2.93	4,698	0.53	1.27	3.79	2

Short Term Bond Fund

Fiduciary Shares
2008	$9.89	5.21%	$52,958	0.65%	0.97%	4.33%	43%
2007	9.82	4.81	54,638	0.65	0.92	4.13	33
2006	9.76	2.71	36,497	0.65	0.92	3.54	27
2005 (4)	9.84	0.34	24,545	0.65 *	1.11 *	2.86 *	9

Class A Shares
2008	$9.88	4.93%	$271	0.93%	1.23%	4.05%	43%
2007	9.81	4.43	153	0.91	1.16	3.72	33
2006	9.76	2.46	1,113	0.90	1.21	3.26	27
2005 (4)	9.84	0.17	1,439	0.91 *	1.39 *	2.93 *	9

Class C Shares
2008	$9.99	4.44%	$362	1.37%	1.47%	3.61%	43%
2007	9.91	4.12	1,608	1.36	1.42	3.37	33
2006	9.84	1.98	2,509	1.37	1.47	2.80	27
2005 (5)	9.92	0.61	15	1.38 *	1.57 *	2.43 *	9

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.

**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.

†	Per share amounts calculated using average shares method.

††

Portfolio turnover includes the purchases and sales of the Diversified Money Market Fund. If these transactions were not included, portfolio turnover would have been 8% for the Income Plus Allocation Fund.

#	For the Income Plus Allocation Fund, ratios do not include income and expenses of the underlying funds in which the Fund invests.

(1)	Commenced operations on November 15, 2006.

(2)	Commenced operations on October 12, 2004.

(3)	Commenced operations on November 28, 2003.

(4)	Commenced operations on November 2, 2004.

(5)	Commenced operations on November 29, 2004

The accompanying notes are an integral part of the financial statements.

www.highmarkfunds.com	131

financial highlights
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended July 31 (unless otherwise indicated)

		Investment Activities			Dividends and Distributions

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gain on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees

California Tax-Free Money Market Fund

Fiduciary Shares
2008	$1.00	$0.024	$0.001	$0.025	$(0.025)	$—	$(0.025)	$—
2007	1.00	0.031	—	0.031	(0.031)	—	(0.031)	—
2006	1.00	0.025	—	0.025	(0.025)	—	(0.025)	—
2005	1.00	0.014	—	0.014	(0.014)	—	(0.014)	—
2004	1.00	0.006	—	0.006	(0.006)	—	(0.006)	—

Class A Shares
2008	$1.00	$0.022	$0.001	$0.023	$(0.023)	$—	$(0.023)	$—
2007	1.00	0.028	—	0.028	(0.028)	—	(0.028)	—
2006	1.00	0.023	—	0.023	(0.023)	—	(0.023)	—
2005	1.00	0.012	—	0.012	(0.012)	—	(0.012)	—
2004	1.00	0.003	—	0.003	(0.003)	—	(0.003)	—

Class S Shares
2008	$1.00	$0.019	$0.001	$0.020	$(0.020)	$—	$(0.020)	$—
2007	1.00	0.026	—	0.026	(0.026)	—	(0.026)	—
2006	1.00	0.020	—	0.020	(0.020)	—	(0.020)	—
2005	1.00	0.009	—	0.009	(0.009)	—	(0.009)	—
2004	1.00	0.001	—	0.001	(0.001)	—	(0.001)	—

Diversified Money Market Fund

Fiduciary Shares
2008	$1.00	$0.037	$—	$0.037	$(0.037)	$—	$(0.037)	$—
2007	1.00	0.049	—	0.049	(0.049)	—	(0.049)	—
2006	1.00	0.039	—	0.039	(0.039)	—	(0.039)	—
2005	1.00	0.019	—	0.019	(0.019)	—	(0.019)	—
2004	1.00	0.006	—	0.006	(0.006)	—	(0.006)	—

Class A Shares
2008	$1.00	$0.034	$0.001	$0.035	$(0.035)	$—	$(0.035)	$—
2007	1.00	0.046	—	0.046	(0.046)	—	(0.046)	—
2006	1.00	0.037	—	0.037	(0.037)	—	(0.037)	—
2005	1.00	0.017	—	0.017	(0.017)	—	(0.017)	—
2004	1.00	0.004	—	0.004	(0.004)	—	(0.004)	—

Class S Shares
2008	$1.00	$0.032	$—	$0.032	$(0.032)	$—	$(0.032)	$—
2007	1.00	0.044	—	0.044	(0.044)	—	(0.044)	—
2006	1.00	0.033	0.001	0.034	(0.034)	—	(0.034)	—
2005	1.00	0.014	—	0.014	(0.014)	—	(0.014)	—
2004	1.00	0.001	—	0.001	(0.001)	—	(0.001)	—

U.S. Government Money Market Fund

Fiduciary Shares
2008	$1.00	$0.031	$0.001	$0.032	$(0.032)	$—	$(0.032)	$—
2007	1.00	0.048	—	0.048	(0.048)	—	(0.048)	—
2006	1.00	0.039	—	0.039	(0.039)	—	(0.039)	—
2005	1.00	0.018	—	0.018	(0.018)	—	(0.018)	—
2004	1.00	0.006	—	0.006	(0.006)	—	(0.006)	—

	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income to Average Net Assets

California Tax-Free Money Market Fund

Fiduciary Shares
2008	$1.00	2.55%	$460,265	0.49%	0.76%	2.42%
2007	1.00	3.13	226,583	0.48	0.79	3.08
2006	1.00	2.57	176,711	0.48	0.79	2.53
2005	1.00	1.46	188,716	0.45	0.82	1.44
2004	1.00	0.58	205,576	0.42	0.81	0.57

Class A Shares
2008	$1.00	2.30%	$674,650	0.74%	1.01%	2.17%
2007	1.00	2.87	329,718	0.72	1.04	2.83
2006	1.00	2.32	278,442	0.73	1.03	2.30
2005	1.00	1.21	268,133	0.70	1.07	1.19
2004	1.00	0.33	274,403	0.67	1.06	0.32

Class S Shares
2008	$1.00	2.04%	$34,968	0.99%	1.06%	1.92%
2007	1.00	2.61	56,721	0.98	1.09	2.60
2006	1.00	2.05	40,753	0.99	1.09	2.03
2005	1.00	0.90	37,543	1.00	1.12	0.92
2004	1.00	0.07	33,091	0.92	1.11	0.07

Diversified Money Market Fund

Fiduciary Shares
2008	$1.00	3.81%	$2,193,518	0.54%	0.76%	3.66%
2007	1.00	4.98	1,764,559	0.52	0.78	4.87
2006	1.00	4.02	1,923,511	0.52	0.79	3.93
2005	1.00	1.94	2,118,149	0.53	0.81	1.91
2004	1.00	0.64	2,039,495	0.52	0.81	0.63

Class A Shares
2008	$1.00	3.55%	$981,601	0.79%	1.01%	3.41%
2007	1.00	4.72	792,969	0.78	1.03	4.62
2006	1.00	3.76	724,910	0.77	1.04	3.74
2005	1.00	1.69	556,443	0.78	1.06	1.67
2004	1.00	0.39	543,320	0.77	1.06	0.38

Class S Shares
2008	$1.00	3.29%	$333,995	1.04%	1.06%	3.16%
2007	1.00	4.47	372,409	1.03	1.08	4.37
2006	1.00	3.49	464,413	1.05	1.10	3.29
2005	1.00	1.39	645,362	1.08	1.11	1.37
2004	1.00	0.09	750,722	1.07	1.11	0.08

U.S. Government Money Market Fund

Fiduciary Shares
2008	$1.00	3.25%	$576,230	0.54%	0.78%	3.14%
2007	1.00	4.90	456,802	0.53	0.79	4.80
2006	1.00	3.93	506,572	0.53	0.79	3.88
2005	1.00	1.86	437,804	0.53	0.82	1.83
2004	1.00	0.57	386,661	0.53	0.82	0.57

The accompanying notes are an integral part of the financial statements.

132	1.800.433.6884

		Investment Activities			Dividends and Distributions

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees

U.S. Government Money Market Fund (continued)

Class A Shares
2008	$1.00	$0.029	$0.001	$0.030	$(0.030)	$—	$(0.030)	$—
2007	1.00	0.045	—	0.045	(0.045)	—	(0.045)	—
2006	1.00	0.036	—	0.036	(0.036)	—	(0.036)	—
2005	1.00	0.015	0.001	0.016	(0.016)	—	(0.016)	—
2004	1.00	0.003	—	0.003	(0.003)	—	(0.003)	—

Class B Shares
2008	$1.00	$0.022	$0.001	$0.023	$(0.023)	$—	$(0.023)	$—
2007	1.00	0.038	—	0.038	(0.038)	—	(0.038)	—
2006	1.00	0.028	0.001	0.029	(0.029)	—	(0.029)	—
2005	1.00	0.008	0.001	0.009	(0.009)	—	(0.009)	—
2004	1.00	0.001	—	0.001	(0.001)	—	(0.001)	—

Class C Shares
2008	$1.00	$0.024	$0.001	$0.025	$(0.025)	$—	$(0.025)	$—
2007	1.00	0.041	—	0.041	(0.041)	—	(0.041)	—
2006 (1)	1.00	0.025	(0.001)	0.024	(0.024)	—	(0.024)	—

Class S Shares
2008	$1.00	$0.026	$0.001	$0.027	$(0.027)	$—	$(0.027)	$—
2007	1.00	0.043	—	0.043	(0.043)	—	(0.043)	—
2006	1.00	0.034	(0.001)	0.033	(0.033)	—	(0.033)	—
2005	1.00	0.014	(0.001)	0.013	(0.013)	—	(0.013)	—
2004	1.00	0.001	—	0.001	(0.001)	—	(0.001)	—

100% U.S. Treasury Money Market Fund

Fiduciary Shares
2008	$1.00	$0.023	$—	$0.023	$(0.023)	$—	$(0.023)	$—
2007	1.00	0.045	—	0.045	(0.045)	—	(0.045)	—
2006	1.00	0.035	—	0.035	(0.035)	—	(0.035)	—
2005	1.00	0.016	—	0.016	(0.016)	—	(0.016)	—
2004	1.00	0.005	—	0.005	(0.005)	—	(0.005)	—

Class A Shares
2008	$1.00	$0.020	$—	$0.020	$(0.020)	$—	$(0.020)	$—
2007	1.00	0.042	—	0.042	(0.042)	—	(0.042)	—
2006	1.00	0.032	0.001	0.033	(0.033)	—	(0.033)	—
2005	1.00	0.014	—	0.014	(0.014)	—	(0.014)	—
2004	1.00	0.002	—	0.002	(0.002)	—	(0.002)	—

Class S Shares
2008	$1.00	$0.018	$—	$0.018	$(0.018)	$—	$(0.018)	$—
2007	1.00	0.040	—	0.040	(0.040)	—	(0.040)	—
2006	1.00	0.030	—	0.030	(0.030)	—	(0.030)	—
2005	1.00	0.011	—	0.011	(0.011)	—	(0.011)	—
2004	1.00	0.001	—	0.001	(0.001)	—	(0.001)	—

	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income to Average Net Assets

U.S. Government Money Market Fund (continued)

Class A Shares
2008	$1.00	2.99%	$80,235	0.79%	1.05%	2.89%
2007	1.00	4.64	33,560	0.78	1.04	4.55
2006	1.00	3.67	32,754	0.78	1.04	3.61
2005	1.00	1.61	33,440	0.78	1.07	1.55
2004	1.00	0.32	42,134	0.78	1.07	0.32

Class B Shares
2008	$1.00	2.30%	$127	1.48%	1.51%	2.20%
2007	1.00	3.91	432	1.48	1.54	3.85
2006	1.00	2.93	780	1.50	1.54	2.83
2005	1.00	0.87	1,178	1.51	1.57	0.79
2004	1.00	0.05	1,684	1.05	1.57	0.05

Class C Shares
2008	$1.00	2.53%	$251	1.24%	1.28%	2.44%
2007	1.00	4.16	29	1.23	1.29	4.09
2006 (1)	1.00	2.40	61	1.23 *	1.29 *	3.80 *

Class S Shares
2008	$1.00	2.74%	$161,100	1.04%	1.08%	2.64%
2007	1.00	4.38	128,681	1.03	1.09	4.30
2006	1.00	3.40	93,026	1.04	1.09	3.41
2005	1.00	1.31	58,602	1.08	1.12	1.38
2004	1.00	0.06	32,923	1.04	1.12	0.06

100% U.S. Treasury Money Market Fund

Fiduciary Shares
2008	$1.00	2.27%	$465,490	0.54%	0.76%	2.21%
2007	1.00	4.56	334,211	0.53	0.78	4.47
2006	1.00	3.58	391,906	0.52	0.78	3.54
2005	1.00	1.65	406,281	0.53	0.82	1.60
2004	1.00	0.50	415,385	0.52	0.81	0.47

Class A Shares
2008	$1.00	2.02%	$125,056	0.79%	1.01%	1.96%
2007	1.00	4.30	151,880	0.78	1.03	4.22
2006	1.00	3.32	177,512	0.78	1.04	3.20
2005	1.00	1.40	201,034	0.78	1.07	1.39
2004	1.00	0.25	164,225	0.77	1.06	0.22

Class S Shares
2008	$1.00	1.77%	$168,509	1.04%	1.06%	1.71%
2007	1.00	4.04	228,905	1.03	1.08	3.97
2006	1.00	3.04	231,826	1.04	1.09	3.01
2005	1.00	1.09	259,991	1.08	1.12	1.09
2004	1.00	0.08	265,195	0.94	1.11	0.05

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.

**	Total return is for the period indicated and has not been annualized.

†	Per share amounts calculated using average shares method.

(1)	Commenced operations on December 1, 2005.

The accompanying notes are an integral part of the financial statements.

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notes to financial statements
July 31, 2008

1. organization

HighMark® Funds (“HighMark”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 10, 1987.

HighMark is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end investment company with twenty-four funds: Balanced Fund, Cognitive Value Fund, Core Equity Fund, Enhanced Growth Fund, Fundamental Equity Fund, International Opportunities Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Advantage Fund, Small Cap Value Fund, Value Momentum Fund (collectively the “Equity Funds”), Bond Fund, California Intermediate Tax-Free Bond Fund, National Intermediate Tax-Free Bond Fund and Short Term Bond Fund (collectively the “Fixed Income Funds”), Capital Growth Allocation Fund, Diversified Equity Allocation Fund, Growth & Income Allocation Fund and Income Plus Allocation Fund (collectively the “Asset Allocation Funds”), California Tax-Free Money Market Fund, Diversified Money Market Fund, Treasury Plus Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Money Market Fund (collectively the “Money Market Funds”). The Equity Funds, the Fixed Income Funds, the Asset Allocation Funds and the Money Market Funds are collectively the “Funds” and each is a “Fund.” Pursuant to HighMark’s multiple class plan, the Funds may offer up to six classes of shares, Class A Shares, Class B Shares and Class C Shares (collectively called the “Retail Shares”), Fiduciary Shares, Class S Shares and Class M Shares. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies and strategies.

As of July 31, 2008, Fundamental Equity Fund and Treasury Plus Money Market Fund have not commenced operations.

On January 31, 2004, the Class B Shares of the Funds were closed to purchases by new and existing investors. Existing investors, however, may still exchange shares and reinvest distributions in Class B Shares of the Funds.

2. significant accounting policies

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and assumptions.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Where available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. These third-party pricing agents may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. Such techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are obtained daily from recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long option positions and the closing ask price for short option positions. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions.

Investments in registered investment companies are priced at the fund’s daily net asset value. The assets of each of the Asset Allocation Funds consist primarily of the investments in underlying affiliated registered investment companies, which are valued at their respective daily net asset values in accordance with the above, Board-approved, pricing procedures.

Securities for which market prices are not readily available are valued in accordance with the Funds’ Fair Value Procedures established by HighMark’s Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s

134	1.800.433.6884

primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for a significant amount of time; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities held by the Funds that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If HighMark Capital Management, Inc. (the “Adviser” or the “Administrator”), a wholly owned subsidiary of Union Bank of California, N.A. (a wholly owned subsidiary of UnionBanCal Corporation), or the sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it shall request that a Committee meeting be called.

The International Opportunities Fund also uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund will value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars on the following basis:

(I)	market value of investment securities, assets and liabilities at the current rate of exchange; and

(II)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities. The Funds report certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — The International Opportunities Fund may enter into spot and forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are “marked-to-market” daily using the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded. The International Opportunities Fund realizes gains and losses at the time the spot or forward contracts are extinguished. Unrealized gains or losses on outstanding positions in spot and forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The International Opportunities Fund could be exposed to risk if the counter-parties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Also, the risk exists that losses could exceed amounts disclosed on the statement of assets and liabilities. As of July 31, 2008, the International Opportunities Fund was the only Fund to have open forward foreign currency contracts.

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums, if any, during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date, or in the case of certain foreign investments as soon as the Fund is made aware of it.

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notes to financial statements (continued)
July 31, 2008

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of repurchase agreements and procedures adopted by the Adviser, are designed to ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by a Fund may be delayed or limited.

Options Transactions — In order to produce incremental earnings and protect gains or minimize losses, certain Funds, as described in their prospectuses, may participate in options transactions including writing covered call options. A risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the underlying security increases. Also, certain Funds may purchase call or put options with respect to securities that are permitted investments, as described in the Funds’ prospectuses. The risk in purchasing options is limited to the premium paid. Counterparty risk is the risk to the option buyer that the writer will not buy or sell the underlying as agreed.

A Fund realizes a gain or loss upon the expiration of a written call or purchased call or put option, respectively. When a written call option is closed prior to expiration by being exercised, the proceeds on the sale are increased by the amount of original premium received.

When a purchased call or put option is closed prior to expiration by being exercised, the cost of investments purchased or sold, respectively, is increased by the amount of original premium paid.

A Fund records unrealized depreciation when the underlying security’s market price rises (in case of a written call) and unrealized appreciation/depreciation when the underlying security’s market price changes (in case of a purchased call or put) to the extent sufficient to cover the option premium and transaction costs (see Note 8).

Futures Contracts - The Core Equity Fund and the Small Cap Advantage Fund utilized futures contracts during the year ended July 31, 2008. The Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices or are designed for tactical hedging purposes. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be a decrease in the price of the underlying securities or index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. Additionally, the risk exists that losses could exceed amounts disclosed on the statement of assets and liabilities. As of July 31, 2008, the Small Cap Advantage Fund was the only Fund to have open futures contracts.

Securities Purchased on a When-Issued Basis — Delivery and payment for securities that have been purchased by a Fund on a when-issued or forward commitment basis can take place up to a month or more after the trade date. During the period, such securities are subject to market fluctuations and the Fund may maintain, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates or other market environment factors. Therefore, the purchase of securities on a “when-issued” basis may increase the risk of fluctuations in a Fund’s net asset value.

Discounts and Premiums — Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using a method that approximates the effective interest method.

Classes — Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

Asset Allocation Funds — In addition to the direct expenses borne by the shareholders of the Asset Allocation Funds the shareholders also bear indirectly a proportionate share of the expenses of the investment companies in which the Funds invest (“underlying funds”). Capital gain distributions from the underlying funds are booked as realized gains.

Dividends and Distributions to Shareholders — Dividends from net investment income for the Money Market Funds are declared daily and paid monthly. Each of the Equity Funds may declare and pay dividends from net investment income periodically, each of the Fixed Income Funds may declare dividends from net investment income daily and pay monthly and the Asset Allocation Funds may declare and pay dividends from net investment income quarterly. None of the Funds has a targeted dividend rate and none of the Funds guarantees that it will pay any dividends or other distributions. Any net realized capital gains, if any, will be distributed at least annually by all Funds.

136	1.800.433.6884

Deferred Compensation Plan — Under the deferred compensation plan approved by the Board, members of the Board who are not officers or employees of Union Bank of California N.A. (the “Bank”) or any subsidiary of the Bank (the “Trustees”) are permitted to defer a portion of their annual compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in shares of Funds selected by the Trustees, which has the same economic effect for the Trustees as if the Trustees had invested the deferred amounts in such Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of HighMark. However, HighMark has elected to invest in shares of those Funds selected by the Trustees in order to match the deferred compensation obligation. The deferred compensation is allocated to the Funds based on average net assets.

Redemption and Exchange Fees — The redemption fee and the exchange fee are designed to discourage short-term trading proceeds of the fees will be recorded as an increase to paid-in capital of the applicable Fund.

Current, effective October 16, 2006

Fiduciary Class

Cognitive Value	2% redemption and	30 days or less
	exchange fees	after purchase
International Opportunities	2% redemption and	30 days or less
	exchange fees	after purchase
Small Cap Advantage	2% redemption and	30 days or less
	exchange fees	after purchase
Small Cap Value	2% redemption and	30 days or less
	exchange fees	after purchase

Class A

Cognitive Value	2% redemption and	30 days or less
	exchange fees	after purchase
International Opportunities	2% redemption and	30 days or less
	exchange fees	after purchase
Small Cap Advantage	2% redemption and	30 days or less
	exchange fees	after purchase
Small Cap Value	2% redemption and	30 days or less
	exchange fees	after purchase

Class M

Cognitive Value	2% redemption and	30 days or less
	exchange fees	after purchase
International Opportunities	2% redemption and	30 days or less
	exchange fees	after purchase

For the year ended July 31, 2008, the Cognitive Value Fund, the International Opportunities Fund and the Small Cap Value Fund received redemption fees of $14, $1,837, and $2,686, respectively. A Fund’s redemption fees are allocated to all classes in that Fund based on relative net assets.

3. agreements and transactions with affiliates

HighMark and the Adviser are parties to an Investment Advisory agreement. For its services, the Adviser is entitled to receive a fee with respect to each Fund, which is calculated daily and paid monthly, based on the daily net assets of each Fund, at an annual rate of:

Balanced	0.60%
Cognitive Value	0.75% on the first $500 million
0.70% on assets over $500 million
Core Equity	0.60%
Enhanced Growth	0.75% on the first $500 million
0.70% on the next $500 million
0.65% on assets over $1 billion
Fundamental Equity	0.60%
International Opportunities	0.95% on the first $250 million
0.90% on the next $250 million
0.85% on the next $500 million
0.80% on assets over $1 billion
Large Cap Growth	0.60%
Large Cap Value	0.60%
Small Cap Advantage	0.95%
Small Cap Value	1.00%
Value Momentum	0.60%
Capital Growth Allocation *	0.175%
Diversified Equity Allocation *	0.175%
Growth & Income Allocation *	0.175%
Income Plus Allocation *	0.175%
Bond	0.50%
California Intermediate Tax-Free Bond	0.50%
National Intermediate Tax-Free Bond	0.50%
Short Term Bond	0.40%
California Tax-Free Money Market	0.30%
Diversified Money Market	0.30%
Treasury Plus Money Market	0.30%
U.S. Government Money Market	0.30%
100% U.S. Treasury Money Market	0.30%

*	Effective December 1, 2007, the advisory fee was changed to 0.175%. Prior to December 1, 2007, the advisory fee was 0.20%.

Effective December 1, 2007, the Adviser has contractually agreed to reduce its fees throughout the period December 1, 2007 through July 31, 2008 and for the period ending November 30, 2008 and to the extent necessary, to reimburse the Funds, in order to limit the Funds from exceeding certain expense limitations as follows:

	Fiduciary Shares	Class A Shares	Class B Shares	Class C Shares	Class M Shares	Class S Shares

Balanced	0.97%	1.22%	1.82%	1.82%	n/a	n/a
Cognitive Value	1.17	1.42	n/a	2.02	1.02%	n/a
Core Equity	0.95	1.20	1.80	1.80	n/a	n/a
Enhanced Growth	1.15	1.40	n/a	2.00	1.00	n/a

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notes to financial statements (continued)
July 31, 2008

	Fiduciary Shares	Class A Shares	Class B Shares	Class C Shares	Class M Shares	Class S Shares

International
Opportunities	1.42%	1.57%	n/a	2.27%	1.27%	n/a
Large Cap Growth	0.97	1.22	1.82%	1.82	n/a	n/a
Large Cap Value	0.95	1.20	1.80	1.80	n/a	n/a
Small Cap Advantage	1.32	1.57	n/a	2.17	n/a	n/a
Small Cap Value	1.37	1.62	2.22	2.22	n/a	n/a
Value Momentum	0.97	1.22	1.82	1.82	n/a	n/a
Capital Growth
Allocation	0.34	0.60	n/a	1.30	n/a	n/a
Diversified Equity
Allocation	0.36	0.60	n/a	1.32	n/a	n/a
Growth & Income
Allocation	0.34	0.58	n/a	1.28	n/a	n/a
Income Plus
Allocation	0.40	0.65	n/a	1.35	n/a	n/a
Bond	0.77	1.02	1.70	1.45	n/a	n/a
California Intermediate
Tax-Free Bond	0.52	0.77	1.47	1.22	n/a	n/a
National Intermediate
Tax-Free Bond	0.30	0.55	n/a	n/a	n/a	n/a
Short Term Bond	0.68	0.93	n/a	1.38	n/a	n/a
California Tax-Free
Money Market	0.55	0.80	n/a	n/a	n/a	1.05%
Diversified Money
Market	0.55	0.80	n/a	n/a	n/a	1.05
U.S. Government
Money Market	0.55	0.80	1.50	1.25	n/a	1.05
100% U.S. Treasury
Money Market	0.55	0.80	n/a	n/a	n/a	1.05
n/a — not applicable

Effective August 1, 2007 through November 30, 2007, the Adviser had contractually agreed to reduce its fees (except for Class M Shares, for which it has agreed to reduce its fees for the period beginning April 3, 2006 and ending on April 2, 2008), and to the extent necessary, to reimburse the Funds, in order to limit the Funds from exceeding certain expense limitations as follows:

	Fiduciary Shares	Class A Shares	Class B Shares	Class C Shares	Class M Shares	Class S Shares

Balanced	0.97%	1.22%	n/a	n/a	n/a	n/a
Cognitive Value	1.23	1.48	n/a	n/a	1.09%	n/a
Core Equity	0.95	1.20	n/a	n/a	n/a	n/a
Enhanced Growth	1.15	1.40	n/a	n/a	1.00	n/a
International
Opportunities	1.53	1.57	n/a	n/a	1.45	n/a
Large Cap Growth	0.97	1.22	n/a	n/a	n/a	n/a
Large Cap Value	0.95	1.20	n/a	n/a	n/a	n/a
Small Cap Advantage	1.32	1.57	n/a	n/a	n/a	n/a
Small Cap Value	1.37	1.62	n/a	n/a	n/a	n/a
Value Momentum	0.97	1.22	n/a	n/a	n/a	n/a
Capital Growth
Allocation	1.35	1.60	n/a	2.30%	n/a	n/a
Diversified Equity
Allocation	1.40	1.65	n/a	2.35	n/a	n/a
Growth & Income
Allocation	1.25	1.50	n/a	2.20	n/a	n/a
Income Plus Allocation	1.20	1.45	n/a	2.15	n/a	n/a
Bond	0.77	1.02	n/a	n/a	n/a	n/a
California Intermediate
Tax-Free Bond	0.52	0.77	1.47%	1.22	n/a	n/a
National Intermediate
Tax-Free Bond	0.30	0.55	n/a	1.00	n/a	n/a
Short Term Bond	0.68	0.93	n/a	n/a	n/a	n/a
California Tax-Free Money Market	0.55	0.80	n/a	n/a	n/a	n/a

	Fiduciary Shares	Class A Shares	Class B Shares	Class C Shares	Class M Shares	Class S Shares

Diversified Money
Market	0.55%	0.80%	n/a	n/a	n/a	n/a
U.S. Government
Money Market	0.55	0.80	n/a	n/a	n/a	n/a
100% U.S. Treasury Money
Market	0.55	0.80	n/a	n/a	n/a	n/a
n/a — not applicable/Class is not subject to an expense limitation.

Each Fund’s total actual annual operating expense rate for the year ended July 31, 2008, was less than the amount shown for such Fund above due to additional waivers/reimbursements by the Administrator described below.

Effective April 3, 2006, the Adviser and Bailard, Inc. (“Bailard”) entered into an investment sub-advisory agreement relating to the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. Bailard is entitled to receive a fee at the annual rate of 0.375% of the daily net assets on the first $500 million and 0.35% on the daily net assets over $500 million of the Cognitive Value Fund. Bailard is entitled to receive a fee at the annual rate of 0.375% of the daily net assets on the first $500 million, 0.350% on the daily net assets on the next $500 million and 0.325% on the daily net assets over $1 billion of the Enhanced Growth Fund. Bailard is entitled to receive a fee at the annual rate of 0.475% of the daily net assets on the first $250 million, 0.450% on the daily net assets on the next $250 million, 0.425% on the daily net assets on the next $500 million and 0.400% on the daily net assets over $1 billion of the International Opportunities Fund. Bailard’s fee is paid from the Adviser’s fee.

Effective March 31, 2003, the Adviser and Aronson+Johnson +Ortiz, LP (“AJO”) entered into an investment sub-advisory agreement relating to the Large Cap Value Fund. AJO is entitled to receive a fee at the annual rate of 0.30% of the daily net assets of the Large Cap Value Fund. AJO’s fee is paid from the Adviser’s fee.

Effective October 1, 2001, the Adviser and LSV Asset Management (“LSV”) entered into an investment sub-advisory agreement relating to the Small Cap Value Fund. LSV is entitled to receive a fee at the annual rate of 0.65% of the daily net assets on the first $50 million, 0.55% of the daily net assets on the next $50 million and 0.50% on the daily net assets over $100 million of the Small Cap Value Fund. LSV’s fee is paid from the Adviser’s fee.

Effective December 10, 2007, the Administrator and HighMark are parties to an Administration Agreement under which the Administrator provides the Funds with management and administrative services for an annual fee of 0.15% of the first $8 billion of the average daily net assets of the Funds and 0.14% of such average daily net assets in excess of $8 billion allocated to each Fund based on its respective net assets. Prior to December 10, 2007, the Administrator and HighMark were parties to an Administrative Services Agreement under

138	1.800.433.6884

which the Administrator provided the Funds with management and administrative services for an annual fee of 0.15% of the first $10 billion of the average daily net assets of the Funds and 0.145% of such average daily net assets in excess of $10 billion allocated to each Fund based on its respective net assets, possibly subject to certain minimum fees. The Administrator may voluntarily waive its fee, subject to termination at any time by the Administrator, to the extent necessary to limit the total operating expenses of a Fund. From August 1, 2007 through November 30, 2007, the Administrator voluntarily waived such portion of its administrative fee for all the Funds to reduce the annualized total expense ratio of each Fund by 0.025%. Effective December 1, 2007, the voluntary Administrator waiver was discontinued.

Effective December 3, 2007 for the Equity Funds and the Asset Allocation Funds and December 10, 2007 for the Fixed Income Funds and Money Market Funds, pursuant to a separate agreement with the Administrator, PNC Global Investment Servicing (U.S.) Inc. (the “Sub-Administrator”) performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of 0.025% of the first $8 billion of the aggregate average net assets of the Funds and 0.015% of such assets in excess of $8 billion. Prior to December 3, 2007 for the Equity Funds and the Asset Allocation Funds and December 10, 2007 for the Fixed Income and Money Market Funds, pursuant to a separate agreement with SEI Investments Global Funds Services (the “Former Sub-Administrator”), the Former Sub-Administrator performed sub-administration services on behalf of each Fund, for which it received a fee paid by the Administrator at the annual rate of 0.04% of the first $10 billion of the daily net assets of the Funds and 0.035% of such assets in excess of $10 billion. For the year ended July 31, 2008, the Sub-Administrator and Former Sub-Administrator earned sub-administration fees in the amounts of $1,297,766 and $1,455,301, respectively.

As part of the Administration Agreement, the Administrator is responsible for certain fees charged by the HighMark Funds’ transfer agent and certain routine legal expenses incurred by the HighMark Funds. These expenses are included in “Reduction of Expenses by the Administrator” on the Statement of Operations. Prior to December 10, 2007 and effective December 1, 2005, the Former Sub-Administrator had agreed to absorb these expenses on behalf of the Administrator. These expenses are reflected on the Statements of Operations as “Reduction of Expenses by the Former Sub-Administrator.” The agreement with the former Sub-Administrator did not apply to any new Funds or classes of shares which commenced operations subsequent to December 1, 2005.

Certain officers and Interested Trustees of HighMark are also officers of the Adviser, the Adviser’s parent and the Sub-

Administrator. Such officers and Interested Trustees, except for the Funds’ Chief Compliance Officer, are paid no fees by the Funds for serving as officers of HighMark.

The independent Trustees receive quarterly retainer fees and fees and expenses for each meeting of the Board attended which is paid by the Funds.

State Street Bank and Trust Company (“State Street”) serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Funds. State Street has sub-contracted such services to its affiliate, Boston Financial Data Services. All transfer agency related expenses are allocated pro rata amongst all of the Funds based on their respective net assets.

Effective January 1, 2008, PFPC Distributors, Inc. (the “Distributor”) and HighMark are parties to an underwriting agreement dated January 1, 2008. HighMark has adopted 12b-1 Plans (the “Plans”) with respect to Class A, Class B, Class C and Class S Shares that allow each Fund to pay distribution and service fees to the Distributor as compensation for its services under the Plans. The Distributor receives a distribution fee computed daily and paid monthly, at the annual rate of 0.25% of the daily net assets attributable to each Fund’s Class A Shares, 0.75% of the daily net assets attributable to each Fund’s Class B Shares, 1.00% of the daily net assets attributable to each Fund’s Class C Shares (0.75% of the daily net assets of the Bond Fund, the California Intermediate Tax-Free Bond Fund, the Short Term Bond Fund and the U.S. Government Money Market Fund) and 0.55% of the daily net assets attributable to each Fund’s Class S Shares, which may be used by the Distributor to provide compensation for sales support and distribution activities. Prior to January 1, 2008, SEI Investments Distribution Co. (the “Prior Distributor”) and HighMark were parties to a distribution agreement dated February 15, 1997. No compensation was paid to the Prior Distributor for services rendered to the Fiduciary Shares under this agreement. HighMark had adopted 12b-1 Plans (the “Plans”) with respect to Class A, Class B, Class C and Class S Shares that allowed each Fund to pay distribution and service fees to the Prior Distributor as compensation for its services under the Plans. The Prior Distributor received a distribution fee computed daily and paid monthly, at the annual rate of 0.25% of the average daily net assets attributable to each Fund’s Class A Shares, 0.75% of the average daily net assets attributable to each Fund’s Class B Shares, 1.00% of the average daily net assets attributable to each Fund’s Class C Shares (0.75% of the average daily net assets of the Bond Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the Short Term Bond Fund and the U.S. Government Money Market Fund) and 0.55% of the average daily net assets attributable to each Fund’s Class S Shares, which could be used by the Prior Distributor to provide compensation for sales support and distribution activities. For the year ended July 31, 2008, the Distributor and Prior Distributor earned distribution fees in the amounts of $6,238,436 and

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notes to financial statements (continued)
July 31, 2008

$4,312,088, respectively. The Distributor voluntarily agreed to waive up to 0.55% of the distribution fee attributable to Class S Shares of the 100% U.S. Treasury Money Market Fund beginning April 24, 2008 and ending May 8, 2008. The distributor waived $4,971 during the period.

HighMark has also adopted Shareholder Service Plans permitting payment of compensation to service providers, that may include Union Bank of California, N.A., or its affiliates, that have agreed to provide certain shareholder support services for its customers who own Fiduciary, Class A, or Class B Shares. In consideration for such services, a service provider is entitled to receive compensation at the annual rate of up to 0.25% of the average daily net assets of the applicable class or classes of shares of the Funds. The service providers have agreed to waive a portion of their fees for all Funds for the year ended July 31, 2008. For the year ended July 31, 2008, Union Bank of California, N.A. or its affiliates earned shareholder servicing fees, net of waivers, from the Funds in the amount of approximately $4,832,748, which is included in shareholder servicing fees and the related waivers on the statement of operations.

A sales charge is imposed on purchases of Class A Shares at the following rates:

Class A Shares*

Balanced	5.50%
Cognitive Value	5.50
Core Equity	5.50
Enhanced Growth	5.50
Fundamental Equity	5.50
International Opportunities	5.50
Large Cap Growth	5.50
Large Cap Value	5.50
Small Cap Advantage	5.50
Small Cap Value	5.50
Value Momentum	5.50
Capital Growth Allocation	5.50
Diversified Equity Allocation	5.50
Growth & Income Allocation	5.50
Income Plus Allocation	4.50
Bond	2.25
California Intermediate Tax-Free Bond	2.25
National Intermediate Tax-Free Bond	2.25
Short Term Bond	2.25

*	Maximum sales charge as a percentage of offering price. Lower sales charges apply based on amount invested.

A contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of Class B Shares. The CDSC varies depending on the number of years from the purchase of Class B Shares until the redemption of such shares.

Years Since Purchase Made	Contingent Deferred Sales Charge

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and Following	None

A CDSC of 1% is imposed when Class C Shares are redeemed within the first year of purchase.

Union Bank of California, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian, as compensation for its services, receives a fee at the annual rate of 0.01% of each Fund’s daily net assets except for the International Opportunities Fund which pays fees based on transactions and assets. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

4. investment transactions

The purchases and sales (including maturities) of investment securities by the Equity Funds and Fixed Income Funds, excluding short-term investments and U.S. government securities, for the year ended July 31, 2008 are as follows:

	Investment Securities

	Purchases	Sales

Balanced	$9,615,337	$16,629,733
Cognitive Value	108,850,307	109,425,232
Core Equity	67,481,146	84,153,301
Enhanced Growth	30,365,372	28,451,855
International Opportunities	371,622,857	324,870,656
Large Cap Growth	52,200,365	69,266,369
Large Cap Value	215,462,942	318,296,905
Small Cap Advantage	26,887,565	23,083,319
Small Cap Value	44,895,058	143,482,132
Value Momentum	73,512,942	136,095,526
Capital Growth Allocation	18,346,408	23,440,088
Diversified Equity Allocation	4,034,536	4,808,538
Growth & Income Allocation	17,120,179	20,743,923
Income Plus Allocation	6,250,505	6,312,743
Bond	82,499,536	61,895,914
California Intermediate Tax-Free Bond	17,103,957	16,017,185
National Intermediate Tax-Free Bond	12,736,130	14,525,984
Short Term Bond	15,768,559	9,782,711

The purchases and sales (including maturities) of U.S. government securities by the Equity Funds and Fixed Income Funds for the year ended July 31, 2008 are as follows:

	Investment Securities

	Purchases	Sales

Balanced	$559,004	$3,465,329
Bond	25,117,161	63,370,643
Short Term Bond	6,843,463	14,290,500

140	1.800.433.6884

Investments made by the Asset Allocation Funds in other Funds are considered to be investments in Affiliated Companies as defined under section 2(a)(3) of the 1940 Act. A summary of the investment and income activity in each Affiliated Registered Investment Company’s Fiduciary Shares for each Asset Allocation Fund is as follows:

Capital Growth Allocation

Affiliated Registered Investment Company	Contributions	Withdrawals	Realized Gains (Losses)	Income from Affiliated Investments

Cognitive Value	$571,768	$296,009	$38,931	$11,103
Core Equity	3,200,048	3,566,456	1,020,081	247,812
Enhanced Growth	951,962	—	—	—
International
Opportunities	1,733,224	4,955,338	738,707	203,578
Large Cap Growth	2,904,699	2,500,925	326,060	64,504
Large Cap Value	878,768	865,840	436,563	87,430
Small Cap Advantage	1,466,997	1,894,305	(364,748)	38,973
Small Cap Value	331,010	842,216	(89,303)	21,473
Value Momentum	2,632,537	4,739,613	1,272,644	137,940
Bond	50,492	766,230	9,820	50,492
Short Term Bond	1,249,805	2,697,580	33,446	235,143
Diversified Money
Market	9,887,703	9,088,409	—	12,508

Total:	$25,859,013	$32,212,921	$3,422,201	$1,110,956

Diversified Equity Allocation

Affiliated Registered Investment Company	Contributions	Withdrawals	Realized Gains (Losses)	Income from Affiliated Investments

Cognitive Value	$101,717	$86,325	$(8,527)	$1,043
Core Equity	820,796	1,021,229	(48,366)	23,895
Enhanced Growth	103,896	9,845	195	—
International
Opportunities	550,869	1,065,832	66,575	17,043
Large Cap Growth	602,142	487,522	(2,546)	4,957
Large Cap Value	262,026	199,837	(694)	5,767
Small Cap Advantage	326,269	400,268	(70,945)	3,504
Small Cap Value	57,072	122,805	(17,922)	1,669
Value Momentum	571,678	919,568	46,040	13,209
Diversified Money
Market	2,185,399	2,181,353	—	729

Total:	$5,581,864	$6,494,584	$(36,190)	$71,816

Growth & Income Allocation

Affiliated Registered Investment Company	Contributions	Withdrawals	Realized Gains (Losses)	Income from Affiliated Investments

Cognitive Value	$441,190	$205,242	$29,312	$7,849
Core Equity	2,430,928	2,095,958	658,548	163,436
Enhanced Growth	670,320	—	—	—
International
Opportunities	1,184,203	3,105,719	594,633	141,260
Large Cap Growth	2,093,930	1,340,794	249,678	45,024
Large Cap Value	745,703	555,048	325,749	65,478
Small Cap Advantage	1,331,064	1,435,494	(306,851)	28,155
Small Cap Value	301,705	566,562	(62,106)	15,929
Value Momentum	1,722,420	2,797,793	875,640	91,561
Bond	1,431,791	3,710,083	(32,661)	351,543
Short Term Bond	2,497,373	4,665,494	46,357	457,612
Diversified Money
Market	10,570,953	8,993,414	—	30,889

Total:	$25,421,580	$29,471,601	$2,378,299	$1,398,736

Income Plus Allocation

Affiliated Registered Investment Company	Contributions	Withdrawals	Realized Gains (Losses)	Income from Affiliated Investments

Cognitive Value	$55,743	$28,451	$627	$753
Core Equity	894,091	716,141	100,332	17,370
Enhanced Growth	49,799	—	—	—
International
Opportunities	279,631	406,041	56,736	7,417
Large Cap Growth	540,502	408,490	56,557	4,979
Large Cap Value	239,222	184,710	43,139	6,048
Small Cap Advantage	236,298	202,891	(44,350)	2,322
Small Cap Value	66,771	81,851	(10,513)	1,170
Value Momentum	596,906	578,771	73,420	9,859
Bond	1,137,033	1,538,924	(14,441)	118,838
Short Term Bond	1,812,054	2,114,133	23,219	153,693
Diversified Money
Market	3,383,319	3,016,644	—	7,819

Total:	$9,291,369	$9,277,047	$284,726	$330,268

Amounts designated as “—” are either $0 or have been rounded to $0.

5. federal income taxes

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

HighMark has adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2004 through 2007) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in their financial statements.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed realized gains or undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Permanent differences primarily attributable to net operating losses, distribution reclasses, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities, reclassifications of long-term capital gain distributions on Real Estate Investment Trust securities, gains and losses on passive foreign investment companies and

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notes to financial statements (continued)
July 31, 2008

the classification of gains and losses on foreign currency for tax purposes. The following permanent differences have been reclassified to/from the following accounts:

	Undistributed Net Investment Income	Undistributed Net Realized Gain	Paid-in Capital

Balanced	$(3,232)	$3,230	$2
Cognitive Value	433	(433)	—
Core Equity	(480)	480	—
Enhanced Growth	409,682	(50,635)	(359,047)
International
Opportunities	734,286	(734,294)	8
Large Cap Growth	—	6	(6)
Large Cap Value	(745)	755	(10)
Small Cap Advantage	(25)	24	1
Small Cap Value	(1,211)	1,213	(2)
Value Momentum	26,969	(26,973)	4
Capital Growth Allocation	310,953	(310,953)	—
Diversified Equity Allocation	34,031	(34,031)	—
Growth & Income Allocation	220,875	(220,875)	—
Income Plus Allocation	19,083	(19,082)	(1)
Bond	(153,601)	153,572	29
California Intermediate Tax-Free Bond	(615)	—	615
National Intermediate Tax-Free Bond	14	60	(74)
Short Term Bond	(9,504)	9,504	—
California Tax-Free Money Market	314	(314)	—
Diversified Money Market	1	—	(1)
Amounts designated as “—” are $0.

These reclassifications have no effect on net assets or net asset value per share of the Funds.

The tax character of dividends and distributions paid on a tax basis during the years or periods ended July 31, 2008 and July 31, 2007 (unless otherwise indicated) were as follows:

	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total

Balanced
2008	$—	$934,500	$3,147,282	$4,081,782
2007	—	892,855	1,353,305	2,246,160
Cognitive Value
2008	—	6,087,369	6,418,924	12,506,293
2007	—	3,757,145	8,036,202	11,793,347
Core Equity
2008	—	1,733,115	4,583,567	6,316,682
2007	—	1,358,602	—	1,358,602
International Opportunities
2008	—	8,361,480	12,638,486	20,999,966
2007	—	10,940,715	16,124,964	27,065,679
Large Cap Growth
2008	—	645,788	—	645,788
2007	—	129,821	—	129,821
Large Cap Value
2008	—	4,771,580	21,188,728	25,960,308
2007	—	4,469,061	—	4,469,061

	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total

Small Cap Advantage
2008	$—	$373,281	$—	$373,281
2007 (1)	—	—	—	—
Small Cap Value
2008	—	7,886,554	31,949,288	39,835,842
2007	—	5,557,593	30,728,277	36,285,870
Value Momentum
2008	—	8,018,880	68,992,262	77,011,142
2007	—	6,894,594	47,715,194	54,609,788
Capital Growth Allocation
2008	—	830,703	2,876,290	3,706,993
2007	—	901,594	838,958	1,740,552
Diversified Equity Allocation
2008	—	44,861	49,404	94,265
2007	—	9,478	4,415	13,893
Growth & Income Allocation
2008	—	1,123,280	1,861,253	2,984,533
2007	—	1,179,083	645,215	1,824,298
Income Plus Allocation
2008	—	263,793	222,575	486,368
2007	—	202,993	84,492	287,485
Bond
2008	—	18,743,832	—	18,743,832
2007	—	18,996,114	—	18,996,114
California Intermediate Tax-Free Bond
2008	4,196,912	—	156,668	4,353,580
2007	4,686,115	17,106	483,233	5,186,454
National Intermediate Tax-Free Bond
2008	2,633,003	—	35,241	2,668,244
2007	2,999,078	8,849	272,785	3,280,712
Short Term Bond
2008	—	2,376,636	—	2,376,636
2007	—	1,952,355	—	1,952,355
California Tax-Free Money Market
2008	18,921,011	314	—	18,921,325
2007	16,561,981	89,255	2	16,651,238
Diversified Money Market
2008	—	118,751,093	—	118,751,093
2007	—	136,702,094	—	136,702,094
U.S. Government Money Market
2008	—	23,477,753	—	23,477,753
2007	—	26,998,416	—	26,998,416
100% U.S. Treasury Money Market
2008	—	17,703,720	—	17,703,720
2007	—	31,862,276	—	31,862,276

(1) Commenced operations on March 1, 2007.

(2) Commenced operations on November 15, 2006.

Amounts designated as “–” are $0.

142	1.800.433.6884

As of July 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Post- October Losses	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)

Balanced	$18,669	$—	$—	$—	$(93,061)	$1,432,968	$—	$1,358,576
Cognitive Value	334,768	—	—	—	(4,320,646)	(546,024)	—	(4,531,902)
Core Equity	14,570	—	—	(568,503)	(8,355,262)	(5,178,379)	—	(14,087,574)
Enhanced Growth	—	—	—	(3,312,471)	—	15,118,196	—	11,805,725
International
Opportunities	4,196,000	—	5,426,417	—	(1,853,268)	49,762,768	—	57,531,917
Large Cap Growth	463,255	—	—	(127,181,421)	(3,192,501)	756,325	—	(129,154,342)
Large Cap Value	41,924	—	—	—	(17,318,898)	(6,419,167)	—	(23,696,141)
Small Cap Advantage	33,539	—	—	(767,062)	(3,044,951)	(2,039,709)	—	(5,818,183)
Small Cap Value	748,263	—	—	—	(577,132)	(32,308,416)	—	(32,137,285)
Value Momentum	2,227,395	—	16,417,048	—	—	41,103,104	—	59,747,547
Capital Growth Allocation	8,482	—	3,314,579	—	—	(8,484,805)	—	(5,161,744)
Diversified Equity
Allocation	—	—	85,979	—	—	(1,065,134)	—	(979,155)
Growth & Income
Allocation	53,193	—	2,602,200	—	—	(5,546,517)	—	(2,891,124)
Income Plus Allocation	13,715	—	265,889	—	—	(594,468)	—	(314,864)
Bond	396,882	—	—	(3,717,220)	—	(1,494,019)	—	(4,814,357)
California Intermediate
Tax-Free Bond	—	20,126	234,365	—	—	2,189,853	—	2,444,344
National Intermediate
Tax-Free Bond	—	15,232	56,500	—	—	1,265,599	—	1,337,331
Short Term Bond	15,005	—	—	(31,759)	—	138,786	—	122,032
California Tax-Free
Money Market	58,253	666,115	—	—	—	—	(723,753)	615
Diversified Money Market	3,324,503	—	—	—	—	—	(3,313,646)	10,857
U.S. Government
Money Market	868,975	—	—	(32,670)	—	—	(868,976)	(32,671)
100% U.S. Treasury
Money Market	443,502	—	—	(179,049)	(21,505)	(45,338)	(443,502)	(245,892)

Amounts designated as “—” are either not applicable or $0.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through July 31, 2008, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

For Federal income tax purposes, capital loss carryforwards represent net realized losses of a Fund that may be carried forward for a maximum period of eight years and applied against future net capital gains. At July 31, 2008, the Funds had capital loss carry-forwards available to offset future realized capital gains through the indicated expiration dates:

	2010	2011	2012	2013	2014	2015	2016	Total

Core Equity	$—	$—	$—	$—	$—	$—	$568,503	$568,503
Enhanced Growth	—	—	2,550,849	761,621	—	—	—	3,312,470
Large Cap Growth	88,156,404	39,025,017	—	—	—	—	—	127,181,421
Small Cap
Advantage	—	—	—	—	—	—	767,062	767,062
Bond	—	—	3,717,220	—	—	—		3,717,220
Short Term Bond	—	—	—	—	—	31,759	—	31,759
U.S. Government
Money Market	16,090	14,850	—	1,112	618	—	—	32,670
100% U.S. Treasury
Money Market	—	150,895	—	—	—	16,174	11,980	179,049

Amounts designated as “—” are either not applicable or $0.

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notes to financial statements (continued)
July 31, 2008

During the year ended July 31, 2008, capital loss carry-forwards that were utilized to offset gains are as follows:

Enhanced Growth	$3,112,431
Large Cap Growth	870,620
Bond	4,145,233
Short Term Bond	66,465
Diversified Money Market	5,669
U.S. Government Money Market	2,103

At July 31, 2008, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds are as follows:

	Federal Tax Cost	Appreciation	Depreciation	Total

Balanced	$30,661,906	$3,272,677	$(1,839,709)	$1,432,968
Cognitive Value	122,306,320	9,388,713	(9,934,737)	(546,024)
Core Equity	109,557,245	8,797,290	(13,975,669)	(5,178,379)
Enhanced Growth	131,527,043	23,577,946	(8,459,750)	15,118,196
International Opportunities	323,830,732	61,731,681	(11,983,073)	49,748,608
Large Cap Growth	112,449,022	9,407,288	(8,650,963)	756,325
Large Cap Value	241,699,062	15,808,071	(22,227,238)	(6,419,167)
Small Cap Advantage	36,432,049	2,525,413	(4,565,122)	(2,039,709)
Small Cap Value	210,539,877	10,783,074	(43,091,490)	(32,308,416)
Value Momentum	349,921,164	74,443,612	(33,340,508)	41,103,104
Capital Growth Allocation	69,618,955	29,734	(8,514,539)	(8,484,805)
Diversified Equity Allocation	6,068,958	—	(1,065,134)	(1,065,134)
Growth & Income Allocation	63,238,880	65,863	(5,612,380)	(5,546,517)
Income Plus Allocation	9,107,999	7,051	(601,519)	(594,468)
Bond	404,405,410	5,324,923	(6,818,942)	(1,494,019)
California Intermediate Tax-Free Bond	120,237,152	2,586,561	(396,708)	2,189,853
National Intermediate Tax-Free Bond	67,944,062	1,428,176	(162,577)	1,265,599
Short Term Bond	53,992,191	370,028	(231,242)	138,786
California Tax-Free Money Market	1,137,847,225	—	—	—
Diversified Money Market	3,507,159,289	—	—	—
U.S. Government Money Market	817,933,065	—	—	—
100% U.S. Treasury Money Market	758,504,294	—	(45,338)	(45,338)

The difference between book and tax cost basis is attributable primarily to the tax deferral of losses on wash sales, cumulative market discounts, realization of unrealized gains on passive foreign investment companies, and the deferral of losses on straddles.

6. securities lending

The Custodian serves as the Funds’ securities lending agent. Certain Funds lend their securities to approved brokers to earn additional income and receive cash and/or securities as collateral to secure the loans. The Custodian rebates to the brokers certain negotiated amounts if cash is received as collateral for securities on loan. Additionally, the Custodian receives fees for administering the securities lending program for the Funds. For the year ended July 31, 2008, these fees totaled $174,280. Such fees and rebates reduce the overall income the Funds earned on securities purchased with cash collateral, which is reflected net as a reduction to securities lending income in the Statements of Operations. The Funds maintain collateral at not less than 100% of the value of loaned securities, provided that the initial collateral was 102% for domestic U.S. securities, and 105% for international securities. If cash collateral is received, a related liability is shown on the statements of assets and liabilities. Although the risk of securities lending is mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

7. concentration of credit risk

The California Intermediate Tax-Free Bond Fund and the California Tax-Free Money Market Fund invest in debt securities issued by the State of California and its political subdivisions. The ability of the issuers of the securities held by these Funds to meet their obligations may be affected by economic and political developments in that state.

Each Fund may invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

8. option contracts

Transactions in written covered call options during the year ended July 31, 2008 are summarized as follows:

	Value Momentum

Written Call Options Transactions	Number of Contracts	Premium Received

Call Options Written and Outstanding at
beginning of period	—	$—
Call Options Purchased During Period	14	45,108
Call Options Expired During Period.	(14)	(45,108)

Call Options Written and Outstanding at
End of Period	—	$—

144	1.800.433.6884

9. other (unaudited)

At July 31, 2008, the percentage of total shares outstanding held by shareholders of record (comprised of omnibus accounts held on behalf of several individual shareholders) owning 10% or greater of the aggregate total shares outstanding for each Fund is as follows:

	No. of Shareholders	% Ownership

Balanced	2	27%
Cognitive Value	1	14%
Core Equity	2	64%
Enhanced Growth	1	13%
International Opportunities	1	12%
Large Cap Growth	2	42%
Large Cap Value	1	28%
Small Cap Advantage	3	82%
Small Cap Value	—	—
Value Momentum	2	38%
Capital Growth Asset Allocation	—	—
Diversified Equity Asset Allocation	—	—
Growth & Income Asset Allocation	—	—
Income Plus Asset Allocation	—	—
Bond	3	64%
California Intermediate Tax-Free Bond	2	62%
National Intermediate Tax-Free Bond	2	87%
Short Term Bond Fund	2	52%
California Tax-Free Money Market	2	97%
Diversified Money Market	2	78%
U.S. Government Money Market	1	69%
100% US Treasury Money Market	2	75%

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notes to financial statements (continued)
July 31, 2008

10. shares issued and redeemed

Transactions in Fund Shares are as follows for the years or periods ended July 31 (unless otherwise indicated).

	Balanced Fund		Cognitive Value Fund		Core Equity Fund		Enhanced Growth Fund

	2008	2007	2008	2007	2008	2007	2008	2007

Shares Issued and Redeemed:
Fiduciary Shares:
Issued	224,344	302,695	82,588	236,494	1,170,241	2,247,895	188,328	—
Issued in Lieu of Cash Distributions	227,147	121,272	25,229	35,638	489,167	42,850	—	—
Redeemed	(918,175)	(858,667)	(57,871)	(230,498)	(2,626,048)	(2,120,957)	(9,630)	—

Total Fiduciary Share Transactions	(466,684)	(434,700)	49,946	41,634	(966,640)	169,788	178,698	—

Class A Shares:
Issued	44,301	72,453	31,368	254,018	243,676	684,650	247,300	17,280
Issued in Lieu of Cash Distributions	46,586	20,643	38,751	27,373	36,420	4,098	—	—
Redeemed	(120,045)	(103,155)	(310,447)	(28,209)	(732,351)	(130,554)	(197,929)	(81)

Total Class A Share Transactions	(29,158)	(10,059)	(240,328)	253,182	(452,255)	558,194	49,371	17,199

Class B Shares:
Issued	786	8	—	—	312	1,068	—	—
Issued in Lieu of Cash Distributions	12,512	7,197	—	—	10,678	1,136	—	—
Redeemed	(62,992)	(74,732)	—	—	(48,085)	(44,397)	—	—

Total Class B Share Transactions	(49,694)	(67,527)	—	—	(37,095)	(42,193)	—	—

Class C Shares:
Issued	1,770	2,768	9,406	3,078	14,067	58,117	41,545	814
Issued in Lieu of Cash Distributions	2,660	979	1,417	31	3,631	204	—	—
Redeemed	(1,046)	(1,500)	(8,195)	(938)	(17,135)	(11,046)	(10,316)	(265)

Total Class C Share Transactions	3,384	2,247	2,628	2,171	563	47,275	31,229	549

Class M Shares:
Issued	—	—	733,815	537,580	—	—	781,399	1,180,737
Issued in Lieu of Cash Distributions	—	—	974,307	775,495	—	—	—	—
Redeemed	—	—	(705,153)	(416,241)	—	—	(1,037,810)	(2,668,855)

Total Class M Share Transactions	—	—	1,002,969	896,834	—	—	(256,411)	(1,488,118)

Net Increase (Decrease) in Share Transactions	(542,152)	(510,039)	815,215	1,193,821	(1,455,427)	733,064	2,887	(1,470,370)

Amounts designated as “—” are either not applicable or $0.

(1)	Commenced operations on March 1, 2007.

146	1.800.433.6884

International Opportunities Fund		Large Cap Growth Fund		Large Cap Value Fund		Small Cap Advantage Fund		Small Cap Value Fund

2008	2007	2008	2007	2008	2007	2008	2007(1)	2008	2007

7,296,541	4,617,911	1,747,897	2,603,971	2,962,239	4,705,500	570,272	1,519,235	1,328,721	4,040,378
358,810	252,004	36,110	8,498	988,287	128,876	15,445	—	1,892,461	1,182,247
(2,227,873)	(349,097)	(2,665,186)	(3,376,232)	(3,759,560)	(2,867,165)	(408,989)	(55,311)	(6,667,393)	(3,791,496)

5,427,478	4,520,818	(881,179)	(763,763)	190,966	1,967,211	176,728	1,463,924	(3,446,211)	1,431,129

2,139,940	1,345,856	234,378	165,500	2,638,113	2,654,132	7,238	6,226	1,041,063	1,072,675
114,802	46,042	2,904	—	624,580	98,755	117	—	540,900	360,496
(1,619,671)	(152,647)	(403,711)	(547,241)	(9,767,918)	(2,488,353)	(3,330)	(2)	(1,960,590)	(1,493,084)

635,071	1,239,251	(166,429)	(381,741)	(6,505,225)	264,534	4,025	6,224	(378,627)	(59,913)

—	—	6,820	7	1,274	10,265	—	—	3,124	5,052
—	—	—	—	8,360	1,058	—	—	149,225	91,300
—	—	(246,633)	(292,266)	(66,828)	(69,191)	—	—	(311,819)	(176,500)

—	—	(239,813)	(292,259)	(57,194)	(57,868)	—	—	(159,470)	(80,148)

309,710	263,013	30,713	28,026	87,316	145,186	1,654	6,940	124,183	337,569
18,648	17,678	—	—	34,669	2,989	61	—	237,531	149,473
(101,741)	(44,914)	(57,919)	(69,443)	(195,390)	(68,750)	(497)	(6)	(863,234)	(322,285)

226,617	235,777	(27,206)	(41,417)	(73,405)	79,425	1,218	6,934	(501,520)	164,757

1,796,408	3,004,634	—	—	—	—	—	—	—	—
1,320,525	2,393,418	—	—	—	—	—	—	—	—
(3,237,297)	(1,561,299)	—	—	—	—	—	—	—	—

(120,364)	3,836,753	—	—	—	—	—	—	—	—

6,168,802	9,832,599	(1,314,627)	(1,479,180)	(6,444,858)	2,253,302	181,971	1,477,082	(4,485,828)	1,455,825

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notes to financial statements (continued)

10. shares issued and redeemed (concluded)

Transactions in Fund Shares are as follows for the years or periods ended July 31 (unless otherwise indicated).

	Value Momentum Fund		Capital Growth Allocation Fund		Diversified Equity Allocation Fund		Growth & Income Allocation Fund

	2008	2007	2008	2007(1)	2008	2007(2)	2008	2007(1)

Shares Issued and Redeemed:
Fiduciary Shares:
Issued	2,143,368	2,438,084	786	29,598	801	8,829	4,313	4,282
Issued in Lieu of Cash Distributions	3,322,446	1,962,131	1,249	336	27	60	34	1
Redeemed	(5,148,223)	(4,658,436)	(24,165)	—	(8,749)	(157)	(22)	(4,261)

Total Fiduciary Share Transactions	317,591	(258,221)	(22,130)	29,934	(7,921)	8,732	4,325	22

Class A Shares:
Issued	161,446	210,490	278,600	906,338	105,860	250,010	347,710	810,774
Issued in Lieu of Cash Distributions	232,212	133,048	90,764	41,747	1,852	162	81,007	52,054
Redeemed	(292,694)	(323,219)	(477,511)	(373,597)	(199,763)	(17,566)	(632,342)	(304,705)

Total Class A Share Transactions	100,964	20,319	(108,147)	574,488	(92,051)	232,606	(203,625)	558,123

Class B Shares:
Issued	6,495	9,504	—	—	—	—	—	—
Issued in Lieu of Cash Distributions	51,309	32,281	—	—	—	—	—	—
Redeemed	(119,721)	(83,067)	—	—	—	—	—	—

Total Class B Share Transactions	(61,917)	(41,282)	—	—	—	—	—	—

Class C Shares:
Issued	13,220	28,505	264,500	580,168	69,216	99,570	177,756	522,137
Issued in Lieu of Cash Distributions	15,437	7,013	46,065	20,785	1,693	72	37,959	17,715
Redeemed	(27,813)	(11,719)	(494,082)	(142,919)	(28,796)	(4,382)	(223,089)	(115,229)

Total Class C Share Transactions	844	23,799	(183,517)	458,034	42,113	95,260	(7,374)	424,623

Net Increase (Decrease) in Share Transactions	357,482	(255,385)	(313,794)	1,062,456	(57,859)	336,598	(206,674)	982,768

	National Intermediate Tax-Free Fund		Short Term Bond Fund		California Tax-Free Money Market Fund		Diversified Money Market Fund

	2008	2007	2008	2007	2008	2007	2008	2007

Shares Issued and Redeemed:
Fiduciary Shares:
Issued	564,935	236,749	1,902,800	2,493,372	846,130,227	641,908,098	4,327,811,865	4,525,094,725
Issued in Lieu of Cash Distributions	5,827	24,185	136,116	110,632	1,861	1,014	15,723,323	19,336,001
Redeemed	(1,093,671)	(900,301)	(2,250,606)	(777,292)	(612,450,912)	(592,038,647)	(3,914,585,355)	(4,703,462,103)

Total Fiduciary Share Transactions	(522,909)	(639,367)	(211,690)	1,826,712	233,681,176	49,870,465	428,949,833	(159,031,377)

Class A Shares:
Issued	521,618	80,153	17,828	203,483	1,282,339,617	483,967,866	921,690,597	894,427,558
Issued in Lieu of Cash Distributions	12,616	10,322	515	2,597	10,287,649	8,529,305	32,024,956	35,490,871
Redeemed	(176,655)	(66,491)	(6,469)	(304,487)	(947,695,908)	(441,219,556)	(765,088,384)	(861,893,926)

Total Class A Share Transactions	357,579	23,984	11,874	(98,407)	344,931,358	51,277,615	188,627,169	68,024,503

Class B Shares:
Issued	—	—	—	—	—	—	—	—
Issued in Lieu of Cash Distributions	—	—	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—	—	—

Total Class B Share Transactions	—	—	—	—	—	—	—	—

Class C Shares:
Issued	—	—	16,692	7,495	—	—	—	—
Issued in Lieu of Cash Distributions	3	63	425	330	—	—	—	—
Redeemed	(554)	(1,776)	(143,235)	(100,449)	—	—	—	—

Total Class C Share Transactions	(551)	(1,713)	(126,118)	(92,624)	—	—	—	—

Class S Shares:
Issued	—	—	—	—	214,722,740	216,148,100	966,908,639	1,087,759,012
Issued in Lieu of Cash Distributions	—	—	—	—	991,129	1,277,181	12,090,280	17,934,002
Redeemed	—	—	—	—	(237,466,586)	(201,457,024)	(1,017,415,877)	(1,197,713,805)

Total Class S Share Transactions	—	—	—	—	(21,752,717)	15,968,257	(38,416,958)	(92,020,791)

Net Increase (Decrease) in Share Transactions	(165,881)	(617,096)	(325,934)	1,635,681	556,859,817	117,116,337	579,160,044	(183,027,665)

Amounts designated as “—” are either not applicable or $0.

(1) Fiduciary Shares commenced operations on November 15, 2006.

(2) Commenced operations on November 15, 2006

148	1.800.433.6884

Income Plus Allocation Fund		Bond Fund		California Intermediate Tax-Free Bond Fund

2008	2007(1)	2008	2007	2008	2007

6,598	4,716	5,550,734	5,541,157	1,366,316	757,727
73	1	818,064	778,167	37,174	56,496
(6,391)	—	(7,341,400)	(10,660,498)	(1,466,765)	(1,284,085)

280	4,717	(972,602)	(4,341,174)	(63,275)	(469,862)

127,262	117,072	500,872	140,114	775,798	100,257
10,355	6,036	110,329	112,858	61,351	85,637
(130,996)	(47,646)	(615,722)	(698,864)	(771,100)	(1,180,845)
—

6,621	75,462	(4,521)	(445,892)	66,049	(994,951)

—	—	6,784	3,171	10	16
—	—	14,940	20,027	8,297	11,728
—	—	(151,270)	(157,499)	(122,568)	(111,957)

—	—	(129,546)	(134,301)	(114,261)	(100,213)

205,163	91,505	16,141	1,929	108,152	7,622
5,493	3,154	206	170	1,216	1,259
(225,367)	(20,927)	(7,441)	(982)	(4,311)	(37,501)

(14,711)	73,732	8,906	1,117	105,057	(28,620)

(7,810)	153,911	(1,097,763)	(4,920,250)	(6,430)	(1,593,646)

U.S. Government Money Market Fund		100% U.S. Treasury Money Market Fund

2008	2007	2008	2007

4,204,228,557	3,562,106,046	2,153,237,219	2,256,237,927
278,761	378,569	476,152	788,652
(4,085,080,590)	(3,612,255,185)	(2,022,392,025)	(2,314,728,890)

119,426,728	(49,770,570)	131,321,346	(57,702,311)

218,625,558	127,289,013	420,820,826	428,419,395
1,397,049	1,430,284	3,317,198	5,596,808
(173,347,595)	(127,913,020)	(450,945,975)	(459,648,183)

46,675,012	806,277	(26,807,951)	(25,631,980)

47,375	42,387	—	—
5,485	21,843	—	—
(358,009)	(411,983)	—	—

(305,149)	(347,753)	—	—

489,763	122,686	—	—
4,154	3,121	—	—
(271,635)	(157,751)	—	—

222,282	(31,944)	—	—

902,215,809	731,413,982	1,138,854,924	1,169,539,862
3,742,080	5,031,848	3,913,913	10,211,437
(873,538,994)	(700,791,388)	(1,203,145,682)	(1,182,673,909)

32,418,895	35,654,442	(60,376,845)	(2,922,610)

198,437,768	(13,689,548)	44,136,550	(86,256,901)

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notes to financial statements (concluded)
July 31, 2008

11. new accounting pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 (SFAS No. 157), “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. As of July 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of assets and liabilities.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

12. subsequent event

Two new series of HighMark, HighMark Fundamental Equity Fund and HighMark Treasury Plus Money Market Fund, commenced operations on August 4, 2008 and August 14, 2008, respectively.

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report of independent registered public accounting firm

To the Shareholders and Board of Trustees of HighMark Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of HighMark Funds (the “Funds”) comprising Balanced Fund, Cognitive Value Fund, Core Equity Fund, Enhanced Growth Fund, International Opportunities Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Advantage Fund, Small Cap Value Fund, Value Momentum Fund, Capital Growth Allocation Fund, Diversified Equity Allocation Fund, Growth & Income Allocation Fund, Income Plus Allocation Fund, Bond Fund, California Intermediate Tax-Free Bond Fund, National Intermediate Tax-Free Bond Fund, Short Term Bond Fund, California Tax-Free Money Market Fund, Diversified Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Money Market Fund as of July 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each period ending on or before September 30, 2005 of Cognitive Value Fund, Enhanced Growth Fund and International Opportunities Fund were audited by other auditors whose report, dated November 11, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing opinions on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Highmark Funds as of July 31, 2008, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Princeton, New Jersey
September 25, 2008

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notice to shareholders (unaudited)

For shareholders that do not have a July 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2008 tax year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2008, each Fund is designating the following items with regard to distributions paid during the year.

Fund	15% Rate Long-Term Capital Gain Distribution	Ordinary Income Distributions (Tax Basis)	Tax Exempt Income Distributions	Total	Qualified Dividends and Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (15% Tax Rate for QDI) (2)	U.S. Government Interest (3)	Qualified Interest Income

Balanced	77.11%	22.89%	0.00%	100.00%	21.66%	27.99%	8.38%	45.49%
Cognitive Value	51.33%	48.67%	0.00%	100.00%	14.10%	100.00%	0.00%	8.33%
Core Equity	72.56%	27.44%	0.00%	100.00%	100.00%	100.00%	0.00%	0.80%
International Opportunities (4)	60.18%	39.82%	0.00%	100.00%	0.00%	88.39%	0.00%	2.20%
Large Cap Growth	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	7.33%
Large Cap Value	81.62%	18.38%	0.00%	100.00%	100.00%	100.00%	0.00%	1.58%
Small Cap Advantage	0.00%	100.00%	0.00%	100.00%	30.60%	100.00%	0.00%	7.70%
Small Cap Value	80.20%	19.80%	0.00%	100.00%	62.80%	100.00%	0.00%	10.45%
Value Momentum	89.59%	10.41%	0.00%	100.00%	81.73%	100.00%	0.00%	0.56%
Capital Growth Allocation	77.59%	22.41%	0.00%	100.00%	60.33%	100.00%	0.00%	1.42%
Diversified Equity Allocation	52.41%	47.59%	0.00%	100.00%	97.02%	100.00%	0.00%	0.00%
Growth & Income Allocation	62.36%	37.64%	0.00%	100.00%	32.92%	63.34%	1.85%	2.29%
Income Plus Allocation	45.76%	54.24%	0.00%	100.00%	17.52%	24.40%	2.91%	3.24%
Bond	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	9.80%	98.80%
California Intermediate Tax-Free Bond (5)	3.60%	0.00%	96.40%	100.00%	0.00%	0.00%	0.00%	0.00%
National Intermediate Tax-Free Bond	1.32%	0.00%	98.68%	100.00%	0.00%	0.00%	0.00%	0.00%
Short Term Bond	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	3.73%	98.91%
California Tax-Free Money Market (5)	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	100.00%
Diversified Money Market	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	100.00%
U.S. Government Money Market	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.14%	100.00%
100% U.S. Treasury
Money Market (6)	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	100.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by the law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of each Fund, except for the 100% U.S. Treasury Money Market Fund, who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The fund intends to pass through a foreign tax credit to the shareholders. For the fiscal year ended 2008, the total amount of foreign source income is $12,713,129. The total amount of foreign tax to be paid is $566,436. Your allocable share of the foreign tax credit will be reported on Form 1099 Div.

(5)

For residents of California: the California Intermediate Tax-Free Bond Fund and the California Tax-Free Money Market Fund met the quarterly diversification test for the fiscal year ended July 31, 2008.

(6)

For residents of California, Connecticut and New York: The 100% U.S. Treasury Money Market Fund met the quarterly diversification test for the fiscal year ended July 31, 2008. All income earned by the 100% U.S. Treasury Money Market Fund is designated tax exempt income for state income tax purposes.

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trustees and officers (unaudited)

Information pertaining to the trustees and officers of HighMark Funds (the “Trust”) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Board Members.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members as defined in the 1940 Act.” Currently, the Trust does not have any Interested Board Members. The Statement of Additional Information (“SAI”) includes additional information about Fund directors. The SAI is available upon request, by calling 1-800-433-6884. The following trustees and officers list is current as of September 18, 2008.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Highmark Funds Complex Overseen by Board Member[3]	Other Directorships Held by Board Member[4]

Independent Board Members
David Benkert 51	Trustee, Chairman	Since 03/04	From April 1, 1992 to present, Principal, Navigant Consulting, Inc. (Financial Consulting — Healthcare).	24	None

Thomas L. Braje 65	Trustee, Vice Chairman	Since 06/87	Prior to retirement in October 1996, Vice President and Chief Financial Officer of Bio Rad Laboratories, Inc.	24	None

Evelyn Dilsaver[5] 53	Trustee	Since 01/08	Formerly Executive Vice President for The Charles Schwab Corporation, and President and Chief Executive Officer of Charles Schwab Investment Management. Prior to July 2004, Senior Vice President, Asset Management Products and Services. Prior to July 2003, Executive Vice President - Chief Financial Officer and Chief Administrative Officer for U.S. Trust Company, a subsidiary of The Charles Schwab Corporation.	24	Longs Drug Corporation (LDG); Aeropostale, Inc. (ARO)

David A. Goldfarb 66	Trustee	Since 06/87	Partner, Goldfarb & Simens, Certified Public Accountants.	24	None

Michael L. Noel 67	Trustee	Since 12/98	President, Noel Consulting Company since 1998. Senior Advisor, Saber Partners (financial advisory firm) since 2002. Member, Board of Directors, Avista Corp. (utility company), since January 2004. Member, Board of Directors, SCAN Health Plan, since 1997. From April 1997 to December 1998, Member of HighMark Funds Advisory Board.	24	Avista Corp. (AVA)

Robert M. Whitler 70	Trustee	Since 12/98	Prior to retirement in 1996, Executive Vice President and Chief Trust Officer of Union Bank of California, N.A. From April 1997 to December 1998, Member of HighMark Funds Advisory Board. From April 1997 to April 2002, Director, Current Income Shares, Inc. (closed-end investment company).	24	None

Interested Board Members and Officers
Earle A. Malm II6 350 California Street San Francisco, CA 94104 59	Trustee, President	Since 12/05 (President) Since 01/08 (Trustee)	Chairman of the Board of the Adviser since February 2005. President, Chief Executive Officer and Director of the Adviser since October 2002.	24	N/A

Colleen Cummings 4400 Computer Drive Westborough, MA 01581 37	Controller and Chief Financial Officer	Since 12/07

Vice President and Director, Client Services Administration, PNC Global Investment Servicing (U.S.) Inc., since June 2004. Senior Manager, Fund Administration, PNC Global Investment Servicing (U.S.) Inc. from 1998 to 2004.

				N/A	N/A

1	Each trustee may be contacted by writing to the Trustee c/o HighMark Funds, One Freedom Valley Drive, Oaks, PA 19456.

2

Each trustee shall hold office during the lifetime of the Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Trust’s by-laws.

3

The “HighMark Funds Complex” consists of all registered investment companies for which HighMark Capital Management, Inc. serves as investment adviser. As of July 31, 2008, the HighMark Funds Complex consisted of 24 Funds, two of which had not commenced investment operations as of the same date.

4

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

5	Evelyn Dilsaver joined the Board of Trustees on January 1, 2008.

6	Earle Malm joined the Board of Trustees on January 1, 2008 and is an “interested person” under the 1940 Act by virtue of his position with HighMark Capital Management, Inc.

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officers (unaudited) (concluded)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Highmark Funds Complex Overseen by Board Member[1]	Other Directorships Held by Board Member[2]

Pamela O’Donnell 350 California Street San Francisco, CA 94104 44	Treasurer	Since 12/05

Vice President and Director of Mutual Funds Administration since 2003. Vice President of Operations and Client Service of the Adviser from 2003 to 2005. Vice President of Finance and Administration of MiFund, Inc. from March 2000 to May 2002.

				N/A	N/A

Catherine Vacca 350 California Street San Francisco, CA 94111 51	Chief Compliance Officer	Since 9/04

Senior Vice President and Chief Compliance Officer of the Adviser since July 2004. From December 2002 to July 2004, Vice President and Chief Compliance Officer, Wells Fargo Funds Management, LLC. From November 2000 to February 2002, Vice President and Head of Fund Administration, Charles Schwab & Co., Inc.

				N/A	N/A

David James 99 High Street, 27th Floor Boston, MA 02110 37	Secretary	Since 12/07

Vice President and Counsel of PNC Global Investment Servicing (U.S.) Inc., since June 2006. Counsel and Assistant Vice President at State Street Bank and Trust Company from June 2000 through December 2004. Retired during 2005.

				N/A	N/A

R. Gregory Knopf 445 S. Figueroa Street Suite #306 Los Angeles, CA 90071 58	Vice President & Assistant Secretary	Since 9/04	Managing Director of the Adviser since 1998.	N/A	N/A

Carol Gould 99 High Street, 27th Floor Boston, MA 02110 47	Vice President & Assistant Secretary	Since 9/08	Assistant Vice President and Manager, PNC Global Investment Servicing (U.S.) Inc. since November 2004. Self-employed consultant from September 2002 to November 2004.	N/A	N/A

1

The “HighMark Funds Complex” consists of all registered investment companies for which HighMark Capital Management, Inc. serves as investment adviser. As of July 31, 2008, the HighMark Funds Complex consisted of 24 Funds, two of which had not commenced investment operations as of the same date.

2

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

154	1.800.433.6884

board approval of the existing advisory and sub-advisory agreements (unaudited)

The Board of Trustees, including all of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of HighMark, the Adviser or the sub-advisers of the Funds (“Independent Trustees”), considers matters bearing on the advisory agreement between HighMark and the Adviser (the “Investment Advisory Agreement”) and the sub-advisory agreements that relate to the Funds at most of its meetings throughout the year.

Once a year, usually in the summer, the Board of Trustees meets to extensively review the Investment Advisory Agreement and the sub-advisory agreements (except any agreement that is still within the first year of its initial term) to determine whether to approve the continuation of the agreements for an additional one-year period. In connection with these annual determinations, the Trustees receive materials that the Adviser and the Funds’ sub-advisers believe to be reasonably necessary for the Trustees to evaluate the agreements. These materials generally include, among other items,

•	information on the investment performance of the Funds and the performance of peer groups of mutual funds and the Funds’ performance benchmarks,

•

information on the Funds’ advisory and sub-advisory fees and other expenses, including information comparing the Funds’ expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints” (fee rates that decline as a percentage of Fund assets as Fund assets reach higher levels),

•	sales and redemption data for the Funds,

•	information about the profitability of the Adviser and the sub-advisers with respect to their provision of services to the Funds and

•	information obtained through the completion of an informational questionnaire sent to the Adviser and the sub-advisers by the Trustees.

The Board of Trustees may also consider other matters such as:

•	the Adviser’s and the sub-advisers’ financial results and financial condition,

•	the size, education and experience of the Adviser’s and each sub-adviser’s investment staff and their use of technology, external research and trading cost measurement tools,

•	the procedures employed to determine the value of the Funds’ assets,

•

the allocation of the Funds’ brokerage including allocations, if any, to brokers affiliated with the Adviser or any sub-adviser and the use of “soft” commission dollars to pay for research services for the Adviser and the sub-advisers,

•

the Adviser’s and the sub-advisers’ resources devoted to, and record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and

•	the outlook for the economy generally and for the mutual fund industry in particular.

Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser and the sub-advisers. The Trustees also meet with, and ask questions of, representatives of the Adviser and the sub-advisers, either in person or by conference telephone. As a consequence of this process, the Trust has in the past removed sub-advisers that have underperformed and has effected other changes in Fund portfolio management.

The Board of Trustees most recently approved the continuation of the Investment Advisory Agreement with respect to all of the Funds, other than HighMark Fundamental Equity Fund and HighMark Treasury Plus Money Market Fund (each of the Funds other than HighMark Fundamental Equity Fund and HighMark Treasury Plus Money Market Fund, an “Existing Fund”), and the sub-advisory agreements that relate to each of the Existing Funds that has a sub-adviser (the Investment Advisory Agreement, collectively with such sub-advisory agreements, the “Agreements”) at meetings held on June 26-27, 2008. For a discussion of the Board of Trustees’ consideration of the Investment Advisory Agreement as it relates to HighMark Fundamental Equity Fund and HighMark Treasury Plus Money Market Fund, which was also approved at the Board of Trustees’ meetings held on June 26-27, 2008, please see pages 157 through 158.

In considering whether to approve the continuation of the Agreements with respect to the Existing Funds at the meetings held on June 26-27, 2008, the Board of Trustees did not identify any single factor as determinative. Matters considered by the Trustees in connection with their approval of the Agreements as they relate to the Existing Funds included the following:

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board approval of the existing advisory and sub-advisory agreements (unaudited) (continued)

The nature, extent and quality of the services provided to the Existing Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser, Bailard, Inc., Aronson+Johnson+Ortiz, LP and LSV Asset Management (collectively, the “Managers”) and their affiliates to the Existing Funds and the resources dedicated to the Existing Funds by the Managers and their affiliates. The Trustees considered not only the advisory services provided by the Managers to the Existing Funds, but also the monitoring and oversight services provided by the Adviser with respect to the sub-advised Existing Funds. For each Existing Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements with respect to the Existing Funds.

Investment performance of the Existing Funds and the Managers. As noted above, the Trustees received information about the performance of the Existing Funds over various time periods, including information comparing the performance of the Funds to the performance of peer groups of funds and the Existing Funds’ respective performance benchmarks. In addition, the Trustees held various discussions with the Managers about Existing Fund performance, including discussions with the Adviser at each regular board meeting throughout the year. With respect to each Existing Fund, the Board of Trustees concluded that the Existing Fund’s performance supported the renewal of the Agreement(s) relating to that Existing Fund. In the case of each Existing Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board of Trustees concluded that other factors relevant to performance supported renewal of the Agreements with respect to the Existing Funds. These factors varied from Existing Fund to Existing Fund, but included one or more of the following: (1) that the Existing Fund’s performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by the Existing Fund’s Manager(s) that were reasonable and consistent with the Existing Fund’s investment objective and policies; (3) that the Existing Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (4) that the Existing Fund’s Manager(s) have taken or are taking steps designed to help improve the Existing Fund’s investment performance. The Trustees also noted that some of the Existing Funds were recently formed and therefore performance comparisons were unavailable or related to a time period that was too short for a comparison to be meaningful. In addition, the Trustees noted that some of the Existing Funds have sub-advisers or portfolio managers who have been managing the Existing Fund for a limited period of time, and that the long-term investment performance of those Existing Funds is not entirely attributable to the current sub-adviser’s or portfolio managers’ efforts. In such circumstances, the Trustees paid particular attention to the Existing Fund’s investment performance during the period for which the current sub-adviser or portfolio managers have managed the Existing Fund. The Trustees also considered each Manager’s performance and reputation generally, the Existing Funds’ performance as a fund family generally, and the historical responsiveness of the Managers to Trustee concerns about performance and the willingness of the Managers to take steps intended to improve performance. After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements with respect to the Existing Funds, that the performance of the Existing Funds and the Managers supported the renewal of the Agreements with respect to the Existing Funds.

The costs of the services to be provided and profits to be realized by the Managers and their affiliates from their respective relationships with the Existing Funds. The Trustees considered and had discussions with Fund management regarding the fees charged to the Existing Funds for advisory and sub-advisory services as well as the total expense levels of the Existing Funds. This information included comparisons of the Existing Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Managers to other funds and accounts with similar investment programs, if any. In considering the fees charged to such other funds or accounts, the Trustees considered, among other things, the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to manage mutual fund assets effectively. In evaluating each Existing Fund’s advisory fees (and sub-advisory fees, if any), the Trustees also took into account the demands, complexity and quality of the investment management of such Existing Fund. The Trustees also considered any compensation received by the Managers and their affiliates from the Existing Funds for providing services other than advisory or sub-advisory services. The Trustees reviewed information provided by the Managers as to the profitability of the Managers’ and their affiliates’ relationships with the Existing Funds, and information about the

156	1.800.433.6884

allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the performance of the relevant Existing Funds, the expense levels of the Existing Funds, and whether the Managers had implemented breakpoints in their fee schedules and/or expense caps with respect to such Existing Funds. After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory and sub-advisory fees charged to each of the Existing Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Managers and their affiliates in respect of their relationships with the Existing Funds supported the renewal of the Agreements with respect to the Existing Funds.

Economies of scale. The Trustees considered the existence of any economies of scale (i.e. decreasing per unit costs as a fund increases in asset size) in the provision of services by the Managers and whether those economies are shared with the Existing Funds through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees noted that all of the share classes of all of the Existing Funds benefited from expense caps. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Managers and their affiliates of their relationships with the Existing Funds, as discussed above. After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which any economies of scale are shared with the Existing Funds supported the renewal of the Agreements with respect to the Existing Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether each Existing Fund has operated in accordance with its investment objective and the Existing Fund’s record of compliance with its investment policies and restrictions, and the compliance programs of the Existing Funds and the Managers.

•

the nature, quality, cost and extent of administrative, custody, securities lending and shareholder services performed by the Adviser and its affiliates, both under the applicable Agreement and under other separate agreements with or with respect to HighMark.

•

so-called “fallout benefits” to the Managers, such as the engagement of affiliates of the Adviser to provide custody, securities lending, administration and other services to the Existing Funds, and the benefits of investment research provided to the Managers by reason of brokerage commissions generated by the Existing Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees concluded that the Agreements should be continued with respect to the Existing Funds through July 31, 2009.

In addition to the foregoing renewals, at the meetings held on June 26-27, 2008, the Board of Trustees approved the Investment Advisory Agreement with respect to two new series: HighMark Fundamental Equity Fund and HighMark Treasury Plus Money Market Fund (the “New Funds”). In considering whether to approve the Investment Advisory Agreement with respect to the New Funds, the Board of Trustees did not identify any single factor as determinative. Matters considered by the Trustees in connection with their approval of the Investment Advisory Agreement with respect to the New Funds included the following:

The nature, extent and quality of the services to be provided to the New Funds under the Investment Advisory Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and its affiliates to the New Funds and the resources to be dedicated to the New Funds by the Adviser and its affiliates. For each New Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the Investment Advisory Agreement, that the nature, extent and quality of services to be provided by the Adviser supported approval of the Investment Advisory Agreement with respect to the New Funds.

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board approval of the existing advisory and sub-advisory agreements (unaudited) (concluded)

Investment performance of the New Funds and the Adviser. As of the meetings held on June 26-27, 2008, neither of the New Funds had commenced investment operations, so neither had any investment performance to be considered. However, the Trustees considered the Adviser’s performance and reputation generally, the Existing Funds’ performance as a fund family generally, the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance of the Existing Funds. After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the Investment Advisory Agreement, that the capabilities of the Adviser to achieve satisfactory investment performance for the New Funds supported the approval of the Investment Advisory Agreement with respect to the New Funds.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the New Funds. The Trustees considered and had discussions with Fund management regarding the proposed fees to be charged to the New Funds for advisory services as well as the proposed total expense levels of the New Funds. This information included comparisons of the advisory fees and total expense levels of the New Funds to the advisory fees and total expense levels of other mutual funds within the same investment universe. In evaluating each New Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the New Funds. The Trustees also considered whether any compensation other than advisory fees would be received by the Adviser and its affiliates from the New Funds or any other Fund. The Trustees reviewed information provided by the Adviser as to the profitability of the Adviser and its affiliates’ relationships with the New Funds. When reviewing the profitability of the Adviser, the Trustees took into account the proposed expense levels of the New Funds and the proposed expense caps. After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the Investment Advisory Agreement, that the advisory fees proposed to be charged by the Adviser relating to its services to be provided to the New Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the New Funds supported the approval of the Investment Advisory Agreement with respect to the New Funds.

Economies of scale. The Trustees considered the possible existence of economies of scale (i.e. decreasing per unit costs as a Fund increases in asset size) in the provision of services by the Adviser and whether those economies of scale would be shared with the New Funds. The Trustees noted that all of the share classes of the New Funds are proposed to benefit from expense caps. In considering these issues, the Trustees also took note of the costs of the services to be provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the New Funds, as discussed above. After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the Investment Advisory Agreement, that the extent to which any economies of scale are to be shared with the New Funds supported the approval of the Investment Advisory Agreement with respect to the New Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•	the compliance programs of the New Funds and the Adviser.

•

the nature, quality, cost and extent of administrative, custody, securities lending and shareholder services to be performed by the Adviser and its affiliates, both under the Investment Advisory Agreement and under other separate agreements with or with respect to HighMark.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide custody, securities lending, administration and other services to the New Funds, and the benefits of investment research that might be provided to the Adviser by reason of brokerage commissions generated by the New Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees approved the Investment Advisory Agreement with respect to the New Funds.

158	1.800.433.6884

fund information

HighMark Funds is committed to managing our mutual funds in the best interests of our shareholders. The Board of Trustees of HighMark Funds has delegated the authority to vote proxies on behalf of the Funds that own voting securities to the Adviser. The Board has authorized the Adviser to delegate proxy voting authority with respect to a Fund to that Fund’s sub-adviser. A description of the proxy voting guidelines and policies that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling our investor services desk at 1-800-433-6884; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on HighMark Funds’ website at http://www.highmarkfunds.com. Information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling our investor services desk at 1-800-433-6884; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the HighMark Funds’ website at http://www.highmarkfunds.com. The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are (i) available without charge upon request by calling our investor services desk at 1-800-433-6884; (ii) available on the Commission’s website at http://www.sec.gov; (iii) available on the HighMark Funds’ website at http://www.highmarkfunds.com; and (iv) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Fiduciary Shares Information

Fund	Cusip	Ticker	Fund #
Balanced	431114792	HMBAX	491
Cognitive Value	431112390	HCLFX	2209
Core Equity	431112788	HMCFX	1627
Enhanced Growth	431112358	HEGFX	2210
Fundamental Equity Fund	431112267	HMFFX	2217
International Opportunities	431112341	HIOFX	2211
Large Cap Growth	431114818	HMGRX	492
Large Cap Value	431114206	HMIEX	490
Small Cap Advantage	431112465	HSAFX	2214
Small Cap Value	431112101	HMSCX	148
Value Momentum	431114677	HMVMX	871
Capital Growth Allocation Fund	431112283	HGAFX	2198
Diversified Equity Allocation Fund	431112317	HEAFX	2195
Growth & Income Allocation Fund	431112325	HGIFX	2197
Income Plus Allocation Fund	431112333	HPAFX	2196
Bond	431114305	HMBDX	489
CA Intermediate Tax-Free Bond	431114644	HMITX	847
National Intermediate Tax-Free Bond	431112655	HMNTX	1600
Short Term Bond	431112549	HMSFX	1506
CA Tax-Free Money Market	431114842	HMCXX	487
Diversified Money Market	431114883	HMDXX	484
Treasury Plus Money Market Fund	431123108	HMFXX	2219
U.S. Government Money Market	431114701	HMGXX	485
100% U.S. Treasury Money Market	431114503	HMTXX	486

Retail Shares Information
Balanced
Class A Shares	431114776	HMBRX	480
Class B Shares	431114545	HMBBX	452
Class C Shares	431112887	HMBCX	1760

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Retail Shares Information (continued)

Fund	Cusip	Ticker	Fund #
Cognitive Value
Class A Shares	431112432	HCLAX	2203
Class C Shares	431112424	HCLCX	2206

Core Equity
Class A Shares	431112770	HCEAX	1626
Class B Shares	431112762	HCEBX	1628
Class C Shares	431112754	HCECX	1632

Enhanced Growth
Class A Shares	431112382	HEHAX	2204
Class C Shares	431112374	HEGCX	2207

Fundamental Equity
Class A Shares	431112259	HMFAX	2215
Class C Shares	431112242	HMFCX	2216

International Opportunities
Class A Shares	431112481	HIOAX	2205
Class C Shares	431112473	HITCX	2208

Large Cap Growth
Class A Shares	431114768	HMRGX	481
Class B Shares	431114511	HMGBX	455
Class C Shares	431112879	HGRCX	1755

Large Cap Value
Class A Shares	431114784	HMERX	479
Class B Shares	431114537	HIEBX	457
Class C Shares	431112861	HIECX	1754

Small Cap Advantage
Class A Shares	431112457	HSAAX	2212
Class C Shares	431112440	HSCAX	2213

Small Cap Value
Class A Shares	431112200	HASVX	41
Class B Shares	431112309	HBSVX	123
Class C Shares	431112820	HSVCX	1756

Value Momentum
Class A Shares	431114628	HMVLX	870
Class B Shares	431114529	HVMBX	456
Class C Shares	431112812	HVMCX	1753

Capital Growth Allocation
Class A Shares	431112564	HMAAX	1494
Class C Shares	431112556	HMACX	1497

Diversified Equity Allocation
Class A Shares	431112275	HEAAX	2193
Class C Shares	431112291	HEACX	2194

The accompanying notes are an integral part of the financial statements.

160	1.800.433.6884

fund information (continued)

Retail Shares Information (continued)

Fund	Cusip	Ticker	Fund #
Growth & Income Allocation
Class A Shares	431112580	HMRAX	1493
Class C Shares	431112572	HMRCX	1496

Income Plus Allocation
Class A Shares	431112614	HMPAX	1495
Class C Shares	431112598	HMPCX	1498

Bond
Class A Shares	431114743	HMRBX	478
Class B Shares	431112747	HBDBX	1090
Class C Shares	431112648	HBDCX	1492

CA Intermediate Tax-Free Bond
Class A Shares	431114578	HMCIX	846
Class B Shares	431112796	HCABX	1761
Class C Shares	431112630	HCTCX	1491

National Intermediate Tax-Free Bond
Class A Shares	431112663	HMNFX	1598

Short Term Bond
Class A Shares	431112523	HMSAX	1505
Class C Shares	431112515	HMTCX	1470

CA Tax-Free Money Market
Class A Shares	431114859	HMAXX	476

Diversified Money Market
Class A Shares	431114800	HMVXX	473

Treasury Plus Money Market
Class A Shares	431123306	HMPXX	2218

U.S. Government Money Market
Class A Shares	431114602	HMUXX	474
Class B Shares	431114495	HGBXX	450
Class C Shares	431112531	HGTXX	1499

100% U.S. Treasury Money Market
Class A Shares	431114404	HMRXX	475

Class S Shares Information

CA Tax-Free Money Market
Class S Shares	431112705	HCSXX	1727
Diversified Money Market
Class S Shares	431112408	HDSXX	1728

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fund information (concluded)

Class S Shares Information (continued)

Fund	Cusip	Ticker	Fund #
Treasury Plus Money Market
Class S Shares	431123207	HMSXX	2220
U.S. Government Money Market
Class S Shares	431112507	HGSXX	1729
100% U.S. Treasury Money Market
Class S Shares	431112606	HUSXX	1730

Class M Shares Information
Cognitive Value
Class M Shares	431112416	HCLMX	2200
Enhanced Growth
Class M Shares	431112366	HEGMX	2201
International Opportunities
Class M Shares	431112499	HIOMX	2202

162	1.800.433.6884

notes

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service providers & board of trustees

Investment Adviser & Administrator	Custodian
HighMark Capital Management, Inc.	Union Bank of California, N.A.
350 California Street, Suite 1600	350 California Street
San Francisco, CA 94104	San Francisco, CA 94104

Sub-Advisers	Distributor
Cognitive Value Fund,	PFPC Distributors, Inc.
Enhanced Growth Fund and	760 Moore Road
International Opportunities Fund:	King of Prussia, PA 19406
Bailard, Inc.
950 Tower Lane, Suite 1900	Legal Counsel
Foster City, CA 94404-2131	Ropes & Gray LLP
One Embarcadero Center, Suite 2200
Large Cap Value Fund:	San Francisco, CA 94111
Aronson+Johnson+Ortiz, LP
230 South Broad Street, 20th Floor	Independent Registered Public
Philadelphia, PA 19102	Accounting Firm
Deloitte & Touche LLP
Small Cap Value Fund:	750 College Road
LSV Asset Management	Princeton, NJ 08535
One North Wacker Drive, Suite 4000
Chicago, IL 60606	Transfer Agent
State Street Bank and Trust Co.
PO Box 8416
Boston, MA 02266

Board of Trustees
David Benkert, Chairman
Thomas L. Braje, Vice Chairman
Evelyn S. Dilsaver
David A. Goldfarb
Michael L. Noel
Robert M. Whitler
Earle A. Malm, II

The accompanying notes are an integral part of the financial statements.

164	1.800.433.6884

To learn more about HighMark, visit us at
www.highmarkfunds.com or call:

INVESTOR SERVICES DESK
1.800.433.6884

INVESTMENT PROFESSIONAL SUPPORT DESK
1.800.455.5609

Thank you
for your investment.

Mutual Funds:
•	are not FDIC insured
•	have no bank guarantee
•	may lose value

445 South Figueroa Street • Suite 306 • Los Angeles • California • 90071

www.highmarkfunds.com

HMK-AR-002-0600
84806 (07/08)